[GRAPHIC:  PHOTO COLLAGE - COMPUTER          Nations Convertible
       CHIP/OYSTER SHELL]                    Securities Fund

                                             Nations Balanced
                                             Assets Fund

                                             Nations Asset
                                             Allocation Fund

                                             Nations Equity
                                             Income Fund

                                             Nations Value Fund

                                             Nations LargeCap
                                             Index Fund

                                             Nations Marsico
                                             Growth & Income Fund

                                             Nations
                                             Blue Chip Fund

                                             Nations Strategic
                                             Growth Fund

                                             Nations Capital
                                             Growth Fund

                                             Nations Disciplined
                                             Equity Fund

                                             Nations Marsico
                                             Focused Equities Fund

                                             Nations MidCap
                                             Growth Fund

                                             Nations Small
                                             Company Fund



DOMESTIC
STOCK FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2000


                                   [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           As we report on the past 12 months ending March 31, 2000, we need to remind ourselves of two major investment tenets -- diversification and investing for the long term. Keep these points in mind as we take a look back at the past year and where we are today.

                           THE YEAR IN REVIEW
                           For most of 1999, the threat of Y2K was on everyone's minds. Many companies in the U.S. and around the world went to great lengths to make sure that computer systems were compliant and ready to "squash" the Y2K bug. Fortunately, we entered the 21st century relatively unscathed. But in the months that led up to the year 2000 and in the first quarter of the new year, the markets have put on quite a show. We've seen an unusual level of volatility and it doesn't look like things are going to calm down any time soon.

                           While large-company stocks continued to perform well in 1999 and into 2000, markets began to broaden with small and mid-size company stocks staging turnarounds and actually outperforming large-company stocks. The Standard & Poor's 500 Composite Stock Price Index was up 17.94% for the 12 months ending March 31, 2000, while the S&P MidCap 400 Index and Russell 2000 Index were up 38.20% and 37.29%, respectively.* Value stocks also regained some ground during the period after several quarters of underperformance versus growth stocks.

                           International markets also showed new life in 1999 and into 2000, especially in Asia where it's been a long recovery since the Asian "malaise" began in 1997. The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index gained 25.09% for the 12 months ending March 31, 2000, thanks in large part to the economic recovery in Japan.**

                           MARKET MAYHEM
                           As of late, we have witnessed wild swings in the U.S. stock markets, setting new milestones for one-day gains and losses. It's a tumultuous time in the markets and now, more than ever, it's important to remember that one key to a successful investment strategy is diversification. Investing in a number of sectors allows you to take advantage of those sectors that are in favor today, and those that may be in favor tomorrow. And, as shown by how quickly the markets have rebounded from these dramatic highs and lows, you need to remember to stay focused on long-term goals. Investing takes discipline and a conviction to hold true to your long-term objectives. As we've said before, investors that took themselves out of the market based on short-term volatility and Y2K fears lost out on potential gains in their investments during that time and face possible tax implications and fees as a result of their withdrawal. It's true that over the long term, the market has trended upward. While there is no assurance that this trend will continue, the advantages of long-term investing are clear.

                           *The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity, and industry representation. It is unmanaged and unavailable for investment. The Russell 2000 Index is an unmanaged capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           **The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty countries in Europe, Australia, and the Far East. It is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           At Nations Funds, we firmly believe in the value of advice, especially in times of uncertainty. An investment professional can keep you abreast of current market conditions and work with you to determine the best strategy for surviving short-term volatility and successfully reaching your long-term goals.

                           WHAT'S NEW AT NATIONS FUNDS
                           In its continuing effort to provide world-class investment management, Bank of America reorganized a number of internal investment management units into Banc of America Capital Management, Inc. (BACAP). Focusing on both equity and fixed income funds, this Nations Funds Manager of Distinction(SM) is responsible for the portfolio management of more than 40 Nations Funds. This entity was developed to synergize research and investment capabilities into a premier investment management organization. And the media has taken notice. You may have seen BACAP investment professionals regularly featured on programs on CNBC and CNNfn. When the media looks to the industry for expert analysis, they are now turning regularly to the investment professionals of BACAP.

                           In addition to the changes at BACAP, we enhanced our investment management expertise with the addition of MacKay Shields LLC as our newest Manager of Distinction to manage Nations High Yield Bond Fund, which debuted in February. The Fund rounds out our line of fixed income fund offerings. On the equity side, we launched a new Fund for a new era -- Nations Marsico 21st Century Fund. This latest offering managed by Marsico Capital Management, LLC is positioned to invest in companies of any size that are changing the way the world does business.

                           Not only are new products important to us. Quality shareholder service continues to be of utmost importance. We were recognized by DALBAR, Inc. -- an independent evaluator of customer service in the mutual fund industry -- with the 1999 Mutual Fund Service Award. This award was given to us in recognition of our commitment to provide shareholders with the highest level of client service in the mutual fund industry. We will strive to maintain this level of excellence throughout 2000 and beyond.

                           We are excited about our growth over the past year and the opportunities ahead of us. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /s/ Robert H. Gordon
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2000

TABLE OF CONTENTS

                                     NATIONS FUNDS SPECTRUM                                          2
                                     ECONOMIC OVERVIEWS                                              3
                                     PORTFOLIO COMMENTARY
                                     Nations Convertible Securities Fund                             7
                                     Nations Balanced Assets Fund                                   11
                                     Nations Asset Allocation Fund                                  16
                                     Nations Equity Income Fund                                     21
                                     Nations Value Fund                                             26
                                     Nations LargeCap Index Fund                                    31
                                     Nations Marsico Growth & Income Fund                           34
                                     Nations Blue Chip Fund                                         39
                                     Nations Strategic Growth Fund                                  43
                                     Nations Capital Growth Fund                                    48
                                     Nations Disciplined Equity Fund                                53
                                     Nations Marsico Focused Equities Fund                          58
                                     Nations MidCap Growth Fund                                     63
                                     Nations Small Company Fund                                     68
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       73
                                     Statements of operations                                      120
                                     Statements of changes in net assets                           124
                                     Schedules of capital stock activity                           130
                                     Financial highlights                                          144
                                     Notes to financial statements                                 172
                                     Statement of net assets -- Nations Master Investment Trust    185
                                       Nations Marsico Growth & Income Master Portfolio            185
                                       Nations Blue Chip Master Portfolio                          187
                                       Nations Marsico Focused Equities Master Portfolio           190
                                     Statement of operations                                       192
                                     Statement of changes in net assets                            193
                                     Supplementary data                                            193
                                     Notes to financial statements                                 194

                            ------------------------------------------------------------------------------
                                NATIONS FUNDS                          [DALBAR MUTUAL FUND SERVICE AWARD
                                RECOGNIZED FOR                         1999 GRAPHIC]
                                OUTSTANDING                            [DALBAR HONORS COMMITMENT TO:
                                CUSTOMER SERVICE                       FINANCIAL INTERMEDIARIES 1999 GRAPHIC]
                                                                       DALBAR, Inc., is a well-respected
                                                                       research firm that measures
                                                                       customer service levels and
                                IN RECOGNITION OF ITS COMMITMENT TO    establishes benchmarks in the
                                PROVIDE SHAREHOLDERS WITH THE          financial services industry.
                                HIGHEST LEVEL OF CUSTOMER SERVICE
                                IN THE MUTUAL FUND INDUSTRY,
                                NATIONS FUNDS RECEIVED THE DALBAR
                                MUTUAL FUND SERVICE AWARD IN 1999.
                            ------------------------------------------------------------------------------

THE NATIONS FUNDS FAMILY OF FUNDS
As of March 31, 2000


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Investment Grade Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


DOMESTIC EQUITY FUNDS
GROWTH FUNDS
Nations Small Company Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Disciplined Equity Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL FUNDS
Nations Emerging Markets Fund
Nations International Growth Fund
Nations International Equity Fund
Nations International Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations LargeCap Index Fund
     Nations Managed Index Fund
     Nations SmallCap Index Fund
     Nations Managed SmallCap Value Index Fund
     Nations Managed Value Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

ECONOMIC OVERVIEW
BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW

                           Both the U.S. economy and stock market scored impressive performances in the year ended March 31, 2000. Our economy launched an unprecedented tenth year of expansion, marking the longest upswing in American history. And the stock market's continued climb reflected favorable short-term fundamentals and a long-term revolution in technology and communications.

                           In the year ended March 31, the Standard & Poor's 500 Composite Stock Price Index advanced by 17.94%. While investors turned in March to some of those economic sectors largely overlooked in the rush to technology, the Nasdaq Composite Index still sparkled with an 86% advance for the past 12 months. A renewed interest in smaller-capitalization stocks also drove the Russell 2000 Index 37% higher as of March 31.**

                           During the past year, U.S. real GDP (gross domestic product) expanded an estimated 5%, while inflation remained subdued. Despite a near tripling in oil costs, consumer prices increased by only 2.4%. Two primary forces deserve credit for this nearly flawless performance. First, U.S. economic policies have spawned an environment conducive to non-inflationary growth. These policies include deficit reduction, monetary discipline, deregulation and free foreign trade. Second, a once-in-a-century wave of innovation has sparked large gains in productivity through advances in the internet, computers and information sharing. These advances in output per hour have restrained inflation and helped companies achieve double-digit profit gains.

                           Economic and stock market advances have continued despite five interest rate hikes enacted by the Federal Reserve Board (the Fed) over the past year. Three of those increases simply reversed the easings triggered by Russia's crisis in 1998. The last two advances in the Federal Funds rate have restored the monetary target to the 6.0% level of 1995. The Fed is attempting to achieve a tempered and sustainable economic growth rate consistent with an ongoing low rate of inflation.

                           The long-term bond market appears confident that the Fed will succeed. The yield on 30-year U.S. Treasury bonds slid below 6.0% by the end of March 2000, reflecting in part the conviction that economic growth will ultimately moderate and that inflation will stay in check. In addition, the Treasury's decision to buy back $30 billion in government debt because of the emergence of sizable federal budget surpluses has been a major force pushing long-term Treasury bond yields lower.

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A.
                           and includes Banc of America Capital Management, Inc., investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular
                           Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           The Russell 2000 Index is an unmanaged,
                           capitalization-weighted index that tracks the performance of 2000 small company stocks. It is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           The past 12 months have also witnessed the emergence of a global recovery. Much of Asia has rebounded smartly from the scourge of devaluations that began in 1997. Japan's economy has continued to struggle but appears to be on a modest upward track. The new "Eurozone" has moved forward, although growth has been moderate. Even Russia has begun to emerge from the turmoil of 1998. Finally, while parts of Latin America -- such as Venezuela and Argentina -- continue to struggle, Brazil appears to have turned the corner and Mexico has prospered.

                           The major non-event of the year turned out to be the "Y2K" date change. Although computer failures could have wreaked havoc on financial markets and the global economy, extensive investment and preparation by the technology-dependent countries allowed markets to celebrate the new year with barely a hiccup.

                           THE YEAR AHEAD
                           Look for the U.S. economy to continue its expansion during the coming year, with no recession looming on the horizon. We forecast growth to moderate, however, to 3.5% or less over the course of the next 12 months. This pace will be more consistent with a long-term sustainable trend.

                           Inflation should remain constrained. Although low unemployment may cause additional upward pressure on wages and benefits, productivity gains should offset much of that increase. Meanwhile, a step-up in production by oil producing countries should cause energy prices to subside from the peaks reached in early 2000.

                           We also anticipate one or two more interest rate hikes from the Fed as monetary authorities attempt to rein in growth and ensure that the economy does not overheat. Long-term interest rates have already largely incorporated expectations of such additional tightening.

                           The stock market has displayed extreme volatility recently, and large swings are likely to continue. Strong profit growth and moderate interest rates should support a further rise in overall stock prices during the coming year. However, general gains of more than 10% should be more difficult to achieve, especially as the surge in the technology sector has tended to overstate some of the general strength in the market.

                           While the long-term fundamentals underpinning the technology sector remain compelling, a reallocation in portfolios generally has begun. Investors have started to switch from internet, communications, and biotechnology stocks with very high valuations to other market segments with much lower price-to-earnings ratios***. We think this rebalancing of the market is healthy, especially as it involves some broadening in its strength to encompass the financial, consumer noncyclical and industrial sectors of the market. Also, look for investors to continue to discern between internet and other new firms that are likely to be long-term survivors and those that have set up shop with only a concept and a promise.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2000

                           ***The price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power.

                           Source for all statistical data -- Banc of America Capital Management.

ECONOMIC OVERVIEW
MARSICO CAPITAL MANAGEMENT, LLC

                           We maintain a positive outlook on the equity market. There are a variety of "inputs" which enter into our thinking, and we would like to touch on a few with you.

                           First, we have believed for some time that we are experiencing a productivity boom. After years and years of growth, we continue to see record levels of productivity gains. We believe these productivity gains are sustainable and, in fact, may well accelerate going forward. Actually, we believe the productivity gains have been undermeasured due to the government's somewhat antiquated methodology used in determining productivity. We don't think the government's methodology fully accounts for the fact that our economy has changed dramatically. We're essentially a service economy now -- our economy is much, much less capital intensive than it used to be. We think many of the benefits of high technology -- biotech being just one example -- dramatically raise our living standards without showing up in the productivity numbers.

                           We also have become an information economy, spurred in large part through technological enhancements and the internet. The internet changes everything. One of the more widely invoked reasons underlying productivity enhancements is e-commerce. Peter Drucker, a highly regarded management consultant, recently wrote, "E-commerce is to the Information Revolution what the railroad was to the Industrial Revolution".* We don't think that's hyperbole.

                           Every day we see new examples of enhanced productivity related to e-commerce, business-to business (B2B) enterprises, and enhanced communications. Late last year, The New York Times reported that the number of adults using the internet in the U.S. had surpassed 100 million -- meaning that roughly half of the country's population is now on-line. Many businesses are just now starting to absorb the Internet and using it to relate to one another. Commerce has moved to the 'Net, and now the 'Net is moving into businesses at an increasingly rapid rate.

                           We believe we are in a secular lower inflation/lower interest rate environment, which is attributable in large part to improved productivity. With regard to inflation, we quite frankly see very few -- if any -- signs pointing to a materially higher CPI (Consumer Price Index). At least in the universe of companies we follow, remarkably few have demonstrated any ability to raise prices. Wal-Mart Stores, as just one example, had $4 billion worth of price rollbacks last year. That fits in directly with our thesis of improved productivity, which we think is essentially a deflationary force.

                           Some investors, citing low unemployment rates, have pointed toward wage pressures as a potential sign of inflation. In our view, wage increases do not appear to be a pressing concern. The recent United Auto Workers agreement called for modest wage increases over three years. Further, even with companies showing wage increases, we are finding that these are offset through lower expenditures in other areas -- largely due to improved corporate productivity.

                           *"Beyond the Information Revolution", Peter F. Drucker, The Atlantic Monthly, October 1999

                           Source for all statistical information -- Marsico Capital Management, LLC

ECONOMIC OVERVIEW
MARSICO CAPITAL MANAGEMENT, LLC

                           But, more importantly, we think there are some remarkable benefits to having such low unemployment rates. Tight labor markets have facilitated welfare reform. They have reduced poverty, crime, and minority unemployment. These types of benefits aren't always discussed in the context of classic economic theory, but we think they're extremely important.

                           We think interest rates should decline further over a period of time. We have felt for quite some time that real rates are too high, particularly given our views on productivity and inflation. And if we're right, the declining interest rate environment has enormous, positive implications for equity valuations -- especially growth companies.

                           Another factor that we think is very important is the very large government surpluses we are seeing. At the beginning of the last fiscal year, the surplus was expected to be around $25 billion to $35 billion. When the last fiscal year ended in October, the surplus was $125 billion. Since that time, budget surplus projections have risen even further. The creation of new jobs clearly has done wonders for the tax rolls. The strong employment levels are leading to much larger-than-expected surpluses. We are also encouraged by the fact that entitlement-related spending hasn't increased too much -- probably due to gridlock between the Democrats and Republicans.

                           We like to invest in strong, multi-national franchises -- companies that have global scale. We think this is an extremely important element of our stock selection process. We're seeing tremendous improvement in the economic structure not only here in the U.S., but also in Europe and Japan. We think that free trade -- which is a major cornerstone of both political parties here in the U.S. -- will accelerate going forward.

                           So, basically, we're painting a pretty bright outlook. We've essentially held this view for a long time, and we think it's going to persist. Our view is that -- if we're right in our inflation and interest rate forecasts and the economy continues to grow at a healthy rate -- then overall valuations would be reasonable and we think there would be room for multiple expansion. Within the universe of stocks that we follow closely at Marsico Capital, we think there are plenty of good companies that have exciting products or services and that are trading at reasonable valuations.

                           THOMAS F. MARSICO
                           CHIEF EXECUTIVE OFFICER
                           MARSICO CAPITAL MANAGEMENT, LLC

                           March 31, 2000

NATIONS CONVERTIBLE SECURITIES FUND
CONVERTIBLE SECURITIES MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the               Nations Convertible Securities Fund is designed to be a
Convertible Securities Management        moderate way to invest in convertible securities. We try to
Team of Banc of America Capital          maintain a portfolio of convertibles that have balanced
Management, Inc., investment             risk/reward characteristics. This means as individual issues
sub-adviser to the Fund.                 rise in price, we replace them with other issues selling
                                         closer to par. We believe this tends to keep volatility
INVESTMENT OBJECTIVE                     dampened and the Fund's yield above the yields of the
The Fund seeks to provide                popular indexes.
investors with a total investment
return, comprised of current             Our philosophy is to try to run a somewhat conservative
income and capital appreciation,         equity vehicle with a current income above the overall yield
consistent with prudent investment       of stocks in general, but with some appreciation potential.
risk.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.***
PERFORMANCE REVIEW                       For the year ended March 31, 2000, the Fund (Investor A
For the 12-month period ended            Shares) returned 39.38%. While this was one of the largest
March 31, 2000, Nations                  gains recorded over the life of the Fund, it still lagged
Convertible Securities Fund              the return of the CS First Boston Convertible Index. The
Investor A Shares provided               Index was dominated by several large issues that recorded
shareholders with a total return         strong gains, and it also included many lower quality issues
of 39.38%.**                             in which the Fund had not invested. The Fund's policy of
                                         selling securities that had recorded significant gains also contributed to the relative underperformance.

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND AND WHAT SECTORS OR STOCKS PROVED UNFAVORABLE?+
                                         We maintained the Fund's heavy overweighting in the
                                         technology and communications industries and underweighting in cyclical and basic industries. Both decisions supported performance. Most of the gains in the Fund came from
                                         technology and communications, especially from
                                         internet-related companies. The semiconductor industry was apparently helped as much as it was hurt by Y2K, as sales
                                         and orders surged through the fourth calendar quarter, right up to the end of the Fund's fiscal year end. The Y2K effects on this industry were also felt in the communications sector as many of these companies also reported robust business
                                         with no slowdown. Fund holdings such as Xilinx, Inc., U.S.
                                         Cellular Corporation

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The CS First Boston Convertible Index is a widely used unmanaged index that measures the performance of convertible securities. It is unavailable for investment.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE SECURITIES FUND
CONVERTIBLE SECURITIES MANAGEMENT
TEAM COMMENTARY continued

                                         and LSI Logic Corporation were up four to six fold between
                                         October 1999 and February of this year.

                                         The cyclical and basic industry companies continued to be
                                         hurt by a low-inflation environment which gave them little pricing power. The basic industry and capital goods sectors again lagged the gains of the overall market, due to their low unit growth characteristics and an inability to raise
                                         prices. Without price hikes these companies can not generate the top line revenue to bring faster than average growth to the bottom line. With inflation still benign, stocks in
                                         these areas of the market will have a hard time attracting investors. The Fund's holdings in these sectors hurt its
                                         performance.

                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         The market corrected from a summer peak to an October 1999 low by an average 10%. The convertible market took off again in October 1999 and in January 2000. Other markets also
                                         rose, most notably the technology dominated Nasdaq Composite
                                         Index. The more economically cyclical Standard & Poor's 500
                                         Composite Stock Price Index lagged the more growth-oriented
                                         Nasdaq.++

                                         WHAT IS YOUR OUTLOOK FOR THE COMING YEAR, AND HOW ARE YOU
                                         POSITIONING THE FUND?
                                         In our view, the new issue market is quite strong. To the
                                         extent these issues meet our quality standards, we are able to fine-tune the portfolio's risk exposure. Unfortunately, many of the issues are not high quality, as the market
                                         appears to be becoming more speculative, especially in the biotech area. The Federal Reserve Board may continue to
                                         raise short-term interest rates, affecting the relationship of bond prices to convertible prices. This suggests more
                                         risk in the market. However, inflation remains benign and
                                         the outlook for corporate profits is quite good. On balance, we believe the convertible market will do well again this
                                         year, but may not have the exceptional gain of last year.

                           ++The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and American Depository Receipts. It is unmanaged and unavailable for investment.

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Other                                                                            41.2%
Telecommunications                                                                9.7
Semiconductors                                                                    8.2
Oil - Domestic                                                                    6.6
Computer related                                                                  6.4
Media                                                                             5.8
Healthcare                                                                        5.5
Utilities -  Telephone                                                            5.0
Financial services                                                                4.0
Energy                                                                            3.9
Professional services                                                             3.7

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Bell Atlantic Financial Services,
                                                                                 4.250% 09/15/05                         1.8%
                                                                            -------------------------------------------------
                                                                              2  Citrix Systems, Inc., 5.250% 03/22/19   1.7%
                                                                            -------------------------------------------------
                                                                              3  Intel Corporation                       1.7%
                                                                            -------------------------------------------------
                                                                              4  CommScope, Inc., 4.000% 12/15/06        1.6%
                                                                            -------------------------------------------------
                                                                              5  AT&T Corporation - Liberty Media
                                                                                 Group, 4.000% 11/15/29                  1.6%
                                                                            -------------------------------------------------
                                                                              6  Telefonos de Mexico SA, 4.250%
                                                                                 06/15/04                                1.6%
                                                                            -------------------------------------------------
                                                                              7  Elan International Finance
                                                                                 Corporation, 3.280% 12/14/18            1.5%
                                                                            -------------------------------------------------
                                                                              8  LSI Logic Corporation, 4.250%
                                                                                 03/15/04                                1.5%
                                                                            -------------------------------------------------
                                                                              9  CNB Capital Trust I                     1.4%
                                                                            -------------------------------------------------
                                                                             10  Lattice Semiconductor Corporation,
                                                                                 4.750% 11/01/06                         1.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS CONVERTIBLE SECURITIES FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (9/25/87
                                                                                     through
                                                                                     3/31/00)        17.16%     16.61%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Convertible Securities Fund from
                                                the inception of the share
                                                class. Figures for the CS First
                                                Boston Convertible Securities
                                                Index, an unmanaged
                                                market-weighted index of
                                                convertible securities that meet
                                                minimum quality and liquidity
                                                criteria, include reinvestment
                                                of dividends. Funds included in
                                                the Lipper Convertible
                                                Securities Funds Universe invest
                                                their portfolios primarily in
                                                convertible securities and
                                                convertible preferred shares. It
                                                is not possible to invest in the
                                                Index or Lipper Universe. Both
                                                are unavailable for investment.
                                                The performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[LINE GRAPH]
INVESTOR A SHARES AT MOP* RETURN CHART
Assumes the reinvestment of all distributions.

                                    NATIONS                                             CSFB CONVERTIBLE SECURITIES INDEX $42,995
                             CONVERTIBLE SECURITIES     LIPPER CONVERTIBLE SECURITIES   -----------------------------------------
                                  FUND $47,863             FUND UNIVERSE  $39,656
                             ----------------------     -----------------------------
Mar. 31, 1990                         9425.00                       10000.00                              10000.00
                                     9995.00                       10365.00                              10240.00
                                     8768.00                        9205.00                               9147.00
                                     8911.00                        9503.00                               9428.00
                                    10478.00                       10835.00                              10695.00
                                    10956.00                       11001.00                              10813.00
                                    11642.00                       11828.00                              11621.00
1991                                12318.00                       12592.00                              12173.00
                                    12600.00                       12894.00                              12752.00
                                    12890.00                       12871.00                              13071.00
                                    13671.00                       13413.00                              13578.00
1992                                14947.00                       14332.00                              14315.00
                                    15953.00                       15161.00                              15363.00
                                    16763.00                       15462.00                              15777.00
                                    17479.00                       16298.00                              16562.00
1993                                18340.00                       16626.00                              16973.00
                                    17858.00                       16223.00                              16481.00
                                    17315.00                       15750.00                              16032.00
                                    18131.00                       16269.00                              16512.00
1994                                17266.00                       15754.00                              16172.00
                                    18155.00                       16631.00                              17121.00
                                    19491.00                       17727.00                              18682.00
                                    20673.00                       18890.00                              19839.00
1995                                21429.00                       19313.00                              20009.00
                                    22704.00                       20300.00                              21178.00
                                    23229.00                       20769.00                              21629.00
                                    24325.00                       21440.00                              22122.00
1996                                25597.00                       22407.00                              22777.00
                                    26168.00                       22606.00                              22896.00
                                    29528.00                       24620.00                              24901.00
                                    32442.00                       26807.00                              27394.00
1997                                31219.00                       26509.00                              26630.00
                                    33249.00                       28524.00                              28816.00
                                    32753.00                       28153.00                              28384.00
                                    29671.00                       24946.00                              24733.00
1998                                33273.00                       27611.00                              28377.00
                                    34341.00                       28265.00                              29478.00
                                    36704.00                       30580.00                              31700.00
                                    35926.00                       30057.00                              31456.00
1999                                42173.00                       36179.00                              40371.00
Mar. 31, 2000                       47863.00                       39656.00                              42995.00


[LINE GRAPH]
INVESTOR A SHARES AT NAV** RETURN CHART
Assumes the reinvestment of all distributions.

                                     NATIONS                                            CSFB CONVERTIBLE SECURITIES INDEX $42,995
                             CONVERTIBLE SECURITIES     LIPPER CONVERTIBLE SECURITIES   -----------------------------------------
                                   FUND $50,783            FUND UNIVERSE  $39,656
                             -----------------------    -----------------------------
Mar. 31, 1990                       10000.00                       10000.00                              10000.00
                                    10605.00                       10365.00                              10240.00
                                     9303.00                        9205.00                               9147.00
                                     9454.00                        9503.00                               9428.00
                                    11117.00                       10835.00                              10695.00
                                    11624.00                       11001.00                              10813.00
                                    12352.00                       11828.00                              11621.00
1991                                13070.00                       12592.00                              12173.00
                                    13369.00                       12894.00                              12752.00
                                    13676.00                       12871.00                              13071.00
                                    14505.00                       13413.00                              13578.00
1992                                15859.00                       14332.00                              14315.00
                                    16926.00                       15161.00                              15363.00
                                    17786.00                       15462.00                              15777.00
                                    18545.00                       16298.00                              16562.00
1993                                19459.00                       16626.00                              16973.00
                                    18948.00                       16223.00                              16481.00
                                    18372.00                       15750.00                              16032.00
                                    19237.00                       16269.00                              16512.00
1994                                18319.00                       15754.00                              16172.00
                                    19263.00                       16631.00                              17121.00
                                    20680.00                       17727.00                              18682.00
                                    21934.00                       18890.00                              19839.00
1995                                22736.00                       19313.00                              20009.00
                                    24089.00                       20300.00                              21178.00
                                    24646.00                       20769.00                              21629.00
                                    25809.00                       21440.00                              22122.00
1996                                27159.00                       22407.00                              22777.00
                                    27765.00                       22606.00                              22896.00
                                    31329.00                       24620.00                              24901.00
                                    34422.00                       26807.00                              27394.00
1997                                33124.00                       26509.00                              26630.00
                                    35277.00                       28524.00                              28816.00
                                    34751.00                       28153.00                              28384.00
                                    31481.00                       24946.00                              24733.00
1998                                35303.00                       27611.00                              28377.00
                                    36436.00                       28265.00                              29478.00
                                    38943.00                       30580.00                              31700.00
                                    38118.00                       30057.00                              31456.00
1999                                44746.00                       36179.00                              40371.00
Mar. 31, 2000                       50783.00                       39656.00                              42995.00

   TOTAL RETURN (AS OF 3/31/00)

                                                          INVESTOR A               INVESTOR B++               INVESTOR C
                                     PRIMARY A+       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                        5/21/99              9/25/87                   7/15/98                   10/21/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                    41.14%         39.38%       31.38%       38.28%       33.28%       38.39%       37.39%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                               22.81%         22.30%       19.90%       21.84%       21.16%       21.72%       21.72%
5 YEARS                               21.70%         21.39%       19.97%       21.12%       20.94%
10 YEARS                              17.79%         17.65%       16.95%       17.52%       17.52%
SINCE INCEPTION                       17.28%         17.16%       16.61%       17.06%       17.06%       20.31%       20.31%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. These fees are not applicable to Primary A Shares.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. If Investor B Shares had been reflected, total returns would have been lower.

NATIONS BALANCED ASSETS FUND
INVESTMENT STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS BALANCED ASSETS FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the               The Fund seeks to provide shareholders with the potential
Investment Strategies Team of Banc       for solid returns with reduced overall portfolio risk. It
of America Capital Management,           allocates its assets among a diversified portfolio of
Inc., investment sub-adviser to          stocks, fixed-income securities and money market
the Fund.                                instruments -- all of which have different return/risk
                                         characteristics. The Fund invests primarily in stocks of
INVESTMENT OBJECTIVE                     high-quality companies with long-term fundamentals believed
The Fund seeks total return by           favorable and trading at we think are attractive valuations.
investing in equity and fixed            Its fixed income holdings consist of investment-grade
income securities.                       securities.

PERFORMANCE REVIEW
For the 12-month period ended            Management of the equity portion of the Fund is based on the
March 31, 2000, Nations Balanced         premise that companies' stock prices are more volatile than
Assets Fund Investor A Shares            their underlying business fundamentals and that active
provided shareholders with a total       security selection improves performance over time. We also
return of 0.47%.**                       believe that proprietary research is a critical component of investment success and, that opportunities are best
                                         uncovered by a constant search for new information. In
                                         addition, we believe that the reward for assuming risk
                                         varies over time. As a result, in our view, dynamic risk
                                         management should increase performance consistency.

                                         Within this framework, the Fund's equity style is a value
                                         approach where the management team seeks superior returns by investing in sound, proven businesses that are thought to be inexpensive relative to their intrinsic value. This approach also reflects a long-term view of value investing with its potential long-term rewards.
                                         The management of the fixed income portion is based on our belief that returns and consistency of returns are enhanced through a disciplined risk management process that seeks to control interest rate risk and emphasizes a quantitative
                                         approach to sector allocation, sector rotation and relative value security selection.

                                         PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.
                                         Nations Balanced Assets Fund offers investors the
                                         opportunity to invest in the stocks of high-quality
                                         companies with long-term fundamentals believed favorable,
                                         selling at what we think are attractive valuation levels.
                                         The fixed income portion consists of high-quality
                                         securities. Over the reporting period, the stock market did little to reward investors with a valuation focus, while the bond market suffered through one of its worst declines in
                                         the last 10 years. The Fund's return reflects these
                                         occurrences. However, we believe that investors with a
                                         long-term horizon

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BALANCED ASSETS FUND
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         should benefit with solid returns from the strategies
                                         represented by both the equity and fixed income portions of the portfolio while incurring reduced overall portfolio
                                         risk.

                                         WHAT WAS THE INVESTMENT ENVIRONMENT FOR THE FUND DURING THE
                                         FISCAL YEAR?
                                         The stock market was, once again, dominated by growth
                                         stocks, particularly technology and communications services companies. In fact, the market propelled a very narrow group of large capitalization, high price-to-earnings stocks
                                         forward, leaving more undervalued companies we consider to have more attractive valuation measures in their wake.
                                         Momentum investing carried the day, as investors continued
                                         to flock to very highly valued technology and communication stocks. Many of these companies did not fit the valuation
                                         criteria used in the equity portion of Nations Balanced
                                         Assets Fund, which maintains a focus on value measures.

                                         The bond market experienced one of its most volatile periods in history because of a confluence of factors. These factors included: the combination of a strong U.S. economy, fears of a Y2K disaster, the announcement of a U.S. Treasury debt
                                         reduction program, the dramatic increase in oil prices, and the recent proposal to eliminate the implied government
                                         guarantee on some government agency securities. In general, interest rates rose and bond prices declined.

                                         WHAT FACTORS AFFECTED THE PERFORMANCE IN THE STOCK PORTION
                                         OF THE PORTFOLIO?***
                                         As might be expected, the technology stocks in the portfolio performed the best, rising 93.4% compared to 78.4% for the technology sector of the Standard & Poor's 500 Composite
                                         Stock Price Index (S&P 500 Index).+ However, we believed it was prudent to continue to take profits in these companies as they reached the price objectives we had set.
                                         Consequently, we reduced the weighting in the sector
                                         throughout the year. At year-end March 31, 2000, the Fund's technology weighting was 16.7%, compared to a 34.0% weight for the technology sector of the S&P 500 Index. This
                                         decision hurt performance, but was in keeping with the
                                         Fund's investment strategy. The Fund's holdings during the year included Apple Computer Inc., which gained 278%, and
                                         Sun Microsystems which gained nearly 200%. Currently, our
                                         holdings include International Business Machines
                                         Corporation, Xerox Corporation and Pitney Bowes,
                                         Inc. -- more traditional, undervalued companies selling
                                         substantially below their fair value, in our opinion, with catalysts for improvement over the next 12 to 18 months.

                                         The financial sector's weighting was 16.2% at the end of the period and represented the second largest portion of the
                                         Fund's equity assets. This sector within the S&P 500 Index declined about 1% for the period, as interest rates
                                         continued to move upward. We believe valuations are
                                         compelling, particularly in the large, money center banks,
                                         Citigroup Inc. and Chase Manhattan Corporation; Mellon
                                         Financial Corporation, the well diversified, regional bank holding company; and Paine Webber Group, Inc., a brokerage firm we think undervalued.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           +The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

NATIONS BALANCED ASSETS FUND
INVESTMENT STRATEGIES TEAM COMMENTARY continued

                                         WHAT FACTORS AFFECTED THE PERFORMANCE OF THE BOND PORTION OF
                                         THE PORTFOLIO?
                                         Despite the volatility, we remained faithful to our strategy of seeking to maximize the yield of the portfolio while
                                         minimizing its risk relative to the benchmark. While this
                                         may cause some interim performance volatility, we believe
                                         the strategy will produce superior returns over time. Our
                                         strategic overweighting of the corporate bond and
                                         mortgage-backed securities sectors helped performance in a difficult environment.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         EQUITY MARKET DURING THE NEXT YEAR, AND HOW HAVE YOU
                                         POSITIONED THE PORTFOLIO TO TAKE ADVANTAGE OF THESE
                                         OPPORTUNITIES?
                                         First, we believe the tremendous increase in the value of
                                         technology stocks will dissipate over the coming year as
                                         stocks in this sector are now selling, on average, at
                                         incredibly high levels relative to what we think are their sustainable growth rates. Therefore, we have underweighted the technology sector relative to the market (S&P 500
                                         Index), and have major representation in just those stocks that we believe should continue to perform well with strong dominance in their respective markets -- IBM, Xerox and
                                         Pitney Bowes.

                                         Second, we have overweighted the financial sector. When
                                         viewed from a demographic as well as from a bottom-up,
                                         valuation approach, we think these companies represent
                                         substantial opportunity for the long-term investor.

                                         Third, we anticipate improvement in the economies of our
                                         global trading partners, Europe, Asia (ex-Japan) and Latin
                                         America in 2000 and beyond. We have invested in
                                         commodity-like companies, such as Alcoa Inc., Nucor
                                         Corporation and Weyerhaeuser Company and multi-national
                                         conglomerates such as United Technologies Corporation,
                                         Honeywell International Inc., Rockwell International
                                         Corporation and Emerson Electric Company. These stocks
                                         appear to be selling substantially below their potential
                                         earnings power and dividend-paying capabilities.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE FIXED
                                         INCOME MARKET, AND HOW ARE YOU POSITIONING THE PORTFOLIO?
                                         On the fixed income side, our expectations are for the
                                         Federal Reserve Board to raise the Federal Funds rate to
                                         slow the U.S. economy at least one more time -- to 6.25%.
                                         While there is a risk of additional rate increases, the
                                         recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product)
                                         growth.

                                         The yield advantages -- or "spreads" -- of corporate,
                                         mortgage-backed and asset-backed securities over the yields of U.S. Treasuries are higher than at any point since the
                                         recession of 1991. We expect to continue to add incremental exposure to corporate bonds, mortgage-backed and
                                         asset-backed securities as these yield advantages grow
                                         larger. We believe that once the markets stabilize, these
                                         sectors will enhance the return potential of the portfolio.

NATIONS BALANCED ASSETS FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Other                                                                              51
Federal National Mortgage Association (FNMA) certificates                         9.5
Commercial mortgage-backed securities                                             8.7
Banking                                                                           4.5
Utilities - Telephone                                                             5.4
Banking and finance                                                               3.8
Financial services                                                                6.5
Federal Home Loan Mortgage Corporation (FHLM) certificates                        3.3
Computer related                                                                  2.6
Oil - International                                                               2.5
Telecommunications                                                                2.2

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil Corporation                 1.6%
                                                                            -------------------------------------------------
                                                                              2  Chase Manhattan Corporation             1.6%
                                                                            -------------------------------------------------
                                                                              3  Citigroup Inc.                          1.4%
                                                                            -------------------------------------------------
                                                                              4  United Technologies Corporation         1.3%
                                                                            -------------------------------------------------
                                                                              5  Honeywell International Inc.            1.2%
                                                                            -------------------------------------------------
                                                                              6  Bristol-Myers Squibb Company            1.2%
                                                                            -------------------------------------------------
                                                                              7  Lincoln National Corporation Ltd.       1.2%
                                                                            -------------------------------------------------
                                                                              8  Mellon Financial Corporation            1.2%
                                                                            -------------------------------------------------
                                                                              9  Ford Motor Company                      1.2%
                                                                            -------------------------------------------------
                                                                             10  Target Corporation                      1.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS BALANCED ASSETS FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (10/2/92
                                                                                     through
                                                                                     3/31/00)        10.22%      9.35%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Balanced Assets Fund from the inception of the share class. Figures for the Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index), an unmanaged index of 500 widely held common stocks, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, which is an unmanaged index comprised of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues include reinvestment of dividends. Funds included in the Lipper Balanced Funds Universe have a primary objective of conserving principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest in the Indexes or Lipper Universe. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
[INVESTOR A SHARES AT MOP* RETURN CHART]

                                          NATIONS|BALANCED|ASSETS                                             STANDARD &|POOR'S
                                               FUND|$19,533         LIPPER|BALANCED|FUNDS|UNIVERSE|$24,310    500|INDEX|$42,080
                                          -----------------------   --------------------------------------    -----------------
Oct. 2|1992                                         9425                             10000                          10000
1992                                                9776                             10396                          10504
                                                   10179                             10830                          10963
                                                   10431                             11003                          11017
                                                   10659                             11387                          11301
1993                                               10726                             11548                          11563
                                                   10381                             11178                          11125
                                                   10050                             11058                          11172
                                                   10441                             11387                          11718
1994                                               10369                             11269                          11716
                                                   10955                             11984                          12857
                                                   11862                             12862                          14085
                                                   12491                             13575                          15204
1995                                               13070                             14146                          16120
                                                   13504                             14523                          16985
                                                   13864                             14875                          17748
                                                   14178                             15279                          18296
1996                                               14946                             16114                          19820
                                                   15148                             16118                          20351
                                                   16679                             17786                          23907
                                                   17997                             18992                          25695
1997                                               18137                             19233                          26432
                                                   19713                             20706                          30120
                                                   19408                             20932                          31114
                                                   17657                             19590                          28018
1998                                               19637                             21817                          33986
                                                   19444                             22044                          35682
                                                   20348                             23005                          38197
                                                   19182                             22021                          35810
1999                                               19614                             23699                          41138
Mar. 31|2000                                       19533                             24310                          42080

                                          LEHMAN|AGGREGATE|BOND
                                              INDEX|$15,846
                                          ---------------------
Oct. 2|1992                                       10000
1992                                              10027
                                                  10441
                                                  10718
                                                  10998
1993                                              11004
                                                  10688
                                                  10578
                                                  10643
1994                                              10683
                                                  11222
                                                  11905
                                                  12138
1995                                              12655
                                                  12431
                                                  12502
                                                  12734
1996                                              13116
                                                  13042
                                                  13521
                                                  13970
1997                                              14380
                                                  14605
                                                  14947
                                                  15579
1998                                              15632
                                                  15554
                                                  15417
                                                  15522
1999                                              15503
Mar. 31|2000                                      15846

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                          NATIONS|BALANCED|ASSETS                                             STANDARD &|POOR'S
                                               FUND|$20,725         LIPPER|BALANCED|FUNDS|UNIVERSE|$24,310    500|INDEX|$42,080
                                          -----------------------   --------------------------------------    -----------------
Oct. 2|1992                                      10000.00                          10000.00                        10000.00
1992                                             10372.00                          10396.00                        10504.00
                                                 10800.00                          10830.00                        10963.00
                                                 11067.00                          11003.00                        11017.00
                                                 11310.00                          11387.00                        11301.00
1993                                             11361.00                          11548.00                        11563.00
                                                 11014.00                          11178.00                        11125.00
                                                 10668.00                          11058.00                        11172.00
                                                 11078.00                          11387.00                        11718.00
1994                                             11001.00                          11269.00                        11716.00
                                                 11623.00                          11984.00                        12857.00
                                                 12585.00                          12862.00                        14085.00
                                                 13254.00                          13575.00                        15204.00
1995                                             13867.00                          14146.00                        16120.00
                                                 14328.00                          14523.00                        16985.00
                                                 14710.00                          14875.00                        17748.00
                                                 15043.00                          15279.00                        18296.00
1996                                             15858.00                          16114.00                        19820.00
                                                 15072.00                          16118.00                        20351.00
                                                 17697.00                          17786.00                        23907.00
                                                 19095.00                          18992.00                        25695.00
1997                                             19244.00                          19233.00                        26432.00
                                                 20916.00                          20706.00                        30120.00
                                                 20592.00                          20932.00                        31114.00
                                                 15734.00                          19590.00                        28018.00
1998                                             20835.00                          21817.00                        33986.00
                                                 20630.00                          22044.00                        35682.00
                                                 21589.00                          23005.00                        38197.00
                                                 20352.00                          22021.00                        35810.00
1999                                             20810.00                          23699.00                        41138.00
Mar. 31|2000                                     20725.00                          24310.00                        42080.00

                                          LEHMAN|AGGREGATE|BOND
                                              INDEX|$15,846
                                          ---------------------
Oct. 2|1992                                     10000.00
1992                                            10027.00
                                                10441.00
                                                10718.00
                                                10998.00
1993                                            11004.00
                                                10688.00
                                                10578.00
                                                10643.00
1994                                            10683.00
                                                11222.00
                                                11905.00
                                                12138.00
1995                                            12655.00
                                                12431.00
                                                12502.00
                                                12734.00
1996                                            13116.00
                                                13042.00
                                                13521.00
                                                13970.00
1997                                            14380.00
                                                14605.00
                                                14947.00
                                                15579.00
1998                                            15632.00
                                                15554.00
                                                15417.00
                                                15522.00
1999                                            15503.00
Mar. 31|2000                                    15846.00

   TOTAL RETURN (AS OF 3/31/00)

                                                      INVESTOR A                  INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**         MOP*         NAV**        CDSC***         NAV**       CDSC***
Inception date                    9/30/92                      10/2/92                      6/7/93                    10/2/92
----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  0.73%         0.47%        -5.28%        -0.30%        -5.20%        -0.27%       -1.25%
----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             9.07%         8.85%         6.72%         8.07%         7.28%         8.09%        8.09%
5 YEARS                            12.49%        12.27%        10.94%        11.55%        11.31%        11.59%       11.59%
SINCE INCEPTION                    10.46%        10.22%         9.35%         9.44%         9.44%         9.49%        9.49%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS ASSET ALLOCATION FUND
EQUITY MANAGEMENT TEAM AND FIXED INCOME MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON
                                         NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND THEIR OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Equity        Within the stock component of the Fund, our intent is to
Management Team of Chicago Equity        stay neutral to the market in terms of sector weightings and
Partners Corporation and the Fixed       market capitalization. The Fund primarily invests in
Income Management Team of Banc of        large-capitalization common stocks represented in the
America Capital Management, Inc.,        Standard & Poor's 500 Composite Stock Price Index (S&P 500
investment sub-advisers to the           Index) as well as common stocks represented in the Standard
Fund.                                    & Poor's MidCap 400 Index and the Standard & Poor's SmallCap
                                         600 Index.*** We believe investment across the large-, mid-
INVESTMENT OBJECTIVE                     and small-cap market segments allows for greater
The Fund seeks to obtain long-term       diversification and potentially lower volatility and higher
growth from capital appreciation,        returns.
and dividend and interest income.

PERFORMANCE REVIEW                       We focus on individual stock selections. Our risk-controlled
For the 12-month period ended            strategy is intended to ensure that the Fund is able to
March 31, 2000, Nations Asset            fully benefit from the market's advances, despite the major
Allocation Fund Investor A Shares        disparities in performance between sectors and the recent
provided shareholders with a total       narrowness of the market. Within the framework of our
return of 10.65%.**                      disciplined process, we select securities that display what we think are attractive valuations, while exhibiting
                                         positive momentum and solid earnings quality.

                                         The fixed income portion of the Fund is composed of
                                         investment grade securities. The management of the fixed
                                         income portion is based on the belief that returns and
                                         consistency of returns are enhanced through a disciplined
                                         risk management process that seeks to control interest rate risk and emphasizes a quantitative approach to sector
                                         allocation, sector rotation and relative value security
                                         selection.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           The Standard & Poor's SmallCap 600 Index is a market-capitalization-weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc. and Chicago Equity Partners Corporation.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET ALLOCATION FUND
EQUITY MANAGEMENT TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE
                                         For the 12 months ended March 31, 2000, the Fund (Investor A
                                         Shares) had a total return of 10.65%. The Fund measures its performance against two benchmarks, the S&P 500 Index and
                                         the Lehman Aggregate Bond Index+, which returned 17.94% and
                                         1.88%, respectively. The Fund's asset allocation as of March
                                         31, 2000, was 59% to equity, 23% to fixed income and 18% to cash and cash equivalents.++

                                         WHAT PARTICULAR EQUITY SECTORS OR STOCKS PROVED FAVORABLE
                                         FOR THE FUND, AND WHAT SECTORS PROVED UNFAVORABLE?
                                         The Fund benefited primarily from its holdings in the
                                         technology sector. In the large-cap segment, QUALCOMM Inc.,
                                         Oracle Corporation and Cisco Systems, Inc. produced
                                         triple-digit returns as investors flocked towards the "new economy" companies. The same story was true for mid- and
                                         small-company stocks, with companies such as PMC-Sierra,
                                         Inc., Three-five Systems, Inc. and Qlogic Corporation each returning above 700%. Sectors that lagged were health care and transportation. Price-cutting hurt the profits of major drug companies while higher energy costs adversely affected transportation companies.

                                         WHAT FACTORS AFFECTED THE PERFORMANCE OF THE BOND PORTION OF
                                         THE PORTFOLIO?
                                         Despite the bond market's volatility, we remained faithful to our strategy of maximizing the yield of the portfolio
                                         while minimizing its risk relative to the benchmark. While this may cause some interim performance volatility, we
                                         believe the strategy will produce superior returns over
                                         time. The portfolio's strategic overweighting of the
                                         corporate bond and mortgage-backed securities sectors helped performance in a difficult environment.

                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         Rising interest rates most influenced performance. The U.S.
                                         economy remained healthy throughout the year, but fears of rising inflation helped increase interest rates as the year wore on. Investors remained cautious on the outlook for
                                         continued economic growth, specifically for the "old
                                         economy" stocks, as they appeared more affected by the
                                         volatility of interest rates than their "new economy"
                                         brethren.

                                         WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD IN THE EQUITY
                                         MARKET?
                                         As we enter the tenth year of economic prosperity, the U.S.
                                         economy remains remarkably healthy in spite of higher
                                         interest rates and tight labor conditions. We anticipate
                                         that the U.S. economy will continue to grow, though we
                                         believe the growth to be more moderate than in recent
                                         months.

                           +The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS ASSET ALLOCATION FUND
EQUITY MANAGEMENT TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued

                                         In the stock market, the S&P 500 Index has recorded a record
                                         20% annual return for the last five years and most
                                         prognosticators believe that pace will not continue. The
                                         continued discrepancies in valuations between the largest 50 stocks and the rest of the stock market defy historical
                                         averages. We believe these discrepancies favoring the
                                         largest stocks are unlikely to be sustained.

                                         Of course, neither we nor anyone else can predict exact
                                         changes in the markets. We plan to continue our
                                         diversification strategy of investing in large-, mid- and
                                         small-cap stocks. Our goal is to add value through security selection, while attempting to neutralize risk factors such as market timing and sector rotation, for which there is not adequate compensation by the market.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE FIXED
                                         INCOME MARKET, AND HOW ARE YOU POSITIONING THE PORTFOLIO?
                                         On the fixed income side, our expectations are for the
                                         Federal Reserve Board to continue to raise interest rates to slow the U.S. economy at least one more time -- to 6.25%.
                                         While there is a risk of additional rate increases, the
                                         recent volatility in the stock market should help to dampen consumer confidence and U.S. GDP (gross domestic product)
                                         growth.

                                         The yield advantages -- or "spreads" -- of corporate,
                                         mortgage-backed and asset-backed securities over the yields of U.S. Treasuries are higher than at any point since the
                                         recession of 1991. We expect to continue to add incremental exposure to corporate bonds, mortgage-backed and
                                         asset-backed securities as these yield advantages grow
                                         larger. We believe that once the markets stabilize, these
                                         sectors could enhance the returns of the portfolio.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Other                                                                            50.4%
U.S. Treasury strips                                                              3.2
Drugs                                                                             3.7
Banking and finance                                                               4.0
Banking                                                                           4.3
Computer related                                                                  4.3
Utilities - Telephone                                                             4.5
Semiconductors                                                                    4.7
Computer software                                                                 5.3
Commercial mortgage-backed securities                                             7.5
Federal National Mortgage Association (FNMA) certificates                         8.1

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cisco Systems, Inc.                     2.6%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   2.3%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                1.9%
                                                                                 8.000% 11/01/29                         1.8%
                                                                            -------------------------------------------------
                                                                              4  Intel Corporation                       1.4%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          1.4%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   1.3%
                                                                                 6.500% 04/01/29                         1.2%
                                                                            -------------------------------------------------
                                                                              7  MCI Worldcom, Inc.                      1.2%
                                                                            -------------------------------------------------
                                                                              8  Oracle Corporation                      1.1%
                                                                            -------------------------------------------------
                                                                              9  Texas Instruments Inc.                  1.1%
                                                                            -------------------------------------------------
                                                                             10  Chase Manhattan Corporation             1.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS ASSET ALLOCATION FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (1/8/94 through
                                                                                     3/31/00)        15.32%     14.22%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Asset Allocation Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), an unmanaged index of
                                                500 widely held common stocks,
                                                include reinvestment of
                                                dividends. Figures for the
                                                Lehman Aggregate Bond Index,
                                                which is an unmanaged index
                                                comprised of the
                                                Government/Corporate Bond Index,
                                                the Asset-Backed Securities
                                                Index and the Mortgage-Backed
                                                Securities Index and includes
                                                U.S. Treasury issues, agency
                                                issues, corporate bond issues
                                                and mortgage-backed issues,
                                                include reinvestment of
                                                dividends. Funds included in the
                                                Lipper Balanced Funds Universe
                                                have a primary objective of
                                                conserving principal by
                                                maintaining at all times a
                                                balanced portfolio of both
                                                stocks and bonds. Typically, the
                                                stock/bond ratio ranges around
                                                60%/40%. It is not possible to
                                                invest in the Indexes or Lipper
                                                Universe. The performance of
                                                Primary A, Investor B, Investor
                                                C and Seafirst Shares may vary
                                                based on the differences in
                                                sales loads and fees paid by the
                                                shareholders investing in each
                                                class.

[LINE GRAPH]
INVESTOR A SHARES AT MOP* RETURN CHART
Assumes the reinvestment of all distributions.

                                          NATIONS ASSET
                                         ALLOCATION FUND      LIPPER BALANCED FUNDS    STANDARD & POOR'S       LEHMAN AGGREGATE
                                             $22,795            UNIVERSE $21,051       500 INDEX $36,392      BOND INDEX $14,400
                                         ---------------      ---------------------    -----------------      ------------------
Jan. 8 1994                                    9425                   10000                  10000                  10000
                                               9095                    9679                   9621                   9713
                                               8978                    9575                   9661                   9613
                                               9284                    9860                  10134                   9672
                                               9295                    9758                  10132                   9708
                                               9999                   10377                  11119                  10198
                                              10795                   11138                  12180                  10819
                                              11297                   11755                  13149                  11031
1995                                          11796                   12249                  13940                  11501
                                              12099                   12575                  14689                  11297
                                              12377                   12881                  15349                  11361
                                              12747                   13230                  15823                  11572
                                              13644                   13954                  17141                  11919
                                              13772                   13956                  17600                  11852
                                              15371                   15401                  20675                  12287
                                              16158                   16445                  22221                  12695
1997                                          16558                   16654                  22859                  13068
                                              17976                   17930                  26048                  13272
                                              18587                   18125                  26908                  13583
                                              17780                   16963                  24230                  14157
                                              20051                   18892                  29391                  14205
                                              20602                   19088                  30858                  14134
                                              21214                   19921                  33034                  14010
                                              20385                   19068                  30969                  14105
1999                                          22278                   20521                  35577                  14088
Mar. 31 2000                                  22795                   21051                  36392                  14400

[LINE GRAPH]
INVESTOR A SHARES AT NAV** RETURN CHART
Assumes the reinvestment of all distributions.

                                          NATIONS ASSET
                                         ALLOCATION FUND      LIPPER BALANCED FUNDS    STANDARD & POOR'S       LEHMAN AGGREGATE
                                             $24,186            UNIVERSE $21,051       500 INDEX $36,392      BOND INDEX $14,400
                                         ---------------      ---------------------    -----------------      ------------------
Jan. 8 1994                                   10000                   10000                  10000                  10000
                                               9650                    9679                   9621                   9713
                                               9526                    9575                   9661                   9613
                                               9850                    9860                  10134                   9672
                                               9862                    9758                  10132                   9708
                                              10609                   10377                  11119                  10198
                                              11453                   11138                  12180                  10819
                                              11986                   11755                  13149                  11031
1995                                          12516                   12249                  13940                  11501
                                              12837                   12575                  14689                  11297
                                              13132                   12881                  15349                  11361
                                              13525                   13230                  15823                  11572
                                              14476                   13954                  17141                  11919
                                              14612                   13956                  17600                  11852
                                              16308                   15401                  20675                  12287
                                              17143                   16445                  22221                  12695
1997                                          17569                   16654                  22859                  13068
                                              19072                   17930                  26048                  13272
                                              19721                   18125                  26908                  13583
                                              18865                   16963                  24230                  14157
                                              21274                   18892                  29391                  14205
                                              21859                   19088                  30858                  14134
                                              22508                   19921                  33034                  14010
                                              21628                   19068                  30969                  14105
1999                                          23638                   20521                  35577                  14088
Mar. 31 2000                                  24186                   21051                  36392                  14400

   TOTAL RETURN (AS OF 3/31/00)

                                                               INVESTOR A                INVESTOR B++
                           PRIMARY A+       SEAFIRST       NAV**         MOP*        NAV**        CDSC***
Inception date              5/21/99         3/7/88               1/8/94                    7/15/98
---------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE          12.18%          10.92%         10.65%       4.27%        9.77%        4.77%
---------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                     18.84%          18.44%         18.30%       15.99%       17.82%       17.10%
5 YEARS                     18.24%          18.03%         17.92%       16.53%       17.64%       17.43%
10 YEARS                                    13.44%
SINCE INCEPTION             15.57%          13.37%         15.32%       14.22%       15.09%       15.09%

                            INVESTOR C
                       NAV**        CDSC***
Inception date               11/11/96
-----------------------------------------------------
1 YEAR PERFORMANCE     9.75%        8.75%
-----------------------------------------------------------
AVERAGE ANNUAL RETURN
3 YEARS                17.48%       17.48%
5 YEARS
10 YEARS
SINCE INCEPTION        16.05%       16.05%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. These fees are not applicable to Primary A Shares.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. If Investor B Shares had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS EQUITY INCOME FUND
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS EQUITY INCOME FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Growth        Nations Equity Income Fund's approach is based on the
Strategies Team of Banc America          premise that companies' stock prices are more volatile than
Capital Management, Inc.,                their underlying business fundamentals and that active
investment sub-adviser to the            security selection improves performance over time. We also
Fund.                                    believe that proprietary research is a critical component of investment success and that opportunities are best uncovered
INVESTMENT OBJECTIVE                     by a constant search for new information. In addition, we
The Fund seeks current income and        believe that the reward for assuming risk varies over time.
growth of capital by investing in        As a result, in our view, dynamic risk management should
companies with above-average             increase performance consistency.
dividend yields.

PERFORMANCE REVIEW                       The Fund employs a strategy of investing in companies with
For the 12-month period ended            above-average current income yields or the potential for
March 31, 2000, Nations Equity           significantly higher yields in the future. Typically, the
Income Fund Investor A Shares            investments chosen for the Fund are mature, successful
provided shareholders with a total       businesses. We also invest in a number of different
return of 4.26%**                        industries to achieve diversification. Overall, we look to construct a portfolio with a yield well above that of the
                                         Standard & Poor's 500 Composite Stock Price Index (S&P 500
                                         Index)*** and with below-average volatility in performance.
                                         In seeking to achieve satisfactory levels of return, we
                                         analyze firms to identify growth at a reasonable price.

                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.
                                         The Fund (Investor A Shares) returned 4.26% for the fiscal year during a period when yield-oriented equity strategies were not in favor as investors sought out growth stocks,
                                         particularly in technology, that displayed strong upward
                                         price momentum. Many technology stocks pay low, or even no, dividends to shareholders. The Fund outperformed its peer
                                         group, the Lipper Equity Income Funds Universe, which
                                         returned 3.04%.+

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           +Lipper Inc., is an independent mutual fund performance monitor. Funds included in the Lipper Equity Income Funds Universe seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend paying equity securities.

                           Source for all statistical data: Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS EQUITY INCOME FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         WHAT ECONOMIC FACTORS OR MARKET OCCURRENCES MOST INFLUENCED
                                         THE FUND'S PERFORMANCE?
                                         The economy continued to grow at a strong pace, while
                                         inflation remained at a modest level. The Federal Reserve
                                         Board continued its inflation vigil, and raised interest
                                         rates several times in what were deemed to be pre-emptive
                                         moves. The stock market continued to be dominated by growth stocks, particularly technology and communications services companies. In fact, a very narrow group of large-
                                         capitalization, highly priced stocks propelled the market
                                         forward, leaving more undervalued companies we consider to have more attractive valuation measures in their wake. Many of these large-cap, high priced companies did not fit the
                                         valuation criteria used in Nations Equity Income Fund. As we noted earlier, the Fund's focus is on generating
                                         above-average current income and many of the best performing stocks paid little or no dividend yield.

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?
                                         As expected, the stocks in the technology sector performed the best, rising 49%. Because of our focus on current
                                         income, however, we maintained a below-market exposure to
                                         low-yielding technology issues. This hurt overall relative performance.

                                         Outside of the technology sector, many of the Fund's stocks performed well relative to their industry colleagues but
                                         poorly versus the technology-dominated S&P 500 Index.

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Due to the narrowness of the market, virtually every sector other than technology underperformed the market.
                                         Particularly out of favor were many higher yielding "old
                                         economy" cyclical companies such as those found in the basic materials, capital goods and consumer cyclicals sectors.
                                         This reflected a market of tremendous momentum, not a market where factors like corporate fundamentals, valuation or cash flow were recognized. We believe a large number of stocks
                                         today offer a compelling blend of income and growth. We
                                         think that significant opportunity awaits investors who
                                         follow a patient and disciplined strategy in the coming
                                         year.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         COMING YEAR, AND HOW ARE YOU POSITIONING THE FUND TO TAKE
                                         ADVANTAGE OF THESE OPPORTUNITIES?
                                         First, we believe the tremendous rally in technology stocks will dissipate over the coming year. Stocks in this sector are now selling, on average, at incredibly high levels
                                         relative to what we feel are their sustainable growth rates.
                                         Therefore, we will continue to underweight the sector
                                         relative to the market (S&P 500 Index).

                                         Second, we expect improvement in the economies of our global trading partners -- Europe, Asia (ex-Japan) and Latin
                                         America -- this year and beyond. This should enhance the
                                         profits of commodity-based companies, such as Alcoa Inc.,
                                         E.I. duPont de Nemours and Company and Weyerhaeuser Company.
                                         Multinational conglomerates such as General Electric
                                         Company, Honeywell International Inc. and Emerson Electric
                                         Company should generate strong earnings gains. They should be able to benefit from positive economic globalization
                                         trends, yet their stocks are selling substantially below
                                         their potential earnings power and dividend-paying
                                         capabilities.

NATIONS EQUITY INCOME FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         Finally, the Fund has broad representation in many other
                                         "blue chip" industrial companies that are using today's
                                         technological revolution as a means to improve profitability or growth. We believe that this diversified exposure should serve our investors well by providing above-average income, capital growth, and below-market performance volatility.

NATIONS EQUITY INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Networking equipment and products                                                 5.6%
Semiconductors                                                                    6.2%
Drugs                                                                             6.5%
Computer related                                                                  6.6%
Oil - International                                                               7.5%
Utilities - Telephone                                                             9.2%
Other                                                                            40.7%
Retail - General                                                                  4.0%
Manufacturing                                                                     4.4%
Banking                                                                           4.6%
Computer software                                                                 4.7%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Intel Corporation                       4.9%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   4.7%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                4.4%
                                                                            -------------------------------------------------
                                                                              4  Cisco Systems, Inc.                     4.0%
                                                                            -------------------------------------------------
                                                                              5  Exxon Mobil Corporation                 3.0%
                                                                            -------------------------------------------------
                                                                              6  International Business Machines
                                                                                 Corporation                             2.9%
                                                                            -------------------------------------------------
                                                                              7  GTE Corporation                         2.3%
                                                                            -------------------------------------------------
                                                                              8  American International Group, Inc.      2.2%
                                                                            -------------------------------------------------
                                                                              9  Citigroup Inc.                          2.2%
                                                                            -------------------------------------------------
                                                                             10  Wal-Mart Stores, Inc.                   2.2%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS EQUITY INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**        MOP*
                                                                                    (4/16/91
                                                                                     through
                                                                                     3/31/00)        12.08%      11.35%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Equity Income Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), an unmanaged index of
                                                500 widely held common stocks,
                                                include reinvestment of
                                                dividends. Funds included in the
                                                Lipper Equity Income Funds
                                                Universe seek relatively high
                                                current income and growth of
                                                income through investing 65% or
                                                more of their portfolios in
                                                equities. It is not possible to
                                                invest in the Index or Lipper
                                                Universe. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.
[LINE GRAPH]

INVESTOR A SHARES AT MOP* (AS OF 3/31/00)

Assumes the reinvestment of all distributions.

                                                              Nations Equity Income Funds
Apr. 16 1991                                                                                9425
                                                                                            9321
                                                                                           10007
1991                                                                                       10740
                                                                                           10650
                                                                                           10927
                                                                                           11376
1992                                                                                       11790
                                                                                           12398
                                                                                           12486
                                                                                           12946
1993                                                                                       13259
                                                                                           12729
                                                                                           12960
                                                                                           13451
1994                                                                                       13087
                                                                                           14197
                                                                                           15051
                                                                                           15962
1995                                                                                       16667
                                                                                           17614
                                                                                           18250
                                                                                           18746
1996                                                                                       19939
                                                                                           20311
                                                                                           22735
                                                                                           24985
1997                                                                                       25068
                                                                                           27810
                                                                                           26584
                                                                                           22716
1998                                                                                       25944
                                                                                           25124
                                                                                           27815
                                                                                           25487
1999                                                                                       26623
Mar. 31 2000                                                                               26192

                                                              Standard & Poor's 500 Index
Apr. 16 1991                                                                                        10000
                                                                                                     9625
                                                                                                    10140
1991                                                                                                10990
                                                                                                    10712
                                                                                                    10915
                                                                                                    11259
1992                                                                                                11826
                                                                                                    12343
                                                                                                    12404
                                                                                                    12724
1993                                                                                                13019
                                                                                                    12526
                                                                                                    12578
                                                                                                    13193
1994                                                                                                13191
                                                                                                    14475
                                                                                                    15858
                                                                                                    17118
1995                                                                                                18149
                                                                                                    19124
                                                                                                    19982
                                                                                                    20600
1996                                                                                                22316
                                                                                                    22914
                                                                                                    26917
                                                                                                    28930
1997                                                                                                29760
                                                                                                    33912
                                                                                                    35031
                                                                                                    31545
1998                                                                                                38265
                                                                                                    40174
                                                                                                    43006
                                                                                                    40318
1999                                                                                                46318
Mar. 31|2000                                                                                        47378

INVESTOR A SHARES AT NAV** (AS OF 3/31/00)

Assumes the reinvestment of all distributions.

                                                              Nations Equity Income Funds
Apr. 16 1991                                                                               10000
                                                                                            9890
                                                                                           10618
1991                                                                                       11395
                                                                                           11299
                                                                                           11593
                                                                                           12070
1992                                                                                       12509
                                                                                           13154
                                                                                           13248
                                                                                           13735
1993                                                                                       14068
                                                                                           13505
                                                                                           13751
                                                                                           14272
1994                                                                                       13885
                                                                                           15063
                                                                                           15970
                                                                                           16936
1995                                                                                       17684
                                                                                           18689
                                                                                           19363
                                                                                           19890
1996                                                                                       21155
                                                                                           21551
                                                                                           24122
                                                                                           26510
1997                                                                                       26597
                                                                                           29507
                                                                                           28206
                                                                                           24102
1998                                                                                       27527
                                                                                           26657
                                                                                           29512
                                                                                           27042
1999                                                                                       28248
Mar. 31 2000                                                                               27790

                                                              Standard & Poor's 500 Index
Apr. 16 1991                                                                                        10000
                                                                                                     9625
                                                                                                    10140
1991                                                                                                10990
                                                                                                    10712
                                                                                                    10915
                                                                                                    11259
1992                                                                                                11826
                                                                                                    12343
                                                                                                    12404
                                                                                                    12724
1993                                                                                                13019
                                                                                                    12526
                                                                                                    12578
                                                                                                    13193
1994                                                                                                13191
                                                                                                    14475
                                                                                                    15858
                                                                                                    17118
1995                                                                                                18149
                                                                                                    19124
                                                                                                    19982
                                                                                                    20600
1996                                                                                                22316
                                                                                                    22914
                                                                                                    26917
                                                                                                    28930
1997                                                                                                29760
                                                                                                    33912
                                                                                                    35031
                                                                                                    31545
1998                                                                                                38265
                                                                                                    40174
                                                                                                    43006
                                                                                                    40318
1999                                                                                                46318
Mar. 31 2000                                                                                        47378

   TOTAL RETURN (AS OF 3/31/00)

                                                             INVESTOR A              INVESTOR B               INVESTOR C
                                          PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                            4/11/91            4/16/91                  6/7/93                  6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          4.51%         4.26%      -1.73%       3.43%      -1.57%        3.46%       2.46%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     9.12%         8.85%       6.72%       8.05%       7.24%        8.21%       8.21%
5 YEARS                                    13.30%        13.03%      11.70%      12.30%      12.05%       12.43%      12.43%
SINCE INCEPTION                            12.42%        12.08%      11.35%      10.94%      10.94%       11.44%      11.44%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS VALUE FUND
VALUE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD
                                         ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Value         The investment philosophy of Nations Value Fund is based on
Strategies Team of Banc of America       the premise that companies' stock prices are more volatile
Capital Management, Inc.,                than their underlying business fundamentals and that active
investment sub-adviser to the            security selection improves performance over time. We also
Fund.                                    believe that proprietary research is a critical component of
INVESTMENT OBJECTIVE                     investment success and that opportunities are uncovered by a
The Fund seeks growth of capital         constant search for new information. The reward for assuming
by investing in companies that are       risk varies over time, therefore dynamic risk management
believed to be undervalued.              increases performance consistency.
PERFORMANCE REVIEW                       Within this framework, the Fund follows a value approach in
For the 12-month period ended            which the management team seeks superior returns by
March 31, 2000, Nations Value Fund       investing in sound, proven businesses that are considered
Investor A Shares provided               inexpensive relative to their intrinsic value. This approach
shareholders with a total return         also reflects a long-term view of value investing with its
of -0.47%.**                             potential long-term rewards.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.
                                         The Fund's return was essentially flat for the 12 month
                                         period, compared to the 17.94% return of the Standard &
                                         Poor's 500 Composite Stock Price Index (S&P 500 Index).***
                                         The S&P 500 Index's return tended to be driven by the
                                         superior performance of a few, highly priced growth
                                         companies, predominately in the technology industry. Value stocks, which the Fund emphasizes, tended to be out of favor during the period.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the "Performance table." The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND
VALUE STRATEGIES TEAM COMMENTARY continued

                                         WHAT ECONOMIC FACTORS OR MARKET OCCURRENCES INFLUENCED THE
                                         FUND'S PERFORMANCE?
                                         The economy continued to grow at a strong pace, while
                                         inflation remained at a modest level. The Federal Reserve
                                         Board continued its inflation vigil and raised interest
                                         rates several times as pre-emptive moves. During the fiscal year ended March 31, 2000, the stock market was again
                                         dominated by growth stocks, particularly technology and
                                         communications services companies. In fact, the market
                                         propelled a very narrow group of large-capitalization,
                                         high-priced stocks forward, leaving in their wake more
                                         undervalued companies we consider to have more attractive
                                         valuation measures. Momentum investing carried the day, as investors continued to flock to very highly valued
                                         technology and communication stocks. Many of these companies did not fit into the valuation criteria used by Nations
                                         Value Fund. As we noted earlier, the Fund's focus is on
                                         intrinsic value measures.

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?+
                                         As expected, the portfolio's technology holdings performed the best, rising 93.4% compared to 78.4% for the technology sector of the S&P 500 Index. However, we believed it prudent to continue to take profits in these companies as they
                                         reached their price objectives. Consequently, we reduced the
                                         Fund's weighting in the sector throughout the year. As of
                                         March 31, 2000, the Fund's technology weighting was 15.2%, compared to a 34.0% sector weighting for the S&P 500 Index.
                                         The Fund's holdings during the year included Apple Computer,
                                         Inc. which gained 278%, and Sun Microsystems, which gained nearly 200%. Currently, holdings include International
                                         Business Machines Corporation, Xerox Corporation and Pitney
                                         Bowes, Inc. We believe these are more traditional,
                                         undervalued companies selling substantially below their fair value, with catalysts for improvement over the next 12 to 18 months.
                                         The financial sector's weighting at the end of the period
                                         was 16.8%, representing the largest portion of the Fund's
                                         assets. This sector within the S&P 500 Index declined about
                                         1% for the year, as interest rates continued to move upward.
                                         We believe valuations are compelling, particularly in the
                                         large, money center banks such as Citigroup Inc. and Chase
                                         Manhattan Corporation. We also were attracted to Mellon
                                         Financial Corporation, a well-diversified, regional bank
                                         holding company and Paine Webber Group, Inc., a brokerage
                                         firm we think undervalued. We believe these companies will perform well, assuming the Federal Reserve Board completes its moves tightening the money supply over the next several quarters.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS VALUE FUND
VALUE STRATEGIES TEAM COMMENTARY continued

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Due to the narrowness of the market, virtually every sector except technology underperformed the market. The sectors
                                         particularly out of favor included cyclical companies,
                                         including those found in basic materials, capital goods and consumer cyclicals. This lack of investor interest in these industries reflected a market favoring momentum over
                                         valuation. We believe, however, that these cyclical sectors should benefit as the global economies improve. This should offer significant opportunities for investors, as we believe value investing will move back into favor over the coming
                                         year.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THE
                                         COMING YEAR AND HOW ARE YOU POSITIONING THE FUND TO TAKE
                                         ADVANTAGE OF THESE OPPORTUNITIES?
                                         First, we believe the tremendous increase in technology
                                         stocks will dissipate over the coming year because stocks in this sector are now selling, on average, at incredibly high levels relative to their sustainable growth rates.
                                         Therefore, we have underweighted the sector relative to the market (S&P 500 Index), and have major representation in
                                         just stocks such as IBM, Xerox and Pitney Bowes that should continue to perform well with strong dominance in their
                                         respective markets.
                                         Second, we have overweighted the financial sector. When
                                         viewed from a demographic as well as from a bottom-up,
                                         valuation approach, we believe these companies represent
                                         substantial opportunity for the long-term investor. Third, we expect improvement in the economies of our global trading partners, Europe, Asia (ex-Japan) and Latin America in 2000 and beyond. This should enhance the profits of
                                         commodity-based companies such as Alcoa, Nucor and
                                         Weyerhaeuser. Multi-national conglomerates such as United
                                         Technologies, Honeywell, Rockwell International and Emerson
                                         Electric should generate strong earnings gains as they are able to benefit from positive economic globalization trends.
                                         These stocks are now selling substantially below their
                                         potential earnings power and dividend-paying capabilities.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Other                                                                            51.3%
Banking                                                                           8.1%
Utilities - Telephone                                                             8.0%
Financial services                                                                5.3%
Oil - International                                                               4.6%
Drugs                                                                             4.1%
Conglomerate                                                                      4.0%
Automobiles and trucks                                                            3.9%
Energy                                                                            3.6%
Computer related                                                                  3.6%
Insurance                                                                         3.5%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Exxon Mobil Corporation                 3.0%
                                                                            -------------------------------------------------
                                                                              2  Chase Manhattan Corporation             2.9%
                                                                            -------------------------------------------------
                                                                              3  Citigroup Inc.                          2.6%
                                                                            -------------------------------------------------
                                                                              4  United Technologies Corporation         2.3%
                                                                            -------------------------------------------------
                                                                              5  Honeywell International Inc.            2.3%
                                                                            -------------------------------------------------
                                                                              6  Bristol-Myers Squibb Company            2.2%
                                                                            -------------------------------------------------
                                                                              7  Lincoln National Corporation Ltd.       2.2%
                                                                            -------------------------------------------------
                                                                              8  Mellon Financial Corporation            2.2%
                                                                            -------------------------------------------------
                                                                              9  Ford Motor Company                      2.1%
                                                                            -------------------------------------------------
                                                                             10  Target Corporation                      2.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS VALUE FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (12/6/89
                                                                                     through
                                                                                     3/31/00)        13.77%     13.12%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Value Fund from the inception of
                                                the share class. Figures for the
                                                Standard & Poor's 500 Composite
                                                Stock Price Index (Standard &
                                                Poor's 500 Index), an unmanaged
                                                index of 500 widely held common
                                                stocks, include reinvestment of
                                                dividends. Funds included in the
                                                Lipper Multi-Cap Value Funds
                                                Universe invest in a variety of
                                                market capitalization ranges and
                                                invest in companies considered
                                                to be undervalued. It is not
                                                possible to invest in the Index
                                                or Lipper Universe. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.
[LINE GRAPH]
INVESTOR A SHARES AT MOP* (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                                                 Nations Value Fund
Mar. 31 1990                                                                           9425
                                                                                       9916
                                                                                       8716
1990                                                                                   9685
                                                                                      10985
                                                                                      10983
                                                                                      11466
1991                                                                                  12191
                                                                                      12262
                                                                                      12327
                                                                                      12461
1992                                                                                  13059
                                                                                      13682
                                                                                      13997
                                                                                      14613
1993                                                                                  15156
                                                                                      14762
                                                                                      14643
                                                                                      14891
1994                                                                                  14687
                                                                                      16052
                                                                                      17657
                                                                                      19068
1995                                                                                  19943
                                                                                      20934
                                                                                      21751
                                                                                      22281
1996                                                                                  24102
                                                                                      24661
                                                                                      27773
                                                                                      30953
1997                                                                                  30439
                                                                                      34083
                                                                                      34063
                                                                                      29866
1998                                                                                  35657
                                                                                      35433
                                                                                      38115
                                                                                      34776
1999                                                                                  36010
Mar. 31 2000                                                                          35269

                                                              Standard & Poor's 500 Index
Mar. 31 1990                                                                                          10000
                                                                                                      10629
                                                                                                       9169
1990                                                                                                   9990
                                                                                                      11442
                                                                                                      11415
                                                                                                      12026
1991                                                                                                  13034
                                                                                                      12704
                                                                                                      12945
                                                                                                      13353
1992                                                                                                  14026
                                                                                                      14639
                                                                                                      14711
                                                                                                      15090
1993                                                                                                  15441
                                                                                                      14855
                                                                                                      14918
                                                                                                      15647
1994                                                                                                  15644
                                                                                                      17168
                                                                                                      18807
                                                                                                      20303
1995                                                                                                  21525
                                                                                                      22681
                                                                                                      23699
                                                                                                      24431
1996                                                                                                  26466
                                                                                                      27176
                                                                                                      31923
                                                                                                      34311
1997                                                                                                  35296
                                                                                                      40220
                                                                                                      41547
                                                                                                      37413
1998                                                                                                  45382
                                                                                                      47647
                                                                                                      51006
                                                                                                      47818
1999                                                                                                  54933
Mar. 31 2000                                                                                          56191

[LINE GRAPH]
INVESTOR A SHARES AT NAV** (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                                                              STANDARD & POOR'S 500      LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND                INDEX                   FUNDS UNIVERSE
                                               --------------------------     ---------------------      ----------------------
Mar. 31 1990                                             10000                        10000                       10000
                                                         10521                        10629                       10399
                                                          9248                         9169                        8956
1990                                                     10276                         9990                        9630
                                                         11655                        11442                       11049
                                                         11653                        11415                       11042
                                                         12166                        12026                       11622
1991                                                     12935                        13034                       12367
                                                         13010                        12704                       12520
                                                         13079                        12945                       12587
                                                         13221                        13353                       12911
1992                                                     13856                        14026                       13738
                                                         14517                        14639                       14480
                                                         14851                        14711                       14652
                                                         15504                        15090                       15234
1993                                                     16081                        15441                       15606
                                                         15663                        14855                       15195
                                                         15536                        14918                       15194
                                                         15800                        15647                       15829
1994                                                     15584                        15644                       15528
                                                         17031                        17168                       16819
                                                         18734                        18807                       18181
                                                         20231                        20303                       19528
1995                                                     21160                        21525                       20380
                                                         22211                        22681                       21526
                                                         23078                        23699                       22106
                                                         23641                        24431                       22699
1996                                                     25572                        26466                       24564
                                                         26166                        27176                       24886
                                                         29468                        31923                       28196
                                                         32842                        34311                       31007
1997                                                     32297                        35296                       30920
                                                         36162                        40220                       34315
                                                         36141                        41547                       33790
                                                         31688                        37413                       29087
1998                                                     37833                        45382                       33706
                                                         37594                        47647                       33568
                                                         40440                        51006                       37218
                                                         36898                        47818                       33500
1999                                                     38207                        54933                       35711
Mar. 31 2000                                             37420                        56191                       36211

   TOTAL RETURN (AS OF 3/31/00)

                                                      INVESTOR A                  INVESTOR B                  INVESTOR C
                                 PRIMARY A        NAV**         MOP*          NAV**        CDSC***        NAV**        CDSC***
Inception date                    9/19/89               12/6/89                     6/7/93                      6/17/92
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                -0.16%         -0.47%        -6.20%        -1.24%        -5.68%        -1.18%        -2.07%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                           12.94%         12.67%        10.46%        11.82%        11.09%        12.01%        12.01%
5 YEARS                           17.34%         17.05%        15.67%        16.30%        16.08%        16.45%        16.45%
10 YEARS                          14.31%         14.11%        13.43%
SINCE INCEPTION                   13.70%         13.77%        13.12%        14.09%        14.09%        14.13%        14.13%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS LARGECAP INDEX FUND
QUANTITATIVE STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS LARGECAP INDEX FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
The Fund is managed by the               The Fund invests in the stocks that comprise the S&P 500
Quantitative Strategies Team of          Index, an unmanaged market-capitalization-weighted index
Banc of America Capital                  consisting of 500 common stocks chosen for market size,
Management, Inc., investment             liquidity and industry group representation.
sub-adviser to the Fund.                 HOW DID THE FUND PERFORM UNDER THE MARKET CONDITIONS THAT
INVESTMENT OBJECTIVE                     PREVAILED OVER THE PAST 12 MONTHS?
The Fund seeks investment results        Nations LargeCap Index Fund (Investor A Shares) tracked the
that (before fees and expenses)          S&P 500 Index for the 12 months ended March 31, 2000,
correspond to the total return of        returning 17.32%, while the Index returned 17.94%. The stock
the Standard & Poor's 500                market performed well during the 12-month period, driven by
Composite Stock Price Index (S&P         low inflation, a favorable interest rate environment for a
500 Index).**                            better part of the year and stable economic growth.
PERFORMANCE REVIEW                       Large-capitalization stocks with high earnings growth,
For the 12-month period ended            particularly in technology and communications services, were
March 31, 2000, Nations LargeCap         performance leaders. However, the spreading impact of a
Index Fund Investor A Shares             global economic recovery led to rising interest rates and
provided shareholders with a total       pressured all but the most costly and best-performing
return of 17.32%.***                     stocks.
                                         WHICH SECTORS PROVED FAVORABLE FOR THE FUND AND WHICH PROVED
                                         UNFAVORABLE?+
                                         Technology almost single-handedly provided the market's
                                         strength during the year advancing in excess of 80%, while the capital goods, energy and communication services sectors were up by double-digit percentages. Consumer cyclicals and basic materials posted positive, single-digit percentage
                                         returns. Financials, utilities, health care, transports and consumer staples declined over the year. Portfolio results mirrored the benchmark, as one would expect.
                                         WHAT DO YOU ANTICIPATE FOR THE COMING YEAR?
                                         We believe we are in a less favorable market environment
                                         than a year ago. The Federal Reserve Board is sensitive to the economy's robust growth and has notched up interest
                                         rates, even though prices in the economy continue to reflect low inflation and high company productivity. However, after five years of 20% annual market gains, we would not be
                                         surprised to see lower returns in the coming 12-month
                                         period.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           ***The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which has the effect of increasing total return.

                           +Portfolio characteristics are subject to change and may not be representative of current characteristics.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS LARGECAP INDEX FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)
[PIE CHART]

Manufacturing          4.4

Oil - International    3.8

Financial services     3.4

Other                 39.6

Computer software      8.3

Computer related       7.4

Manufacturing          4.4

Utilities - Telephone  7.2

Semiconductors         6.8

Banking                6.7

Drugs                  6.4

Networking equipment
and products           6.0

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Microsoft Corporation                   4.3%
                                                                            -------------------------------------------------
                                                                              2  Cisco Systems, Inc.                     4.1%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                4.0%
                                                                            -------------------------------------------------
                                                                              4  Intel Corporation                       3.5%
                                                                            -------------------------------------------------
                                                                              5  Exxon Mobil Corporation                 2.1%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   1.9%
                                                                            -------------------------------------------------
                                                                              7  Oracle Corporation                      1.7%
                                                                            -------------------------------------------------
                                                                              8  International Business Machines
                                                                                 Corporation                             1.7%
                                                                            -------------------------------------------------
                                                                              9  Citigroup Inc.                          1.6%
                                                                            -------------------------------------------------
                                                                             10  Nortel Networks Corporation             1.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS LARGECAP INDEX FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION
                                                                                    (10/10/95
                                                                                     through
                                                                                     3/31/00)        25.08%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares and Primary
                                                A Shares of Nations LargeCap
                                                Index Fund from the inception of
                                                each share class. Figures for
                                                the Standard & Poor's 500
                                                Composite Stock Price Index
                                                (Standard & Poor's 500 Index),
                                                an unmanaged index of 500 widely
                                                held common stocks, include
                                                reinvestment of dividends. Funds
                                                included in the Lipper S&P 500
                                                Funds Universe are passively
                                                managed, limited-expense
                                                (adviser fee no higher than
                                                0.50%) funds designed to
                                                replicate the performance of the
                                                Standard & Poor's 500 on a
                                                reinvested basis. It is not
                                                possible to invest in the Index
                                                or Lipper Universe.


                                                AVERAGE ANNUAL TOTAL RETURN
                                                Primary A Shares

                                                                                    SINCE INCEPTION
                                                                                    (12/15/93
                                                                                     through
                                                                                     3/31/99)        22.54%

[LINE GRAPH]
INVESTOR A SHARES (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                                NATIONS LARGE CAP INDEX      STANDARD & POOR'S 500            LIPPER S&P
                                                        FUND                        INDEX                 500 FUNDS UNIVERSE
                                                -----------------------      ---------------------     --------------------------
Oct. 10 1995                                           10000.00                    10000.00                     10000.00
1995                                                   10710.00                    10617.00                     10603.00
                                                       11267.00                    11187.00                     11160.00
                                                       11755.00                    11689.00                     11646.00
                                                       12092.00                    12051.00                     11991.00
1996                                                   13091.00                    13054.00                     12974.00
                                                       13414.00                    13404.00                     13301.00
                                                       15735.00                    15746.00                     15597.00
                                                       16893.00                    16924.00                     16740.00
1997                                                   17285.00                    17410.00                     17196.00
                                                       19662.00                    19838.00                     19563.00
                                                       20291.00                    20493.00                     20185.00
                                                       18276.00                    18454.00                     18169.00
1998                                                   22136.00                    22384.00                     22023.00
                                                       23201.00                    23501.00                     23077.00
                                                       24794.00                    25158.00                     24658.00
                                                       23215.00                    23586.00                     23090.00
1999                                                   26639.00                    27096.00                     26477.00
Mar. 31 2000                                           27220.00                    27716.00                     27041.00

[LINE GRAPH]
PRIMARY A SHARES (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                               NATIONS LARGE CAP INDEX                                         LIPPER S&P
                                                        FUND              STANDARD & POOR'S 500 INDEX      500 FUNDS UNIVERSE
                                               -----------------------    ---------------------------      ------------------
Dec. 15|1993                                          10000.00                      10000.00                    10000.00
1993                                                  10072.00                      10076.00                    10072.00
                                                       9681.00                       9694.00                     9678.00
                                                       9710.00                       9735.00                     9710.00
                                                      10182.00                      10211.00                    10169.00
1994                                                  10172.00                      10209.00                    10157.00
                                                      11152.00                      11203.00                    11130.00
                                                      12209.00                      12273.00                    12174.00
                                                      13167.00                      13249.00                    13123.00
1995                                                  13939.00                      14046.00                    13897.00
                                                      14677.00                      14801.00                    14626.00
                                                      15329.00                      15465.00                    15264.00
                                                      15787.00                      15943.00                    15716.00
1996                                                  17093.00                      17271.00                    17005.00
                                                      17526.00                      17734.00                    17433.00
                                                      20577.00                      20832.00                    20442.00
                                                      22114.00                      22390.00                    21941.00
1997                                                  22684.00                      23033.00                    22537.00
                                                      25831.00                      26246.00                    25641.00
                                                      26668.00                      27112.00                    26456.00
                                                      24043.00                      24415.00                    23813.00
1998                                                  29124.00                      29615.00                    28864.00
                                                      30548.00                      31093.00                    30247.00
                                                      32665.00                      33285.00                    32319.00
                                                      30601.00                      31204.00                    30263.00
1999                                                  35142.00                      35848.00                    34703.00
Mar. 31 2000                                          35922.00                      36668.00                    35442.00

   TOTAL RETURN (AS OF 3/31/00)

                                                                   PRIMARY A       INVESTOR A
Inception date                                                     12/15/93         10/10/95
--------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                                   17.58%           17.32%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                              27.02%           26.60%
5 YEARS                                                              26.36%
SINCE INCEPTION                                                      22.54%           25.08%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON
                                         NATIONS MARSICO GROWTH & INCOME FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND HIS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio           The Fund seeks long-term growth of capital with a limited
Manager of Nations Marsico Growth        emphasis on income. The Fund invests primarily in
& Income Fund and Chief Executive        large-capitalization equity securities that are selected for
Officer of Marsico Capital               their growth potential. Generally, the Fund holds 35 to 50
Management, LLC, investment              securities allocated across a variety of economic sectors
sub-adviser to the Fund.                 and industries. We seek investments in companies with strong
INVESTMENT OBJECTIVE                     brand franchises, improving financial returns and global
The Fund seeks long-term growth of       presences.
capital with a limited emphasis on       PLEASE COMMENT ON THE FUND'S PERFORMANCE DURING THE FISCAL
income.                                  YEAR.***
PERFORMANCE REVIEW                       For the 12-month period ending March 31, 2000, the Fund
For the 12-month period ended            (Investor A Shares) gained 45.01%. This return compares very
March 31, 2000, Nations Marsico          favorably to the Standard & Poor's 500 Composite Stock Price
Growth & Income Fund Investor A          Index (S&P 500 Index), the Fund's primary benchmark, which
Shares provided a total return of        was up 17.94%.+
45.01%.**                                Over the past twelve months, identifying growth industries and picking the right stocks in those industries were
                                         critical to success. Technology stocks, as would be
                                         expected, had exceptionally strong performance. However, the portfolio also benefited from investments in retail,
                                         consumer services, biomedical, cellular communications and financials. Many of the Fund's most successful investments during the year were in the technology sector. Within the
                                         sector, the Fund was broadly diversified with investments in telecom equipment, computer software, internet software,
                                         memory devices, and semiconductors. A common characteristic of these companies is that they are all infrastructure plays on the internet. These businesses have all experienced
                                         significant earnings growth from the expansion of the
                                         internet.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           +The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
                                         REPORTING PERIOD?
                                         The equity markets over the last 12 months were
                                         characterized by a great deal of volatility, which I believe was caused primarily by interest rate unease. Federal
                                         Reserve Board Chairman Alan Greenspan has expressed concern that the level of growth in the U.S. economy needs to be
                                         slowed from the 7% rate we've have seen recently down to
                                         about 4%.

                                         This concern has led the Federal Reserve Board (the Fed) to adopt a tightening bias in 1999 and into 2000. However,
                                         complicating this outlook is the low level of inflation we have experienced. As a result, we have seen the market adopt an almost manic-depressive response to tightening moves by the Fed on the one hand and benign inflation reports on the other. This was most apparent in the second half of 1999
                                         when the S&P 500 Index swung from a 6.3% decline in the
                                         third quarter to a 14.9% gain in the fourth quarter.

                                         Our outlook has been, and continues to be, that inflation
                                         will remain modest because of high productivity, large
                                         government surpluses, subdued wage increases, and continued
                                         growth of free trade. All of these factors lead us to remain optimistic regarding the equity markets.

                                         WHAT IS YOUR INVESTMENT PROCESS?
                                         We believe strongly that there is no substitute for direct, comprehensive and disciplined research. Our investment team does not rely on computer-based screening techniques,
                                         ratio-driven analysis or Wall Street in order to generate
                                         investment ideas. Rather, we foster creative, innovative
                                         thinking, which in turn may lead to promising areas that
                                         frequently are not well followed or well understood by other investors.

                                         In research, our investment team looks for information from a variety of sources. One source of information is
                                         direct -- we speak regularly with company management to get its perspective. But we also go outside the company,
                                         surveying customers, competitors, suppliers and distributors for independent sources of information. In this process, our central purpose is to uncover information and relationships that are not obvious under conventional analytical
                                         techniques. Our goal is to be able to act early by using
                                         this independent information when it can provide the maximum benefit to the Fund's investors.

                                         TELL US ABOUT STOCKS YOU FIND TO BE PARTICULARLY PROMISING.
                                         Genentech, Inc. is a stock we have held in the portfolio
                                         since it went public last July. It has two drugs that we
                                         think have great potential. One is Retuxin, which is used
                                         for the treatment of non-Hodgkins' lymphoma. The other is
                                         called Herceptin, which is used in the treatment of metastic breast cancer. Genentech also, we think, has a tremendous
                                         research and development pipeline. It has a number of drugs in Phase III clinical trials which we believe have
                                         impressive potential. One is a treatment for asthma. The
                                         other is designed to cut off the blood flow to certain types of cancerous cells.

NATIONS MARSICO
GROWTH & INCOME FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         We also continue to be big believers in the internet.
                                         However, we have generally avoided the pure internet
                                         plays -- particularly companies with no earnings. Instead, we've chosen to invest in what I call the "arms suppliers"
                                         to the internet, companies like Cisco Systems, Inc., EMC
                                         Corporation, Oracle Corporation and Sun Microsystems.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We believe that the economy continues to be in a secular low inflation/low interest rate environment, which is
                                         attributable in large part to improved productivity. As a
                                         result of the Fed's moves tightening the money supply, the economy should begin to slow by the second half of 2000.
                                         This would allow interest rates to come down. That should be positive for the equity markets.

NATIONS MARSICO
GROWTH & INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)
[PIE CHART]

Other                  31.3

Computer related       13

Networking equipment
and products           11.4

Telecommunications      7.4

Media                   6.3

Computer software       6.2

Medical products
and supplies            6.2

Semiconductors          5.6

Electrical equipment    4.9

Banking                 4.8

Financial services      2.9

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cisco Systems, Inc.                     5.5%
                                                                            -------------------------------------------------
                                                                              2  Sony Corporation, ADR                   4.9%
                                                                            -------------------------------------------------
                                                                              3  Genentech, Inc.                         4.8%
                                                                            -------------------------------------------------
                                                                              4  EMC Corporation                         4.7%
                                                                            -------------------------------------------------
                                                                              5  Oracle Corporation                      4.5%
                                                                            -------------------------------------------------
                                                                              6  3Com Corporation                        3.6%
                                                                            -------------------------------------------------
                                                                              7  Time Warner Inc.                        3.6%
                                                                            -------------------------------------------------
                                                                              8  QUALCOMM Inc.                           3.4%
                                                                            -------------------------------------------------
                                                                              9  Flextronics International Ltd.          3.4%
                                                                            -------------------------------------------------
                                                                             10  Sprint Corporation (PCS Group)          3.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MARSICO
GROWTH & INCOME FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (12/31/97
                                                                                     through
                                                                                     3/31/00)        41.17%     37.50%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Marsico Growth & Income Fund
                                                from the inception of the share
                                                class. Figures for the Standard
                                                & Poor's 500 Composite Stock
                                                Price Index (Standard & Poor's
                                                500 Index), an unmanaged index
                                                of 500 widely held common
                                                stocks, include reinvestment of
                                                dividends. Funds included in the
                                                Lipper Large-Cap Growth Funds
                                                Universe normally invest in
                                                large capitalization companies
                                                with long-term earnings expected
                                                to grow significantly. It is not
                                                possible to invest in the Index
                                                or Lipper Universe. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[LINE GRAPH] INVESTOR A SHARES AT MOP* (AS OF 3/31/00)   [CHART LEGEND]

                                                 NATIONS GROWTH & INCOME     LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                      FUND $20,450           FUNDS UNIVERSE $20,229           INDEX $15,920
                                                 -----------------------     -----------------------      ---------------------
Dec. 31|1997                                             9425.00                    10000.00                    10000.00
                                                        11338.00                    11467.00                    11395.00
                                                        12329.00                    12051.00                    11771.00
                                                        10820.00                    10702.00                    10600.00
1998                                                    13065.00                    13500.00                    12858.00
                                                        14103.00                    14645.00                    13499.00
                                                        14898.00                    15230.00                    14451.00
                                                        14700.00                    14691.00                    13548.00
1999                                                    19873.00                    18646.00                    15564.00
Mar. 31|2000                                            20450.00                    20229.00                    15920.00

[LINE GRAPH] INVESTOR A SHARES AT NAV** (AS OF 3/31/00)

                                                 NATIONS GROWTH & INCOME     LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                      FUND $21,697           FUNDS UNIVERSE $20,229           INDEX $15,920
                                                 -----------------------     -----------------------      ---------------------
Dec. 31|1997                                            10000.00                    10000.00                    10000.00
                                                        12030.00                    11467.00                    11395.00
                                                        13081.00                    12051.00                    11771.00
                                                        11480.00                    10702.00                    10600.00
1998                                                    13862.00                    13500.00                    12858.00
                                                        14963.00                    14645.00                    13499.00
                                                        15807.00                    15230.00                    14451.00
                                                        15597.00                    14691.00                    13548.00
1999                                                    21085.00                    18646.00                    15564.00
Mar. 31|2000                                            21697.00                    20229.00                    15920.00

   TOTAL RETURN (AS OF 3/31/00)

                                                        INVESTOR A                 INVESTOR B                 INVESTOR C
                                    PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                      12/31/97             12/31/97                   12/31/97                   12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   45.33%         45.01%       36.69%       43.90%       38.90%        43.93%       42.93%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                      41.14%         41.17%       37.50%       40.27%       39.39%        40.33%       40.33%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS BLUE CHIP FUND
EQUITY MANAGEMENT TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS BLUE CHIP FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD
                                         ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Equity        As a general policy, our intent is to remain neutral to the
Management Team of Chicago Equity        overall stock market in sector weightings and market
Partners Corporation, the                capitalization and focus on individual stock selection. Our
investment sub-adviser to the            risk-controlled strategy is designed to provide the
Fund.                                    potential for the Fund to fully benefit from the market's
INVESTMENT OBJECTIVE                     advances, despite major disparities in performance between
The Fund seeks to achieve                sectors and the narrowness of the market. Within our
long-term capital appreciation           discipline, we select securities that display attractive
through investments in blue chip         valuations, while exhibiting positive momentum and solid
stocks.                                  earnings quality. By factoring for these three themes, we
PERFORMANCE REVIEW                       seek to provide superior stock selection across the industry
For the 12-month period ended            sectors. We focus on companies that exhibit rising earnings
March 31, 2000, Nations Blue Chip        expectations and perceived high earnings certainty while
Fund Investor A Shares provided          trading at attractive valuations. Companies with high
shareholders with a total return         earnings certainty are those that have similar estimates by
of 17.70%**                              different analysts. Firms with rising earnings expectations are typically those that have experienced the biggest
                                         increase in analyst earnings estimates.
                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.
                                         Performance was consistent with that of the overall market, as reflected by the Standard & Poor's 500 Composite Stock
                                         Price Index (S&P 500 Index).*** For the 12 months ended
                                         March 31, 2000, the Fund (Investor A Shares) had a total
                                         return of 17.70%, while the benchmark S&P 500 Index returned
                                         17.94%.

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?+
                                         The Fund benefited primarily from its holdings in the
                                         technology sector which, as of March 31, 2000, comprised 32%
                                         of the Fund. Technology holdings returned over 77% during
                                         this period. Of the top ten stocks in the portfolio, four
                                         produced triple-digit returns and all were in technology
                                         sector: Cisco Systems Inc., Intel Corporation, Oracle
                                         Corporation and Texas Instruments Inc. Other technology
                                         names that were leading contributors included QUALCOMM Inc.,
                                         EMC Corporation and Sun Microsystems, while Enron
                                         Corporation, an energy company, was the only non-technology company producing a triple-digit return.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an managed index of 500 widely held common stocks. It is unavailable for investment.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Chicago Equity Partners Corporation

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BLUE CHIP FUND
EQUITY MANAGEMENT TEAM COMMENTARY continued

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         The lagging sectors were health care and transportation.
                                         Price-cutting compressed earnings for most of the major drug companies. In the health care sector, drug companies such as
                                         Schering-Plough Corporation, Johnson & Johnson, Merck &
                                         Company, Inc. and Pfizer Inc. fell after a very strong 1998 because of weak drug prices. However, not all was bad in
                                         health care, as United Healthcare, a managed health care
                                         company, posted a respectable 13% return. A spike-up in
                                         energy prices hurt transportation companies. Union Pacific
                                         Corporation and Delta AirLines, Inc. were the laggards,
                                         although the impact on performance was hardly felt as
                                         transportation comprises less than .75% of Fund assets.

                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         Interest rates had the most influence on performance. The
                                         U.S. economy remained healthy throughout the year, but fears of rising inflation helped increase interest rates as the
                                         year wore on. Investors remained cautious on the outlook for continued economic growth, specifically for the "old
                                         economy" stocks, as they appeared more affected by the
                                         volatility of interest rates than their "new economy"
                                         technology brethren.
                                         WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?
                                         As we enter the tenth year of economic prosperity, the U.S.
                                         economy remains remarkably healthy in spite of higher
                                         interest rates and tight labor conditions. We anticipate
                                         that the U.S. economy will continue to grow, though we
                                         believe the growth to be more moderate than in recent
                                         months. In the stock market, the S&P 500 Index has recorded a record 20% annual return for the last five years and most prognosticators believe that pace will not continue.
                                         However, neither we nor anyone else can predict the future.
                                         Our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other
                                         risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

NATIONS BLUE CHIP FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)
[PIE CHART]

COMPUTER SOFTWARE                            8.3

COMPUTER RELATED                             7.40

UTILITIES - TELEPHONE                        7.30

SEMICONDUCTORS                               7.30

BANKING                                      6.90

DRUGS                                        6.00

NETWORKING EQUIPMENT AND PRODUCTS            5.20

OIL - INTERNATIONAL                          3.80

COMPUTER SOFTWARE                            8.3

MANUFACTURING                                3.40

RETAIL - GENERAL                             3.40

OTHER                                       41.00

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cisco Systems, Inc.                     4.7%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   4.1%
                                                                            -------------------------------------------------
                                                                              3  General Electric Company                3.4%
                                                                            -------------------------------------------------
                                                                              4  Intel Corporation                       2.5%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          2.5%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.3%
                                                                            -------------------------------------------------
                                                                              7  Oracle Corporation                      2.0%
                                                                            -------------------------------------------------
                                                                              8  Texas Instruments Inc.                  2.0%
                                                                            -------------------------------------------------
                                                                              9  EMC Corporation                         1.9%
                                                                            -------------------------------------------------
                                                                             10  Chase Manhattan Corporation             1.9%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS BLUE CHIP FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (1/13/94
                                                                                     through
                                                                                     3/31/00)        22.59%     21.42%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Blue Chip Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Index
                                                (Standard & Poor's 500 Index) an
                                                unmanaged index of 500 widely
                                                held common stocks include
                                                reinvestment of dividends. Funds
                                                included in the Lipper Large-Cap
                                                Core Funds Universe invests at
                                                least 75% of its equity assets
                                                in companies with market
                                                capitalizations of greater than
                                                $10 billion. It is not possible
                                                to invest in the Index or Lipper
                                                Universe. The performance of
                                                Primary A, Investor B, Investor
                                                C and Seafirst Shares may vary
                                                based on the differences in
                                                sales loads and fees paid by the
                                                shareholders investing in each
                                                class.

[LINE GRAPH]
INVESTOR A SHARES AT MOP* (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                                 NATIONS BLUE CHIP FUND       LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                                                 FUNDS UNIVERSE                   INDEX
                                                 ----------------------      ----------------------       ---------------------
Jan. 13 1993                                             9425.00                    10000.00                    10000.00
                                                         9020.00                     9660.00                     9621.00
                                                         9002.00                     9561.00                     9661.00
                                                         9480.00                     9988.00                    10134.00
1994                                                     9486.00                     9876.00                    10132.00
                                                        10397.00                    10678.00                    11119.00
                                                        11345.00                    11596.00                    12180.00
                                                        12252.00                    12453.00                    13149.00
1995                                                    12880.00                    13045.00                    13940.00
                                                        13565.00                    13760.00                    14689.00
                                                        14237.00                    14278.00                    15349.00
                                                        14643.00                    14741.00                    15823.00
1996                                                    15940.00                    15758.00                    17141.00
                                                        16340.00                    15889.00                    17600.00
                                                        19273.00                    18471.00                    20675.00
                                                        20765.00                    19939.00                    22221.00
1997                                                    21151.00                    20177.00                    22859.00
                                                        24133.00                    22810.00                    26048.00
                                                        24891.00                    23380.00                    26908.00
                                                        21859.00                    20740.00                    24230.00
1998                                                    27042.00                    25249.00                    29391.00
                                                        28370.00                    26383.00                    30858.00
                                                        30081.00                    28077.00                    33034.00
                                                        28126.00                    26395.00                    30969.00
1999                                                    32766.00                    30858.00                    35577.00
Mar. 31 2000                                            33395.00                    32127.00                    36392.00

[LINE GRAPH]
INVESTOR A SHARES AT NAV** (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                                 NATIONS BLUE CHIP FUND       LIPPER LARGE-CAP CORE       STANDARD & POOR'S 500
                                                                                 FUNDS UNIVERSE                   INDEX
                                                 ----------------------      ----------------------       ---------------------
Jan. 13 1993                                            10000.00                    10000.00                    10000.00
                                                         9570.00                     9660.00                     9621.00
                                                         9551.00                     9561.00                     9661.00
                                                        10058.00                     9988.00                    10134.00
1994                                                    10065.00                     9876.00                    10132.00
                                                        11031.00                    10678.00                    11119.00
                                                        12037.00                    11596.00                    12180.00
                                                        12999.00                    12453.00                    13149.00
1995                                                    13666.00                    13045.00                    13940.00
                                                        14393.00                    13760.00                    14689.00
                                                        15105.00                    14278.00                    15349.00
                                                        15536.00                    14741.00                    15823.00
1996                                                    16912.00                    15758.00                    17141.00
                                                        17337.00                    15889.00                    17600.00
                                                        20449.00                    18471.00                    20675.00
                                                        22032.00                    19939.00                    22221.00
1997                                                    22441.00                    20177.00                    22859.00
                                                        25606.00                    22810.00                    26048.00
                                                        26410.00                    23380.00                    26908.00
                                                        23193.00                    20740.00                    24230.00
1998                                                    28692.00                    25249.00                    29391.00
                                                        30101.00                    26383.00                    30858.00
                                                        31916.00                    28077.00                    33034.00
                                                        29841.00                    26395.00                    30969.00
1999                                                    34765.00                    30858.00                    35577.00
Mar. 31 2000                                            35433.00                    32127.00                    36392.00

   TOTAL RETURN (AS OF 3/31/00)

                                                                   INVESTOR A             INVESTOR B++              INVESTOR C
                                 PRIMARY A+      SEAFIRST      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                   5/21/99         3/7/88             1/13/94                  7/15/98                 11/11/96
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                20.31%         17.98%        17.70%      10.95%      16.83%      11.83%       16.85%      15.85%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                           27.83%         27.21%        26.90%      24.43%      26.40%      25.77%       26.11%      26.11%
5 YEARS                           26.84%         26.56%        26.29%      24.80%      25.99%      25.83%
10 YEARS                                         18.08%
SINCE INCEPTION                   23.03%         18.19%        22.59%      21.42%      22.36%      22.36%       23.95%      23.95%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. These fees are not applicable to Primary A Shares.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflects shareholder servicing and/or 12b-1 fees of 0.25%. If Investor B Shares had been reflected, total returns would have been lower.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS STRATEGIC GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Growth        Nations Strategic Growth Fund employs a long-term,
Strategies Team of Banc of America       large-capitalization growth strategy with a focus on
Capital Management, Inc.,                minimizing taxes. We combine fundamental and quantitative
investment sub-adviser to the            analysis to select high-growth companies that we believe
Fund.                                    will capitalize on our long-term strategic themes of an
INVESTMENT OBJECTIVE                     aging U.S. population, globalization and innovation.
The Fund seeks long-term,                Consistent with an emphasis on tax-sensitive investing, the
after-tax returns by investing in        portfolio is managed for low turnover.
a diversified portfolio of common        PLEASE COMMENT ON THE FUND'S PERFORMANCE.
stocks.                                  The Fund performed well last year in spite of higher
PERFORMANCE REVIEW                       interest rates and energy prices. Over the 12 months ended
For the 12-month period ended            March 31, 2000, the Federal Reserve Board increased interest
March 31, 2000, Nations Strategic        rates four times and oil prices tripled to $33 per barrel.
Growth Fund Investor A Shares            Market volatility also increased over the last year. There
provided shareholders with a total       were two periods in which the Nasdaq Composite Index***
return of 24.27%.**                      suffered drops of 10% or more, only to set new record highs in between those periods. Because of our long-term growth
                                         strategy, diversification and risk management, the Fund
                                         posted solid performance, as it was able to capitalize on
                                         opportunities created by the changing market conditions.
                                         For the period, Nations Strategic Growth Fund (Investor A
                                         Shares) returned 24.27%, significantly outperforming its
                                         benchmark, the Standard & Poor's 500 Composite Stock Price
                                         Index, which returned 17.94%.+

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and American Depository Receipts. It is unmanaged and unavailable for investment.

                           +The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?++
                                         For the second consecutive year, the technology sector was the clear winner. A slight overweight in technology and
                                         superior stock selection contributed to the Fund's strong
                                         performance. Several large-capitalization stocks such as
                                         Cisco Systems, Inc., Sun Microsystems, Inc., Intel
                                         Corporation and Texas Instruments Inc. were standouts, but a few lesser know companies, such as CIENA Corporation, Xilinx
                                         Inc., QUALCOMM Inc. and Linear Technology Corporation added tremendously to returns. Communications services also
                                         produced positive results, with Nokia Corporation, Western
                                         Wireless Corporation, Time Warner Inc. and Sprint
                                         Corporation all outperforming. Despite higher interest
                                         rates, several retail stocks ended the year considerable
                                         higher, including Home Depot Inc. and Wal-Mart Stores, Inc.

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Health care and consumer staples stocks were the poorest
                                         performing groups in the portfolio. The Fund's
                                         pharmaceutical stocks were particularly hard hit, with
                                         Schering-Plough Corporation, Eli Lilly and Company and
                                         Johnson & Johnson all posting significant losses for the
                                         year. As long-term growth investors, we continue to believe these companies fit within our theme of the aging U.S.
                                         populations' need for greater health care services,
                                         particularly pharmaceutical products. These stocks are
                                         currently trading very inexpensively relative to what we
                                         view as their potential growth rates. We expect to continue to maintain these positions. The consumer staples stocks
                                         were hurt by higher commodity prices, namely oil, and were unable to pass along higher costs to customers because of
                                         the lack of pricing power. As a result, stocks like Procter
                                         & Gamble Company and Coca-Cola Company had negative returns over the last year.

                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         The largest economic factor influencing the Fund's
                                         performance was corporate capital spending on technology.
                                         Fueled by strong profit growth and intense competition,
                                         corporations are spending more money on technology than at any time before. This capital spending is creating enormous growth for technology companies, particularly those offering ways to increase efficiency or reduce costs. The growth in spending on technology far outweighed the effects of
                                         materially higher interest rates and rising oil prices on
                                         the Fund's performance.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         WHAT IS YOUR OUTLOOK IN THE NEW FISCAL YEAR?
                                         Our overall economic outlook is positive. We believe
                                         interest rates have peaked and should be flat-to-down over the next year. Economic growth should slow but remain
                                         positive, allaying concerns about inflation. The conditions for continuing strength in the stock market should persist well into the next year. These include the technology
                                         revolution, global economic recovery and strong corporate
                                         profits. We believe, however, that valuations in some
                                         sectors of the market are reaching speculative levels. While we do not believe a bear market is in store for the overall market, we expect increasing volatility and a severely
                                         punitive reaction by the market for any company with
                                         disappointing earnings or announcements.
                                         Volatility, one of the most important factors over the next year, may also be the biggest opportunity. We believe
                                         volatility will increase, given the tremendous
                                         outperformance of technology stocks, the high stock
                                         valuations in some areas of technology and the increasing
                                         leverage of the overall market to technology.
                                         We are prepared for increasing volatility and, in fact,
                                         welcome it. Our growth strategy combined with our
                                         investments in the long-term strategic themes of the aging of the U.S. population, globalization and innovation should allow us to take advantage of volatility. Market volatility may afford us the opportunity to initiate or increase
                                         positions in strong growth companies at less expensive
                                         valuations. Currently, the Fund holds more positions than
                                         normal. The goal of more holdings is to increase the
                                         diversification of the Fund, thereby attempting to limit the effect of disappointments. Greater diversification also
                                         allows the Fund to participate in sector rotations out of
                                         technology and into other sectors. Should events unfold in favor of sectors outside technology, we will be proactive in using the volatility to add to, reduce or initiate positions that fit the Fund's objectives.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Computer related                                                                  7.3
Utilities - Telephone                                                             7.5
Drugs                                                                             7.7
Semiconductors                                                                    8.8
Networking equipment and products                                                 9.1
Other                                                                            35.1
Manufacturing                                                                     3.8
Telecommunications                                                                4.6
Financial services                                                                5.1
Retail - Specialty                                                                5.4
Computer software                                                                 5.6

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cisco Systems, Inc.                     4.9%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   4.5%
                                                                            -------------------------------------------------
                                                                              3  Intel Corporation                       4.4%
                                                                            -------------------------------------------------
                                                                              4  General Electric Company                3.8%
                                                                            -------------------------------------------------
                                                                              5  Wal-Mart Stores, Inc.                   2.4%
                                                                            -------------------------------------------------
                                                                              6  Citigroup Inc.                          2.3%
                                                                            -------------------------------------------------
                                                                              7  Nextel Communications Inc.              2.2%
                                                                            -------------------------------------------------
                                                                              8  International Business Machines
                                                                                 Corporation                             2.1%
                                                                            -------------------------------------------------
                                                                              9  Time Warner Inc.                        2.1%
                                                                            -------------------------------------------------
                                                                             10  QUALCOMM Inc.                           2.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS STRATEGIC GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                CUMULATIVE TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (10/2/98
                                                                                     through
                                                                                     3/31/00)        43.96%     38.36%

                                                The chart to the left shows the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Primary A Shares of Nations
                                                Strategic Growth Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), an unmanaged index of
                                                500 widely held common stocks,
                                                include reinvestment of
                                                dividends. Funds included in the
                                                Lipper Large-Cap Growth Funds
                                                Universe normally invest in
                                                large-capitalization companies
                                                whose long-term earnings are
                                                expected to grow significantly.
                                                It is not possible to invest in
                                                the Index or Lipper Universe.
                                                The performance of Investor A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[LINE GRAPH]
INVESTOR A SHARES AT MOP* (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                                         NATIONS                  LIPPER LARGE-
                                                  STRATEGIC GROWTH FUND         CAP GROWTH FUNDS         STANDARD & POOR'S 500
                                                                                    UNIVERSE                      INDEX
                                                  ---------------------         ----------------         ----------------------
Oct. 2 1998                                                9425                       10000                       10000
1998                                                      12141                       12614                       12130
                                                          13068                       13684                       12735
                                                          13721                       14231                       13633
                                                          12883                       13727                       12781
1999                                                      15520                       17423                       14683
Mar. 31 2000                                              16237                       18902                       15019

[LINE GRAPH]
INVESTOR A SHARES AT NAV** (AS OF 3/31/00)
Assumes the reinvestment of all distributions.

                                                         NATIONS                  LIPPER LARGE-
                                                  STRATEGIC GROWTH FUND         CAP GROWTH FUNDS         STANDARD & POOR'S 500
                                                                                    UNIVERSE                     INDEX
                                                  ---------------------         ----------------         ----------------------
Oct. 2 1998                                               10000                       10000                       10000
1998                                                      12882                       12614                       12130
                                                          13865                       13684                       12735
                                                          14558                       14231                       13633
                                                          13669                       13727                       12781
1999                                                      16467                       17423                       14683
Mar. 31 2000                                              17227                       18902                       15019

   TOTAL RETURN (AS OF 3/31/00)

                                                        INVESTOR A+               INVESTOR B+                INVESTOR C+
                                    PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                       10/2/98              8/2/99                     8/2/99                     8/2/99
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                    24.63%        24.27%       17.08%       23.68%       18.68%        23.75%       22.75%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                       44.24%        43.96%       38.36%       43.51%       41.25%        43.56%       43.56%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Cumulative total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any shareholder servicing or 12b-1 fees. If Investor A, Investor B and Investor C Shares had been reflected, total returns would have been lower.

NATIONS CAPITAL GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS CAPITAL GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Growth        Nations Capital Growth Fund employs a long-term,
Strategies Team of Banc of America       large-capitalization growth strategy. We combine fundamental
Capital Management Inc.,                 and quantitative research analysis to select high-growth
investment sub-adviser to the            companies that we believe will capitalize on our long-term
Fund.                                    strategic themes of an aging U.S. population, globalization
INVESTMENT OBJECTIVE                     and innovation.
The Fund seeks growth of capital         The Fund typically invests in companies that are recognized
by investing in companies that are       as industry leaders, have strong track records and possess
believed to have superior earnings       what we think are key competitive advantages. We believe
growth potential.                        these characteristics can help them sustain superior growth
PERFORMANCE REVIEW                       rates and exceed consensus earnings expectations of market
For the 12-month period ended            analysts.
March 31, 2000, Nations Capital          PLEASE COMMENT ON THE FUND'S PERFORMANCE.
Growth Fund Investor A Shares            The Fund performed well last year in spite of a reversal of
provided shareholders with a total       interest rates and energy prices. Over the past twelve
return of 29.41%.**                      months, the Federal Reserve Board increased interest rates four times and oil prices tripled to $33 per barrel. Market volatility also increased over the last year. There were two periods when the Nasdaq Composite Index (Nasdaq)*** suffered drops of 10% or more. In between these periods, the Nasdaq set new record highs. Because of our long-term growth
                                         strategy, diversification and risk management, the Fund was able to capitalize on opportunities created by the changing market conditions, posting solid performance.
                                         For the period, Nations Capital Growth Fund (Investor A
                                         Shares) returned 29.41%, significantly outperforming its
                                         benchmark, the Standard & Poor's 500 Composite Stock Price
                                         Index (S&P 500 Index), which returned 17.94%.+
                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?++
                                         Our overweighting of technology stocks significantly
                                         contributed to the Fund's performance. Nine of the top ten performing stocks in the Fund were technology or technology related issues. The most notable were Oracle Corporation,
                                         Xilinx, Inc. and Nortel Networks Corporation. Strength in
                                         consumer spending buoyed retail stocks over the last twelve months. The Fund's overweight position in these stocks

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           +The Standard & Poor's 500 Composite Stock Price Index is index of 500 widely held common stocks. It is unavailable for investment.

                           ++Portfolio holdings are subject to change and may not be representative of current holding.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CAPITAL GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         benefited performance. Best Buy Company, Inc., Circuit City
                                         Group and Home Depot Inc. were the most significant
                                         contributors.

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Our continuing belief that the aging of the U.S. population will require increasing levels of health care was
                                         temporarily derailed over the last year. Concerns about
                                         health care industry reform increased, driving down
                                         valuations in the sector. All of the pharmaceutical stocks in the Fund underperformed the S&P 500 Index. In our view, these stocks are currently trading very inexpensively
                                         relative to their potential growth rates and we expect to
                                         continue to maintain positions. Further, should technology valuations correct, we believe health care stocks could
                                         benefit as investors seek high-quality, growth alternatives.
                                         The consumer staples stocks were negatively affected by
                                         higher commodity prices, namely oil, and by their lack of
                                         power to raise prices in their end markets to pass along
                                         higher costs. The profit margins of these companies declined as did their stock prices.

                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         The largest economic factor influencing the Fund's
                                         performance was corporate capital spending on technology.
                                         Fueled by strong profit growth and intense competition,
                                         corporations are spending more money on technology than at any time before. This capital spending is creating enormous growth for technology companies, particularly those offering ways to increase efficiency or reduce costs. The growth in spending on technology far outweighed the effects of
                                         materially higher interest rates and rising oil prices on
                                         the Fund's performance.

                                         WHAT IS YOUR OUTLOOK IN THE NEW FISCAL YEAR?
                                         Our overall economic outlook is positive. We believe
                                         interest rates have peaked and will be flat-to-down over the next year. Economic growth should slow but remain positive, allaying concerns about inflation. The conditions for
                                         continuing strength in the stock market should persist well into the next year. These include the technology revolution, global economic recovery and strong corporate profits. We
                                         believe, however, that valuations in some sectors of the
                                         market are reaching speculative levels. While we do not
                                         believe a bear market is in store for the overall market, we expect increasing volatility and a severely punitive
                                         reaction by the market for any company with disappointing
                                         earnings or announcements.

                                         Volatility, one of the most important factors over the next year, will also be the biggest opportunity. We believe
                                         volatility will increase, given the tremendous
                                         outperformance of technology stocks, the high stock
                                         valuations in some areas of technology and the increasing
                                         leverage of the overall market to technology.

NATIONS CAPITAL GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         We are prepared for increasing volatility and, in fact,
                                         welcome it. Our growth strategy combined with our
                                         investments in the long-term strategic themes of the aging of the U.S. population, globalization and innovation should allow us to take advantage of volatility. We have the
                                         ability to initiate or increase positions in strong growth companies at what we believe are less expensive valuations.
                                         Currently, the Fund holds more positions than it normally
                                         does. By holding more positions we increase the
                                         diversification of the Fund, thereby attempting to limit the effect of disappointments. Greater diversification also
                                         allows the Fund to participate in sector rotations out of
                                         technology and into other sectors. Should events unfold in favor of sectors outside technology, we will be proactive in using the volatility to add to, reduce or initiate positions that fit our objectives.

NATIONS CAPITAL GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Computer related                                                                 11.3
Networking equipment and products                                                10.3
Drugs                                                                             9.9
Computer software                                                                 8.7
Retail - Specialty                                                                  7
Semiconductors                                                                    6.7
Conglomerate                                                                      4.8
Telecommunications                                                                4.4
Financial services                                                                4.3
Medical products and supplies                                                     4.3
Other                                                                            28.3

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cisco Systems, Inc.                     4.9%
                                                                            -------------------------------------------------
                                                                              2  Sun Microsystems, Inc.                  4.4%
                                                                            -------------------------------------------------
                                                                              3  Intel Corporation                       4.2%
                                                                            -------------------------------------------------
                                                                              4  General Electric Company                4.2%
                                                                            -------------------------------------------------
                                                                              5  Microsoft Corporation                   3.9%
                                                                            -------------------------------------------------
                                                                              6  EMC Corporation                         3.5%
                                                                            -------------------------------------------------
                                                                              7  Oracle Corporation                      3.4%
                                                                            -------------------------------------------------
                                                                              8  Tyco International Ltd.                 3.2%
                                                                            -------------------------------------------------
                                                                              9  Elan Corporation, ADR                   3.0%
                                                                            -------------------------------------------------
                                                                             10  Nokia Corporation, Class A, ADR         2.8%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS CAPITAL GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (10/2/92
                                                                                     through
                                                                                     3/31/00)        19.92%     18.98%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Capital Growth Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's 500 Composite Stock Price
                                                Index (Standard & Poor's 500
                                                Index), an unmanaged index of
                                                500 widely held common stocks,
                                                include reinvestment of
                                                dividends. Funds included in the
                                                Lipper Large-Cap Growth Funds
                                                Universe normally invest in
                                                large capitalization companies
                                                whose long-term earnings are
                                                expected to grow significantly.
                                                It is not possible to invest in
                                                the Index or Lipper Universe.
                                                The performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                 NATIONS CAPITAL GROWTH      LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                          FUND                   FUNDS UNIVERSE                   INDEX
                                                 ----------------------      -----------------------      ---------------------
Oct. 2|1992                                                9425                       10000                       10000
1992                                                      10157                       10908                       10504
                                                          10333                       11052                       10963
                                                          10229                       11142                       11017
                                                          10571                       11695                       11301
1993                                                      10921                       11901                       11563
                                                          10590                       11456                       11125
                                                          10269                       11077                       11172
                                                          10899                       11754                       11718
1994                                                      10752                       11656                       11716
                                                          11430                       12540                       12857
                                                          12660                       13911                       14085
                                                          13772                       15213                       15204
1995                                                      13823                       15474                       16120
                                                          14431                       16295                       16985
                                                          15012                       17154                       17748
                                                          15556                       17758                       18296
1996                                                      16351                       18539                       19820
                                                          16102                       18326                       20351
                                                          18893                       21484                       23907
                                                          20612                       23610                       25695
1997                                                      21315                       23478                       26432
                                                          24770                       26922                       30120
                                                          25352                       28293                       31114
                                                          21567                       25127                       28018
1998                                                      27651                       31695                       33986
                                                          28412                       34383                       35682
                                                          30588                       35758                       38197
                                                          28603                       34492                       35810
1999                                                      34172                       43778                       41138
Mar. 31|2000                                              36773                       47494                       42080

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS CAPITAL GROWTH      LIPPER LARGE-CAP GROWTH      STANDARD & POOR'S 500
                                                      FUND $39,016           FUNDS UNIVERSE $47,494           INDEX $42,080
                                                 ----------------------      -----------------------      ---------------------
Oct. 2|1992                                               10000                       10000                       10000
1992                                                      10777                       10908                       10504
                                                          10963                       11052                       10963
                                                          10853                       11142                       11017
                                                          11216                       11695                       11301
1993                                                      11588                       11901                       11563
                                                          11238                       11456                       11125
                                                          10896                       11077                       11172
                                                          11564                       11754                       11718
1994                                                      11408                       11656                       11716
                                                          12128                       12540                       12857
                                                          13433                       13911                       14085
                                                          14612                       15213                       15204
1995                                                      14666                       15474                       16120
                                                          15311                       16295                       16985
                                                          15928                       17154                       17748
                                                          16505                       17758                       18296
1996                                                      17348                       18539                       19820
                                                          17085                       18326                       20351
                                                          20045                       21484                       23907
                                                          21870                       23610                       25695
1997                                                      22615                       23478                       26432
                                                          26281                       26922                       30120
                                                          26899                       28293                       31114
                                                          22883                       25127                       28018
1998                                                      29338                       31695                       33986
                                                          30145                       34383                       35682
                                                          32454                       35758                       38197
                                                          30348                       34492                       35810
1999                                                      36257                       43778                       41138
Mar. 31|2000                                              39016                       47494                       42080

   TOTAL RETURN (AS OF 3/31/00)

                                                      INVESTOR A                  INVESTOR B                 INVESTOR C
                                 PRIMARY A        NAV**         MOP*         NAV**        CDSC***        NAV**       CDSC***
Inception date                   9/30/92                10/2/92                     6/7/93                    10/2/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                29.90%         29.41%        21.98%        28.42%       23.42%        28.46%       27.46%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                           31.98%         31.68%        29.12%        30.65%       30.06%        30.77%       30.77%
5 YEARS                           26.61%         26.32%        24.83%        25.35%       25.18%        25.58%       25.58%
SINCE INCEPTION                   20.20%         19.92%        18.98%        20.16%       20.16%        19.14%       19.14%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS DISCIPLINED EQUITY FUND
GROWTH STRATEGIES TEAM COMMENTARY*

PORTFOLIO MANAGEMENT                     ------------------------------------------------------------
The Fund is managed by the Growth
Strategies Team of Banc of America       EFFECTIVE APRIL 17, 2000, NATIONS DISCIPLINED EQUITY FUND
Capital Management, Inc.,                WILL CHANGE ITS NAME, INVESTMENT OBJECTIVE AND PRINCIPAL
investment sub-adviser to the             INVESTMENT STRATEGIES.
Fund.
                                          The Fund will be renamed Nations Aggressive Growth Fund and
INVESTMENT OBJECTIVE                      its investment objective will be "to seek capital
The Fund seeks growth of capital          appreciation." The Fund's principal investment strategies
by investing in companies that are        are currently based on quantitative analysis and the use of
expected to produce significant           computer modeling. Management believes that current and
increases in earnings per share.          future shareholders will be better served by principal
                                          investment strategies that are based on both quantitative
PERFORMANCE REVIEW                        and fundamental analysis, blending top-down macroeconomic
For the 12-month period ended             and bottom-up stock selection criteria.
March 31, 2000, Nations                  ------------------------------------------------------------
Disciplined Equity Fund Investor A
Shares provided shareholders with        IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
a total return of -0.41%.**              NATIONS DISCIPLINED EQUITY FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000.
                                         PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE
                                         DURING THE REPORTING PERIOD.
                                         The core premise underlying the investment philosophy and
                                         style of Nations Disciplined Equity Fund is that earnings
                                         drive stock prices. We used quantitative techniques to
                                         construct a portfolio of attractively valued companies that we believed were most likely to report earnings that
                                         exceeded expectations.
                                         PLEASE EXPLAIN THE PROCESS YOU FOLLOWED TO CHOOSE THE STOCKS
                                         COMPRISING NATIONS DISCIPLINED EQUITY FUND DURING THE
                                         REPORTING PERIOD.
                                         The investment process for the Fund was quantitative and
                                         focused primarily on earnings characteristics and valuation.
                                         We started by using computer tools and models to rank
                                         various securities based on these criteria. We then actively narrowed possible investments to a select group of
                                         securities that meet the earnings expectations and valuation criteria established for the Fund. Companies identified by the process were also reviewed to ensure financial stability and quality of earnings.

                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.
                                         Nations Disciplined Equity Fund's emphasis on its value
                                         discipline penalized performance during a period in which
                                         investors were willing to pay extraordinarily high prices
                                         for stocks of a narrow group of companies that either were growing or had the prospect of growing. The Fund (Investor A
                                         Shares) underperformed its benchmark, the Standard & Poor's
                                         500 Composite Stock Price Index (S&P 500 Index).*** For the
                                         one-year period ended March 31, 2000, the S&P 500 Index had a return of 17.94%, with more than 75% of the Index's return coming from just 10 stocks with extraordinarily high
                                         valuations.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS DISCIPLINED EQUITY FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?+
                                         The portfolio's investments in the financial and consumer
                                         staple sectors were the greatest contributors to
                                         performance. The Fund benefited both from the weightings in those sectors and from stock selection within the sectors.
                                         Among financial service companies, Morgan Stanley Dean
                                         Witter & Company was a standout performer, advancing about
                                         80% during the 12 months. Within the consumer staples
                                         sector, the portfolio's lack of exposure to beverage, food and tobacco companies proved particularly beneficial.
                                         Consumer staples companies have operated under difficult
                                         fundamental business circumstances for several years.

                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         In an environment where real or prospective high growth
                                         rates and price momentum were the most important decision
                                         factors to investors, the Fund's stock selection model
                                         produced results that lagged across a broad range of
                                         economic sectors. The portfolio's technology, capital goods, consumer cyclicals and communications services sector
                                         returns proved most problematic. Although some technology
                                         holdings performed very well -- for example, Altera
                                         Corporation advanced almost 200% and Lexmark International
                                         Group, Inc. had a return in excess of 125% -- the
                                         portfolio's other technology holdings couldn't keep pace
                                         with the returns of the sector index, which rose by more
                                         than 80%. In the consumer cyclicals sector, attractively
                                         valued companies like TJX Companies exhibited solid earnings gains, yet holdings declined sharply on perceptions of
                                         slowing fundamentals due to rising rates. Directly and
                                         indirectly, the Fund's valuation discipline imposed a
                                         distinctly negative penalty on returns.

                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         The Federal Reserve Board's concern about an overly robust economy and the potential of inflation has resulted in an
                                         upward shift in interest rates, even though slow inflation and high company productivity have acted as restraints on
                                         price increases. Higher interest rates hurt a broad range of companies. As a result, the median return of stocks in most common benchmarks experienced a flat to down year. However, as noted, stocks of a relatively few companies with either high growth rates or prospects for high growth rates have
                                         soared. In our view, the markets have acted as if investors think that these companies are impervious to macro-economic factors and remain unaffected by higher interest rates.

                           +Portfolio holdings are subject to change and may not be representative of current holdings.

NATIONS DISCIPLINED EQUITY FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         DO YOU EXPECT THAT MARKET ENVIRONMENT TO CHANGE?
                                         We believe that a higher interest rate environment
                                         eventually will cause investors to become more
                                         discriminating. While investors will continue to be
                                         attracted to industries such as technology,
                                         telecommunications and health care, where revenue growth is anticipated to be highest, investors should increasingly be affected by higher interest rates and the effects they may have on various companies. Moreover, we think that stocks of some companies labeled as "old economy" have been
                                         excessively punished and now appear more attractive in
                                         value. Over time, we also believe more companies will
                                         embrace technological innovations and the Internet to
                                         enhance their products, services and cost structures.
                                         Investors should recognize the investment opportunities
                                         created by these innovations over time.

                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THE
                                         MARKET ENVIRONMENT YOU JUST DESCRIBED?
                                         We expect to emphasize technology,
                                         communications -- especially wireless communications -- and the health care industries relative to the indexes. We
                                         believe that these companies still exhibit favorable growth characteristics. We also expect to focus selectively on the retail sector, particularly those firms having material
                                         exposure to the sale of digital consumer products. We feel we are in the early stages of a digital product revolution evidenced by the introduction of digital mobile phones, DVD players and other devices. Retailers that emphasize these
                                         products could benefit in a meaningful way. In other
                                         sectors, we also will seek companies that are growing their earnings and revenues faster than their peers. We also will seek companies led by smart management teams, companies
                                         having unique business models and firms having strong
                                         unit-volume growth. Despite the beliefs of many investors, we think some companies in the consumer staples and capital goods sectors possess these traits. We are adding
                                         selectively to these stocks.

NATIONS DISCIPLINED EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Computer software                                                                10.2
Semiconductors                                                                    9.4
Utilities - Telephone                                                             8.7
Networking equipment and products                                                 8.2
Computer related                                                                  8.2
Medical products and supplies                                                     6.2
Financial services                                                                6.1
Retail - Specialty                                                                5.7
Retail - General                                                                  4.2
Energy                                                                            4.1
Other                                                                              29

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Altera Corporation                      5.2%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   4.9%
                                                                            -------------------------------------------------
                                                                              3  Cisco Systems, Inc.                     4.3%
                                                                            -------------------------------------------------
                                                                              4  Intel Corporation                       3.8%
                                                                            -------------------------------------------------
                                                                              5  General Electric Company                3.7%
                                                                            -------------------------------------------------
                                                                              6  Allergan, Inc.                          3.6%
                                                                            -------------------------------------------------
                                                                              7  Best Buy Company, Inc.                  3.5%
                                                                            -------------------------------------------------
                                                                              8  Lexmark International Group, Inc.,
                                                                                 Class A                                 3.3%
                                                                            -------------------------------------------------
                                                                              9  Coastal Corporation                     3.1%
                                                                            -------------------------------------------------
                                                                             10  Morgan Stanley Dean Witter & Company    3.0%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS DISCIPLINED EQUITY FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                                     NAV**       MOP*
                                                                                    SINCE INCEPTION
                                                                                    (7/26/93
                                                                                     through
                                                                                     3/31/00)        16.96%     15.93%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares and Primary
                                                A Shares of Nations Disciplined
                                                Equity Fund from the inception
                                                of each share class. Figures for
                                                the Standard & Poor's 500
                                                Composite Stock Price Index
                                                (Standard & Poor's 500 Index),
                                                an unmanaged index of 500 widely
                                                held common stocks, include
                                                reinvestment of dividends. Funds
                                                included in the Lipper Multi-Cap
                                                Core Universe invest in a
                                                variety of market capitalization
                                                ranges, without concentrating
                                                75% of their equity assets in
                                                any one range over an extended
                                                period of time. It is not
                                                possible to invest in the Index
                                                or Lipper Universe. The
                                                performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                             NATIONS DISCIPLINED|EQUITY     STANDARD|& POOR'S|500     LIPPER MULTI-CAP|CORE|FUNDS
                                                    FUND|$26,838                INDEX|$38,175              UNIVERSE|$31,943
                                             --------------------------     ---------------------     ---------------------------
Jul. 26|1993                                           9425.00                    10000.00                      10000.00
                                                      11310.00                    10252.00                      10501.00
1993                                                  10844.00                    10490.00                      10796.00
                                                      10287.00                    10092.00                      10494.00
                                                       9602.00                    10135.00                      10289.00
                                                      10379.00                    10630.00                      10817.00
1994                                                  10148.00                    10628.00                      10626.00
                                                      10309.00                    11663.00                      11462.00
                                                      11605.00                    12777.00                      12452.00
                                                      12751.00                    13793.00                      13497.00
1995                                                  12918.00                    14623.00                      13972.00
                                                      13478.00                    15409.00                      14735.00
                                                      14007.00                    16100.00                      15298.00
                                                      14489.00                    16598.00                      15778.00
1996                                                  15767.00                    17980.00                      16826.00
                                                      15734.00                    18462.00                      16800.00
                                                      18356.00                    21688.00                      19379.00
                                                      20918.00                    23310.00                      21435.00
1997                                                  20406.00                    23979.00                      21335.00
                                                      23334.00                    27324.00                      23967.00
                                                      24296.00                    28226.00                      24030.00
                                                      20576.00                    25417.00                      20692.00
1998                                                  25537.00                    30831.00                      24936.00
                                                      26949.00                    32370.00                      25472.00
                                                      28531.00                    34652.00                      27642.00
                                                      26146.00                    32486.00                      25903.00
1999                                                  27890.00                    37320.00                      30310.00
Mar. 31|2000                                          26838.00                    38175.00                      31943.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                             NATIONS DISCIPLINED|EQUITY     STANDARD|& POOR'S|500     LIPPER MULTI-CAP|CORE|FUNDS
                                                    FUND|$28,476                INDEX|$38,175              UNIVERSE|$31,943
                                             --------------------------     ---------------------     ---------------------------
Jul. 26|1993                                           10000                        10000                        10000
                                                       11894                        10252                        10501
1993                                                   11505                        10490                        10796
                                                       10925                        10092                        10494
                                                       10188                        10135                        10289
                                                       11012                        10630                        10817
1994                                                   10767                        10628                        10626
                                                       10938                        11663                        11462
                                                       12312                        12777                        12452
                                                       13561                        13793                        13497
1995                                                   13706                        14623                        13972
                                                       14298                        15409                        14735
                                                       14862                        16100                        15298
                                                       15352                        16598                        15778
1996                                                   16708                        17980                        16826
                                                       16694                        18462                        16800
                                                       19475                        21688                        19379
                                                       22194                        23310                        21435
1997                                                   21653                        23979                        21335
                                                       24758                        27324                        23967
                                                       25778                        28226                        24030
                                                       21831                        25417                        20692
1998                                                   27191                        30831                        24936
                                                       28594                        32370                        25472
                                                       30272                        34652                        27642
                                                       27741                        32486                        25903
1999                                                   29592                        37320                        30310
Mar. 31|2000                                           28476                        38175                        31943

   TOTAL RETURN (AS OF 3/31/00)

                                                       INVESTOR A                 INVESTOR B                 INVESTOR C
                                   PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     10/1/92               7/26/93                   5/20/94                    5/10/95
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                  -0.16%         -0.41%       -6.15%       -1.19%       -5.53%        -1.16%       -2.03%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                             19.76%         19.48%       17.15%       18.58%       17.87%        18.64%       18.64%
5 YEARS                             21.35%         21.09%       19.66%       20.16%       19.97%
SINCE INCEPTION                     21.58%         16.96%       15.93%       17.81%       17.73%        19.59%       19.59%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS MARSICO
FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON
                                         NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2000 AND HIS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Thomas F. Marsico is Portfolio           The Fund seeks long-term growth of capital through a
Manager of Nations Marsico Focused       relatively concentrated portfolio. Generally, the Fund holds
Equities Fund and Chief Executive        20 to 30 large-capitalization equities that we believe offer
Officer of Marsico Capital               attractive growth potential. Because the Fund is not
Management, LLC, investment              diversified, we may take large positions in individual
sub-adviser to the Fund.                 companies and typically will have substantial allocations to
INVESTMENT OBJECTIVE                     a limited number of economic sectors and industries. We seek
The Fund seeks long-term growth of       investments in companies with strong brand franchises,
capital.                                 improving financial returns and global presences.
PERFORMANCE REVIEW                       WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
For the 12-month period ended            REPORTING PERIOD?
March 31, 2000, Nations Marsico          The equity markets over the last 12 months were
Focused Equities Fund Investor A         characterized by a great deal of volatility, which I believe
Shares provided a total return of        was caused primarily by interest rate unease. Federal
36.62%.**                                Reserve Board Chairman Alan Greenspan has expressed concern that the level of growth in the U.S. economy needs to be
                                         slowed from the 7% rate we have seen recently down to about
                                         4%.
                                         This concern has led the Federal Reserve Board (the Fed) to adopt a bias to tightening interest rates in 1999 and into
                                         2000. However, complicating this outlook is the low level of inflation we have experienced. As a result, we have seen the market adopt an almost manic-depressive response to
                                         tightening moves by the Fed on the one hand and benign
                                         inflation reports on the other. This was most apparent in
                                         the second half of 1999 when the Standard & Poor's 500
                                         Composite Price Index (S&P 500 Index)*** swung from a 6.3%
                                         decline in the third quarter to a 14.9% gain in the fourth quarter.

                                         Our outlook has been, and continues to be, that inflation
                                         will remain modest because of high productivity, large
                                         government surpluses, subdued wage increases, and continued
                                         growth of free trade. All of these factors lead us to remain optimistic regarding the equity markets.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Marsico Capital Management, LLC

                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE SUBJECT TO GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO
FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         WHAT IS YOUR INVESTMENT PROCESS?
                                         We believe strongly that there is no substitute for direct, comprehensive and disciplined research. Our investment team does not rely on computer-based screening techniques,
                                         ratio-driven analysis or Wall Street in order to generate
                                         investment ideas. Rather, we foster creative, innovative
                                         thinking, which in turn may lead to promising areas that
                                         frequently are not well followed or well understood by other investors.
                                         In research, our investment team looks for information from a variety of sources. One source of information is
                                         direct -- we speak regularly with company management to get its perspective. But we also go outside the company,
                                         surveying customers, competitors, suppliers and distributors for independent sources of information. In this process, our central purpose is to uncover information and relationships that are not obvious under conventional analytical
                                         techniques. Our goal is to be able to act early by using
                                         this independent information when it can provide the maximum benefit to the Fund's investors.

                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.+
                                         For the 12-month period ending March 31, 2000, the Fund
                                         (Investor A Shares) gained 36.62%. This return compares very favorably to the S&P 500 Index, the Fund's primary
                                         benchmark, which was up 17.94%.

                                         Over the past 12 months, identifying growth industries and picking the right stocks in those industries were critical to success. Technology stocks, as would be expected, had
                                         exceptionally strong performance. However, the portfolio
                                         also benefited from investments in retail, consumer
                                         services, biomedical, cellular communications and
                                         financials.

                                         While many of our most successful investments during the
                                         year were in the technology sector, the Fund was diversified within the sector. We held investments in telecom equipment, computer software, internet software, memory devices, and
                                         semiconductors. A common characteristic of these companies is that they are all infrastructure plays on the internet.
                                         These businesses have all experienced significant earnings growth from the expansion of the internet.

                                         TELL US ABOUT STOCKS YOU FIND TO BE PARTICULARLY PROMISING.
                                         Genentech, Inc. is a stock we have held in the portfolio
                                         since it went public last July. It has two drugs that we
                                         think have great potential. One is Retuxin, which is used
                                         for the treatment of non-Hodgkins' lymphoma. The other is
                                         called Herceptin, which is used in the treatment of metastic breast cancer. Genentech also, we think, has a tremendous
                                         research and development pipeline. It has a number of drugs in Phase III clinical trials which we believe have
                                         tremendous potential. One is a treatment for asthma. The
                                         other is designed to cut off the blood flow to certain types of cancerous cells.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO
FOCUSED EQUITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         We also continue to be big believers in the internet.
                                         However, we have generally avoided the pure internet
                                         plays -- particularly companies with no earnings. Instead, we've chosen to invest in what I call the "arms suppliers"
                                         to the internet, companies like Cisco Systems, Inc., EMC
                                         Corporation, Oracle Corporation, and Sun Microsystems.
                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2000?
                                         We believe that the economy continues to be in a secular low inflation/low interest rate environment, which is
                                         attributable in large part to improved productivity. As a
                                         result of the Fed's tightening moves the economy should
                                         begin to slow by the second half of 2000 allowing for
                                         interest rates to come down. That should be positive for the equity markets.

NATIONS MARSICO
FOCUSED EQUITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Media                                                                             4.8%
Retail - Specialty                                                                5.3%
Manufacturing                                                                     6.1%
Telecommunications                                                                6.2%
Banking                                                                           6.3%
Semiconductors                                                                    7.4%
Medical products and supplies                                                     7.9%
Computer software                                                                 8.0%
Computer related                                                                  9.6%
Networking equipment and products                                                14.5%
Other                                                                            23.9%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Genentech, Inc.                         7.9%
                                                                            -------------------------------------------------
                                                                              2  Cisco Systems, Inc.                     7.9%
                                                                            -------------------------------------------------
                                                                              3  EMC Corporation                         5.9%
                                                                            -------------------------------------------------
                                                                              4  Oracle Corporation                      5.4%
                                                                            -------------------------------------------------
                                                                              5  Corning Inc.                            4.8%
                                                                            -------------------------------------------------
                                                                              6  Sony Corporation, ADR                   4.7%
                                                                            -------------------------------------------------
                                                                              7  Fannie Mae                              4.5%
                                                                            -------------------------------------------------
                                                                              8  Time Warner Inc.                        3.8%
                                                                            -------------------------------------------------
                                                                              9  3Com Corporation                        3.6%
                                                                            -------------------------------------------------
                                                                             10  Morgan Stanley Dean Witter & Company    3.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MARSICO
FOCUSED EQUITIES FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/31/97
                                                                                     through
                                                                                     3/31/00)        44.54%     40.78%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Marsico Focused Equities Fund
                                                from the inception of the share
                                                class. Figures for the Standard
                                                & Poor's 500 Composite Stock
                                                Price Index (Standard & Poor's
                                                500 Index), an unmanaged index
                                                of 500 widely held common
                                                stocks, include reinvestment of
                                                dividends. Funds included in the
                                                Lipper Large-Cap Growth Funds
                                                Universe normally invest in
                                                large-capitalization companies
                                                whose long-term earnings are
                                                expected to grow significantly.
                                                It is not possible to invest in
                                                the Index or Lipper Universe.
                                                The performance of Primary A,
                                                Investor B and Investor C Shares
                                                may vary based on the
                                                differences in sales loads and
                                                fees paid by the shareholders
                                                investing in each class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                NATIONS FOCUSED EQUITIES     STANDARD|& POOR'S |500      LIPPER LARGE-CAP GROWTH
                                                      FUND|$21,564                INDEX|$15,920          FUNDS UNIVERSE|$20,229
                                                ------------------------     ----------------------      -----------------------
Dec. 31|1997                                             9425.00                    10000.00                    10000.00
                                                        11442.00                    11395.00                    11467.00
                                                        12697.00                    11771.00                    12051.00
                                                        11556.00                    10600.00                    10702.00
1998                                                    14151.00                    12858.00                    13500.00
                                                        15783.00                    13499.00                    14645.00
                                                        16298.00                    14451.00                    15230.00
                                                        16250.00                    13548.00                    14691.00
1999                                                    21631.00                    15564.00                    18646.00
Mar. 31|2000                                            21564.00                    15920.00                    20229.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                NATIONS FOCUSED EQUITIES      STANDARD|& POOR'S|500      LIPPER LARGE-CAP GROWTH
                                                      FUND|$22,879                INDEX|$15,920          FUNDS UNIVERSE|$20,229
                                                ------------------------      ---------------------      -----------------------
Dec. 31|1997                                            10000.00                    10000.00                    10000.00
                                                        12140.00                    11395.00                    11467.00
                                                        13472.00                    11771.00                    12051.00
                                                        12261.00                    10600.00                    10702.00
1998                                                    15014.00                    12858.00                    13500.00
                                                        16746.00                    13499.00                    14645.00
                                                        17292.00                    14451.00                    15230.00
                                                        17242.00                    13548.00                    14691.00
1999                                                    22951.00                    15564.00                    18646.00
Mar. 31|2000                                            22879.00                    15920.00                    20229.00

   TOTAL RETURN (AS OF 3/31/00)

                                                  INVESTOR A                    INVESTOR B                    INVESTOR C
                            PRIMARY A        NAV**           MOP*          NAV**         CDSC***         NAV**         CDSC***
Inception date              12/31/97               12/31/97                      12/31/97                      12/31/97
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE           37.13%          36.62%         28.77%         35.71%         30.71%         35.72%         34.72%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION              44.63%          44.54%         40.78%         43.69%         42.84%         43.89%         43.89%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS MIDCAP GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the Growth        The investment philosophy of the Nations MidCap Growth Fund
Strategies Team of Banc of America       is based on the premise that stock prices are driven by
Capital Management, Inc.,                earnings growth and that superior stock market returns occur
investment sub-adviser to the            when a company experiences rapid and accelerating earnings
Fund.                                    growth due to superior fundamentals. Our approach emphasizes
INVESTMENT OBJECTIVE                     a rigorous, disciplined and fundamental-based process that
The Fund seeks capital                   seeks to identify successful mid-sized companies between
appreciation by investing in             $750 million and $7 billion in market capitalization that
emerging growth companies that are       are poised to become tomorrow's successful larger companies.
believed to have superior                We attempt to identify these opportunities before their
long-term earnings growth                potential is recognized by investors in general.
prospects.                               PLEASE COMMENT ON THE FUND'S PERFORMANCE.***
PERFORMANCE REVIEW                       The year ended March 31, 2000 was a good year for Nations
For the 12-month period ended            MidCap Growth Fund. A final quarter gain of 21.03% brought
March 31, 2000, Nations MidCap           the total return for the year to 74.82%. This compares
Growth Fund Investor A Shares            favorably to the benchmark Standard & Poor's MidCap 400
provided shareholders with a total       Index increases of 12.37% for the quarter and 36.49% for the
return of 74.82%.**                      year. The Fund also significantly outperformed its peer
                                         group, the Lipper MidCap Core Funds Universe, which returned
                                         60.23%.
                                         Overall, it was a year for the record books in terms of both volatility and the split between growth and value. Except
                                         for a modest rally in a few of the depressed sectors in the final month of the year, much of the market has languished in a quiet bear market for several quarters. Meanwhile,
                                         technology-related shares soared. Although market behavior this past year was an extension of recent trends, the most noticeable difference was that successful stock performance broadened beyond exclusively large-cap companies.
                                         Nations MidCap Growth Fund thrived due to a renewed interest by investors in medium- and small-size companies, many with compelling valuations. Within technology, the market focus broadened from simply business.com (the Fund owns no
                                         traditional e-commerce businesses) to the industries that
                                         provide the nuts and

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Standard & Poor's MidCap 400 Index is a market-value weighted index that measures the market value of 400 domestic stocks chosen for market size, liquidity and industry representation. It is unmanaged and unavailable for investment.

                           Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper MidCap
                           Core Funds Universe invest at least 75% of their equity assets in companies with market capitalizations of less than $10 billion.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued

                                         bolts for building and delivering the Internet and the next generation of communications services. The Fund owns many of these companies.

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?+
                                         The technology and telecommunications sectors contributed
                                         significantly to the terrific gains for the year. The themes were unmistakable and seemed always to intersect at the
                                         points of internet infrastructure, broadband deployment and communications devices. The Fund invests in many of the
                                         medium-size suppliers that design and manufacture components for these burgeoning industries.
                                         An unusually large number of technology-related companies
                                         experienced astounding gains in the past year, so just a few are highlighted. The Fund owns shares in Xilinx, Inc.,
                                         Altera Corporation and Vitesse Semiconductor Corporation,
                                         which make integrated circuits used in broadband
                                         communications applications. Each of these stocks rose more than 200%. JDS Uniphase Corporation, a manufacturer of
                                         fiber-optic components, returned over 700% as telecom
                                         network spending exploded. Research In Motion Ltd. has
                                         climbed approximately 250% since its purchase in October
                                         1999 due to tremendous growth in its hand-held devices used to send and receive full-text e-mail from a corporate
                                         network. Finally, Checkpoint Software Technologies climbed almost 700% (although down significantly from its high) on increased demand for its software that provides
                                         infrastructure for secure Internet communications.
                                         In a more mundane segment of the market, the long-suffering energy industry rebounded substantially as oil prices began to stabilize, inventories remained tight and growth in
                                         capital spending resumed. The Fund owns several drilling and oil services companies, including BJ Services Company, Smith
                                         International, Inc. and Weatherford International Inc., all
                                         of which recovered sharply from distressed levels.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         Retail and apparel stocks within the consumer cyclicals
                                         sector underperformed over the last year. Results for
                                         specialty retailers were strong, yet investors doubted that consumer spending trends could be sustained. Apparel makers, however, suffered from the weakness in the big department
                                         store chains.
                                         Also a disappointment for both the Fund and the market has been the financial services sector. Banks struggled
                                         throughout the year, largely due to the Federal Reserve
                                         Board's steady campaign to slow the economy by increasing
                                         short-term interest rates. SouthTrust, one of the banks
                                         owned by the Fund, fell more than 30% during the year.
                                         Elsewhere, Intertrust, which makes digital rights software for the internet, fell roughly 50% in the month of March
                                         after announcing the departure of key management.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MIDCAP GROWTH FUND
GROWTH STRATEGIES TEAM COMMENTARY continued


                                         WHAT OPPORTUNITIES DO YOU ANTICIPATE IN THE COMING YEAR, AND
                                         HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE
                                         OPPORTUNITIES?
                                         Only a year or so ago, mid- and small-cap investors lamented the treatment they were receiving from investors who ignored the wonderful growth prospects of so many companies simply because they were not large-cap stocks. Today, much of that has corrected and there appear to be no longer scores of
                                         woefully undervalued stocks that don't reflect their growth potential. We are not ungrateful, however, given this
                                         extraordinary year in which more than one-third of the
                                         companies held in the Fund rose in excess of 100%.
                                         In the final month of the fiscal year, and as we write this commentary, the markets, in particular technology, have
                                         experienced enormous volatility and have retraced some of
                                         the spectacular gains. This particularly affects technology and is to be expected. We are undeterred and continue to
                                         place a heavy emphasis on the best of breed companies in
                                         technology and telecommunications that can dominate their
                                         rapidly growing markets.
                                         We think many compelling growth opportunities exist outside of technology and we also will continue to focus on areas
                                         such as healthcare, retailing, broadcasting, capital goods and select financials. Our challenge is to identify
                                         businesses with sustainable competitive advantages and the ability to consistently produce superior growth in revenue, cash flow and earnings.

NATIONS MIDCAP GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Semiconductors                                                                   13.2
Networking equipment and products                                                12.2
Computer software                                                                  12
Telecommunications                                                                5.4
Retail - Specialty                                                                4.8
Financial services                                                                4.7
Banking                                                                           4.7
Oil field services & equipment                                                    4.4
Drugs                                                                             3.9
Electric power                                                                    3.6
Other                                                                            31.1

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Comverse Technology, Inc.               3.6%
                                                                            -------------------------------------------------
                                                                              2  JDS Uniphase Corporation                3.5%
                                                                            -------------------------------------------------
                                                                              3  ADC Telecommunications, Inc.            3.5%
                                                                            -------------------------------------------------
                                                                              4  Altera Corporation                      3.1%
                                                                            -------------------------------------------------
                                                                              5  Xilinx, Inc.                            2.9%
                                                                            -------------------------------------------------
                                                                              6  Citrix Systems, Inc.                    2.7%
                                                                            -------------------------------------------------
                                                                              7  Vitesse Semiconductor Corporation       2.7%
                                                                            -------------------------------------------------
                                                                              8  Maxim Integrated Products               2.5%
                                                                            -------------------------------------------------
                                                                              9  Univision Communications, Inc.          2.5%
                                                                            -------------------------------------------------
                                                                             10  BJ Services Company                     2.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MIDCAP GROWTH FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/10/92
                                                                                     through
                                                                                     3/31/00)        20.46%     19.49%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                MidCap Growth Fund from the
                                                inception of the share class.
                                                Figures for the Standard &
                                                Poor's MidCap 400 Index, an
                                                unmanaged,
                                                capitalization-weighted index of
                                                400 domestic stocks chosen for
                                                market size, liquidity and
                                                industry representation, include
                                                reinvestment of dividends. Funds
                                                included in the Lipper MidCap
                                                Core Funds Universe invest at
                                                least 75% of their equity assets
                                                in companies with market
                                                capitalization of less than $10
                                                billion. It is not possible to
                                                invest in the Index or Lipper
                                                Universe. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                  NATIONS MIDCAP|GROWTH        STANDARD |& POOR'S       LIPPER MIDCAP|CORE FUNDS
                                                      FUND|$36,704          |MIDCAP|400 INDEX|$35,929       UNIVERSE|$38,331
                                                  ---------------------     -------------------------   ------------------------
Dec. 10|1992                                             9425.00                    10000.00                    10000.00
1992                                                     9875.00                    10280.00                    10261.00
                                                         9487.00                    10617.00                    10418.00
                                                         9764.00                    10865.00                    10601.00
                                                        10604.00                    11411.00                    11402.00
1993                                                    11025.00                    11715.00                    11809.00
                                                        10435.00                    11269.00                    11508.00
                                                         9749.00                    10858.00                    11016.00
                                                        11064.00                    11593.00                    11820.00
1994                                                    11068.00                    11294.00                    11725.00
                                                        11630.00                    12208.00                    12584.00
                                                        12645.00                    13285.00                    13718.00
                                                        13961.00                    14581.00                    15220.00
1995                                                    14357.00                    14790.00                    15371.00
                                                        15627.00                    15701.00                    16347.00
                                                        16772.00                    16153.00                    17115.00
                                                        17044.00                    16623.00                    17731.00
1996                                                    16986.00                    17630.00                    18366.00
                                                        15654.00                    17367.00                    17420.00
                                                        18356.00                    19921.00                    20167.00
                                                        21563.00                    23124.00                    23309.00
1997                                                    20465.00                    23316.00                    22431.00
                                                        22678.00                    25883.00                    25037.00
                                                        21705.00                    25329.00                    24496.00
                                                        15957.00                    21664.00                    19830.00
1998                                                    21142.00                    27771.00                    24674.00
                                                        20996.00                    25999.00                    24084.00
                                                        24024.00                    29678.00                    26996.00
                                                        22866.00                    27209.00                    25768.00
1999                                                    30327.00                    31883.00                    33279.00
Mar. 31|2000                                            36704.00                    35929.00                    38331.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                  NATIONS MIDCAP|GROWTH        STANDARD |& POOR'S       LIPPER MIDCAP|CORE FUNDS
                                                      FUND|$38,944          |MIDCAP|400 INDEX|$35,929       UNIVERSE|$38,331
                                                  ---------------------     -------------------------   ------------------------
Dec. 10|1992                                            10000.00                    10000.00                    10000.00
1992                                                    10477.00                    10280.00                    10261.00
                                                        10065.00                    10617.00                    10418.00
                                                        10359.00                    10865.00                    10601.00
                                                        11251.00                    11411.00                    11402.00
1993                                                    11698.00                    11715.00                    11809.00
                                                        11072.00                    11269.00                    11508.00
                                                        10345.00                    10858.00                    11016.00
                                                        11739.00                    11593.00                    11820.00
1994                                                    11743.00                    11294.00                    11725.00
                                                        12340.00                    12208.00                    12584.00
                                                        13416.00                    13285.00                    13718.00
                                                        14813.00                    14581.00                    15220.00
1995                                                    15233.00                    14790.00                    15371.00
                                                        16580.00                    15701.00                    16347.00
                                                        17795.00                    16153.00                    17115.00
                                                        18084.00                    16623.00                    17731.00
1996                                                    18022.00                    17630.00                    18366.00
                                                        16609.00                    17367.00                    17420.00
                                                        19476.00                    19921.00                    20167.00
                                                        22878.00                    23124.00                    23309.00
1997                                                    21714.00                    23316.00                    22431.00
                                                        24061.00                    25883.00                    25037.00
                                                        23029.00                    25329.00                    24496.00
                                                        16931.00                    21664.00                    19830.00
1998                                                    22432.00                    27771.00                    24674.00
                                                        22277.00                    25999.00                    24084.00
                                                        25489.00                    29678.00                    26996.00
                                                        24261.00                    27209.00                    25768.00
1999                                                    32177.00                    31883.00                    33279.00
Mar. 31|2000                                            38944.00                    35929.00                    38331.00

   TOTAL RETURN (AS OF 3/31/00)

                                                    INVESTOR A                   INVESTOR B                  INVESTOR C
                              PRIMARY A        NAV**           MOP*         NAV**        CDSC***        NAV**         CDSC***
Inception date                12/4/92                12/10/92                      6/7/93                     12/18/92
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE             75.34%          74.82%         64.71%        73.47%       68.47%         73.50%         72.50%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                        33.15%          32.85%         30.27%        31.81%       31.23%         31.87%         31.87%
5 YEARS                        26.13%          25.84%         24.35%        24.87%       24.71%         25.07%         25.07%
SINCE INCEPTION                20.48%          20.46%         19.49%        21.16%       21.16%         19.72%         19.72%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

NATIONS SMALL COMPANY FUND
SMALLCAP STRATEGIES TEAM COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON
                                         NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH
                                         PERIOD ENDED MARCH 31, 2000 AND ITS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by the               The investment philosophy of Nations Small Company Fund is
SmallCap Strategies Team of Banc         based on the premise that stock prices are driven by
of America Capital Management,           earnings growth and that superior returns occur when a
Inc., investment sub-adviser to          company experiences rapid and accelerating earnings growth
the Fund.                                due to improving fundamentals. The Fund typically invests in
INVESTMENT OBJECTIVE                     companies with market capitalizations of less than $2
The Fund seeks long-term capital         billion and with projected earnings growth of more than 15%.
growth by investing primarily in         The companies are subject to a rigorous fundamental
equity securities.                       analysis. This analysis includes, but is not limited to, an
PERFORMANCE REVIEW                       evaluation of the firm's competitive position, management
For the 12-month period ended            ability and valuation attractiveness. We attempt to identify
March 31, 2000, Nations Small            companies in the early stages of their economic lifecycles
Company Fund Investor A Shares           and before their potential is recognized by the investing
provided shareholders with a total       public.
return of 96.91%.**                      PLEASE COMMENT ON THE FUND'S PERFORMANCE.
                                         Nations Small Company Fund began the first six months of the year with somewhat modest performance in line with most
                                         other small-cap funds. The economic environment was
                                         favorable, although the Federal Reserve Board clearly
                                         signaled its intention to raise interest rates. Investors
                                         preferred large company stocks and small company stocks
                                         languished. Then, as if someone rang a bell, small-caps took off from September 1999 through March 2000. The Russell 2000
                                         Index, a common benchmark for small company stocks,
                                         outperformed the Standard & Poor's 500 Composite Stock Price
                                         Index for two consecutive quarters.*** This performance was primarily driven by growth stocks, and more specifically by the technology sector. The initial public offering (IPO)
                                         market remained robust as younger and more exciting
                                         companies rushed to come public. Many of these offerings
                                         doubled or tripled in value in their first day of trading.
                                         Nations Small Company Fund participated in several of these offerings, but our valuation discipline generally kept us
                                         from chasing these and other speculative stocks. Overall, it was a good small-cap stock environment, although the risk
                                         profile of the market and the Fund

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Performance shown includes the effect of fee waivers by the investment adviser, which have the effect of increasing total return.

                           ***The Russell 2000 Index is an unmanaged index tracking the performance of 2000 small company stocks. It is unavailable for investment.

                           The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

                           Source for all statistical data -- Banc of America Capital Management, Inc.

                           BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS AND LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALL COMPANY FUND
SMALLCAP STRATEGIES TEAM COMMENTARY continued

                                         increased because of narrowness of the market's focus on
                                         technology sector and the high stock valuations.
                                         For the year ended March 31, 2000, Nations Small Company
                                         Fund significantly outperformed both its benchmark, the
                                         Russell 2000 Index and its peer group, the Lipper SmallCap
                                         Core Funds Universe. The Fund (Investor A Shares) returned
                                         96.91% compared with a return of 37.29% for the Index and
                                         54.26% for the peer group.+

                                         WHAT PARTICULAR SECTORS OR STOCKS PROVED FAVORABLE FOR THE
                                         FUND?++
                                         Technology was far and away the best sector for the Fund.
                                         More specifically, telecommunications equipment stocks were a favorite of the market. The Fund benefited from having
                                         over half of its technology holdings in telecommunications equipment stocks. Investors focused on a bandwidth upgrade cycle that is required to handle the vast amount of data
                                         transmissions generated by the proliferation of the
                                         Internet. Fund holdings that appear positioned to take
                                         advantage of this wireline spending cycle are Ortel
                                         Corporation, Harmonic Lightwaves Inc., C-Cor.Net and SDL
                                         Inc. Wireless networks also experienced robust demand as
                                         more consumers bought phones and existing users made longer and more frequent phone calls. Several fund holdings
                                         benefited, including RF Microdevices, Inc., Sawtek, Inc. and
                                         Anaren Microwave, Inc.
                                         WHAT PARTICULAR SECTORS OR STOCKS WERE UNFAVORABLE FOR THE
                                         FUND?
                                         The consumer cyclicals and health care services sectors
                                         detracted most from performance over the 12 month period.
                                         With the threat of rising interest rates, many investors
                                         believed that consumer spending would decrease. Even though this decline in spending never materialized, the perception dragged down Fund holdings such as Quicksilver, Inc. and
                                         ShopKo Stores, Inc. In the health care sector, government
                                         pressures limiting reimbursement amounts and the threat of new regulation hurt many of the Fund's holdings. We
                                         attempted to move swiftly in removing names from the
                                         portfolio when their fundamentals broke down. Holdings such as Sunrise Assisted Living and Centennial Healthcare were
                                         sold when it became apparent that their business environment was much too challenging to overcome in the short term.
                                         WHAT ECONOMIC FACTORS MOST INFLUENCED THE FUND'S
                                         PERFORMANCE?
                                         For the last 12 months, the economic environment has been
                                         quite good. As the Far East recovered from the "Asian flu"
                                         of 1998, the U.S. economy resumed its march forward. The
                                         Federal Reserve Board has kept a watchful eye on inflation and went so far as to raise short-term interest rates five times during the past six months. The economy and the
                                         markets have shrugged off this tightening, as we saw strong fourth-quarter gross domestic product growth and the stock market continued to advance. However, the threat of rising interest rates has introduced an extra element

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds included in the Lipper SmallCap Core Funds invest at least 75% of their equity assets in companies with market capitalizations of less than $3 billion.

                           ++Portfolio holdings and characterisitics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALL COMPANY FUND
SMALLCAP STRATEGIES TEAM COMMENTARY continued

                                         of volatility to the market. Small-cap stocks have responded by outperforming their large-cap peers. Domestic real
                                         interest rates remain at historically low levels and the
                                         global economies appear to be improving. These factors
                                         should provide a good economic environment for the coming
                                         year.

                                         WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE, AND HOW ARE
                                         YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE
                                         OPPORTUNITIES?
                                         We see a very healthy macroeconomic picture for the coming year, although we continue to watch rising interest rates.
                                         Global economies appear to be strengthening, despite some
                                         fits and starts. Our primary concern has to do with the
                                         narrowness of the small-cap market and the high valuations in many technology stocks. While the fundamentals are
                                         strong, the valuations introduce an additional element of
                                         volatility into the portfolio.
                                         We continue to see exciting new companies come to market, as reflected in the enormous number of IPOs in the past year.
                                         The Fund has historically invested a large percentage of
                                         assets in the technology sector and we anticipate that this will continue. Our challenge will be opportunistically to
                                         take advantage of the volatility by establishing new
                                         positions at what we believe are attractive valuations and by taking profits when we feel the markets are overvalued.
                                         All Fund holdings will continue to be subject to our
                                         rigorous evaluation of their business plans, managements and earnings prospects. In a downturn, our valuation overlay
                                         should provide some relative protection, as a majority of
                                         our holdings have earnings and trade at what we think are
                                         reasonable valuations.

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/00)

[PIE CHART]

Medical services                                                                  2.9%
Computer software                                                                 3.1%
Oil and gas                                                                       3.3%
Computer related                                                                  3.8%
Commercial services                                                               3.9%
Apparel and textiles                                                              4.6%
Drugs                                                                             4.8%
Technology                                                                        5.8%
Electronics                                                                      11.2%
Telecommunications                                                               24.4%
Other                                                                            32.2%

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  C-COR Electronics                       3.9%
                                                                            -------------------------------------------------
                                                                              2  Gilat Satellite Networks Ltd.           3.7%
                                                                            -------------------------------------------------
                                                                              3  Anaren Microwave, Inc.                  3.5%
                                                                            -------------------------------------------------
                                                                              4  REMEC, Inc.                             3.0%
                                                                            -------------------------------------------------
                                                                              5  P-Com, Inc.                             2.7%
                                                                            -------------------------------------------------
                                                                              6  AudioCodes Ltd.                         2.5%
                                                                            -------------------------------------------------
                                                                              7  Aeroflex, Inc.                          2.4%
                                                                            -------------------------------------------------
                                                                              8  Sawtek, Inc.                            2.4%
                                                                            -------------------------------------------------
                                                                              9  Affiliated Managers Group, Inc.         2.3%
                                                                            -------------------------------------------------
                                                                             10  SDL, Inc.                               2.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2000, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SMALL COMPANY FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/12/95
                                                                                     through
                                                                                     3/31/00)        24.72%     23.01%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Small Company Fund from the
                                                inception of the share class.
                                                Figures for the Russell 2000
                                                Index, an unmanaged
                                                capitalization-weighted index
                                                that includes 2,000 of the
                                                smallest stocks, representing
                                                approximately 11% of the U.S.
                                                equity market, include
                                                reinvestment of dividends. Funds
                                                included in the Lipper SmallCap
                                                Core Funds Universe invest at
                                                least 75% of their equity assets
                                                in companies with market
                                                capitalization of less than $3
                                                billion. It is not possible to
                                                invest in the Index or Lipper
                                                Universe. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.
[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                    Nations Small Company Fund $24,376   Russell 2000 Index $18,514
Dec. 12|1995                                                                      9425                       10000
1995                                                                              9313                       10264
                                                                                  9843                       10787
                                                                                 10474                       11327
                                                                                 10584                       11365
1996                                                                             11167                       11956
                                                                                 10547                       11338
                                                                                 12643                       13176
                                                                                 14577                       15137
1997                                                                             13341                       14630
                                                                                 15732                       16101
                                                                                 14764                       15351
                                                                                 10955                       12258
1998                                                                             13505                       14257
                                                                                 12378                       13484
                                                                                 14144                       15581
                                                                                 14579                       14596
1999                                                                             20868                       17289
Mar. 31|2000                                                                     24376                       18514

                                                    Lipper SmallCap Funds Universe $21,318
Dec. 12|1995                                                                         10000
1995                                                                                 10257
                                                                                     10942
                                                                                     11735
                                                                                     11862
1996                                                                                 12280
                                                                                     11696
                                                                                     13741
                                                                                     16183
1997                                                                                 15419
                                                                                     17177
                                                                                     16294
                                                                                     12755
1998                                                                                 15143
                                                                                     14089
                                                                                     16416
                                                                                     15764
1999                                                                                 19130
Mar. 31|2000                                                                         21318

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS SMALL COMPANY                                    LIPPER SMALLCAP FUNDS
                                                     FUND $25,862          RUSSELL 2000 INDEX $18,514       UNIVERSE $21,318
                                                 ---------------------     --------------------------     ---------------------
Dec. 12|1995                                           10000.00                     10000.00                    10000.00
1995                                                    9881.00                     10264.00                    10257.00
                                                       10443.00                     10787.00                    10942.00
                                                       11113.00                     11327.00                    11735.00
                                                       11229.00                     11365.00                    11862.00
                                                       11848.00                     11956.00                    12280.00
                                                       11190.00                     11338.00                    11696.00
                                                       13414.00                     13176.00                    13741.00
                                                       15466.00                     15137.00                    16183.00
1997                                                   14155.00                     14630.00                    15419.00
                                                       16691.00                     16101.00                    17177.00
                                                       15665.00                     15351.00                    16294.00
                                                       11623.00                     12258.00                    12755.00
                                                       14329.00                     14257.00                    15143.00
                                                       13133.00                     13484.00                    14089.00
                                                       15007.00                     15581.00                    16416.00
                                                       15468.00                     14596.00                    15764.00
                                                       22141.00                     17289.00                    19130.00
Mar. 31|2000                                           25862.00                     18514.00                    21318.00

   TOTAL RETURN (AS OF 3/31/00)

                                                   INVESTOR A                    INVESTOR B                   INVESTOR C
                             PRIMARY A        NAV**           MOP*          NAV**         CDSC***         NAV**        CDSC***
Inception date               12/12/95               12/12/95                      12/12/95                      9/22/97
-----------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE            97.46%          96.91%         85.54%         95.79%         90.79%        95.76%        94.76%
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                       32.56%          32.20%         29.60%         31.31%         30.73%
SINCE INCEPTION               25.14%          24.72%         23.01%         23.95%         23.72%        22.42%        22.42%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers by the investment adviser and the co-administrator, which have the effect of increasing total return.

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 15.0%
          COMPUTER RELATED -- 0.4%
 50,000   Hutchinson Technology, Inc.++.........   $    881
 12,000   Sanmina Corporation...................        811
                                                   --------
                                                      1,692
                                                   --------
          COMPUTER SOFTWARE -- 0.9%
 20,000   Affiliated Computer Services,
            Inc.++..............................        760
 27,000   Microsoft Corporation++...............      2,869
                                                   --------
                                                      3,629
                                                   --------
          ENERGY -- 2.4%
130,000   Avista Corporation++..................      5,297
188,000   Enron Corporation++...................      4,148
                                                   --------
                                                      9,445
                                                   --------
          INSURANCE -- 0.4%
 90,000   Penn Treaty American Corporation++....      1,502
                                                   --------
          MANUFACTURING -- 0.4%
 75,000   Mark IV Industries, Inc. .............      1,655
                                                   --------
          MEDIA -- 1.3%
 55,263   AMFM Inc.++...........................      3,433
 19,805   MediaOne Group, Inc.++................      1,604
                                                   --------
                                                      5,037
                                                   --------
          NETWORKING EQUIPMENT AND PRODUCTS -- 1.4%
 70,000   Cisco Systems, Inc. ..................      5,412
                                                   --------
          OIL -- INTERNATIONAL -- 0.7%
 50,000   BP Amoco plc, ADR.....................      2,653
                                                   --------
          OIL AND GAS -- 0.5%
 50,000   Diamond Offshore Drilling, Inc. ......      1,997
                                                   --------
          RESTAURANTS AND LODGING -- 0.7%
 70,000   McDonald's Corporation................      2,629
                                                   --------
          RETAIL -- SPECIALTY -- 1.3%
 80,000   Home Depot Inc. ......................      5,160
                                                   --------
          SEMICONDUCTORS -- 3.9%
 51,000   Intel Corporation.....................      6,728
  7,000   Motorola, Inc. .......................        997
120,000   Photronics, Inc.++....................      4,238
 48,000   Xilinx, Inc. .........................      3,975
                                                   --------
                                                     15,938
                                                   --------
          UTILITIES -- TELEPHONE -- 0.7%
 50,000   AT&T Corporation......................      2,813
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $33,225)........................     59,562
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          CONVERTIBLE BONDS AND NOTES -- 52.0%
          AUTOMOBILE PARTS MANUFACTURERS -- 0.5%
  3,000   Standard Motor Products, Inc., 6.750%
            07/15/09............................   $  2,141
                                                   --------
          COMPUTER RELATED -- 6.0%
  2,850   Affiliated Computer Services, Inc.,
            4.000% 03/15/05.....................      2,896
  4,000   ASM Lithography Holding N.V., 4.250%
            11/30/04(+).........................      4,740
  7,100   Citrix Systems, Inc., 5.250%**
            03/22/19............................      6,852
  6,400   Hewlett-Packard Company, 3.200%**
            10/14/17............................      4,912
  1,700   Hutchinson Technology Inc., 6.000%
            03/15/05............................      1,315
  1,250   Siebel Systems, Inc., 5.500%
            09/15/06(+).........................      3,203
                                                   --------
                                                     23,918
                                                   --------
          FINANCIAL SERVICES -- 0.3%
  1,697   BankAtlantic Bancorp, Inc.,
            5.625% 12/01/07.....................      1,078
                                                   --------
          HEALTHCARE -- 4.5%
  3,925   Centocor, Inc.,
            4.750% 02/15/05.....................      4,347
  8,500   Elan International Finance
            Corporation, 3.280%** 12/14/18......      6,045
  3,750   Roche Holding AG, 2.750%**
            01/19/15(+).........................      3,155
  8,800   Roche Holdings, Inc., 5.800%**
            05/06/12(+).........................      4,180
                                                   --------
                                                     17,727
                                                   --------
          INDUSTRIAL -- 2.4%
  5,000   SCI Systems, Inc., 3.000% 03/15/07....      5,487
  5,850   Solectron Corporation, 4.000%**
            01/27/19............................      3,898
                                                   --------
                                                      9,385
                                                   --------
          INSURANCE -- 0.9%
  4,180   Penn Treaty American Corporation,
            6.250% 12/01/03.....................      2,994
    890   Penn Treaty American Corporation,
            6.250% 12/01/03.....................        637
                                                   --------
                                                      3,631
                                                   --------
          MACHINERY AND EQUIPMENT -- 1.3%
  3,205   Kulicke and Soffa Industries, Inc.,
            4.750% 12/15/06(+)..................      5,060
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          MANUFACTURING -- 3.1%
  5,300   CommScope, Inc., 4.000% 12/15/06(+)...   $  6,334
  2,135   Mark IV Industries, Inc., 4.750%
            11/01/04............................      1,809
  2,695   Sanmina Corporation, 4.250%
            05/01/04............................      4,342
                                                   --------
                                                     12,485
                                                   --------
          MEDIA -- 2.5%
  4,000   AT&T Corporation-Liberty Media Group,
            4.000% 11/15/29.....................      6,235
  4,000   Clear Channel Communications, Inc.,
            1.500% 12/01/02.....................      3,720
                                                   --------
                                                      9,955
                                                   --------
          MEDICAL SERVICES -- 1.2%
    660   Affymetrix, Inc., 4.750%
            02/15/07(+).........................        448
  1,430   Alkermes, Inc., 3.750% 02/15/07(+)....      1,201
  1,890   COR Therapeutics, Inc.,
            5.000% 03/01/07.....................      2,341
  1,075   Invitrogen Corporation,
            5.500% 03/01/07(+)..................        847
                                                   --------
                                                      4,837
                                                   --------
          METALS AND MINING -- 1.1%
  6,450   Agnico-Eagle Mines Ltd.,
            3.500% 01/27/04.....................      4,176
                                                   --------
          OIL -- DOMESTIC -- 4.6%
  4,500   Devon Energy Corporation,
            4.950% 08/15/08.....................      4,517
  4,355   Kerr-McGee Corporation,
            5.250% 02/15/10.....................      5,034
  4,600   Loews Corporation,
            3.125% 09/15/07.....................      4,037
  2,900   Seacor Holdings, Inc.,
            5.375% 11/15/06.....................      2,962
  1,500   Seacor Holdings, Inc.,
            5.375% 11/15/06.....................      1,532
                                                   --------
                                                     18,082
                                                   --------
          PROFESSIONAL SERVICES -- 3.7%
  5,750   America Online, Inc.,
            3.250%** 12/06/19...................      3,134
  3,600   Interpublic Group of Companies, Inc.,
            1.870% 06/01/06.....................      3,632
  3,550   Lamar Advertising Company,
            5.250% 09/15/06.....................      3,976
  4,290   Young & Rubicam Inc.,
            3.000% 01/15/05(+)..................      3,968
                                                   --------
                                                     14,710
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SEMICONDUCTORS -- 8.2%
  4,225   Amkor Technologies, Inc.,
            5.000% 03/15/07(+)..................   $  4,584
    680   Atmel Corporation,
            3.250% 06/01/02.....................      1,998
  3,500   Cypress Semiconductor Corporation,
            4.000% 02/01/05.....................      4,366
  4,100   General Semiconductor, Inc.,
            5.750% 12/15/06.....................      5,412
  3,050   Lattice Semiconductor Corporation,
            4.750% 11/01/06.....................      5,582
  1,245   LSI Logic Corporation,
            4.250% 03/15/04.....................      5,780
  1,900   LSI Logic Corporation,
            4.000% 02/15/05.....................      2,349
  1,550   Micron Technology, Inc.,
            7.000% 07/01/04.....................      2,914
                                                   --------
                                                     32,985
                                                   --------
          TELECOMMUNICATIONS -- 8.7%
  4,050   American Tower Corporation,
            5.000% 02/15/10(+)..................      4,602
  4,500   Bell Atlantic Financial Services,
            5.750% 04/01/03.....................      4,579
  5,000   Bell Atlantic Financial Services,
            4.250% 09/15/05(+)..................      7,162
  3,150   ITC Deltacom, Inc.,
            4.500% 05/15/06.....................      4,725
  2,370   Motorola, Inc.,
            1.870%** 09/27/13...................      3,911
  4,500   Nextel Communications, Inc.,
            5.250% 01/15/10(+)..................      5,361
  4,900   Pinnacle Holdings Inc.,
            5.500% 09/15/07(+)..................      4,496
                                                   --------
                                                     34,836
                                                   --------
          UTILITIES -- TELEPHONE -- 3.0%
  4,000   Telefonos de Mexico SA,
            4.250% 06/15/04.....................      6,215
  8,200   US Cellular Corporation,
            5.750%** 06/15/15...................      5,566
                                                   --------
                                                     11,781
                                                   --------
          TOTAL CONVERTIBLE BONDS AND NOTES
          (Cost $168,892).......................    206,787
                                                   --------
          CONVERTIBLE PREFERRED STOCKS -- 25.6%
          AEROSPACE AND DEFENSE -- 1.3%
 88,000   Titan Capital Trust++(+)..............      5,324
                                                   --------
          CONTAINERS AND PACKAGING -- 0.9%
 68,000   Sealed Air Corporation................      3,532
                                                   --------
          ELECTRIC POWER -- 0.8%
 82,000   Nisource Inc. ........................      2,993
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          ENERGY -- 1.5%
 42,000   CMS Energy Corporation................   $  1,113
 90,000   El Paso Energy Capital Trust I........      4,725
                                                   --------
                                                      5,838
                                                   --------
          ENTERTAINMENT -- 1.2%
 30,000   Houston Industries Inc. ..............      4,770
                                                   --------
          FINANCIAL SERVICES -- 3.7%
 90,000   Calpine Capital Trust II++(+).........      4,916
177,300   CNB Capital Trust I...................      5,762
 35,000   Frontier Financing Trust++............        197
 62,000   Frontier Financing Trust++............        349
 80,000   Sovereign Capital Trust++.............      3,900
                                                   --------
                                                     15,124
                                                   --------
          FOOD PRODUCERS -- 0.4%
 49,000   Ralston Purina Company................      1,430
                                                   --------
          FOREST AND PAPER PRODUCTS -- 0.7%
 65,000   International Paper Capital Trust.....      2,966
                                                   --------
          HEALTHCARE -- 1.0%
 88,000   Monsanto Company......................      4,026
                                                   --------
          INSURANCE -- 2.4%
165,000   AmerUs Life Holdings, Inc. ...........      3,465
380,000   Philadelphia Consolidated Holdings
            Corporation.........................      2,755
 65,000   Protective Life Corporation Capital
            Trust II............................      3,380
                                                   --------
                                                      9,600
                                                   --------
          MANUFACTURING -- 0.2%
 20,300   Fleetwood Capital Trust...............        601
                                                   --------
          MEDIA -- 2.0%
 21,000   Adelphia Communications...............      3,224
 91,600   MediaOne Group, Inc. .................      4,763
                                                   --------
                                                      7,987
                                                   --------
          OIL -- DOMESTIC -- 2.0%
150,000   Coastal Corporation...................      4,247
 80,000   Unocal Corporation....................      3,550
                                                   --------
                                                      7,797
                                                   --------
          PRINTING AND PUBLISHING -- 0.9%
120,000   Readers Digest Association............      3,720
                                                   --------
          REAL ESTATE INVESTMENT TRUSTS
            (REITS) -- 0.9%
139,400   Apartment Investment and Management
            Company.............................      3,450
                                                   --------
          RESTAURANTS AND LODGING -- 0.7%
 59,200   Wendy's Financing I...................      2,782
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          TELECOMMUNICATIONS -- 1.0%
 16,000   Global Crossing Ltd.++(+).............   $  3,884
                                                   --------
          TRANSPORTATION -- 0.9%
 18,000   Union Pacific Capital Trust++.........        709
 72,000   Union Pacific Capital Trust++.........      2,835
                                                   --------
                                                      3,544
                                                   --------
          UTILITIES -- ELECTRIC -- 1.8%
 70,000   AES Trust III.........................      4,725
 65,000   Texas Utilities Company...............      2,563
                                                   --------
                                                      7,288
                                                   --------
          UTILITIES -- TELEPHONE -- 1.3%
 80,000   Citizens Utilities Company++..........      5,000
                                                   --------
          TOTAL CONVERTIBLE PREFERRED STOCKS
          (Cost $105,978).......................    101,656
                                                   --------
SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 4.5%
          (Cost $17,774)
 17,774   Nations Cash Reserves#................     17,774
                                                   --------
          TOTAL INVESTMENTS
          (Cost $325,869*)...............   97.1%   385,779
                                                   --------
          OTHER ASSETS AND
          LIABILITIES (NET)..............    2.9%
          Cash..................................   $      1
          Receivable for investment securities
            sold................................     13,417
          Receivable for Fund shares sold.......        668
          Dividends receivable..................        265
          Interest receivable...................      1,420
          Payable for Fund shares redeemed......     (1,784)
          Investment advisory fee payable.......       (218)
          Administration fee payable............        (77)
          Shareholder servicing and distribution
            fees payable........................        (92)
          Payable for investment securities
            purchased...........................     (1,938)
          Accrued Trustees'/Directors' fees and
            expenses............................        (11)
          Accrued expenses and other
            liabilities.........................        (46)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................     11,605
                                                   --------
          NET ASSETS.....................  100.0%  $397,384
                                                   ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $  1,161
          Accumulated net realized gain on
            investments sold....................     63,683
          Net unrealized appreciation of
            investments.........................     59,910
          Paid-in capital.......................    272,630
                                                   --------
          NET ASSETS............................   $397,384
                                                   ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Convertible Securities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($13,688,100 / 617,243 shares
            outstanding)........................     $22.18
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($369,487,613 / 16,667,946
            shares outstanding).................     $22.17
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $23.52
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($11,175,029 / 506,464 shares
            outstanding)........................     $22.06
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($3,032,944 / 136,442 shares
            outstanding)........................     $22.23
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $59,861 on investment securities was comprised of gross appreciation of $82,585 and gross depreciation of $22,724 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $325,918.

** Rate represents annualized yield at date of purchase.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.8%
            ASSET-BACKED -- AUTO LOANS -- 0.2%
 $   250    Premier Auto Trust,
              Series 1998-1, Class B,
              5.920% 10/06/04.....................   $    243
                                                     --------
            ASSET-BACKED -- CREDIT CARD
              RECEIVABLES -- 0.3%
     325    Standard Credit Card Master Trust,
              Series 1995-9, Class B,
              6.650% 10/07/07.....................        312
                                                     --------
            ASSET-BACKED -- HOME EQUITY
              LOANS -- 1.3%
            CS First Boston Mortgage Securities
     843      Corporation, Series 1996-2, Class
              A4,
              6.620% 02/25/18.....................
                                                          836
     452    IMC Home Equity Loan Trust,
              Series 1997-7, Class A3,
              6.540% 11/20/12.....................        448
                                                     --------
                                                        1,284
                                                     --------
            TOTAL ASSET-BACKED SECURITIES
            (Cost $1,871).........................      1,839
                                                     --------

 SHARES
---------
            COMMON STOCKS -- 55.4%
            AEROSPACE AND DEFENSE -- 1.2%
  23,687    Honeywell International Inc. .........      1,248
                                                     --------
            AUTOMOBILES AND TRUCKS -- 2.1%
  25,450    Ford Motor Company....................      1,170
  11,525    General Motors Corporation............        954
                                                     --------
                                                        2,124
                                                     --------
            BANKING -- 4.5%
   7,225    Bank of New York Company Inc. ........        300
  18,125    Chase Manhattan Corporation...........      1,579
  23,825    Citigroup Inc. .......................      1,413
  39,925    Mellon Financial Corporation..........      1,178
                                                     --------
                                                        4,470
                                                     --------
            BEVERAGES -- 1.4%
  13,590    Anheuser-Busch Companies, Inc. .......        846
  17,150    PepsiCo, Inc. ........................        593
                                                     --------
                                                        1,439
                                                     --------
            CHEMICALS -- BASIC -- 1.6%
   6,925    Dow Chemical Company..................        789
  16,606    E.I. duPont de Nemours and Company....        878
                                                     --------
                                                        1,667
                                                     --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMPUTER RELATED -- 2.6%
  9,800   Adaptec, Inc.=........................   $    379
  4,500   Apple Computer Inc.=..................        611
  8,075   International Business Machines
            Corporation.........................        953
 13,675   Pitney Bowes, Inc. ...................        611
                                                   --------
                                                      2,554
                                                   --------
          COMPUTER SOFTWARE -- 0.6%
 10,850   Computer Associates International
            Inc. ...............................        642
                                                   --------
          CONGLOMERATE -- 2.1%
 21,175   Rockwell International Corporation....        885
 20,275   United Technologies Corporation.......      1,282
                                                   --------
                                                      2,167
                                                   --------
          COSMETICS AND TOILETRIES -- 0.7%
 15,300   Avon Products, Inc. ..................        445
  3,875   Procter & Gamble Company..............        218
                                                   --------
                                                        663
                                                   --------
          DIVERSIFIED -- 1.1%
  9,575   Minnesota Mining & Manufacturing
            Company.............................        848
  4,475   Textron Inc. .........................        272
                                                   --------
                                                      1,120
                                                   --------
          DRUGS -- 2.2%
 20,750   Bristol-Myers Squibb Company..........      1,199
 28,525   Schering-Plough Corporation...........      1,048
                                                   --------
                                                      2,247
                                                   --------
          ELECTRIC POWER -- 0.5%
 16,200   Ameren Corporation....................        501
                                                   --------
          ELECTRICAL EQUIPMENT -- 1.1%
 21,400   Emerson Electric Company..............      1,132
                                                   --------
          ELECTRONICS -- 1.0%
  5,100   CTS Corporation.......................        291
 10,325   LSI Logic Corporation=................        750
                                                   --------
                                                      1,041
                                                   --------
          ENERGY -- 1.9%
 24,475   Coastal Corporation...................      1,126
 42,975   TECO Energy, Inc. ....................        835
                                                   --------
                                                      1,961
                                                   --------
          FINANCIAL SERVICES -- 2.9%
 19,150   Freddie Mac...........................        846
 14,975   MBNA Corporation......................        382
  5,275   Merrill Lynch & Company Inc. .........        554
 24,900   Paine Webber Group, Inc. .............      1,096
                                                   --------
                                                      2,878
                                                   --------
          FOOD PRODUCERS -- 1.7%
 36,850   ConAgra Inc. .........................        668
 20,250   H.J. Heinz Company....................        706
 12,600   Kellogg Company.......................        323
                                                   --------
                                                      1,697
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          FOREST AND PAPER PRODUCTS -- 0.3%
  5,900   Weyerhaeuser Company..................   $    336
                                                   --------
          INSURANCE -- 1.9%
  9,700   CIGNA Corporation.....................        735
 35,375   Lincoln National Corporation Ltd. ....      1,185
                                                   --------
                                                      1,920
                                                   --------
          MACHINERY AND EQUIPMENT -- 0.9%
 23,050   Parker Hannifin Corporation...........        952
                                                   --------
          MEDICAL PRODUCTS AND SUPPLIES -- 2.1%
 26,725   Abbott Laboratories...................        940
 15,425   Cardinal Health, Inc. ................        708
  7,175   Johnson & Johnson.....................        503
                                                   --------
                                                      2,151
                                                   --------
          METALS AND MINING -- 1.1%
  5,325   Alcoa Inc. ...........................        374
 14,625   Nucor Corporation.....................        731
                                                   --------
                                                      1,105
                                                   --------
          NETWORKING EQUIPMENT AND PRODUCTS -- 0.9%
  4,875   Comverse Technology, Inc.=............        921
                                                   --------
          OFFICE EQUIPMENT -- 1.6%
 13,825   Electronics for Imaging, Inc.=........        830
 29,975   Xerox Corporation.....................        779
                                                   --------
                                                      1,609
                                                   --------
          OIL -- DOMESTIC -- 1.4%
 37,263   Conoco, Inc., Class B.................        955
 15,525   Unocal Corporation....................        462
                                                   --------
                                                      1,417
                                                   --------
          OIL -- INTERNATIONAL -- 2.5%
 21,041   Exxon Mobil Corporation...............      1,637
 14,850   Royal Dutch Petroleum Company.........        855
                                                   --------
                                                      2,492
                                                   --------
          PHOTO AND OPTICAL -- 0.7%
 12,125   Eastman Kodak Company.................        659
                                                   --------
          PRINTING AND PUBLISHING -- 0.7%
 13,550   Knight-Ridder Inc. ...................        690
                                                   --------
          RETAIL -- GENERAL -- 1.7%
 12,725   Federated Department Stores, Inc.=....        531
 15,525   Target Corporation....................      1,161
                                                   --------
                                                      1,692
                                                   --------
          RETAIL -- SPECIALTY -- 1.3%
 21,250   Barnes & Noble, Inc.=..................        489
 14,825   Lowe's Companies Inc. ................        865
                                                   --------
                                                      1,354
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          SEMICONDUCTORS -- 0.8%
  2,175   Intel Corporation.....................   $    287
 14,150   Intergrated Device Technology,
            Inc.=...............................        561
                                                   --------
                                                        848
                                                   --------
          TELECOMMUNICATIONS -- 1.3%
 22,950   American Power Conversion
            Corporation=........................        984
  7,625   CommScope, Inc.=......................        348
                                                   --------
                                                      1,332
                                                   --------
          TOBACCO -- 0.5%
      1   R.J. Reynolds Tobacco Holdings,
            Inc.................................          0
 35,150   UST Inc. .............................        549
                                                   --------
                                                        549
                                                   --------
          TRANSPORTATION -- 0.7%
 18,725   FedEx Corporation=....................        730
                                                   --------
          UTILITIES -- ELECTRIC -- 0.5%
 27,275   Energy East Corporation...............        540
                                                   --------
          UTILITIES -- NATURAL GAS -- 0.4%
 10,875   NICOR Inc. ...........................        358
                                                   --------
          UTILITIES -- TELEPHONE -- 4.5%
  6,775   ALLTEL Corporation....................        427
 19,875   AT&T Corporation......................      1,118
  7,125   Bell Atlantic Corporation.............        436
 16,400   BellSouth Corporation.................        771
  7,000   GTE Corporation.......................        497
 11,812   MCI Worldcom, Inc.=...................        535
 15,125   SBC Communications Inc. ..............        635
                                                   --------
                                                      4,419
                                                   --------
          UTILITIES -- WATER -- 0.4%
 15,775   American Water Works Company,
            Inc.=...............................        375
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $49,152)........................     56,000
                                                   --------
PRINCIPAL
 AMOUNT
  (000)
---------
            CORPORATE BONDS AND NOTES -- 14.5%
            AEROSPACE AND DEFENSE -- 0.2%
 $   250    Raytheon Company,
              6.750% 08/15/07.....................        232
                                                     --------
            BANKING AND FINANCE -- 3.8%
     500    FCB/NC Capital Trust I, Gtd. Notes,
              8.050% 03/01/28.....................        428
     500    First Union Corporation,
              7.700% 02/15/05.....................        503
     500    Goldman Sachs Group, LP,
              6.625% 12/01/04(+)..................        483
     500    Lehman Brothers Holdings Inc.,
              6.625% 04/01/04.....................        482
     875    NYNEX Capital Funding,
              7.630% 10/15/09.....................        935

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            BANKING AND FINANCE -- (CONTINUED)
 $   750    Popular, Inc., MTN,
              6.375% 09/15/03.....................   $    722
     250    Union Planters Capital Trust,
              8.200% 12/15/26.....................        219
                                                     --------
                                                        3,772
                                                     --------
            BEVERAGES -- 0.4%
     450    J. Seagram & Sons, Inc.,
              6.625% 12/15/05.....................        427
                                                     --------
            BROKERAGE SERVICES -- 1.4%
     480    Donaldson Lufkin and Jenrette,
              5.875% 04/01/02.....................        465
            Morgan Stanley Dean Witter and
   1,000      Company,
              5.625% 01/20/04.....................
                                                          943
                                                     --------
                                                        1,408
                                                     --------
            ENTERTAINMENT -- 0.1%
     110    Time Warner Inc.,
              8.110% 08/15/06.....................        113
                                                     --------
            FINANCIAL SERVICES -- 3.6%
     585    Bear Stearns Companies Inc.,
              7.625% 02/01/05.....................        584
     850    Chrysler Financial Company, LLC,
              6.950% 03/25/02.....................        845
     200    CIT Group, Inc.,
              7.375% 03/15/03.....................        198
     600    Ford Motor Credit Company,
              7.500% 03/15/05.....................        600
     750    General Motors Acceptance Corporation,
              6.150% 04/05/07.....................        692
     735    Paine Webber Group, Inc.,
              6.375% 05/15/04.....................        703
                                                     --------
                                                        3,622
                                                     --------
            INDUSTRIAL -- 1.1%
     500    Tyco International Group SA,
              6.375% 06/15/05.....................        469
     250    USA Waste Services Inc.,
              7.125% 10/01/07.....................        218
     500    Xerox Capital Trust I, Gtd. Notes,
              8.000% 02/01/27.....................        451
                                                     --------
                                                        1,138
                                                     --------
            PROFESSIONAL SERVICES -- 0.3%
     650    Service Corporation International,
              6.000% 12/15/05.....................        325
                                                     --------
            TELECOMMUNICATIONS -- 0.9%
     500    Sprint Capital Corporation,
              6.875% 11/15/28.....................        448
     470    Vodafone AirTouch plc,
              7.625% 02/15/05(+)..................        475
                                                     --------
                                                          923
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            TRANSPORTATION -- 0.7%
 $   250    ERAC USA Finance Company,
              6.950% 03/01/04(+)..................   $    243
     500    ERAC USA Finance Company,
              6.625% 02/15/05(+)..................        479
                                                     --------
                                                          722
                                                     --------
            TRUCKING AND SHIPPING -- 0.6%
     650    Ryder Systems Inc.,
              6.600% 11/15/05.....................        605
                                                     --------
            UTILITIES -- ELECTRIC -- 0.5%
     480    Appalachian Power Company,
              6.375% 03/01/01.....................        477
                                                     --------
            UTILITIES -- TELEPHONE -- 0.9%
     400    AT&T Corporation, Deb.,
              8.125% 01/15/22.....................        388
     500    Chesapeake Potomac Telephone
              Maryland, Deb.,
              8.000% 10/15/29.....................        522
                                                     --------
                                                          910
                                                     --------
            TOTAL CORPORATE BONDS AND NOTES
            (Cost $15,257)........................     14,674
                                                     --------
            FOREIGN BONDS AND NOTES -- 0.4%
            (Cost $393)
     395    AT&T Canada Inc.,
              7.650% 09/15/06.....................        396
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 23.5%
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 8.7%
            CS First Boston Mortgage Securities
     430      Corporation, Series 1998-C1, Class
              A1B,
              6.480% 05/17/08.....................
                                                          401
     454    DLJ Commercial Mortgage Corporation,
              Series 1998-CG1, Class A1A,
              6.110% 12/10/07.....................        432
     750    DLJ Commercial Mortgage Corporation,
              Series 1999-CG1, Class A1B1,
              6.460% 01/10/09.....................        699
     440    First Union-Chase Commercial Mortgage,
              Series 1999-C2, Class A2,
              6.645% 04/15/09.....................        416
     560    First Union-Lehman Brothers-Bank of
              America Commercial Mortgage, Series
              1998-C2, Class A2,
              6.560% 11/18/08.....................        529
     363    GMAC Commercial Mortgage Securities
              Inc., Series 1992-C2, Class A1,
              6.570% 09/15/33.....................        348
     750    GMAC Commercial Mortgage Securities
              Inc., Series 1999-C1, Class A2,
              6.175% 05/15/33.....................        684

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
 $   795    Heller Financial Commercial Mortgage
              Asset Corporation, Series 1999-FH1,
              Class A1,
              6.500% 05/15/31.....................   $    766
     800    Heller Financial Commercial Mortgage
              Asset Corporation, Series 2000-PH1,
              Class A2,
              7.750% 11/15/09.....................        810
     319    Morgan Stanley Capital I,
              Series 1999-FNV1, Class A1,
              6.120% 03/15/31.....................        302
     207    Morgan Stanley Capital I,
              Series 1999-WF1, Class A1,
              5.910% 04/15/08.....................        196
     500    Mortgage Capital Funding, Inc., Series
              1998-MC2, Class A2,
              6.423% 05/18/08.....................        463
            Prudential Securities Secured
     800      Financing Company, Series 1999-C2,
              Class A2,
              7.193% 04/15/09.....................
                                                          783
            Prudential Securities Secured
     560      Financing Corporation, Series
              1998-C1, Class A1B,
              6.506% 07/15/08.....................
                                                          524
     750    Prudential Securities Secured
              Financing Corporation, Series
              1999-NRF1, Class A2,
              6.480% 01/15/09.....................        699
     750    Salomon Brothers Mortgage Securities,
              Series 2000-NL1, Class A1,
              6.601% 04/15/08(+)..................        721
                                                     --------
                                                        8,773
                                                     --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 3.3%
      80    8.000% 07/01/10.......................         81
     451    7.000% 06/01/11.......................        445
     901    8.000% 09/01/25.......................        907
   1,985    7.500% 07/01/29.......................      1,951
                                                     --------
                                                        3,384
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 9.5%
   1,244    6.500% 08/01/10.......................      1,214
     622    8.500% 08/01/11.......................        638
     319    7.000% 01/25/21.......................        313
   3,599    6.500% 07/01/29.......................      3,378
   2,774    7.000% 07/01/29.......................      2,666
   1,465    6.500% 04/01/30.......................      1,374
                                                     --------
                                                        9,583
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 2.0%
     499    7.500% 12/15/23.......................        498
   1,549    7.500% 10/15/27.......................      1,539
                                                     --------
                                                        2,037
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $24,158)........................   $ 23,777
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 3.0%
            U.S. TREASURY NOTES -- 0.9%
 $   825    10.750% 05/15/03......................        922
                                                     --------
            U.S. TREASURY STRIPS -- 2.1%
     710    Interest only
              .000% 08/15/09......................        396
   5,785    Principal only
              .000% 11/15/21......................      1,599
     750    Principal only
              .000% 02/15/27......................        158
                                                     --------
                                                        2,153
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $2,824).........................      3,075
                                                     --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 5.2%
            (Cost $5,258)
   5,258    Nations Cash Reserves#................      5,258
                                                     --------
            TOTAL INVESTMENTS
            (Cost $98,913*)................  103.8%   105,019
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (3.8)%
            Cash..................................   $      1
            Receivable for investment securities
              sold................................        738
            Receivable for Fund shares sold.......         48
            Dividends receivable..................         72
            Interest receivable...................        475
            Collateral on securities loaned.......     (2,253)
            Payable for Fund shares redeemed......       (640)
            Investment advisory fee payable.......        (24)
            Administration fee payable............        (20)
            Shareholder servicing and distribution
              fees payable........................        (50)
            Payable for investment securities
              purchased...........................     (2,071)
            Accrued Trustees'/Directors' fees and
              expenses............................        (28)
            Accrued expenses and other
              liabilities.........................        (52)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................     (3,804)
                                                     --------
            NET ASSETS.....................  100.0%  $101,215
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $    134
            Accumulated net realized loss on
              investments sold....................     (1,689)
            Net unrealized appreciation of
              investments.........................      6,106
            Paid-in capital.......................     96,664
                                                     --------
            NET ASSETS............................   $101,215
                                                     --------
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Assets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($35,850,462 / 3,525,991 shares
            outstanding)........................     $10.17
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($11,239,782 / 1,106,547
            shares outstanding).................     $10.16
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $10.78
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($52,810,123 / 5,208,677
            shares outstanding).................     $10.14
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($1,314,919 / 130,195 shares
            outstanding)........................     $10.10
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $5,876 on investment securities was comprised of gross appreciation of $8,931 and gross depreciation of $3,055 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $99,143.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 = Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $2,253.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.1%
            ASSET-BACKED -- AUTO LOANS -- 0.3%
 $ 1,000    AESOP Funding II LLC, Series 1997-1A,
              Class A1,
              6.220% 10/20/01(+) .................   $    999
     383    Banc One Auto Grantor Trust, Series
              1997-B, Class A,
              6.290% 07/20/04.....................        380
                                                     --------
                                                        1,379
                                                     --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.7%
      96    Access Financial Mortgage Loan Trust,
              Series 1997-3, Class A2,
              6.565% 05/18/24.....................         96
     500    ContiMortgage Home Equity Loan Trust,
              Series 1998-1, Class A4,
              6.280% 01/15/13.....................        491
     650    EQCC Home Equity Loan Trust, Series
              1997-2, Class A6,
              6.720% 02/15/12.....................        649
   1,000    First Plus Home Loan Trust, Series
              1996-3, Class A6,
              7.600% 09/20/14.....................        998
     650    First Plus Home Loan Trust, Series
              1997-1, Class A6,
              6.950% 12/10/15.....................        643
                                                     --------
                                                        2,877
                                                     --------
            ASSET-BACKED -- OTHER -- 0.1%
     439    Navistar Financial Corporation Owner
              Trust, Series 1998-A, Class A,
              5.940% 11/15/04.....................        434
                                                     --------
            TOTAL ASSET-BACKED SECURITIES
            (Cost $4,735).........................      4,690
                                                     --------


 SHARES
---------
            COMMON STOCKS -- 60.4%
            AEROSPACE AND DEFENSE -- 0.3%
   2,400    Alliant Techsystems Inc.=.............        141
   9,700    Boeing Company........................        368
   1,500    Cordant Technologies Inc. ............         85
  14,100    Northrop Grumman Corporation..........        747
                                                     --------
                                                        1,341
                                                     --------
            APPAREL AND TEXTILES -- 0.2%
   4,600    Jones Apparel Group, Inc.=............        147
   3,300    Kellwood Company......................         58
   1,050    Kenneth Cole Productions, Inc. .......         41
  10,500    Liz Claiborne Inc. ...................        481
   1,900    Springs Industries Inc., Class A......         72
                                                     --------
                                                          799
                                                     --------
            AUTOMOBILE PARTS MANUFACTURERS -- 0.1%
   2,900    Arvin Industries, Inc. ...............         66
   2,100    Lear Corporation=.....................         59
   5,200    Mascotech, Inc. ......................         61

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            AUTOMOBILE PARTS MANUFACTURERS --
              (CONTINUED)
   3,700    Meritor Automotive, Inc. .............   $     59
   4,700    Tower Automotive Inc.=................         76
                                                     --------
                                                          321
                                                     --------
            AUTOMOBILES AND TRUCKS -- 0.7%
   2,600    Copart, Inc. .........................         46
  29,200    Ford Motor Company....................      1,341
  20,200    General Motors Corporation............      1,673
                                                     --------
                                                        3,060
                                                     --------
            BANKING -- 4.3%
   2,200    Associated Banc-Corp. ................         66
   6,200    Astoria Financial Corporation.........        176
   4,817    Charter One Financial, Inc. ..........        101
  51,500    Chase Manhattan Corporation...........      4,490
 100,525    Citigroup Inc. .......................      5,962
   3,700    City National Corporation.............        125
   5,000    Cullen Frost Bankers Inc. ............        132
  10,900    Dime Bancorp, Inc. ...................        202
   2,600    Downey Financial Corporation..........         55
  29,200    Fannie Mae............................      1,648
  33,300    Firstar Corporation...................        764
   5,900    FirstFed Financial Corporation=.......         78
  62,300    FleetBoston Financial Corporation.....      2,274
   2,729    Hudson United Bancorp.................         59
   9,400    J.P. Morgan & Company Inc. ...........      1,238
   9,600    North Fork Bancorporation, Inc. ......        172
  10,100    Pacific Century Financial
              Corporation.........................        205
   2,200    Provident Financial Group, Inc. ......         75
   2,100    Silicon Valley Bancshares=............        151
   2,200    Staten Island Bancorp, Inc. ..........         38
   4,200    TCF Financial Corporation.............        100
     600    U.S. Trust Corporation................        113
                                                     --------
                                                       18,224
                                                     --------
            BEVERAGES -- 1.0%
     800    Adolph Coors Company, Class B.........         38
  29,900    Anheuser-Busch Companies, Inc. .......      1,860
   2,900    Canandaigua Brands Inc., Class A=.....        148
   1,100    Celestial Seasonings, Inc.=...........         38
  14,500    Coca-Cola Company.....................        681
  39,800    PepsiCo, Inc. ........................      1,376
                                                     --------
                                                        4,141
                                                     --------
            BROADCASTING -- 0.1%
   1,000    Hispanic Broadcasting Corporation=....        113
   2,400    Univision Communications, Inc.=.......        271
   1,700    Westwood One, Inc. ...................         62
                                                     --------
                                                          446
                                                     --------
            BUILDING MATERIALS -- 0.0%(=)
   3,100    American Standard Companies Inc.=.....        114
   4,100    Mohawk Industries Inc.=...............         92
                                                     --------
                                                          206
                                                     --------
            CHEMICALS -- BASIC -- 0.5%
   6,400    Dow Chemical Company..................        730
   6,100    E.I. duPont de Nemours and Company....        323

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            CHEMICALS -- BASIC -- (CONTINUED)
   2,000    Geon Company..........................   $     43
  15,400    Union Carbide Corporation.............        897
                                                     --------
                                                        1,993
                                                     --------
            CHEMICALS -- SPECIALTY -- 0.1%
   3,300    Albemarle Corporation.................         68
   7,400    Cytec Industries Inc.=................        226
   2,600    Lubrizol Corporation..................         75
   1,000    OM Group, Inc. .......................         46
   1,900    Scotts Company, Class A=..............         80
   3,200    Solutia Inc. .........................         43
                                                     --------
                                                          538
                                                     --------
            COMMERCIAL SERVICES -- 0.5%
   1,400    Catalina Marketing Corporation=.......        142
   1,500    ChoicePoint Inc. .....................         56
   3,600    Comdisco, Inc. .......................        159
   2,550    Dendrite International, Inc. .........         53
   2,000    eLoyalty Corporation=.................         48
   2,600    Factset Research Systems Inc. ........         70
   3,200    Fiserv, Inc. .........................        119
   2,300    Hertz Corporation.....................         78
   3,100    Manpower Inc. ........................        110
   8,500    Omnicom Group Inc. ...................        795
   3,100    Rent-A-Center, Inc.=..................         47
   2,600    Robert Half International Inc.=.......        123
     700    SEI Investment Company................         79
   4,400    The ServiceMaster Company=............         50
   2,200    True North Communications.............         86
   4,350    Valassis Communications Inc. .........        145
                                                     --------
                                                        2,160
                                                     --------
            COMPUTER RELATED -- 4.3%
  14,400    Apple Computer Inc.=..................      1,956
   1,350    Cybex Computer Products Corporation...         51
  35,000    EMC Corporation.......................      4,376
  18,800    Hewlett-Packard Company...............      2,492
   3,000    Jabil Circuit, Inc. ..................        130
   9,100    Lexmark International Group, Inc.,
              Class A.............................        962
   1,300    Micros Systems, Inc.=.................         82
   8,600    NCR Corporation.......................        345
   9,800    Network Appliance, Inc. ..............        811
   2,200    Pinnacle Systems, Inc.=...............         73
  15,200    Pitney Bowes, Inc. ...................        679
     800    Plexus Corporation=...................         53
   2,600    Sanmina Corporation...................        176
   3,200    SCI Systems, Inc. ....................        172
   3,000    Sensormatic Electronics
              Corporation=........................         67
  34,000    Solectron Corporation.................      1,362
  46,500    Sun Microsystems, Inc. ...............      4,357
   1,725    Symbol Technologies, Inc. ............        142
   1,033    Three-Five Systems, Inc. .............         62
   1,400    Zebra Technologies Corporation=.......         70
                                                     --------
                                                       18,418
                                                     --------

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            COMPUTER SERVICES -- 0.1%
   1,500    CSG Systems International, Inc.=......   $     73
   4,000    MarchFirst, Inc.=.....................        143
   3,100    Sungard Data Systems, Inc.=...........        117
                                                     --------
                                                          333
                                                     --------
            COMPUTER SOFTWARE -- 5.3%
     800    Adobe Systems Inc. ...................         89
   3,100    Affiliated Computer Services,
              Inc.=...............................        118
   4,700    American Management Systems=..........        206
   1,500    Aspen Technology, Inc.=...............         61
   1,400    Autodesk, Inc. .......................         64
   2,750    BroadVision, Inc. ....................        123
     700    Citrix Systems, Inc. .................         46
  16,100    Computer Associates International
              Inc. ...............................        952
   6,500    Concord EFS, Inc. ....................        149
   3,700    Convergys Corporation=................        143
   3,000    DST Systems, Inc.=....................        195
  14,400    Electronic Data Systems Corporation...        923
   1,800    FileNET Corporation=..................         54
     900    HNC Software Inc.=....................         65
   3,300    Intuit Inc. ..........................        179
   2,100    Macromedia Inc.=......................        190
   2,800    MedQuist Inc.=........................         76
   4,200    Mercury Interactive Corporation.......        333
  92,400    Microsoft Corporation=................      9,817
   3,500    National Computer Systems Inc. .......        178
   1,400    National Instruments Corporation......         66
  61,100    Oracle Corporation....................      4,769
   1,000    Project Software & Development,
              Inc. ...............................         57
   2,400    Rational Software Corporation=........        184
   1,900    Remedy Corporation=...................         80
   1,600    RSA Security Inc.=....................         83
   5,500    Siebel Systems, Inc. .................        657
   2,300    Sybase, Inc.=.........................         47
   2,400    Symantec Corporation=.................        180
     900    The BISYS Group, Inc.=................         60
   6,550    VERITAS Software Corporation..........        858
   1,200    Verity, Inc. .........................         49
  11,300    Yahoo! Inc.=..........................      1,936
                                                     --------
                                                       22,987
                                                     --------
            CONGLOMERATE -- 1.6%
  14,200    Dover Corporation.....................        680
   4,100    Pentair, Inc. ........................        152
  22,400    Rockwell International Corporation....        937
  66,800    Tyco International Ltd. ..............      3,331
  29,100    United Technologies Corporation.......      1,839
                                                     --------
                                                        6,939
                                                     --------
            CONSTRUCTION -- 0.2%
  18,200    Centex Corporation....................        433
   4,400    D.R. Horton Inc. .....................         57
   1,800    Dycom Industries Inc. ................         88
     900    Insituform Technologies Inc., Class
              A=..................................         28
   4,100    M.D.C. Holdings, Inc. ................         74
     800    Martin Marietta Materials, Inc. ......         38
   3,800    Pulte Corporation.....................         79
   3,700    Ryland Group Inc. ....................         69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            CONSTRUCTION -- (CONTINUED)
   2,000    Toll Brothers Inc.=...................   $     40
     900    USG Corporation.......................         38
                                                     --------
                                                          944
                                                     --------
            CONSUMER GOODS AND SERVICES -- 0.0%+
   3,100    ADVO Inc.=............................         78
   1,000    Harman International Industries.......         60
                                                     --------
                                                          138
                                                     --------
            CONTAINERS AND PACKAGING -- 0.2%
   3,600    AptarGroup Inc. ......................         96
  13,700    Avery-Dennison Corporation............        837
                                                     --------
                                                          933
                                                     --------
            COSMETICS AND TOILETRIES -- 1.0%
  11,100    Avon Products, Inc. ..................        323
   4,400    Church & Dwight Company, Inc. ........         76
  15,200    Colgate-Palmolive Company.............        857
  28,100    Kimberly-Clark Corporation............      1,573
  23,200    Procter & Gamble Company..............      1,305
                                                     --------
                                                        4,134
                                                     --------
            DRUGS -- 3.7%
   2,700    Alpharma Inc., Class A................         99
  18,300    Amgen Inc. ...........................      1,123
   1,000    Barr Laboratories, Inc.=..............         42
   3,666    Bindley Western Industries............         50
   9,700    Biogen, Inc. .........................        678
  19,200    Bristol-Myers Squibb Company..........      1,109
   3,100    Chiron Corporation=...................        155
     200    Enzo Biochem, Inc.=...................         14
   2,400    Forest Laboratories, Inc.=............        203
   2,800    Genzyme Corporation=..................        140
   1,500    IDEC Pharmaceuticals Corporation......        147
     400    Incyte Pharmaceuticals, Inc.=.........         35
   8,250    IVAX Corporation......................        225
   3,300    Jones Pharma Inc. ....................        100
   2,000    Medicis Pharmaceutical Corporation,
              Class A=............................         80
   1,400    MedImmune Inc.=.......................        244
  42,800    Merck & Company, Inc. ................      2,659
     600    Millennium Pharmaceuticals, Inc.=.....         78
  25,900    Monsanto Company......................      1,334
   3,100    NBTY, Inc.=...........................         42
  56,500    Pfizer Inc. ..........................      2,066
     400    Protein Design Labs, Inc.=............         32
   1,000    Regeneron Pharmaceuticals, Inc.=......         30
  49,100    Schering-Plough Corporation...........      1,804
  32,900    Warner-Lambert Company................      3,207
                                                     --------
                                                       15,696
                                                     --------
            ELECTRIC POWER -- 0.3%
   3,200    Calpine Corporation...................        301
  15,100    Duke Energy Corporation...............        793
   3,700    UniSource Energy Corporation=.........         54
                                                     --------
                                                        1,148
                                                     --------

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.1%
   1,900    Arrow Electronics, Inc.=..............   $     67
   2,400    C&D Technologies, Inc. ...............        141
   1,000    Cohu, Inc. ...........................         42
   3,000    Littelfuse, Inc.=.....................        110
                                                     --------
                                                          360
                                                     --------
            ELECTRONICS -- 0.0%+
   1,700    Anixter International Inc.=...........         47
   1,300    Audiovox Corporation=.................         57
   1,600    Gentex Corporation=...................         59
                                                     --------
                                                          163
                                                     --------
            ENERGY -- 0.3%
  31,500    Coastal Corporation...................      1,449
                                                     --------
            FINANCIAL SERVICES -- 1.8%
   1,900    Advanta Corporation...................         39
   6,800    Americredit Corporation=..............        111
   1,600    Bear Stearns Companies Inc. ..........         73
   2,200    Commercial Federal Corporation........         37
   1,900    Eaton Vance Corporation...............         82
   3,500    Legg Mason Inc. ......................        151
  16,600    Lehman Brothers Holdings Inc. ........      1,610
  47,500    MBNA Corporation......................      1,211
   2,000    Metris Companies Inc. ................         78
  50,100    Morgan Stanley Dean Witter &
              Company.............................      4,085
   2,700    T. Rowe Price Associates, Inc. .......        107
                                                     --------
                                                        7,584
                                                     --------
            FOOD PRODUCERS -- 0.7%
  40,000    ConAgra Inc. .........................        725
   3,900    Earthgrains Company...................         58
   6,600    Hormel Foods Corporation..............        108
   4,700    IBP, Inc. ............................         74
   3,200    McCormick and Company, Inc. ..........        103
   2,400    Michael Foods Inc. ...................         50
   2,600    Performance Food Group Company=.......         57
   8,800    Quaker Oats Company...................        534
  17,900    Ralston Purina Group..................        490
   2,200    Suiza Foods Corporation=..............         89
  18,200    SYSCO Corporation.....................        650
                                                     --------
                                                        2,938
                                                     --------
            FOREST AND PAPER PRODUCTS -- 0.4%
   3,100    Buckeye Technologies Inc.=............         55
  10,600    Champion International Corporation....        564
   6,100    Georgia-Pacific Corporation
              (Timber Group)......................        156
  20,800    Georgia-Pacific Corporation...........        823
   2,100    United Stationers Inc.=...............         75
                                                     --------
                                                        1,673
                                                     --------
            FURNITURE AND APPLIANCES -- 0.0%(=)
   1,600    Ethan Allen Interiors, Inc. ..........         40
   2,900    Furniture Brands International,
              Inc.=...............................         55
     900    Salton, Inc.=.........................         39
                                                     --------
                                                          134
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            HEALTHCARE -- 0.0%(=)
     300    COR Therapeutics, Inc.=...............   $     20
                                                     --------
            HOUSEHOLD PRODUCTS -- 0.1%
   8,000    The Clorox Company....................        260
                                                     --------
            INSURANCE -- 1.5%
   2,800    Ambac Financial Group, Inc. ..........        141
   4,900    American International Group, Inc. ...        537
  49,300    AXA Financial, Inc. ..................      1,769
  43,400    Conseco Inc. .........................        496
   1,696    Delphi Financial Group Inc., Class
              A...................................         52
     700    E.W. Blanch Holdings, Inc. ...........         14
   3,000    Enhance Financial Services Group
              Inc. ...............................         42
   4,300    Everest Re Group Ltd. ................        140
  34,400    Hartford Financial Services Group,
              Inc. ...............................      1,815
  28,500    MGIC Investment Corporation...........      1,243
   3,500    PMI Group, Inc. ......................        166
   2,400    Radian Group Inc. ....................        114
     900    RenaissanceRe Holdings Ltd. ..........         37
                                                     --------
                                                        6,566
                                                     --------
            INTERNET -- 0.6%
  37,100    America Online Inc. ..................      2,495
                                                     --------
            MACHINERY AND EQUIPMENT -- 0.4%
   3,200    Briggs & Stratton Corporation.........        132
   1,200    Helix Technology Corporation..........         72
   4,000    Hughes Supply Inc. ...................         62
  10,100    Illinois Tool Works, Inc. ............        558
   2,700    Manitowoc Company, Inc. ..............         73
  16,500    Parker Hannifin Corporation...........        681
                                                     --------
                                                        1,578
                                                     --------
            MANUFACTURING -- 1.9%
   3,000    Belden Inc. ..........................         83
  53,000    General Electric Company..............      8,224
   2,900    Watts Industries, Inc. ...............         36
                                                     --------
                                                        8,343
                                                     --------
            MEDIA -- 1.8%
  34,901    CBS Corporation=......................      1,976
   1,100    Comcast Corporation, Class A
              Special.............................         48
  10,800    MediaOne Group, Inc.=.................        875
  25,000    Time Warner Inc. .....................      2,500
   5,500    Viacom Inc., Class B..................        290
  49,700    Walt Disney Company...................      2,056
                                                     --------
                                                        7,745
                                                     --------
            MEDICAL PRODUCTS AND SUPPLIES -- 1.6%
   6,400    Acuson Corporation=...................         95
  16,200    Allergan, Inc. .......................        810
  14,800    Baxter International Inc. ............        928
   1,700    Beckman Coulter, Inc. ................        109
  17,600    Biomet, Inc. .........................        640
   1,400    C.R. Bard, Inc. ......................         54
  17,000    Cardinal Health, Inc. ................        780
   1,200    Cephalon, Inc.=.......................         45
   1,100    Coherent Inc.=........................         57
   2,700    CONMED Corporation=...................         68

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            MEDICAL PRODUCTS AND SUPPLIES -- (CONTINUED)
   2,200    Cooper Companies Inc. ................   $     71
   2,500    Datascope Corporation.................         79
   1,000    Hooper Holmes, Inc. ..................         34
  30,300    Johnson & Johnson.....................      2,124
   2,600    Mentor Corporation....................         70
     800    Minimed Inc.=.........................        104
   1,800    Patterson Dental Company=.............         69
   7,100    PE Corp-PE Biosystems Group...........        685
   1,837    Priority Healthcare Corporation.......         92
     800    Techne Corporation=...................         55
     800    Vertex Pharmaceuticals, Inc.=.........         37
     700    Wesley Jessen Visioncare, Inc.=.......         25
                                                     --------
                                                        7,031
                                                     --------
            MEDICAL SERVICES -- 0.4%
   3,000    Coventry Health Care Inc.=............         26
   3,600    Lincare Holdings Inc.=................        102
   2,900    Orthodontic Centers of America=.......         54
   5,500    Trigon Healthcare, Inc.=..............        197
  21,800    United Healthcare Corporation.........      1,299
   1,400    Universal Health Services Inc., Class
              B=..................................         69
   1,500    Wellpoint Health Networks Inc.=.......        105
                                                     --------
                                                        1,852
                                                     --------
            METALS AND MINING -- 0.4%
  10,900    Alcoa Inc. ...........................        765
   2,800    Mueller Industries Inc.=..............         85
  14,700    Nucor Corporation.....................        735
   3,700    Quanex Corporation....................         67
   2,700    Texas Industries Inc. ................         84
   7,500    Worthington Industries, Inc. .........         93
                                                     --------
                                                        1,829
                                                     --------
            NETWORKING EQUIPMENT AND PRODUCTS -- 2.9%
  15,700    ADC Telecommunications, Inc. .........        846
   2,200    CIENA Corporation=....................        277
 143,800    Cisco Systems, Inc. ..................     11,118
     900    Juniper Networks, Inc. ...............        237
                                                     --------
                                                       12,478
                                                     --------
            OIL -- DOMESTIC -- 0.3%
   1,600    Kerr-McGee Corporation................         92
   2,200    Murphy Oil Corporation................        127
  30,700    Occidental Petroleum Corporation......        637
  22,900    USX-Marathon Group Inc. ..............        597
                                                     --------
                                                        1,453
                                                     --------
            OIL -- INTERNATIONAL -- 2.1%
  28,500    Chevron Corporation...................      2,634
  38,300    Exxon Mobil Corporation...............      2,980
  57,100    Royal Dutch Petroleum Company.........      3,288
                                                     --------
                                                        8,902
                                                     --------
            OIL AND GAS -- 0.4%
  23,300    Apache Corporation....................      1,160
   3,100    Newfield Exploration Company=.........        109
   2,700    Pogo Producing Company................         77
   2,300    Valero Energy Corporation.............         70
   4,700    Vintage Petroleum, Inc. ..............         95
                                                     --------
                                                        1,511
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            OIL FIELD SERVICES & EQUIPMENT -- 0.6%
   1,100    Atwood Oceanics, Inc.=................   $     73
   4,000    BJ Services Company=..................        296
  23,300    ENSCO International Inc. .............        841
   3,500    Helmerich & Payne, Inc. ..............        109
   3,500    Noble Drilling Corporation=...........        145
   7,300    Offshore Logistics Inc.=..............        101
  10,100    Schlumberger Ltd. ....................        772
   1,900    UTI Energy Corporation=...............         72
                                                     --------
                                                        2,409
                                                     --------
            PRINTING AND PUBLISHING -- 0.5%
   1,500    Houghton Mifflin Company..............         64
  20,700    McGraw-Hill Companies, Inc. ..........        941
  14,500    New York Times Company, Class A.......        623
   3,500    Readers Digest Association, Inc. .....        124
   3,000    Scholastic Corporation=...............        162
      98    The Washington Post Company...........         53
                                                     --------
                                                        1,967
                                                     --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.0%+
   1,500    MeriStar Hospitality Corporation......         26
                                                     --------
            RECREATION -- 0.2%
   3,600    Brunswick Corporation.................         68
   5,600    Harley-Davidson Inc. .................        446
   7,600    Park Place Entertainment
              Corporation=........................         88
   1,200    Polaris Industries Inc. ..............         36
   1,900    Station Casinos, Inc.=................         41
   2,900    Winnebago Industries..................         52
                                                     --------
                                                          731
                                                     --------
            RESTAURANTS AND LODGING -- 0.5%
   2,800    Applebees International Inc. .........         79
   3,800    Brinker International, Inc.=..........        113
   3,800    CEC Entertainment Inc. ...............        103
   4,000    Darden Restaurants Inc. ..............         71
   4,800    Jack in the Box Inc.=.................        102
  20,500    Starbucks Corporation=................        919
  23,300    Tricon Global Restaurants Inc.=.......        724
                                                     --------
                                                        2,111
                                                     --------
            RETAIL -- FOOD -- 0.3%
     800    Hannaford Bros. Company...............         59
  20,600    Safeway, Inc.=........................        933
     900    Whole Foods Market Inc.=..............         37
   2,550    Wild Oats Markets, Inc. ..............         52
                                                     --------
                                                        1,081
                                                     --------
            RETAIL -- GENERAL -- 1.9%
   2,900    Ames Department Stores=...............         71
  34,300    Federated Department Stores, Inc.=....      1,432
  22,600    Sears, Roebuck and Company............        698
   5,700    Target Corporation....................        426
  96,600    Wal-Mart Stores, Inc. ................      5,361
                                                     --------
                                                        7,988
                                                     --------
            RETAIL -- SPECIALTY -- 1.5%
   2,000    American Eagle Outfitters, Inc. ......         76
   4,100    Barnes & Noble, Inc.=.................         94
  13,100    Best Buy Company, Inc.=...............      1,127

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            RETAIL -- SPECIALTY -- (CONTINUED)
   3,700    BJ's Wholesale Club, Inc. ............   $    143
   1,400    CDW Computer Centers, Inc. ...........        118
   2,500    Cost Plus, Inc.=......................         85
   5,700    CVS Corporation.......................        214
  37,750    Home Depot Inc........................      2,435
  20,600    Limited Inc. .........................        868
   2,500    Linens 'N Things Inc.=................         86
   2,400    Pacific Sunwear of California.........         92
   2,500    Talbots, Inc. ........................        147
   2,900    The Men's Wearhouse Inc.=.............         86
   2,000    Tiffany & Company.....................        167
  26,900    TJX Companies Inc. ...................        597
   2,700    Zale Corporation=.....................        127
                                                     --------
                                                        6,462
                                                     --------
            SEMICONDUCTORS -- 4.7%
     900    Alpha Industries, Inc.=...............         86
   2,500    Altera Corporation....................        223
   1,700    Analog Devices, Inc. .................        137
  40,500    Applied Materials, Inc. ..............      3,817
   3,150    Burr-Brown Corporation................        171
     900    Cymer, Inc.=..........................         45
   3,900    Cypress Semiconductor Corporation=....        192
   1,800    Electro Scientific Industries,
              Inc. ...............................        104
   1,500    Electroglas, Inc.=....................         51
  45,300    Intel Corporation.....................      5,976
   3,000    International Rectifier Corporation...        114
   2,400    KEMET Corporation=....................        152
   1,400    Kulicke & Soffa Industries Inc.=......         90
   2,500    Lattice Semiconductor Corporation.....        169
   4,400    Linear Technology Corporation.........        242
   3,900    Maxim Integrated Products.............        277
   2,000    Micrel Inc. ..........................        192
   3,150    Microchip Technology Inc. ............        207
  15,000    Motorola, Inc. .......................      2,136
   1,300    National Semiconductor
              Corporation=........................         79
   4,600    Novellus Systems Inc. ................        258
     700    PMC - Sierra, Inc. ...................        143
   1,700    QLogic Corporation....................        230
   1,300    Sawtek, Inc. .........................         68
   2,500    Silicon Valley Group, Inc.=...........         69
  28,600    Texas Instruments Inc. ...............      4,576
   1,100    TriQuint Semiconductor, Inc.=.........         81
   3,500    Vishay Intertechnology, Inc. .........        195
   7,800    Xilinx, Inc. .........................        646
                                                     --------
                                                       20,726
                                                     --------
            TELECOMMUNICATIONS -- 2.0%
     900    ADTRAN, Inc.=.........................         53
   5,200    American Power Conversion
              Corporation=........................        223
   1,400    Apex Inc.=............................         52
   2,300    Aspect Communications Corporation=....         85
     900    Black Box Corporation=................         62
   2,000    Brocade Communications Systems,
              Inc. ...............................        359
   1,800    C-COR Electronics.....................         88
   1,500    Foundry Networks, Inc. ...............        216
   2,300    Intervoice Inc.=......................         66
  26,870    Nortel Networks Corporation...........      3,385
   1,300    Polycom, Inc.=........................        103
     900    Powerwave Technologies, Inc.=.........        113

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            TELECOMMUNICATIONS -- (CONTINUED)
     600    Proxim, Inc.=.........................   $     72
  17,400    QUALCOMM Inc. ........................      2,598
  15,000    Scientific-Atlanta, Inc. .............        952
     100    Terayon Communication Systems,
              Inc.=...............................         21
   1,300    Westell Technologies, Inc=............         41
                                                     --------
                                                        8,489
                                                     --------
            TOBACCO -- 0.2%
  49,600    Philip Morris Companies Inc. .........      1,048
                                                     --------
            TRANSPORTATION -- 0.5%
   1,500    Alaska Air Group, Inc.=...............         45
   3,800    Arkansas Best Corporation=............         40
  16,900    Delta Air Lines, Inc. ................        900
   1,400    Expeditors International of
              Washington, Inc. ...................         56
   2,700    M.S. Carriers Inc.=...................         63
   3,600    Roadway Express, Inc. ................         73
   1,500    Trinity Industries, Inc. .............         36
   5,400    U.S. Freightways Corporation..........        202
  15,600    Union Pacific Corporation.............        610
                                                     --------
                                                        2,025
                                                     --------
            UTILITIES -- ELECTRIC -- 0.9%
   5,500    Allegheny Energy, Inc. ...............        152
   6,800    Conectiv, Inc. .......................        119
   1,700    DQE Inc. .............................         77
   3,200    DTE Energy Company....................         93
   7,600    Energy East Corporation...............        151
  18,500    FPL Group Inc. .......................        852
   2,110    NSTAR.................................         89
  26,300    PECO Energy Company...................        969
   3,300    Pinnacle West Capital Corporation.....         93
   6,500    Public Service Company of New
              Mexico..............................        102
   2,300    The Montana Power Company=............        147
  25,400    Unicom Corporation....................        927
   1,700    United Illuminating Company...........         67
   8,000    UtiliCorp United Inc. ................        145
                                                     --------
                                                        3,983
                                                     --------
            UTILITIES -- NATURAL GAS -- 0.2%
   5,100    Energen Corporation...................         81
   8,200    Enron Corporation.....................        614
   5,400    KeySpan Corporation...................        149
   2,200    National Fuel Gas Company.............         98
   1,600    Piedmont Natural Gas Company, Inc. ...         42
   3,500    Southwest Gas Corporation.............         67
                                                     --------
                                                        1,051
                                                     --------
            UTILITIES -- TELEPHONE -- 4.2%
  56,600    AT&T Corporation......................      3,184
   4,100    Bell Atlantic Corporation.............        251
  78,000    BellSouth Corporation.................      3,666
   3,100    Broadwing Inc.=.......................        115
  52,600    GTE Corporation.......................      3,735
 108,886    MCI Worldcom, Inc.=...................      4,933
   2,200    Nextel Communications, Inc.=..........        326
  22,766    SBC Communications Inc. ..............        956
   8,100    Sprint Corporation (PCS Group)........        529

                                                      VALUE
 SHARES                                               (000)
-------------------------------------------------------------
            UTILITIES -- TELEPHONE -- (CONTINUED)
   3,500    TALK.com, Inc.=.......................   $     56
   1,600    Telephone and Data Systems, Inc. .....        178
                                                     --------
                                                       17,929
                                                     --------
            TOTAL COMMON STOCKS
            (Cost $189,369).......................    259,289
                                                     --------
            CONVERTIBLE PREFERRED STOCK -- 0.1%
            (Cost $245)
            CONTAINERS AND PACKAGING -- 0.1%
   4,845    Sealed Air Corporation................        252
                                                     --------
PRINCIPAL
 AMOUNT
 (000)
---------
            CORPORATE BONDS AND NOTES -- 13.4%
            AUTOMOBILE PARTS MANUFACTURERS -- 0.3%
 $ 1,200    Delphi Automotive Systems Corporation,
              6.125% 05/01/04.....................      1,131
                                                     --------
            BANKING AND FINANCE -- 4.0%
   1,600    American General Finance Corporation,
              7.450% 01/15/05.....................      1,599
   1,600    BHP Finance USA Ltd.,
              6.420% 03/01/26.....................      1,548
   1,600    Capital One Bank,
              6.650% 03/15/04.....................      1,535
   1,050    Crown Cork & Seal Financial plc,
              6.750% 12/15/03.....................        990
   1,625    Finova Capital Corporation,
              7.250% 11/08/04.....................      1,547
   1,625    First Union Corporation,
              7.700% 02/15/05.....................      1,636
   1,350    Hanson Overseas B.V.,
              7.375% 01/15/03.....................      1,349
   1,680    Heller Financial, Inc.,
              6.000% 03/19/04.....................      1,589
   1,200    Lehman Brothers Holdings Inc.,
              6.625% 04/01/04.....................      1,156
   1,500    MCN Investment Corporation,
              6.890% 01/16/02.....................      1,475
   1,200    Newcourt Credit Group Inc.,
              6.875% 02/16/05.....................      1,166
   1,300    Salomon Smith Barney Holdings,
              6.250% 05/15/03.....................      1,259
                                                     --------
                                                       16,849
                                                     --------
            BEVERAGES -- 0.4%
   1,600    J. Seagram & Sons, Inc.,
              6.625% 12/15/05.....................      1,520
                                                     --------
            BROKERAGE SERVICES -- 0.4%
   1,650    Donaldson Lufkin and Jenrette,
              5.875% 04/01/02.....................      1,599
                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- 0.3%
   1,500    Praxair, Inc.,
              6.750% 03/01/03.....................   $  1,459
                                                     --------
            ELECTRIC POWER -- 0.3%
 $ 1,300    Consumers Energy Company,
              6.200% 05/01/03.....................   $  1,238
                                                     --------
            FINANCIAL SERVICES -- 2.7%
   1,600    Bear Stearns Companies Inc.,
              7.625% 02/01/05.....................      1,597
     500    Countrywide Home Loan Corporation,
              7.450% 09/16/03.....................        499
   1,150    DaimlerChrysler NA Holdings,
              6.900% 09/01/04.....................      1,129
   1,600    Ford Motor Credit Company,
              7.500% 03/15/05.....................      1,601
   1,000    General Motors Acceptance Corporation,
              6.150% 04/05/07.....................        922
   1,650    Household Finance Corporation,
              6.000% 05/01/04.....................      1,563
   1,250    Paine Webber Group, Inc.,
              6.375% 05/15/04.....................      1,196
   1,200    Sears Roebuck Acceptance Corporation,
              6.000% 03/20/03.....................      1,157
   1,600    Washington Mutual, Inc.,
              7.500% 08/15/06.....................      1,575
                                                     --------
                                                       11,239
                                                     --------
            GAS -- 0.6%
   1,745    KN Energy, Inc.,
              6.450% 03/01/03.....................      1,695
   1,100    Williams Companies, Inc.,
              6.500% 08/01/06.....................      1,029
                                                     --------
                                                        2,724
                                                     --------
            INDUSTRIAL -- 0.5%
   1,400    Case Credit Corporation,
              6.125% 02/15/03.....................      1,328
   1,000    USA Waste Services Inc.,
              7.000% 07/15/28.....................        750
                                                     --------
                                                        2,078
                                                     --------
            MACHINERY AND EQUIPMENT -- 0.3%
   1,500    Thermo Electron Corporation,
              7.625% 10/30/08.....................      1,416
                                                     --------
            MANUFACTURING -- 0.2%
   1,200    Tyco International Group SA,
              7.000% 06/15/28.....................      1,044
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            MEDIA -- 0.8%
 $ 1,150    British Sky Broadcasting Group plc,
              6.875% 02/23/09.....................   $  1,030
   1,200    Cox Radio, Inc.,
              6.250% 05/15/03.....................      1,156
   1,500    USA Networks, Inc.,
              6.750% 11/15/05.....................      1,437
                                                     --------
                                                        3,623
                                                     --------
            OIL -- DOMESTIC -- 0.7%
   1,700    Conoco Inc., Class A,
              5.900% 04/15/04.....................      1,617
   1,500    Occidental Petroleum Corporation,
              7.650% 02/15/06.....................      1,475
                                                     --------
                                                        3,092
                                                     --------
            PROFESSIONAL SERVICES -- 0.1%
   1,100    Service Corporation International,
              6.300% 03/15/03.....................        583
                                                     --------
            RETAIL -- FOOD -- 0.7%
   1,500    Nabisco Inc.,
              6.125% 02/01/33.....................      1,429
   1,700    Safeway Inc.,
              7.250% 09/15/04.....................      1,690
                                                     --------
                                                        3,119
                                                     --------
            TELECOMMUNICATIONS -- 0.8%
   1,650    AirTouch Communications, Inc.,
              6.350% 06/01/05.....................      1,569
   1,700    Cable & Wireless Communications plc,
              6.375% 03/06/03.....................      1,676
                                                     --------
                                                        3,245
                                                     --------
            UTILITIES -- TELEPHONE -- 0.3%
   1,400    MCI Worldcom, Inc.,
              6.400% 08/15/05.....................      1,344
                                                     --------
            TOTAL CORPORATE BONDS AND NOTES
            (Cost $59,218)........................     57,303
                                                     --------
            FOREIGN BONDS AND NOTES -- 0.6%
   1,000    Banco Latinoamericano,
              7.200%** 05/28/02(+)................        978
   1,688    Pemex Finance Ltd.,
              5.720% 11/15/03.....................      1,640
                                                     --------
            TOTAL FOREIGN BONDS AND NOTES
            (Cost $2,686).........................      2,618
                                                     --------
            MORTGAGE-BACKED SECURITIES -- 20.5%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 7.5%
   1,750    Asset Securitization Corporation,
              Series 1997-D5, Class A1C,
              6.750% 02/14/41++...................      1,663

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
            Commercial Mortgage Acceptance
 $ 1,715      Corporation, Series 1998-C1, Class
              A2,
              6.490% 07/15/31.....................
                                                     $  1,607
   1,413    Criimi Mae CMBS Corporation, Series
              1998-1, Class A1,
              5.697% 10/20/01(+)..................      1,336
            CS First Boston Mortgage Securities
   1,800      Corporation, Series 1998-C1, Class
              A1B,
              6.480% 05/17/08++...................
                                                        1,677
   2,620    DLJ Commercial Mortgage Corporation,
              Series 1998-CG1, Class A1B,
              6.410% 05/10/08++...................      2,444
   2,600    DLJ Commercial Mortgage Corporation,
              Series 1999-CG1, Class A1B1,
              6.460% 01/10/09.....................      2,423
   1,600    General Growth Properties,
              Series 1997-1, Class A2,
              6.602% 11/15/07.....................      1,507
   2,075    GMAC Commercial Mortgage Securities
              Inc., Series 1997-C2, Class A3,
              6.566% 11/15/07++...................      1,942
   2,650    GMAC Commercial Mortgage Securities
              Inc., Series 1999-C1, Class A2,
              6.175% 05/15/33++...................      2,415
   2,600    GMAC Commercial Mortgage Securities
              Inc., Series 1999-C2, Class A2,
              6.945% 09/15/33++...................      2,464
            JP Morgan Commercial Mortgage Finance
   6,782      Corporation, Series 1997-C4, Class
              X,
              1.255%(++) 12/26/28.................
                                                          370
   2,350    Lehman Brothers Commercial Conduit
              Mortgage Trust, Series 1998-C1,
              Class A3,
              6.480% 01/18/08++...................      2,190
     750    Mortgage Capital Funding, Inc., Series
              1998-MC1, Class A2,
              6.663% 01/18/08.....................        711
   2,650    Mortgage Capital Funding, Inc., Series
              1998-MC2, Class A2,
              6.423% 05/18/08++...................      2,456
   1,281    Nomura Asset Securities Corporation,
              Series 1998-D6, Class A1A,
              6.280% 03/17/28.....................      1,228
   2,050    Nomura Asset Securities Corporation,
              Series 1998-D6, Class A1B,
              6.590% 03/17/28++...................      1,921
   2,600    Prudential Securities Secured
              Financing Corporation, Series
              1999-NRF1, Class A2,
              6.480% 01/15/09++...................      2,422
  45,510    Vendee Mortgage Trust,
              Series 1998-1, Class 2, IO,
              .439%(++) 09/15/27++................        880
  48,714    Vendee Mortgage Trust,
              Series 1998-3, Class 1, IO,
              .304%(++) 03/15/29++................        670
                                                     --------
                                                       32,326
                                                     --------

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- (CONTINUED)
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 2.3%
 $    75    8.000% 01/01/04.......................   $     75
   1,032    7.000% 05/01/04.......................      1,018
     604    6.500% 06/01/04.......................        590
     445    6.500% 04/01/09.......................        436
   1,781    6.500% 07/01/10.......................      1,733
   3,106    6.500% 06/01/14++.....................      2,992
       7    10.500% 04/01/19......................          8
   3,187    7.000% 10/01/29++.....................      3,065
                                                     --------
                                                        9,917
                                                     --------
            FEDERAL HOUSING AUTHORITY (FHA)
              CERTIFICATES -- 0.4%
     570    6.750% 01/01/40.......................        523
      25    6.750% 01/01/40(a)....................         23
      15    6.850% 01/01/40(a)....................         14
      17    7.000% 01/01/40(a)....................         16
     403    7.000% 01/01/40.......................        378
     273    6.850% 02/01/40.......................        251
     446    6.530% 10/01/40.......................        400
     194    6.530% 10/01/40(a)....................        175
                                                     --------
                                                        1,780
                                                     --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (FNMA) CERTIFICATES -- 8.1%
     293    7.500% 06/01/03.......................        292
     983    7.000% 06/01/04.......................        970
     810    6.500% 06/01/05.......................        790
     296    6.500% 01/01/06.......................        292
     196    6.500% 10/01/10.......................        190
     458    7.500% 10/01/11.......................        458
   2,116    6.500% 02/01/13.......................      2,039
     498    10.000% 09/01/18......................        532
   5,405    6.500% 12/01/27++.....................      5,082
   2,727    7.000% 05/01/28.......................      2,627
   2,604    7.000% 08/01/28++.....................      2,508
   5,660    6.500% 04/01/29.......................      5,308
   3,272    7.000% 10/01/29.......................      3,146
   7,488    8.000% 11/01/29++.....................      7,514
   2,340    6.500% 04/01/30.......................      2,194
     574    7.305%** 08/01/36**...................        593
                                                     --------
                                                       34,535
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA) CERTIFICATES -- 1.8%
     305    6.550% 03/15/01.......................        279
     802    6.750% 09/15/01.......................        735
     410    6.600% 11/15/01.......................        375
      23    10.000% 02/15/16......................         25
     136    9.000% 10/15/19.......................        141
      98    9.000% 11/15/19.......................        102
     522    9.000% 12/15/19.......................        543
     175    9.000% 01/15/20.......................        182
   2,005    8.000% 07/15/27++.....................      2,031
     366    8.000% 09/15/27.......................        371

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL
 AMOUNT                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (GNMA) CERTIFICATES --
              (CONTINUED)
 $   101    8.000% 04/15/28.......................   $    102
   2,767    8.000% 06/15/28++.....................      2,800
                                                     --------
                                                        7,686
                                                     --------
            GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION II (GNMA) CERTIFICATES--
              0.4%
     496    6.650% 01/15/34.......................        455
   1,197    7.375% 10/15/34.......................      1,164
                                                     --------
                                                        1,619
                                                     --------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $91,247)........................     87,863
                                                     --------
            U.S. TREASURY OBLIGATIONS -- 3.2%
            U.S. TREASURY STRIPS -- 3.2%
   4,620    Interest only 11/15/04................      3,455
   3,100    Interest only 08/15/09................      1,728
  26,400    Principal only 11/15/21...............      7,302
   6,025    Principal only 02/15/27...............      1,270
                                                     --------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $13,175)........................     13,755
                                                     --------

 SHARES                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 2.2%
            (Cost $9,308)
   9,308    Nations Cash Reserves#................      9,308
                                                     --------
            TOTAL INVESTMENTS
            (Cost $369,983*)...............  101.5%  $435,078
                                                     --------
            OTHER ASSETS AND LIABILITIES
              (NET)........................  (1.5)%
            Cash..................................   $      6
            Receivable for investment securities
              sold................................      5,565
            Receivable for Fund shares sold.......        854
            Dividends receivable..................        234
            Interest receivable...................      1,530
            Receivable for variation margin.......          3
            Payable for Fund shares redeemed......       (948)
            Investment advisory fee payable.......       (152)
            Administration fee payable............        (82)
            Shareholder servicing and distribution
              fees payable........................       (126)
            Payable for investment securities
              purchased...........................    (13,086)
            Accrued Trustees'/Directors' fees and
              expenses............................        (12)
            Accrued expenses and other
              liabilities.........................       (163)
                                                     --------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)...............................     (6,377)
                                                     --------
            NET ASSETS.....................  100.0%  $428,701
                                                     ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...   $    405
            Accumulated net realized gain on
              investments sold and futures
              contracts...........................     22,021
            Net unrealized appreciation of
              investments and futures contracts...     65,115
            Paid-in capital.......................    341,160
                                                     --------
            NET ASSETS............................   $428,701
                                                     ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Asset Allocation Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

 SHARES                                               VALUE
  (000)                                               (000)
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($15,531,954 / 637,786 shares
              outstanding)........................     $24.35
                                                       ------
                                                       ------
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share ($83,411,599 / 3,425,823
              shares outstanding).................     $24.35
                                                       ------
                                                       ------
            Maximum sales charge..................      5.75%
            Maximum offering price per share......     $25.84
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ ($121,644,558 / 5,017,495
              shares outstanding).................     $24.24
                                                       ------
                                                       ------
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ ($2,304,641 / 94,951 shares
              outstanding)........................     $24.27
                                                       ------
                                                       ------
            SEAFIRST SHARES:
            Net asset value, offering and
              redemption price per share
              ($205,807,870 / 11,389,826 shares
              outstanding)........................     $18.07
                                                       ------
                                                       ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $64,822 on investment securities was comprised of gross appreciation of $82,430 and gross depreciation of $17,608 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $370,256.

 ** Rate represents annualized yield at date of purchase.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (++) Variable rate note. The interest rate shown reflects the rate in effect at March 31, 1999.

 = Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 ++ Security segregated as collateral for futures contracts.

(=) Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

(a) TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 100.5%
          AEROSPACE AND DEFENSE -- 1.3%
122,000   Honeywell International Inc. .........   $  6,428
                                                   --------
          AUTOMOBILE PARTS MANUFACTURERS -- 0.7%
154,000   Genuine Parts Company.................      3,677
                                                   --------
          AUTOMOBILES AND TRUCKS -- 2.1%
149,000   Ford Motor Company....................      6,845
 46,000   General Motors Corporation............      3,809
                                                   --------
                                                     10,654
                                                   --------
          BANKING -- 4.6%
 77,000   Chase Manhattan Corporation...........      6,713
188,000   Citigroup Inc. .......................     11,151
145,700   FleetBoston Financial Corporation.....      5,318
                                                   --------
                                                     23,182
                                                   --------
          BEVERAGES -- 2.2%
110,000   Coca-Cola Company.....................      5,163
180,000   PepsiCo, Inc. ........................      6,221
                                                   --------
                                                     11,384
                                                   --------
          CHEMICALS -- BASIC -- 2.7%
 56,000   Dow Chemical Company..................      6,384
138,000   E.I. duPont de Nemours and Company....      7,297
                                                   --------
                                                     13,681
                                                   --------
          COMPUTER RELATED -- 6.6%
 44,000   EMC Corporation.......................      5,500
 82,000   Hewlett-Packard Company...............     10,869
124,000   International Business Machines
            Corporation.........................     14,631
 22,300   Pitney Bowes, Inc. ...................        997
 19,900   Sun Microsystems, Inc. ...............      1,865
                                                   --------
                                                     33,862
                                                   --------
          COMPUTER SOFTWARE -- 4.7%
225,000   Microsoft Corporation++...............     23,906
                                                   --------
          CONGLOMERATE -- 0.8%
 61,000   United Technologies Corporation.......      3,854
                                                   --------
          CONTAINERS AND PACKAGING -- 0.6%
 46,000   Avery-Dennison Corporation............      2,809
                                                   --------
          COSMETICS AND TOILETRIES -- 1.6%
 47,000   Gillette Company......................      1,771
112,000   Kimberly-Clark Corporation............      6,272
                                                   --------
                                                      8,043
                                                   --------
          DISTRIBUTION AND WHOLESALE -- 0.6%
 62,000   Costco Wholesale Corporation..........      3,259
                                                   --------
          DIVERSIFIED -- 1.1%
 66,000   Minnesota Mining & Manufacturing
            Company.............................      5,845
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          DRUGS -- 6.5%
124,000   Bristol-Myers Squibb Company..........   $  7,161
104,000   Eli Lilly and Company.................      6,552
136,000   Merck & Company, Inc. ................      8,449
249,000   Pfizer Inc. ..........................      9,104
 23,700   Schering-Plough Corporation...........        871
 11,800   Warner-Lambert Company................      1,151
                                                   --------
                                                     33,288
                                                   --------
          ELECTRIC POWER -- 0.7%
118,500   Ameren Corporation....................      3,666
                                                   --------
          ELECTRICAL EQUIPMENT -- 1.7%
166,000   Emerson Electric Company..............      8,777
                                                   --------
          ENERGY -- 0.5%
118,000   TECO Energy, Inc. ....................      2,294
                                                   --------
          ENVIRONMENTAL -- 0.9%
 87,000   Johnson Controls Inc. ................      4,703
                                                   --------
          FINANCIAL SERVICES -- 3.3%
140,000   Freddie Mac...........................      6,186
250,000   MBNA Corporation......................      6,375
 40,000   Merrill Lynch & Company Inc. .........      4,200
                                                   --------
                                                     16,761
                                                   --------
          FOOD PRODUCERS -- 2.0%
153,000   ConAgra Inc. .........................      2,773
135,000   H.J. Heinz Company....................      4,709
 82,000   SYSCO Corporation.....................      2,926
                                                   --------
                                                     10,408
                                                   --------
          FOREST AND PAPER PRODUCTS -- 0.7%
 63,500   Weyerhaeuser Company..................      3,620
                                                   --------
          INSURANCE -- 2.2%
104,000   American International Group, Inc. ...     11,388
                                                   --------
          MACHINERY AND EQUIPMENT -- 1.9%
 85,000   Illinois Tool Works, Inc. ............      4,696
119,000   Parker Hannifin Corporation...........      4,916
                                                   --------
                                                      9,612
                                                   --------
          MANUFACTURING -- 4.4%
143,000   General Electric Company..............     22,192
                                                   --------
          MEDICAL PRODUCTS AND SUPPLIES -- 2.5%
166,000   Abbott Laboratories...................      5,841
102,000   Johnson & Johnson.....................      7,147
                                                   --------
                                                     12,988
                                                   --------
          METALS AND MINING -- 1.4%
 62,700   Alcoa Inc. ...........................      4,404
 37,900   Reynolds Metals Company...............      2,535
                                                   --------
                                                      6,939
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          NETWORKING EQUIPMENT AND PRODUCTS -- 5.6%
264,800   Cisco Systems, Inc. ..................   $ 20,472
129,200   Lucent Technologies, Inc. ............      7,849
                                                   --------
                                                     28,321
                                                   --------
          OIL -- DOMESTIC -- 1.8%
106,000   Atlantic Richfield Company............      9,010
                                                   --------
          OIL -- INTERNATIONAL -- 7.5%
109,000   BP Amoco plc, ADR.....................      5,784
103,000   Chevron Corporation...................      9,521
197,000   Exxon Mobil Corporation...............     15,328
 70,100   Royal Dutch Petroleum Company.........      4,035
 70,000   Texaco Inc. ..........................      3,754
                                                   --------
                                                     38,422
                                                   --------
          PHOTO AND OPTICAL -- 0.9%
 88,000   Eastman Kodak Company.................      4,780
                                                   --------
          PRINTING AND PUBLISHING -- 1.4%
 38,100   Dow Jones & Company Inc. .............      2,736
 91,000   McGraw-Hill Companies, Inc. ..........      4,141
                                                   --------
                                                      6,877
                                                   --------
          RETAIL -- FOOD -- 1.0%
166,800   Albertson's Inc. .....................      5,171
                                                   --------
          RETAIL -- GENERAL -- 4.0%
335,700   May Department Stores Company.........      9,567
199,000   Wal-Mart Stores, Inc. ................     11,045
                                                   --------
                                                     20,612
                                                   --------
          RETAIL -- SPECIALTY -- 1.2%
 98,000   Home Depot Inc. ......................      6,321
                                                   --------
          SEMICONDUCTORS -- 6.2%
188,000   Intel Corporation.....................     24,805
 25,800   Motorola, Inc. .......................      3,673
 18,400   Texas Instruments Inc. ...............      2,944
                                                   --------
                                                     31,422
                                                   --------
          TELECOMMUNICATIONS -- 0.9%
 31,000   QUALCOMM Inc. ........................      4,629
                                                   --------
          TOBACCO -- 0.5%
179,000   UST Inc. .............................      2,797
                                                   --------
          TRUCKING AND SHIPPING -- 0.5%
 40,000   United Parcel Service, Inc. ..........      2,520
                                                   --------
          UTILITIES -- NATURAL GAS -- 0.7%
103,000   NICOR Inc. ...........................      3,393
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          UTILITIES -- TELEPHONE -- 9.2%
 59,000   ALLTEL Corporation....................   $  3,721
190,000   AT&T Corporation......................     10,688
 87,000   Bell Atlantic Corporation.............      5,318
168,400   GTE Corporation.......................     11,955
163,000   MCI Worldcom, Inc.++..................      7,386
148,000   SBC Communications Inc. ..............      6,216
 14,900   U.S. West Inc. .......................      1,082
                                                   --------
                                                     46,366
                                                   --------
          UTILITIES -- WATER -- 0.8%
166,000   American Water Works Company,
            Inc.++..............................      3,943
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $409,669).......................    511,804
                                                   --------

SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 1.6%
          (Cost $8,210)
  8,210   Nations Cash Reserves#................      8,210
                                                   --------
          TOTAL INVESTMENTS
          (Cost $417,879*)...............  102.1%   520,014
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................  (2.1)%
          Receivable for Fund shares sold.......   $    289
          Dividends receivable..................        644
          Interest receivable...................          2
          Collateral on securities loaned.......     (5,968)
          Payable for Fund shares redeemed......     (5,115)
          Investment advisory fee payable.......       (240)
          Administration fee payable............        (99)
          Shareholder servicing and distribution
            fees payable........................        (74)
          Accrued Trustees'/Directors' fees and
            expenses............................        (15)
          Accrued expenses and other
            liabilities.........................        (59)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................    (10,635)
                                                   --------
          NET ASSETS.....................  100.0%  $509,379
                                                   ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
            investments sold....................   $   (619)
          Net unrealized appreciation of
            investments.........................    102,135
          Paid-in capital.......................    407,863
                                                   --------
          NET ASSETS............................   $509,379
                                                   ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Equity Income Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($397,479,113 / 34,367,318 shares
            outstanding)........................     $11.57
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($33,568,844 / 2,914,996
            shares outstanding).................     $11.52
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $12.22
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($73,966,407 / 6,424,374
            shares outstanding).................     $11.51
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($4,364,820 / 374,346 shares
            outstanding)........................     $11.66
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $101,542 on investment securities was comprised of gross appreciation of $116,683 and gross depreciation of $15,141 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $418,472.

++ Non-income producing security.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $5,968.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 99.4%
            AEROSPACE AND DEFENSE -- 2.3%
  658,000   Honeywell International Inc. ......   $   34,668
                                                  ----------
            AUTOMOBILES AND TRUCKS -- 3.9%
  706,875   Ford Motor Company.................       32,472
  320,000   General Motors Corporation.........       26,500
                                                  ----------
                                                      58,972
                                                  ----------
            BANKING -- 8.1%
  200,450   Bank of New York Company Inc. .....        8,331
  503,204   Chase Manhattan Corporation........       43,872
  661,280   Citigroup Inc. ....................       39,222
1,108,300   Mellon Financial Corporation.......       32,695
                                                  ----------
                                                     124,120
                                                  ----------
            BEVERAGES -- 2.6%
  377,175   Anheuser-Busch Companies, Inc. ....       23,479
  476,025   PepsiCo, Inc. .....................       16,453
                                                  ----------
                                                      39,932
                                                  ----------
            CHEMICALS -- BASIC -- 3.0%
  192,000   Dow Chemical Company...............       21,888
  461,000   E.I. duPont de Nemours and
              Company..........................       24,375
                                                  ----------
                                                      46,263
                                                  ----------
            COMPUTER RELATED -- 3.6%
  272,175   Adaptec, Inc.++....................       10,513
  224,000   International Business Machines
              Corporation......................       26,432
  380,000   Pitney Bowes, Inc. ................       16,981
                                                  ----------
                                                      53,926
                                                  ----------
            COMPUTER SOFTWARE -- 1.2%
  301,525   Computer Associates International
              Inc..............................       17,847
                                                  ----------
            CONGLOMERATE -- 4.0%
  588,000   Rockwell International
              Corporation......................       24,586
  563,100   United Technologies Corporation....       35,581
                                                  ----------
                                                      60,167
                                                  ----------
            COSMETICS AND TOILETRIES -- 0.8%
  425,000   Avon Products, Inc. ...............       12,352
                                                  ----------
            DIVERSIFIED -- 2.1%
  266,000   Minnesota Mining & Manufacturing
              Company..........................       23,557
  124,575   Textron Inc. ......................        7,584
                                                  ----------
                                                      31,141
                                                  ----------
            DRUGS -- 4.1%
  576,200   Bristol-Myers Squibb Company.......       33,276
  792,275   Schering-Plough Corporation........       29,116
                                                  ----------
                                                      62,392
                                                  ----------
            ELECTRIC POWER -- 0.9%
  450,000   Ameren Corporation.................       13,922
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 2.1%
  594,000   Emerson Electric Company...........   $   31,408
                                                  ----------
            ELECTRONICS -- 1.4%
  287,250   LSI Logic Corporation++............       20,862
                                                  ----------
            ENERGY -- 3.6%
  679,875   Coastal Corporation................       31,274
1,193,000   TECO Energy, Inc. .................       23,189
                                                  ----------
                                                      54,463
                                                  ----------
            FINANCIAL SERVICES -- 5.3%
  532,000   Freddie Mac........................       23,508
  416,000   MBNA Corporation...................       10,608
  146,525   Merrill Lynch & Company Inc. ......       15,385
  691,225   Paine Webber Group, Inc. ..........       30,413
                                                  ----------
                                                      79,914
                                                  ----------
            FOOD PRODUCERS -- 3.1%
1,023,000   ConAgra Inc. ......................       18,542
  562,000   H.J. Heinz Company.................       19,599
  350,000   Kellogg Company....................        8,969
                                                  ----------
                                                      47,110
                                                  ----------
            FOREST AND PAPER PRODUCTS -- 0.3%
   76,000   Weyerhaeuser Company...............        4,332
                                                  ----------
            INSURANCE -- 3.5%
  269,245   CIGNA Corporation..................       20,395
  981,975   Lincoln National Corporation
              Ltd. ............................       32,896
                                                  ----------
                                                      53,291
                                                  ----------
            MACHINERY AND EQUIPMENT -- 1.7%
  640,000   Parker Hannifin Corporation........       26,440
                                                  ----------
            MEDICAL PRODUCTS AND
              SUPPLIES -- 3.0%
  742,000   Abbott Laboratories................       26,109
  428,000   Cardinal Health, Inc. .............       19,635
                                                  ----------
                                                      45,744
                                                  ----------
            METALS AND MINING -- 2.0%
  148,000   Alcoa Inc. ........................       10,397
  405,950   Nucor Corporation..................       20,298
                                                  ----------
                                                      30,695
                                                  ----------
            NETWORKING EQUIPMENT AND
              PRODUCTS -- 1.7%
  135,270   Comverse Technology, Inc.++........       25,566
                                                  ----------
            OFFICE EQUIPMENT -- 2.9%
  383,775   Electronics for Imaging, Inc.++....       23,027
  832,000   Xerox Corporation..................       21,632
                                                  ----------
                                                      44,659
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            OIL -- DOMESTIC -- 2.6%
1,035,000   Conoco, Inc., Class B..............   $   26,522
  431,000   Unocal Corporation.................       12,822
                                                  ----------
                                                      39,344
                                                  ----------
            OIL -- INTERNATIONAL -- 4.6%
  584,109   Exxon Mobil Corporation............       45,451
  412,625   Royal Dutch Petroleum Company......       23,752
                                                  ----------
                                                      69,203
                                                  ----------
            PHOTO AND OPTICAL -- 1.2%
  337,000   Eastman Kodak Company..............       18,303
                                                  ----------
            PRINTING AND PUBLISHING -- 1.3%
  376,000   Knight-Ridder Inc. ................       19,153
                                                  ----------
            RETAIL -- GENERAL -- 3.1%
  353,000   Federated Department Stores,
              Inc.++...........................       14,738
  431,325   Target Corporation.................       32,241
                                                  ----------
                                                      46,979
                                                  ----------
            RETAIL -- SPECIALTY -- 2.5%
  590,000   Barnes & Noble, Inc.++.............       13,570
  411,350   Lowe's Companies Inc. .............       24,013
                                                  ----------
                                                      37,583
                                                  ----------
            SEMICONDUCTORS -- 1.0%
  392,875   Intergrated Device Technology,
              Inc.++...........................       15,568
                                                  ----------
            TELECOMMUNICATIONS -- 2.4%
  637,425   American Power Conversion
              Corporation++....................       27,329
  211,675   CommScope, Inc.++..................        9,658
                                                  ----------
                                                      36,987
                                                  ----------
            TOBACCO -- 1.0%
  976,000   UST Inc. ..........................       15,250
                                                  ----------
            TRANSPORTATION -- 1.3%
  520,000   FedEx Corporation++................       20,280
                                                  ----------
            UTILITIES -- ELECTRIC -- 1.0%
  757,325   Energy East Corporation............       15,005
                                                  ----------
            UTILITIES -- NATURAL GAS -- 1.2%
  541,500   NICOR Inc. ........................       17,836
                                                  ----------
            UTILITIES -- TELEPHONE -- 8.0%
  188,150   ALLTEL Corporation.................       11,865
  552,000   AT&T Corporation...................       31,049
  198,000   Bell Atlantic Corporation..........       12,103
  455,350   BellSouth Corporation..............       21,401
  194,195   GTE Corporation....................       13,788
  328,138   MCI Worldcom, Inc.++...............       14,869
  420,000   SBC Communications Inc. ...........       17,640
                                                  ----------
                                                     122,715
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            UTILITIES -- WATER -- 1.0%
  660,900   American Water Works Company,
              Inc.++...........................   $   15,696
                                                  ----------
            TOTAL COMMON STOCKS
            (Cost $1,161,309)..................    1,510,088
                                                  ----------
            INVESTMENT COMPANIES -- 4.1%
            (Cost $62,063)
   62,063   Nations Cash Reserves#.............       62,063
                                                  ----------
            TOTAL INVESTMENTS
            (Cost $1,223,372*)..........  103.5%   1,572,151
                                                  ----------
            OTHER ASSETS AND
              LIABILITIES (NET).........  (3.5)%
            Receivable for investment
              securities sold..................   $    7,667
            Receivable for Fund shares sold....        1,477
            Dividends receivable...............        1,701
            Interest receivable................           62
            Collateral on securities loaned....      (50,196)
            Payable for Fund shares redeemed...      (11,438)
            Investment advisory fee payable....         (833)
            Administration fee payable.........         (295)
            Shareholder servicing and
              distribution fees payable........         (134)
            Payable for investment securities
              purchased........................       (1,067)
            Accrued Trustees'/Directors' fees
              and expenses.....................          (84)
            Accrued expenses and other
              liabilities......................         (141)
                                                  ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)................      (53,281)
                                                  ----------
            NET ASSETS..................  100.0%  $1,518,870
                                                  ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income...........................   $      234
            Accumulated net realized gain on
              investments sold.................      186,395
            Net unrealized appreciation of
              investments......................      348,779
            Paid-in capital....................      983,462
                                                  ----------
            NET ASSETS.........................   $1,518,870
                                                  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Value Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


                                                    VALUE
------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($1,290,572,313 / 79,458,732
              shares outstanding)..............       $16.24
                                                      ------
                                                      ------
            INVESTOR A SHARES:
            Net asset value and redemption
              price per share
              ($94,255,792 / 5,803,455 shares
              outstanding).....................       $16.24
                                                      ------
                                                      ------
            Maximum sales charge...............        5.75%
            Maximum offering price per share...       $17.23
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+
              ($124,000,432 / 7,749,664 shares
              outstanding).....................       $16.00
                                                      ------
                                                      ------
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ ($10,041,845 / 627,896
              shares outstanding)..............       $15.99
                                                      ------
                                                      ------

---------------

* Federal Income Tax Information: Net unrealized appreciation of $348,521 on investment securities was comprised of gross appreciation of $376,684 and gross depreciation of $28,163 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $1,223,630.

++ Non-income producing security.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $50,196.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS                                         MARCH 31, 2000

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             COMMON STOCKS -- 99.3%
             ADVERTISING AND MARKETING SERVICES -- 0.0%+
    15,452   Young and Rubicam Inc. ..........   $      726
                                                 ----------
             AEROSPACE AND DEFENSE -- 0.9%
    24,543   B.F. Goodrich Company............          704
   193,444   Boeing Company...................        7,339
    44,723   General Dynamics Corporation.....        2,225
   176,311   Honeywell International Inc. ....        9,289
    88,280   Lockheed Martin Corporation......        1,804
    15,535   Northrop Grumman Corporation.....          822
    75,509   Raytheon Company, Class B........        1,340
    27,140   TRW Inc. ........................        1,588
                                                 ----------
                                                     25,111
                                                 ----------
             APPAREL AND TEXTILES -- 0.1%
    13,120   Liz Claiborne Inc. ..............          601
     9,108   National Service Industries,
               Inc. ..........................          192
    61,590   Nike, Inc., Class B..............        2,441
    12,488   Reebok International, Ltd.=......          116
     7,143   Russell Corporation..............          102
     3,929   Springs Industries Inc., Class
               A..............................          149
    26,424   V.F. Corporation.................          636
                                                 ----------
                                                      4,237
                                                 ----------
             AUTOMOBILE PARTS MANUFACTURERS --
               0.3%
    30,720   AutoZone Inc.++..................          852
    16,950   Cooper Tire & Rubber Company.....          213
    36,597   Dana Corporation.................        1,032
   126,126   Delphi Automotive Systems
             Corporation......................        2,018
    16,334   Eaton Corporation................        1,274
    39,628   Genuine Parts Company............          946
    34,816   Goodyear Tire & Rubber Company...          812
    13,037   Snap-On Inc. ....................          341
                                                 ----------
                                                      7,488
                                                 ----------
             AUTOMOBILES AND TRUCKS -- 0.9%
   269,386   Ford Motor Company...............       12,375
   142,727   General Motors Corporation.......       11,820
    19,631   ITT Industries, Inc. ............          610
    14,103   Navistar International
               Corporation=...................          566
    17,500   PACCAR, Inc. ....................          875
                                                 ----------
                                                     26,246
                                                 ----------
             BANKING -- 6.7%
    87,215   AmSouth Bancorporation...........        1,303
   255,733   Banc One Corporation.............        8,791
   164,239   Bank of New York Inc. ...........        6,826
   328,440   Bank of America Corporation(H)...       17,223
    77,474   BB&T Corporation.................        2,174
   184,053   Chase Manhattan Corporation......       16,047
   752,113   Citigroup Inc. ..................       44,610
    34,899   Comerica Inc. ...................        1,461
   228,593   Fannie Mae.......................       12,901
    68,816   Fifth Third Bancorp..............        4,335
   220,384   First Union Corporation..........        8,209
   218,686   Firstar Corporation..............        5,016
   204,233   FleetBoston Financial
               Corporation....................        7,455

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             BANKING -- (CONTINUED)
    35,065   Golden West Financial
               Corporation....................   $    1,125
    51,050   Huntington Bancshares
               Incorporated...................        1,142
    38,562   J.P. Morgan & Company Inc. ......        5,081
    99,785   KeyCorp..........................        1,896
   113,455   Mellon Financial Corporation.....        3,347
   137,548   National City Corporation........        2,837
    49,718   Northern Trust Corporation.......        3,359
    27,223   Old Kent Financial Corporation...          880
    65,519   PNC Bank Corporation.............        2,952
    48,736   Regions Financial Corporation....        1,112
    37,397   SouthTrust Corporation...........          951
    35,615   State Street Corporation.........        3,450
    39,012   Summit Bancorp...................        1,024
    71,413   SunTrust Banks, Inc. ............        4,124
   167,985   U.S. Bancorp.....................        3,675
    31,419   Union Planters Corporation.......          968
    45,256   Wachovia Corporation.............        3,058
   368,206   Wells Fargo Company..............       15,073
                                                 ----------
                                                    192,405
                                                 ----------
             BEVERAGES -- 1.8%
     8,209   Adolph Coors Company, Class B....          392
   103,815   Anheuser-Busch Companies,
               Inc. ..........................        6,462
    15,352   Brown-Forman Corporation, Class
               B..............................          836
   549,995   Coca-Cola Company!!..............       25,815
    94,890   Coca-Cola Enterprises Inc. ......        2,046
   324,732   PepsiCo, Inc. ...................       11,224
    96,672   Seagram Company Ltd. ............        5,752
                                                 ----------
                                                     52,527
                                                 ----------
             BUILDING MATERIALS -- 0.0%+
    22,311   Vulcan Materials Company.........        1,022
                                                 ----------
             BUSINESS SERVICES -- 0.1%
    54,830   Paychex, Inc. ...................        2,872
                                                 ----------
             CHEMICALS -- BASIC -- 1.0%
    51,150   Air Products & Chemicals Inc. ...        1,455
    48,919   Dow Chemical Company.............        5,577
   232,972   E.I. duPont de Nemours and
               Company........................       12,318
    17,500   Eastman Chemical Company.........          796
    28,922   Ecolab, Inc. ....................        1,061
     6,877   FMC Corporation=.................          389
    23,743   Hercules, Inc. ..................          383
    14,936   Mallinckrodt Group Inc. .........          429
    38,745   PPG Industries, Inc. ............        2,027
    35,432   Praxair Inc. ....................        1,475
    48,736   Rohm & Haas Company..............        2,175
    29,904   Union Carbide Corporation........        1,744
                                                 ----------
                                                     29,829
                                                 ----------
             CHEMICALS -- SPECIALTY -- 0.1%
    28,022   Engelhard Corporation............          424
    12,771   Great Lakes Chemical
               Corporation....................          434
    22,245   Sigma-Aldrich Corporation........          598
    16,068   W.R. Grace & Company=............          204
                                                 ----------
                                                      1,660
                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                             MARCH 31, 2000

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             COMMERCIAL SERVICES -- 0.1%
    39,378   Omnicom Group Inc. ..............   $    3,679
    25,708   Quintiles Transnational
               Corporation=...................          439
                                                 ----------
                                                      4,118
                                                 ----------
             COMPUTER RELATED -- 7.4%
    23,044   Adaptec, Inc.=....................          890
    35,898   Apple Computer Inc.=.............        4,875
    32,218   Ceridian Corporation=............          618
   376,848   Compaq Computer Corporation......       10,034
   570,409   Dell Computer Corporation=.......       30,766
   226,245   EMC Corporation..................       28,281
    70,265   Gateway Inc.=....................        3,724
   223,381   Hewlett-Packard Company..........       29,612
    68,400   IMS Health Inc. .................        1,159
   400,875   International Business Machines
               Corporation....................       47,303
    28,222   Lexmark International Group,
               Inc.,
               Class A........................        2,984
    21,179   NCR Corporation..................          850
    67,501   Network Appliance, Inc. .........        5,586
    58,676   Pitney Bowes, Inc. ..............        2,622
    47,953   Seagate Technology Inc.=.........        2,889
    40,727   Silicon Graphics, Inc.=..........          430
   131,771   Solectron Corporation............        5,279
   350,890   Sun Microsystems, Inc. ..........       32,879
    68,849   Unisys Corporation=..............        1,756
                                                 ----------
                                                    212,537
                                                 ----------
             COMPUTER SERVICES -- 0.4%
   139,913   Automatic Data Processing
               Inc. ..........................        6,751
    37,230   Computer Sciences
               Corporation=...................        2,946
    31,602   Equifax Inc. ....................          798
                                                 ----------
                                                     10,495
                                                 ----------
             COMPUTER SOFTWARE -- 8.3%
    26,258   Adobe Systems Inc. ..............        2,923
    13,670   Autodesk, Inc. ..................          622
    54,280   BMC Software, Inc.=..............        2,680
    40,361   Cabletron Systems, Inc.=.........        1,183
    39,828   Citrix Systems, Inc. ............        2,639
   120,366   Computer Associates International
               Inc. ..........................        7,124
    80,088   Compuware Corporation=...........        1,687
   104,731   Electronic Data Systems
               Corporation....................        6,722
    93,458   First Data Corporation...........        4,136
 1,157,185   Microsoft Corporation=...........      122,952
    72,596   Novell Inc.=.....................        2,078
   627,203   Oracle Corporation...............       48,961
    60,824   Parametric Technology
               Corporation=...................        1,281
    59,475   Peoplesoft, Inc.=................        1,190
     5,977   Shared Medical Systems
               Corporation....................          310
    87,298   VERITAS Software Corporation.....       11,436
   117,135   Yahoo! Inc. .....................       20,074
                                                 ----------
                                                    237,998
                                                 ----------

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             CONGLOMERATE -- 1.1%
    45,106   Dover Corporation................   $    2,159
    42,309   Rockwell International
               Corporation....................        1,769
   376,714   Tyco International Ltd. .........       18,789
   105,946   United Technologies
               Corporation....................        6,694
                                                 ----------
                                                     29,411
                                                 ----------
             CONSTRUCTION -- 0.2%
     8,925   Armstrong World Industries,
               Inc. ..........................          160
    13,220   Centex Corporation...............          315
    14,719   Crane Company....................          347
    17,050   Fluor Corporation................          529
    10,623   Kaufman & Broad Home
               Corporation....................          228
    99,702   Masco Corporation................        2,044
    12,138   Owens Corning....................          235
     9,641   Pulte Corporation................          201
    37,047   Sherwin-Williams Company.........          813
                                                 ----------
                                                      4,872
                                                 ----------
             CONTAINERS AND PACKAGING -- 0.2%
    25,175   Avery-Dennison Corporation.......        1,537
     6,693   Ball Corporation.................          231
    11,605   Bemis Company, Inc. .............          428
    28,922   Crown Cork & Seal Company,
               Inc. ..........................          463
    33,467   Owens-Illinois, Inc.=............          565
    38,213   Pactiv Corporation=..............          334
    18,648   Sealed Air Corporation=..........        1,013
    12,854   Tupperware Corporation...........          203
                                                 ----------
                                                      4,774
                                                 ----------
             COSMETICS AND TOILETRIES -- 1.5%
    12,321   Alberto-Culver Company, Class
               B..............................          293
    54,097   Avon Products, Inc. .............        1,572
   129,956   Colgate-Palmolive Company........        7,326
   239,215   Gillette Company.................        9,015
    23,477   International Flavors &
               Fragrances, Inc. ..............          823
   123,895   Kimberly-Clark Corporation.......        6,938
   293,496   Procter & Gamble Company.........       16,509
                                                 ----------
                                                     42,476
                                                 ----------
             DISTRIBUTION AND WHOLESALE --0.2%
    98,837   Costco Wholesale Corporation.....        5,195
    10,457   PerkinElmer, Inc. ...............          695
                                                 ----------
                                                      5,890
                                                 ----------
             DIVERSIFIED -- 0.4%
     5,977   Eastern Enterprises..............          358
    36,597   Fortune Brands Inc. .............          915
    88,996   Minnesota Mining & Manufacturing
               Company........................        7,882
    33,118   Textron Inc. ....................        2,016
                                                 ----------
                                                     11,171
                                                 ----------
             DRUGS -- 6.4%
    22,761   ALZA Corporation=................          855
   290,682   American Home Products
               Corporation....................       15,588
   227,211   Amgen Inc. ......................       13,945
    33,384   Biogen, Inc. ....................        2,333
   441,468   Bristol-Myers Squibb Company.....       25,495
   242,646   Eli Lilly and Company............       15,287
   520,041   Merck & Company, Inc.=...........       32,308

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                             MARCH 31, 2000

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             DRUGS -- (CONTINUED)
   141,478   Monsanto Company.................   $    7,286
   861,174   Pfizer Inc. .....................       31,487
   115,354   Pharmacia & Upjohn, Inc. ........        6,835
   327,013   Schering-Plough Corporation......       12,018
   191,046   Warner-Lambert Company...........       18,627
    21,263   Watson Pharmaceutical, Inc.=.....          844
                                                 ----------
                                                    182,908
                                                 ----------
             ELECTRIC POWER -- 1.2%
    46,055   AES Corporation=.................        3,627
    30,537   Ameren Corporation...............          945
    43,291   American Electric Power Inc. ....        1,291
    35,315   Carolina Power & Light Company...        1,155
    47,487   Central & South West
               Corporation....................          810
    35,432   CINergy Corporation..............          762
    25,791   CMS Energy Corporation...........          468
    49,268   Consolidated Edison, Inc. .......        1,429
    33,384   Constellation Energy.............        1,064
    53,115   Dominion Resources, Inc. ........        2,042
    81,587   Duke Energy Corporation..........        4,283
    55,079   Entergy Corporation..............        1,112
    51,949   FirstEnergy Corporation..........        1,071
    21,296   Florida Progress Corporation.....          977
    27,490   GPU, Inc. .......................          753
    25,791   New Century Energies, Inc. ......          775
    34,550   Northern States Power
               Corporation....................          687
    85,599   P G & E Corporation..............        1,798
    32,052   PPL Corporation..................          671
    48,736   Public Service Enterprise
               Group..........................        1,444
    65,969   Reliant Energy Inc. .............        1,546
   150,136   Southern Company.................        3,265
    61,590   Texas Utilities Company..........        1,828
                                                 ----------
                                                     33,803
                                                 ----------
             ELECTRICAL COMPONENTS -- 0.1%
    47,770   Conexant Systems Inc. ...........        3,392
                                                 ----------
             ELECTRICAL EQUIPMENT -- 0.3%
    96,139   Emerson Electric Company.........        5,083
    43,408   Molex Inc. ......................        2,550
    12,854   Thomas & Betts Corporation.......          363
    20,630   W.W. Grainger Inc. ..............        1,119
                                                 ----------
                                                      9,115
                                                 ----------
             ELECTRONICS -- 0.4%
    40,893   KLA-Tencor Corporation...........        3,445
    66,235   LSI Logic Corporation=...........        4,810
    10,457   Tektronix, Inc. .................          586
    38,029   Teradyne, Inc. ..................        3,128
                                                 ----------
                                                     11,969
                                                 ----------
             ENERGY -- 0.1%
    47,670   Coastal Corporation..............        2,193
    18,116   Columbia Energy Group............        1,073
                                                 ----------
                                                      3,266
                                                 ----------
             ENVIRONMENTAL -- 0.1%
    19,098   Johnson Controls Inc. ...........        1,032
    10,007   Millipore Corporation............          565
                                                 ----------
                                                      1,597
                                                 ----------

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             EXPLORATION AND DRILLING -- 0.1%
    47,970   Burlington Resources Inc. .......   $    1,775
    13,204   McDermott International Inc. ....          121
                                                 ----------
                                                      1,896
                                                 ----------
             FINANCIAL SERVICES -- 3.4%
    99,885   American Express Company.........       14,877
   162,457   Associates First Capital
               Corporation....................        3,483
    25,259   Bear Stearns Companies Inc. .....        1,152
    44,007   Capital One Financial
               Corporation....................        2,110
   182,887   Charles Schwab Corporation.......       10,390
    25,259   Countrywide Credit Industries,
               Inc. ..........................          688
   155,131   Freddie Mac......................        6,855
   104,881   Household International Inc. ....        3,913
    26,774   Lehman Brothers Holdings Inc. ...        2,597
    59,542   Marsh & McLennan Companies
               Inc. ..........................        6,568
   178,791   MBNA Corporation.................        4,559
    82,652   Merrill Lynch & Company Inc. ....        8,678
   248,506   Morgan Stanley Dean Witter &
               Company........................       20,269
    31,869   Paine Webber Group, Inc. ........        1,402
    31,686   Providian Financial
               Corporation....................        2,745
    35,432   SLM Holding Corporation..........        1,180
    62,389   Synovus Financial Corporation....        1,178
    26,691   T. Rowe Price Associates,
               Inc. ..........................        1,054
   128,807   Washington Mutual, Inc. .........        3,413
                                                 ----------
                                                     97,111
                                                 ----------
             FOOD PRODUCERS -- 1.3%
   135,501   Archer-Daniels-Midland Company...        1,406
    62,222   Bestfoods........................        2,913
    95,157   Campbell Soup Company............        2,926
   109,792   ConAgra Inc. ....................        1,990
    67,134   General Mills Inc. ..............        2,429
    79,172   H.J. Heinz Company...............        2,761
    30,886   Hershey Foods Corporation........        1,506
    90,428   Kellogg Company..................        2,317
    72,745   Nabisco Group Holdings
               Corporation....................          873
    29,904   Quaker Oats Company..............        1,813
    67,301   Ralston Purina Group.............        1,842
   202,618   Sara Lee Corporation.............        3,647
    73,395   SYSCO Corporation................        2,619
   127,458   Unilever NV......................        6,134
    25,708   Wm. Wrigley Jr. Company..........        1,975
                                                 ----------
                                                     37,151
                                                 ----------
             FOREST AND PAPER PRODUCTS -- 0.5%
    12,771   Boise Cascade Corporation........          444
    21,512   Champion International
               Corporation....................        1,146
    48,286   Fort James Corporation...........        1,062
    38,113   Georgia-Pacific Corporation......        1,508
    92,293   International Paper Company......        3,946
    23,743   Louisiana Pacific Corporation....          329
    22,944   Mead Corporation.................          802
     6,427   Potlatch Corporation.............          276
    12,404   Temple-Inland Inc. ..............          618
    22,311   Westvaco Corporation.............          745
    52,399   Weyerhaeuser Company.............        2,987
    24,909   Willamette Industries Inc. ......          999
                                                 ----------
                                                     14,862
                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                             MARCH 31, 2000

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             FURNITURE AND APPLIANCES -- 0.1%
    19,364   Black & Decker Corporation.......   $      727
    43,740   Leggett and Platt Incorporated...          940
    18,832   Maytag Corporation...............          624
    19,997   Stanley Works....................          527
    16,600   Whirlpool Corporation............          973
                                                 ----------
                                                      3,791
                                                 ----------
             HOUSEHOLD PRODUCTS -- 0.1%
    62,838   Newell Rubbermaid Inc. ..........        1,559
    52,748   The Clorox Company...............        1,714
                                                 ----------
                                                      3,273
                                                 ----------
             INSURANCE -- 2.6%
    31,869   Aetna Life and Casualty
               Company........................        1,775
    59,358   Aflac, Inc. .....................        2,704
   179,591   Allstate Corporation.............        4,277
    55,163   American General Corporation.....        3,096
   345,262   American International Group,
               Inc. ..........................       37,806
    57,211   Aon Corporation..................        1,845
    39,278   Chubb Corporation................        2,654
    37,580   CIGNA Corporation................        2,847
    36,597   Cincinnati Financial
               Corporation....................        1,377
    73,012   Conseco Inc. ....................          835
    49,452   Hartford Financial Services
               Group, Inc. ...................        2,609
    23,294   Jefferson-Pilot Corporation......        1,551
    43,640   Lincoln National Corporation
               Ltd. ..........................        1,462
    23,743   Loews Corporation................        1,187
    22,228   MBIA Inc. .......................        1,157
    23,560   MGIC Investment Corporation......        1,028
    16,334   Progressive Corporation..........        1,242
    29,005   SAFECO Corporation...............          770
    50,700   The St. Paul Companies, Inc. ....        1,730
    29,371   Torchmark Corporation............          679
    53,464   UnumProvident Corporation........          909
                                                 ----------
                                                     73,540
                                                 ----------
             INTERNET -- 1.2%
   507,553   America Online Inc. .............       34,133
                                                 ----------
             MACHINERY AND EQUIPMENT -- 0.5%
     5,178   Briggs & Stratton Corporation....          213
    79,356   Caterpillar Inc. ................        3,130
    21,063   Cooper Industries Inc. ..........          737
     9,191   Cummins Engine Company, Inc. ....          345
    52,215   Deere & Company..................        1,984
    66,951   Illinois Tool Works, Inc. .......        3,699
    36,514   Ingersoll-Rand Company...........        1,616
     8,209   Milacron Inc. ...................          119
     1,782   NACCO Industries Inc., Class A...           85
    27,673   Pall Corporation.................          621
    24,992   Parker Hannifin Corporation......        1,032
    34,850   Thermo Electron Corporation=.....          710
    13,753   Timken Company...................          223
                                                 ----------
                                                     14,514
                                                 ----------

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             MANUFACTURING -- 4.4%
    57,843   Corning Inc. ....................   $   11,222
    31,519   Danaher Corporation..............        1,607
   730,269   General Electric Company=........      113,330
                                                 ----------
                                                    126,159
                                                 ----------
             MEDIA -- 3.2%
   169,800   CBS Corporation=.................        9,615
    75,426   Clear Channel Communications,
               Inc.=..........................        5,209
   206,398   Comcast Corporation, Class A.....        8,953
   136,317   MediaOne Group, Inc.=............       11,042
   286,553   Time Warner Inc. ................       28,655
   155,414   Viacom Inc., Class B.............        8,198
   461,165   Walt Disney Company..............       19,081
                                                 ----------
                                                     90,753
                                                 ----------
             MEDICAL PRODUCTS AND SUPPLIES --
               2.5%
   342,182   Abbott Laboratories..............       12,041
    29,122   Allergan, Inc. ..................        1,456
    12,854   Bausch & Lomb Inc. ..............          671
    64,347   Baxter International Inc. .......        4,052
    55,979   Becton Dickinson & Company.......        1,473
    24,926   Biomet, Inc. ....................          907
    92,476   Boston Scientific
               Corporation=...................        1,971
    11,173   C.R. Bard, Inc. .................          432
    62,755   Cardinal Health, Inc. ...........        2,879
    68,300   Guidant Corporation=.............        4,017
   309,863   Johnson & Johnson................       21,710
   265,524   Medtronic, Inc. .................       13,658
    45,805   PE Corp-PE Biosystems Group......        4,420
    18,582   St. Jude Medical Inc.=...........          480
                                                 ----------
                                                     70,167
                                                 ----------
             MEDICAL SERVICES -- 0.4%
   125,594   Columbia/HCA Healthcare
               Corporation....................        3,179
    62,838   McKessan HBOC, Inc. .............        1,320
    86,132   HEALTHSOUTH Corporation=.........          479
    37,313   Humana Inc.=.....................          273
    23,027   Manor Care, Inc.=................          311
    69,532   Tenet Healthcare Corporation.....        1,599
    37,846   United Healthcare Corporation....        2,257
    14,103   Wellpoint Health Networks
               Inc.=..........................          985
                                                 ----------
                                                     10,403
                                                 ----------
             METALS AND MINING -- 0.5%
    48,836   Alcan Aluminium Ltd. ............        1,654
    82,119   Alcoa Inc. ......................        5,769
     3,909   Arch Coal, Inc. .................           27
    87,015   Barrick Gold Corporation.........        1,365
    36,414   Freeport-McMoran Copper &
               Gold, Inc.=....................          439
    56,862   Homestake Mining Company.........          341
    42,841   Inco Limited=....................          785
    37,230   Newmont Mining Corporation.......          835
    41,776   Niagara Mohawk Holdings Inc.=....          564
    19,547   Nucor Corporation................          977
    18,116   Phelps Dodge Corporation.........          861
    71,747   Placer Dome Inc. ................          583

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                             MARCH 31, 2000

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             METALS AND MINING -- (CONTINUED)
    14,103   Reynolds Metals Company..........   $      943
    19,879   Worthington Industries, Inc. ....          246
                                                 ----------
                                                     15,389
                                                 ----------
             NETWORKING EQUIPMENT AND PRODUCTS -- 6.0%
    76,159   3Com Corporation++...............        4,236
    66,785   ADC Telecommunications, Inc. ....        3,598
 1,521,095   Cisco Systems, Inc. .............      117,601
    16,967   Comverse Technology, Inc.++......        3,207
   708,956   Lucent Technologies, Inc. .......       43,069
                                                 ----------
                                                    171,711
                                                 ----------
             OFFICE EQUIPMENT -- 0.2%
    33,301   IKON Office Solutions, Inc. .....          206
   148,005   Xerox Corporation................        3,848
                                                 ----------
                                                      4,054
                                                 ----------
             OIL -- DOMESTIC -- 0.7%
    19,764   Amerada Hess Corporation.........        1,277
    15,884   Ashland Inc. ....................          531
    71,946   Atlantic Richfield Company.......        6,115
   139,530   Conoco, Inc. ....................        3,575
    21,329   Kerr-McGee Corporation...........        1,232
    81,953   Occidental Petroleum
               Corporation....................        1,701
    55,995   Phillips Petroleum Company.......        2,590
    20,080   Sunoco, Inc. ....................          550
    54,014   Unocal Corporation...............        1,607
    69,265   USX-Marathon Group Inc. .........        1,805
                                                 ----------
                                                     20,983
                                                 ----------
             OIL -- INTERNATIONAL -- 3.8%
    27,973   Anadarko Petroleum Corporation...        1,082
   146,140   Chevron Corporation..............       13,509
   767,899   Exxon Mobil Corporation++........       59,752
   476,850   Royal Dutch Petroleum Company....       27,449
   123,362   Texaco Inc. .....................        6,615
    55,646   Union Pacific Resources Group
               Inc. ..........................          807
                                                 ----------
                                                    109,214
                                                 ----------
             OIL AND GAS -- 0.0%+
    25,109   Apache Corporation...............        1,249
                                                 ----------
             OIL FIELD SERVICES & EQUIPMENT -- 0.7%
    73,378   Baker Hughes Inc. ...............        2,220
    98,370   Halliburton Company..............        4,033
    20,363   Rowan Companies, Inc.++..........          599
   122,314   Schlumberger Ltd. ...............        9,357
    45,605   Sempra Energy....................          764
    31,802   Tosco Corporation................          968
    46,504   Transocean Sedco Forex Inc. .....        2,386
                                                 ----------
                                                     20,327
                                                 ----------
             PHOTO AND OPTICAL -- 0.2%
    70,431   Eastman Kodak Company............        3,825
     9,907   Polaroid Corporation.............          235
                                                 ----------
                                                      4,060
                                                 ----------

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             PRINTING AND PUBLISHING -- 0.6%
    14,452   American Greetings Corporation,
               Class A........................   $      264
    16,417   Deluxe Corporation...............          435
    19,747   Dow Jones & Company Inc. ........        1,418
    35,549   Dun & Bradstreet Corporation.....        1,018
    62,039   Gannett Company, Inc. ...........        4,366
    15,884   Harcourt General Inc. ...........          592
     7,160   Jostens Inc. ....................          175
    18,748   Knight-Ridder Inc. ..............          955
    43,740   McGraw-Hill Companies, Inc. .....        1,990
    11,422   Meredith Corporation.............          316
    38,029   New York Times Company, Class
               A..............................        1,633
    28,206   R.R. Donnelley & Sons Company....          591
    13,304   The Times Mirror Company, Class
               A..............................        1,236
    52,931   Tribune Company..................        1,935
                                                 ----------
                                                     16,924
                                                 ----------
             PROFESSIONAL SERVICES -- 0.2%
    55,429   Franklin Resources, Inc. ........        1,853
    21,962   H & R Block, Inc. ...............          983
    62,322   Interpublic Group Companies,
               Inc. ..........................        2,945
                                                 ----------
                                                      5,781
                                                 ----------
             RECREATION -- 0.4%
    20,530   Brunswick Corporation............          389
   137,548   Carnival Corporation.............        3,413
    33,567   Harley-Davidson Inc. ............        2,664
    28,655   Harrah's Entertainment Inc.++....          532
    41,128   Hasbro, Inc. ....................          679
    93,808   Mattel, Inc. ....................          979
    43,108   Mirage Resorts, Inc.++...........          835
    28,655   Sabre Holdings Corporation++.....        1,058
                                                 ----------
                                                     10,549
                                                 ----------
             RESTAURANTS AND LODGING -- 0.7%
   157,546   Cendant Corporation++............        2,915
    28,239   Darden Restaurants Inc. .........          503
    82,303   Hilton Hotels Corporation........          638
    55,346   Marriott International Inc.,
               Class A........................        1,743
   301,388   McDonald's Corporation...........       11,321
    33,650   Tricon Global Restaurants
               Inc.++.........................        1,045
    26,358   Wendy's International Inc. ......          532
                                                 ----------
                                                     18,697
                                                 ----------
             RETAIL -- FOOD -- 0.4%
    94,441   Albertson's Inc. ................        2,928
   113,455   Safeway, Inc.++..................        5,134
    31,153   Supervalu Inc. ..................          590
     7,993   The Great Atlantic & Pacific Tea
               Company, Inc. .................          156
   186,101   The Kroger Company...............        3,268
    32,335   Winn-Dixie Stores Inc. ..........          629
                                                 ----------
                                                     12,705
                                                 ----------
             RETAIL -- GENERAL -- 2.6%
    24,726   Consolidated Stores
               Corporation++..................          281
    23,477   Dillards, Inc., Class A..........          386
    58,826   Dollar General Corporation.......        1,581
    46,771   Federated Department Stores,
               Inc.++.........................        1,953
    58,110   J.C. Penney Company, Inc. .......          864
   108,627   K Mart Corporation++.............        1,052

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                             MARCH 31, 2000

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             RETAIL -- GENERAL -- (CONTINUED)
    74,177   May Department Stores Company....   $    2,114
    84,351   Sears, Roebuck and Company.......        2,604
    97,571   Target Corporation...............        7,293
    53,464   Toys R Us, Inc.=.................          792
   990,631   Wal-Mart Stores, Inc. ...........       54,980
                                                 ----------
                                                     73,900
                                                 ----------
             RETAIL -- SPECIALTY -- 2.7%
    31,336   Bed Bath & Beyond, Inc.=.........        1,234
    45,522   Best Buy Company, Inc.=..........        3,915
    45,256   Circuit City Stores - Circuit
               City Group.....................        2,755
    87,298   CVS Corporation..................        3,279
   189,431   Gap Inc. ........................        9,436
   512,016   Home Depot Inc. .................       33,025
    36,248   Kohls Corporation=...............        3,715
    47,853   Limited Inc. ....................        2,016
     8,575   Longs Drug Stores Corporation....          195
    85,167   Lowe's Companies Inc. ...........        4,972
    29,987   Nordstrom Inc. ..................          885
    73,461   Office Depot, Inc. ..............          849
    57,760   Rite Aid Corporation.............          318
   104,714   Staples Inc.=....................        2,094
    43,024   Tandy Corporation................        2,183
    69,182   TJX Companies Inc. ..............        1,535
   223,814   Walgreen Company.................        5,763
                                                 ----------
                                                     78,169
                                                 ----------
             SEMICONDUCTORS -- 6.8%
    32,851   Advanced Micro Devices=..........        1,875
    77,757   Analog Devices, Inc. ............        6,264
   170,333   Applied Materials, Inc. .........       16,054
   742,990   Intel Corporation................       98,028
    69,898   Linear Technology Corporation....        3,844
    60,174   Micron Technology, Inc.=.........        7,582
   157,762   Motorola, Inc. ..................       22,461
    38,129   National Semiconductor
               Corporation=...................        2,312
   180,873   Texas Instruments Inc. ..........       28,940
    71,513   Xilinx, Inc. ....................        5,922
                                                 ----------
                                                    193,282
                                                 ----------
             STEEL -- 0.0%+
    20,879   Allegheny Technologies Inc. .....          419
    29,188   Bethlehem Steel Corporation=.....          175
    19,731   USX - U.S. Steel Group Inc. .....          493
                                                 ----------
                                                      1,087
                                                 ----------
             TELECOMMUNICATIONS -- 2.8%
    17,700   Andrew Corporation=..............          405
   169,234   Global Crossing, Ltd.=...........        6,928
   321,253   Nortel Networks Corporation......       40,478
   164,189   QUALCOMM Inc. ...................       24,515
    35,082   Scientific-Atlanta, Inc. ........        2,226
    89,546   Tellabs, Inc. ...................        5,640
                                                 ----------
                                                     80,192
                                                 ----------
             TOBACCO -- 0.4%
   527,799   Philip Morris Companies Inc. ....       11,150
    38,113   UST Inc. ........................          596
                                                 ----------
                                                     11,746
                                                 ----------

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             TRANSPORTATION -- 0.6%
    33,367   AMR Corporation=.................   $    1,064
   101,933   Burlington Northern Santa Fe
               Inc. ..........................        2,255
    48,736   CSX Corporation..................        1,145
    28,738   Delta Air Lines, Inc. ...........        1,530
    64,620   FedEx Corporation=...............        2,520
    24,726   Kansas City Southern
               Industries.....................        2,125
    85,250   Norfolk Southern Corporation.....        1,225
   112,556   Southwest Airlines Company.......        2,343
    55,429   Union Pacific Corporation........        2,169
    15,968   US Airways Group Inc.=...........          444
                                                 ----------
                                                     16,820
                                                 ----------
             TRUCKING AND SHIPPING -- 0.0%+
    14,369   Ryder System Inc. ...............          326
                                                 ----------
             UTILITIES -- ELECTRIC -- 0.3%
    32,318   DTE Energy Company...............          937
    77,474   Edison International.............        1,283
    39,994   FPL Group Inc. ..................        1,842
    41,426   PECO Energy Company..............        1,528
    18,915   Pinnacle West Capital
               Corporation....................          533
    48,552   Unicom Corporation...............        1,772
                                                 ----------
                                                      7,895
                                                 ----------
             UTILITIES -- NATURAL GAS -- 0.7%
    50,967   El Paso Energy Corporation.......        2,058
   159,427   Enron Corporation................       11,937
    10,440   NICOR Inc. ......................          344
     6,877   Oneok Inc. ......................          172
     7,859   Peoples Energy Corporation.......          216
    96,938   Williams Companies, Inc. ........        4,259
                                                 ----------
                                                     18,986
                                                 ----------
             UTILITIES -- TELEPHONE -- 7.3%
    69,981   ALLTEL Corporation...............        4,413
   711,004   AT&T Corporation.................       39,994
   345,578   Bell Atlantic Corporation........       21,123
   418,790   BellSouth Corporation............       19,683
    31,153   CenturyTel, Inc. ................        1,157
   216,388   GTE Corporation..................       15,364
   631,465   MCI Worldcom, Inc.=..............       28,613
    81,237   Nextel Communications, Inc.=.....       12,043
   759,440   SBC Communications Inc. .........       31,896
   193,245   Sprint Corporation (FON Group)...       12,174
   192,012   Sprint Corporation (PCS Group)...       12,541
   112,407   U.S. West Inc. ..................        8,164
                                                 ----------
                                                    207,165
                                                 ----------
             WASTE MANAGEMENT -- 0.1%
    42,125   Allied Waste Industries,
               Inc.=..........................          276
   138,264   Waste Management, Inc. ..........        1,892
                                                 ----------
                                                      2,168
                                                 ----------
             TOTAL COMMON STOCKS
             (Cost $562,383)..................    2,835,047
                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations LargeCap Index Fund
  STATEMENT OF NET ASSETS (CONTINUED)                             MARCH 31, 2000

                                                   VALUE
  SHARES                                           (000)
-----------------------------------------------------------
             RIGHTS -- 0.0%+
             (Cost $0)++
         4   United States Surgical
               Rights++.......................   $        0
                                                 ----------


SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 2.5%
          (Cost $70,484)
 70,484   Nations Cash Reserves#...............   $   70,484
                                                  ----------
          TOTAL INVESTMENTS
          (Cost $2,318,193*)............  101.8%   2,905,531
                                                  ----------
          OTHER ASSETS AND
            LIABILITIES (NET)...........  (1.8)%
          Receivable for investment securities
            sold...............................   $       27
          Receivable for Fund shares sold......        5,466
          Dividends receivable.................          996
          Interest receivable..................           98
          Receivable for variation margin......          157
          Other assets.........................            5
          Collateral on securities loaned......      (48,021)
          Payable for Fund shares redeemed.....       (2,250)
          Investment advisory fee payable......          (57)
          Administration fee payable...........         (219)
          Shareholder servicing and
            distribution fees payable..........           (6)
          Payable for investment securities
            purchased..........................       (6,181)
          Accrued Trustees'/Directors' fees and
            expenses...........................          (42)
          Accrued expenses and other
            liabilities........................          (75)
                                                  ----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)..............................      (50,102)
                                                  ----------
          NET ASSETS....................  100.0%  $2,855,429
                                                  ==========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income.............................   $       63
          Accumulated net realized loss on
            investments sold and futures
            contracts..........................       (7,097)
          Net unrealized appreciation of
            investments and futures
            contracts..........................      588,862
          Paid-in capital......................    2,273,601
                                                  ----------
          NET ASSETS...........................   $2,855,429
                                                  ==========

                                                    VALUE
------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($2,826,485,857 / 97,797,542 shares
            outstanding).......................       $28.90
                                                      ------
                                                      ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($28,942,916 / 1,006,475
            shares outstanding)................       $28.76
                                                      ------
                                                      ------
          Maximum sales charge.................        5.75%
          Maximum offering price per share.....       $30.52

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $583,054 on investment securities was comprised of gross appreciation of $618,075 and gross depreciation of $35,021 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $2,322,477.

 ++ Non-income producing security.

 ++ Security segregated as collateral for futures contracts.

 + Amount represents less than 0.1%.

++ Amount represents less than $500.

H Affiliated Security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $48,021.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Growth & Income Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
                                                     (000)
------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.3%
            Investment in Nations Master
              Investment Trust, Marsico Growth &
              Income Master Portfolio*...........   $624,979
                                                    --------
            TOTAL INVESTMENTS.............   99.3%   624,979
                                                    --------
            OTHER ASSETS AND
              LIABILITIES (NET)...........    0.7%
            Receivable for Fund shares sold......   $  6,025
            Payable for Fund shares redeemed.....     (1,134)
            Administration fee payable...........        (68)
            Shareholder servicing and
              distribution fees payable..........       (337)
            Accrued Trustees'/Directors' fees and
              expenses...........................        (18)
            Accrued expenses and other
              liabilities........................       (168)
                                                    --------
            TOTAL OTHER ASSETS
              AND LIABILITIES (NET)..............      4,300
                                                    --------
            NET ASSETS....................  100.0%  $629,279
                                                    ========
            NET ASSETS CONSIST OF:
            Net investment loss..................   $     (3)
            Accumulated net realized gain on
              investment.........................      1,001
            Net unrealized appreciation of
              investment.........................    161,460
            Paid-in capital......................    466,821
                                                    --------
            NET ASSETS...........................   $629,279
                                                    ========
            PRIMARY A SHARES:
              Net asset value, offering and
              redemption price per share
              ($113,028,340 / 5,229,260 shares
              outstanding).......................     $21.61
                                                      ------
                                                      ------
            INVESTOR A SHARES:
              Net asset value and redemption
              price per share
              ($175,859,367 / 8,135,651 shares
              outstanding).......................     $21.62
                                                      ------
                                                      ------
            Maximum sales charge..........             5.75%
            Maximum offering price per share.....     $22.94
            INVESTOR B SHARES:
              Net asset value and offering price
              per share+
              ($305,606,900 / 14,341,722 shares
              outstanding).......................     $21.31
                                                      ------
                                                      ------
            INVESTOR C SHARES:
              Net asset value and offering price
              per share+ ($34,784,695 / 1,630,350
              shares outstanding)................     $21.34
                                                      ------
                                                      ------

---------------

* The financial statements of the Nations Marsico Growth & Income Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Nations Marsico Growth & Income Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Blue Chip Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
                                                    (000)
-----------------------------------------------------------
          INVESTMENT COMPANIES -- 100.2%
          Investment in Nations Master
            Investment Trust, Blue Chip Master
            Portfolio*..........................   $995,592
                                                   --------
          TOTAL INVESTMENTS..............  100.2%   995,592
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................   (0.2%)
          Receivable for Fund shares sold.......   $  1,361
          Payable for Fund shares redeemed......     (3,394)
          Administration fee payable............       (176)
          Shareholder servicing and distribution
            fees payable........................       (160)
          Accrued Trustees'/Directors' fees and
            expenses............................        (13)
          Accrued expenses and other
            liabilities.........................       (100)
                                                   --------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)...................     (2,482)
                                                   --------
          NET ASSETS.....................  100.0%  $993,110
                                                   ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $     71
          Accumulated net realized gain on
            investment..........................     60,070
          Net unrealized appreciation of
            investment..........................    290,822
          Paid-in capital.......................    642,147
                                                   --------
          NET ASSETS............................   $993,110
                                                   ========
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($36,392,959 / 974,833 shares
            outstanding)........................     $37.33
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($394,070,335 / 10,583,038
            shares outstanding).................     $37.24
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $39.51
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($75,538,142 / 2,052,408
            shares outstanding).................     $36.80
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($17,123,237 / 466,499 shares
            outstanding)........................     $36.71
                                                     ------
                                                     ------
          SEAFIRST SHARES:
          Net asset value, offering and
            redemption price per share
            ($469,985,190 / 14,517,114 shares
            outstanding)........................     $32.37
                                                     ------
                                                     ------

---------------

* The financial statements of the Blue Chip Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Blue Chip Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 96.6%
          AEROSPACE AND DEFENSE -- 1.0%
167,075   Honeywell International Inc. .........   $  8,803
                                                   --------
          BANKING -- 3.1%
333,025   Citigroup Inc. .......................     19,753
108,350   Northern Trust Corporation............      7,320
                                                   --------
                                                     27,073
                                                   --------
          BEVERAGES -- 0.8%
140,100   Coca-Cola Company.....................      6,576
                                                   --------
          CHEMICALS -- BASIC -- 0.7%
113,900   E.I. duPont de Nemours and Company....      6,022
                                                   --------
          COMPUTER RELATED -- 7.3%
246,075   Dell Computer Corporation++...........     13,273
125,250   EMC Corporation.......................     15,656
158,275   International Business Machines
            Corporation.........................     18,676
174,275   Sun Microsystems, Inc. ...............     16,330
                                                   --------
                                                     63,935
                                                   --------
          COMPUTER SOFTWARE -- 5.6%
 55,400   BMC Software, Inc.++..................      2,735
370,075   Microsoft Corporation++...............     39,321
 43,100   Phone.com, Inc. ......................      7,031
                                                   --------
                                                     49,087
                                                   --------
          CONGLOMERATE -- 1.6%
279,225   Tyco International Ltd. ..............     13,926
                                                   --------
          CONTAINERS AND PACKAGING -- 0.8%
120,775   Avery-Dennison Corporation............      7,375
                                                   --------
          COSMETICS AND TOILETRIES -- 0.6%
 93,250   Procter & Gamble Company..............      5,245
                                                   --------
          DISTRIBUTION AND WHOLESALE -- 1.1%
183,425   Costco Wholesale Corporation..........      9,641
                                                   --------
          DRUGS -- 7.7%
287,650   Amgen Inc. ...........................     17,654
218,625   Bristol-Myers Squibb Company..........     12,626
120,725   Eli Lilly and Company.................      7,606
131,750   Merck & Company, Inc. ................      8,185
392,075   Pfizer Inc. ..........................     14,335
184,275   Schering-Plough Corporation...........      6,772
                                                   --------
                                                     67,178
                                                   --------
          ELECTRIC POWER -- 1.0%
114,675   AES Corporation++.....................      9,031
                                                   --------
          ELECTRICAL EQUIPMENT -- 0.8%
128,975   Emerson Electric Company..............      6,820
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          ENERGY -- 1.3%
243,925   Coastal Corporation...................   $ 11,221
                                                   --------
          FINANCIAL SERVICES -- 5.1%
144,825   Charles Schwab Corporation............      8,228
180,500   Freddie Mac...........................      7,976
147,550   Merrill Lynch & Company Inc. .........     15,492
157,375   Morgan Stanley Dean Witter &
            Company.............................     12,836
                                                   --------
                                                     44,532
                                                   --------
          INSURANCE -- 2.0%
160,900   American International Group, Inc. ...     17,619
                                                   --------
          MACHINERY AND EQUIPMENT -- 1.5%
117,100   Illinois Tool Works, Inc. ............      6,470
143,725   Ingersoll-Rand Company................      6,360
                                                   --------
                                                     12,830
                                                   --------
          MANUFACTURING -- 3.8%
214,075   General Electric Company..............     33,222
                                                   --------
          MEDIA -- 3.2%
129,375   Clear Channel Communications,
            Inc.++..............................      8,935
185,600   Time Warner Inc. .....................     18,560
                                                   --------
                                                     27,495
                                                   --------
          MEDICAL PRODUCTS AND SUPPLIES -- 2.8%
194,800   Abbott Laboratories...................      6,855
153,725   Guidant Corporation++.................      9,040
123,100   Johnson & Johnson.....................      8,625
                                                   --------
                                                     24,520
                                                   --------
          NETWORKING EQUIPMENT AND PRODUCTS --
            9.1%
 90,800   3Com Corporation++....................      5,051
 48,900   CIENA Corporation++...................      6,168
548,250   Cisco Systems, Inc. ..................     42,386
192,350   Lucent Technologies, Inc. ............     11,685
 62,600   Nokia Corporation, Class A, ADR.......     13,599
                                                   --------
                                                     78,889
                                                   --------
          OIL -- INTERNATIONAL -- 2.4%
106,100   BP Amoco plc, ADR.....................      5,630
195,200   Exxon Mobil Corporation...............     15,189
                                                   --------
                                                     20,819
                                                   --------
          OIL FIELD SERVICES & EQUIPMENT -- 1.0%
115,900   Schlumberger Ltd......................      8,866
                                                   --------
          PRINTING AND PUBLISHING -- 1.0%
 83,900   McGraw-Hill Companies, Inc. ..........      3,817
136,625   Tribune Company.......................      4,996
                                                   --------
                                                      8,813
                                                   --------
          PROFESSIONAL SERVICES -- 1.0%
181,725   Interpublic Group Companies, Inc. ....      8,587
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          RESTAURANTS AND LODGING -- 0.5%
144,000   Marriott International Inc., Class
            A...................................   $  4,536
                                                   --------
          RETAIL -- FOOD -- 0.6%
107,800   Safeway, Inc.++.......................      4,878
                                                   --------
          RETAIL -- GENERAL -- 2.4%
378,125   Wal-Mart Stores, Inc. ................     20,986
                                                   --------
          RETAIL -- SPECIALTY -- 5.4%
 85,000   Best Buy Company, Inc.++..............      7,310
194,550   Gap Inc. .............................      9,691
206,450   Home Depot Inc. ......................     13,316
 95,050   Lowe's Companies Inc. ................      5,549
118,200   Tandy Corporation.....................      5,999
219,825   Walgreen Company......................      5,660
                                                   --------
                                                     47,525
                                                   --------
          SEMICONDUCTORS -- 8.8%
287,825   Intel Corporation.....................     37,974
189,950   Linear Technology Corporation.........     10,447
 93,850   Texas Instruments Inc. ...............     15,016
152,600   Xilinx, Inc...........................     12,637
                                                   --------
                                                     76,074
                                                   --------
          TELECOMMUNICATIONS -- 4.6%
 46,000   Nortel Networks Corporation...........      5,796
118,750   QUALCOMM Inc. ........................     17,730
207,000   Qwest Communications International,
            Inc. ...............................     10,040
152,600   Western Wireless Corporation++........      6,991
                                                   --------
                                                     40,557
                                                   --------
          TRANSPORTATION -- 0.5%
117,200   FedEx Corporation++...................      4,571
                                                   --------
          UTILITIES -- TELEPHONE -- 7.5%
257,975   AT&T Corporation......................     14,511
106,275   BellSouth Corporation.................      4,995
376,675   MCI Worldcom, Inc.++..................     17,068
128,900   Nextel Communications, Inc.++.........     19,110
151,175   Sprint Corporation (FON Group)........      9,524
                                                   --------
                                                     65,208
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $646,823).......................    842,460
                                                   --------

SHARES                                              VALUE
(000)                                               (000)
-----------------------------------------------------------
         INVESTMENT COMPANIES -- 4.1%
         (Cost $35,751)
35,751   Nations Cash Reserves#.................   $ 35,751
                                                   --------
         TOTAL INVESTMENTS
         (Cost $682,574*)...............   100.7%   878,211
                                                   --------
         OTHER ASSETS AND LIABILITIES
           (NET)........................    (0.7)%
         Cash...................................   $      1
         Receivable for investment securities
           sold.................................      6,504
         Receivable for Fund shares sold........      3,114
         Dividends receivable...................        347
         Interest receivable....................        164
         Payable for Fund shares redeemed.......     (2,247)
         Investment advisory fee payable........       (448)
         Administration fee payable.............       (159)
         Shareholder servicing and distribution
           fees payable.........................         (6)
         Payable for investment securities
           purchased............................    (13,104)
         Accrued Trustees'/Directors' fees and
           expenses.............................        (13)
         Accrued expenses and other
           liabilities..........................        (98)
                                                   --------
         TOTAL OTHER ASSETS AND LIABILITIES
           (NET)................................     (5,945)
                                                   --------
         NET ASSETS.....................   100.0%  $872,266
                                                   ========
         NET ASSETS CONSIST OF:
         Accumulated net realized gain on
           investments sold.....................   $  1,377
         Net unrealized appreciation of
           investments..........................    195,637
         Paid-in capital........................    675,252
                                                   --------
         NET ASSETS.............................   $872,266
                                                   ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Strategic Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


                                                    VALUE
-----------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and
           redemption price per share
           ($860,124,218 / 50,519,008 shares
           outstanding).........................     $17.03
                                                     ------
                                                     ------
         INVESTOR A SHARES:
         Net asset value and redemption price
           per share ($5,502,619 / 324,031
           shares outstanding)..................     $16.98
                                                     ------
                                                     ------
         Maximum sales charge...................      5.75%
         Maximum offering price per share.......     $18.02
         INVESTOR B SHARES:
         Net asset value and offering price per
           share+
           ($4,933,808 / 291,894 shares
           outstanding).........................     $16.90
                                                     ------
                                                     ------
         INVESTOR C SHARES:
         Net asset value and offering price per
           share+
           ($1,705,581 / 100,825 shares
           outstanding).........................     $16.92
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $195,637 on investment securities was comprised of gross appreciation of $217,809 and gross depreciation of $22,172 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $682,574.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
  STATEMENT OF NET ASSETS                                         MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
------------------------------------------------------------
          COMMON STOCKS -- 99.0%
          BANKING -- 2.6%
 91,170   Chase Manhattan Corporation..........   $    7,949
 84,700   Citigroup Inc. ......................        5,024
204,315   Fannie Mae...........................       11,531
                                                  ----------
                                                      24,504
                                                  ----------
          BEVERAGES -- 1.5%
412,135   PepsiCo, Inc. .......................       14,244
                                                  ----------
          COMPUTER RELATED -- 11.3%
344,605   Dell Computer Corporation++..........       18,587
264,890   EMC Corporation......................       33,111
125,570   International Business Machines
            Corporation........................       14,817
447,425   Sun Microsystems, Inc. ..............       41,926
                                                  ----------
                                                     108,441
                                                  ----------
          COMPUTER SOFTWARE -- 8.7%
623,285   Compuware Corporation++..............       13,128
354,830   Microsoft Corporation++..............       37,701
418,360   Oracle Corporation...................       32,658
                                                  ----------
                                                      83,487
                                                  ----------
          CONGLOMERATE -- 4.8%
617,160   Tyco International Ltd. .............       30,781
243,615   United Technologies Corporation......       15,393
                                                  ----------
                                                      46,174
                                                  ----------
          DISTRIBUTION AND WHOLESALE -- 0.5%
 95,000   Costco Wholesale Corporation.........        4,993
                                                  ----------
          DRUGS -- 9.9%
182,320   American Home Products Corporation...        9,777
153,575   Bristol-Myers Squibb Company.........        8,869
606,900   Elan Corporation ADR.................       28,828
126,665   Merck & Company, Inc. ...............        7,869
211,830   Pfizer Inc. .........................        7,745
244,840   Schering-Plough Corporation..........        8,998
234,495   Warner-Lambert Company...............       22,863
                                                  ----------
                                                      94,949
                                                  ----------
          ELECTRICAL EQUIPMENT -- 0.8%
144,000   Emerson Electric Company.............        7,614
                                                  ----------
          FINANCIAL SERVICES -- 4.3%
366,170   Capital One Financial Corporation....       17,553
212,760   Household International Inc. ........        7,939
618,590   MBNA Corporation.....................       15,774
                                                  ----------
                                                      41,266
                                                  ----------
          HOUSEHOLD PRODUCTS -- 0.7%
214,510   The Clorox Company...................        6,972
                                                  ----------
          INSURANCE -- 1.4%
124,762   American International Group,
            Inc. ..............................       13,661
                                                  ----------

                                                    VALUE
SHARES                                              (000)
------------------------------------------------------------
          INTERNET -- 2.3%
329,760   America Online Inc. .................   $   22,176
                                                  ----------
          MANUFACTURING -- 4.2%
257,090   General Electric Company.............       39,897
                                                  ----------
          MEDIA -- 3.4%
166,475   CBS Corporation++....................        9,427
140,000   Clear Channel Communications,
            Inc.++.............................        9,669
135,445   Time Warner Inc. ....................       13,544
                                                  ----------
                                                      32,640
                                                  ----------
          MEDICAL PRODUCTS AND SUPPLIES -- 4.3%
140,250   Baxter International Inc. ...........        8,792
197,205   Guidant Corporation++................       11,598
403,825   Medtronic, Inc. .....................       20,772
                                                  ----------
                                                      41,162
                                                  ----------
          NETWORKING EQUIPMENT AND PRODUCTS --
            10.3%
611,770   Cisco Systems, Inc. .................       47,298
404,377   Lucent Technologies, Inc. ...........       24,566
125,400   Nokia Corporation, Class A, ADR......       27,243
                                                  ----------
                                                      99,107
                                                  ----------
          OIL -- INTERNATIONAL -- 0.7%
 88,900   Exxon Mobil Corporation..............        6,918
                                                  ----------
          OIL FIELD SERVICES & EQUIPMENT --2.1%
246,955   Halliburton Company..................       10,125
127,185   Schlumberger Ltd. ...................        9,730
                                                  ----------
                                                      19,855
                                                  ----------
          RETAIL -- FOOD -- 0.6%
120,025   Safeway, Inc.++......................        5,431
                                                  ----------
          RETAIL -- GENERAL -- 2.6%
224,405   Target Corporation...................       16,774
147,000   Wal-Mart Stores, Inc. ...............        8,159
                                                  ----------
                                                      24,933
                                                  ----------
          RETAIL -- SPECIALTY -- 7.0%
111,010   Best Buy Company, Inc.++.............        9,547
391,365   Circuit City Stores - Circuit City
            Group..............................       23,824
285,935   CVS Corporation......................       10,740
163,035   Home Depot Inc. .....................       10,516
220,840   Lowe's Companies Inc. ...............       12,892
                                                  ----------
                                                      67,519
                                                  ----------
          SEMICONDUCTORS -- 6.7%
307,310   Intel Corporation....................       40,546
101,718   Motorola, Inc. ......................       14,482
114,200   Xilinx, Inc. ........................        9,457
                                                  ----------
                                                      64,485
                                                  ----------
          TELECOMMUNICATIONS -- 4.4%
207,655   Nortel Networks Corporation..........       26,164
115,680   Tellabs, Inc. .......................        7,286
157,600   Vodafone AirTouch plc, ADR...........        8,757
                                                  ----------
                                                      42,207
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Capital Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
------------------------------------------------------------
          TRUCKING AND SHIPPING -- 0.4%
 63,195   United Parcel Service, Inc. .........   $    3,981
                                                  ----------
          UTILITIES -- TELEPHONE -- 3.5%
155,555   AT&T Corporation.....................        8,750
542,555   MCI Worldcom, Inc.++.................       24,584
                                                  ----------
                                                      33,334
                                                  ----------
          TOTAL COMMON STOCKS
          (Cost $444,375)......................      949,950
                                                  ----------
          INVESTMENT COMPANIES -- 7.0%
          (Cost $66,831)
 66,831   Nations Cash Reserves#...............       66,831
                                                  ----------
          TOTAL INVESTMENTS
          (Cost $511,206*)..............  106.0%   1,016,781
                                                  ----------
          OTHER ASSETS AND LIABILITIES
            (NET).......................  (6.0)%
          Cash.................................   $        1
          Receivable for investment securities
            sold...............................       30,922
          Receivable for Fund shares sold......       11,792
          Dividends receivable.................          407
          Interest receivable..................           39
          Collateral on securities loaned......      (65,941)
          Payable for Fund shares redeemed.....       (5,403)
          Investment advisory fee payable......         (504)
          Administration fee payable...........         (179)
          Shareholder servicing and
            distribution fees payable..........          (79)
          Distributions payable................         (119)
          Payable for investment securities
            purchased..........................      (28,704)
          Accrued Trustees'/Directors' fees and
            expenses...........................          (53)
          Accrued expenses and other
            liabilities........................         (107)
                                                  ----------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)..............................      (57,928)
                                                  ----------
          NET ASSETS....................  100.0%  $  958,853
                                                  ==========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
            investments sold...................   $   31,848
          Net unrealized appreciation of
            investments........................      505,575
          Paid-in capital......................      421,430
                                                  ----------
          NET ASSETS...........................   $  958,853
                                                  ==========


                                                     VALUE
-----------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption
           price per share
           ($816,370,589 / 55,946,242 shares
           outstanding)...........................   $14.59
                                                     ======
         INVESTOR A SHARES:
         Net asset value and redemption price per
           share ($61,756,041 / 4,279,702 shares
           outstanding)...........................   $14.43
                                                     ======
         Maximum sales charge.....................    5.75%
         Maximum offering price per share.........   $15.31
         INVESTOR B SHARES:
         Net asset value and offering price per
           share+ ($75,843,862 / 5,586,529 shares
           outstanding)...........................   $13.58
                                                     ======
         INVESTOR C SHARES:
         Net asset value and offering price per
           share+ ($4,882,877 / 356,532 shares
           outstanding)...........................   $13.70
                                                     ======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $504,040 on investment securities was comprised of gross appreciation of $507,919 and gross depreciation of $3,879 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $512,741.

++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $65,941.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 97.8%
          AEROSPACE AND DEFENSE -- 1.1%
 83,600   Northrop Grumman Corporation..........   $  4,426
                                                   --------
          AUTOMOBILES AND TRUCKS -- 1.1%
 97,675   Ford Motor Company....................      4,487
                                                   --------
          BEVERAGES -- 1.3%
115,575   Coca-Cola Company.....................      5,425
                                                   --------
          COMPUTER RELATED -- 8.2%
240,000   Adaptec, Inc.++.......................      9,270
 82,275   Dell Computer Corporation++...........      4,438
 45,775   EMC Corporation.......................      5,722
131,725   Lexmark International Group, Inc.,
            Class A.............................     13,930
 15,600   Palm, Inc.++..........................        700
                                                   --------
                                                     34,060
                                                   --------
          COMPUTER SERVICES -- 2.7%
143,100   Computer Sciences Corporation++.......     11,323
                                                   --------
          COMPUTER SOFTWARE -- 10.2%
409,000   Compuware Corporation++...............      8,615
192,700   Microsoft Corporation++...............     20,474
108,575   Oracle Corporation....................      8,476
 29,575   Phone.com, Inc. ......................      4,824
                                                   --------
                                                     42,389
                                                   --------
          CONGLOMERATE -- 2.5%
163,100   United Technologies Corporation.......     10,306
                                                   --------
          COSMETICS AND TOILETRIES -- 2.3%
167,800   Kimberly-Clark Corporation............      9,397
                                                   --------
          DRUGS -- 2.4%
 44,100   Eli Lilly and Company.................      2,778
 72,550   Warner-Lambert Company................      7,074
                                                   --------
                                                      9,852
                                                   --------
          ELECTRIC POWER -- 0.3%
 16,400   AES Corporation++.....................      1,292
                                                   --------
          ENERGY -- 4.1%
281,500   Coastal Corporation...................     12,949
 70,900   Columbia Energy Group.................      4,201
                                                   --------
                                                     17,150
                                                   --------
          ENTERTAINMENT -- 1.0%
 56,175   Electronic Arts Inc.++................      3,999
                                                   --------
          FINANCIAL SERVICES -- 6.1%
168,000   MBNA Corporation......................      4,284
153,650   Morgan Stanley Dean Witter &
            Company.............................     12,532
199,750   Paine Webber Group, Inc. .............      8,789
                                                   --------
                                                     25,605
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          INSURANCE -- 1.8%
 70,325   American International Group, Inc. ...   $  7,701
                                                   --------
          INTERNET -- 1.6%
 99,850   America Online Inc. ..................      6,715
                                                   --------
          MACHINERY AND EQUIPMENT -- 1.0%
 74,450   Illinois Tool Works, Inc. ............      4,113
                                                   --------
          MANUFACTURING -- 3.7%
 98,600   General Electric Company..............     15,301
                                                   --------
          MEDIA -- 1.0%
 61,725   Clear Channel Communications,
            Inc.++..............................      4,263
                                                   --------
          MEDICAL PRODUCTS AND SUPPLIES -- 6.2%
301,000   Allergan, Inc. .......................     15,049
 79,600   Cardinal Health, Inc. ................      3,652
104,000   Johnson & Johnson.....................      7,287
                                                   --------
                                                     25,988
                                                   --------
          NETWORKING EQUIPMENT AND PRODUCTS -- 8.2%
 69,950   3Com Corporation++....................      3,891
232,150   Cisco Systems, Inc. ..................     17,948
205,200   Lucent Technologies, Inc. ............     12,466
                                                   --------
                                                     34,305
                                                   --------
          PRINTING AND PUBLISHING -- 1.0%
 82,500   Knight-Ridder Inc. ...................      4,202
                                                   --------
          RETAIL -- GENERAL -- 4.2%
108,800   Dollar General Corporation............      2,924
109,300   Federated Department Stores, Inc.++...      4,563
 18,000   Target Corporation....................      1,346
153,900   Wal-Mart Stores, Inc. ................      8,541
                                                   --------
                                                     17,374
                                                   --------
          RETAIL -- SPECIALTY -- 5.7%
167,900   Best Buy Company, Inc.++..............     14,440
 70,775   Circuit City Stores - Circuit City
            Group...............................      4,308
 76,700   Home Depot Inc. ......................      4,947
                                                   --------
                                                     23,695
                                                   --------
          SEMICONDUCTORS -- 9.4%
240,800   Altera Corporation....................     21,491
118,925   Intel Corporation.....................     15,691
 15,425   Motorola, Inc. .......................      2,196
                                                   --------
                                                     39,378
                                                   --------
          TELECOMMUNICATIONS -- 2.0%
 30,700   QUALCOMM Inc. ........................      4,584
 85,575   Western Wireless Corporation++........      3,920
                                                   --------
                                                      8,504
                                                   --------
          UTILITIES -- TELEPHONE -- 8.7%
136,900   ALLTEL Corporation....................      8,633
116,300   AT&T Corporation......................      6,542
223,100   BellSouth Corporation.................     10,486

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Disciplined Equity Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          UTILITIES -- (CONTINUED)
218,700   SBC Communications Inc. ..............   $  9,185
 20,725   U.S. West Inc. .......................      1,505
                                                   --------
                                                     36,351
                                                   --------
          TOTAL COMMON STOCKS
          (Cost $297,580).......................    407,601
                                                   --------

SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 3.3%
          (Cost $13,940)
 13,940   Nations Cash Reserves#................     13,940
                                                   --------
          TOTAL INVESTMENTS
          (Cost $311,520*)...............  101.1%   421,541
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................  (1.1)%
          Receivable for investment securities
            sold................................   $  7,881
          Receivable for Fund shares sold.......        814
          Dividends receivable..................        183
          Interest receivable...................         88
          Collateral on securities loaned.......     (6,698)
          Payable for Fund shares redeemed......       (865)
          Investment advisory fee payable.......       (230)
          Administration fee payable............        (82)
          Shareholder servicing and distribution
            fees payable........................        (46)
          Payable for investment securities
            purchased...........................     (5,451)
          Accrued Trustees'/Directors' fees and
            expenses............................        (23)
          Accrued expenses and other
            liabilities.........................        (93)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................     (4,522)
                                                   --------
          NET ASSETS.....................  100.0%  $417,019
                                                   ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...   $    (26)
          Accumulated net realized loss on
            investments sold....................     (3,588)
          Net unrealized appreciation of
            investments.........................    110,023
          Paid-in capital.......................    310,610
                                                   --------
          NET ASSETS............................   $417,019
                                                   ========


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($328,219,336 / 15,921,617 shares
            outstanding)........................     $20.61
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($47,624,015 / 2,331,065
            shares outstanding).................     $20.43
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $21.68
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($39,679,991 / 2,033,564
            shares outstanding).................     $19.51
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($1,495,657 / 75,172 shares
            outstanding)........................     $19.90
                                                     ------
                                                     ------

---------------

* Federal Income Tax Information: Net unrealized appreciation of $109,959 on investment securities was comprised of gross appreciation of $120,542 and gross depreciation of $10,583 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $311,582.

++ Non-income producing security.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

#Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $6,698.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico Focused Equities Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
                                                     (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 98.7%
            Investment in Nations Master
              Investment Trust, Marsico Focused
              Equities Master Portfolio*........   $2,239,424
                                                   ----------
            TOTAL INVESTMENTS............   98.7%   2,239,424
                                                   ----------
            OTHER ASSETS AND LIABILITIES
              (NET)......................    1.3%
            Receivable for Fund shares sold.....   $   34,735
            Payable for Fund shares redeemed....       (3,767)
            Administration fee payable..........         (295)
            Shareholder servicing and
              distribution fees payable.........       (1,238)
            Accrued Trustees'/Directors' fees
              and expenses......................          (19)
            Accrued expenses and other
              liabilities.......................         (580)
                                                   ----------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET).............................       28,836
                                                   ----------
            NET ASSETS...................  100.0%  $2,268,260
                                                   ==========
            NET ASSETS CONSIST OF:
            Accumulated net realized gain on
              investment........................   $    2,156
            Net unrealized appreciation of
              investment........................      510,378
            Paid-in capital.....................    1,755,726
                                                   ----------
            NET ASSETS..........................   $2,268,260
                                                   ==========
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              ($326,744,538 / 14,465,916 shares
              outstanding)......................       $22.59
                                                       ------
                                                       ------
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share
              ($690,165,723 / 30,597,320 shares
              outstanding)......................       $22.56
                                                       ------
                                                       ------
            Maximum sales charge................        5.75%
            Maximum offering price per share....       $23.94
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+
              ($1,003,840,027 / 45,086,401
              shares outstanding)...............       $22.26
                                                       ------
                                                       ------
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+
              ($247,509,203 / 11,082,601 shares
              outstanding)......................       $22.33
                                                       ------
                                                       ------

---------------

* The financial statements of the Nations Marsico Focused Equities Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Nations Marsico Focused Equities Fund's financial statements.

+ The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations MidCap Growth Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
-----------------------------------------------------------
           COMMON STOCKS -- 95.0%
           ADVERTISING AND MARKETING SERVICES -- 1.0%
  80,000   Lamar Advertising Company++...........  $  3,640
                                                   --------
           APPAREL AND TEXTILES -- 1.4%
 155,000   Jones Apparel Group, Inc.++...........     4,941
                                                   --------
           BANKING -- 4.7%
 230,000   Charter One Financial, Inc. ..........     4,830
 110,000   City National Corporation.............     3,706
  80,000   Northern Trust Corporation............     5,405
 114,000   SouthTrust Corporation................     2,900
                                                   --------
                                                     16,841
                                                   --------
           BROADCASTING -- 2.5%
  80,000   Univision Communications, Inc.++......     9,040
                                                   --------
           COMMERCIAL SERVICES -- 0.7%
 200,000   Modis Professional Services, Inc.++...     2,475
                                                   --------
           COMPUTER RELATED -- 2.8%
 100,000   Solectron Corporation.................     4,006
  70,000   Symbol Technologies, Inc. ............     5,762
   1,260   webMethods, Inc.++....................       304
                                                   --------
                                                     10,072
                                                   --------
           COMPUTER SERVICES -- 2.5%
  50,000   CSG Systems International, Inc.++.....     2,441
 175,000   Sungard Data Systems, Inc.++..........     6,606
                                                   --------
                                                      9,047
                                                   --------
           COMPUTER SOFTWARE -- 12.0%
  75,000   BMC Software, Inc.++..................     3,703
  45,200   Check Point Software Technologies.....     7,732
 145,000   Citrix Systems, Inc. .................     9,605
 243,000   Concord EFS, Inc. ....................     5,574
 123,200   Convergys Corporation++...............     4,759
  40,000   Intertrust Technologies Corporation...     1,700
  73,000   Intuit Inc. ..........................     3,969
  20,000   Phone.com, Inc. ......................     3,263
  21,000   Quest Software, Inc.++................     2,368
                                                   --------
                                                     42,673
                                                   --------
           CONGLOMERATE -- 1.0%
 100,000   Pentair, Inc. ........................     3,706
                                                   --------
           CONSTRUCTION -- 0.5%
  34,000   Martin Marietta Materials, Inc. ......     1,615
                                                   --------
           DRUGS -- 3.9%
  60,000   Biogen, Inc. .........................     4,192
  20,000   MedImmune Inc.++......................     3,483
  23,400   Millennium Pharmaceuticals, Inc.++....     3,039
  82,600   Watson Pharmaceutical, Inc.++.........     3,278
                                                   --------
                                                     13,992
                                                   --------
           ELECTRIC POWER -- 3.6%
  90,000   AES Corporation++.....................     7,088
  62,300   Calpine Corporation...................     5,856
                                                   --------
                                                     12,944
                                                   --------

                                                    VALUE
 SHARES                                             (000)
-----------------------------------------------------------
           ELECTRICAL COMPONENTS -- 0.9%
 100,000   ECI Telecom Ltd.......................  $  3,138
                                                   --------
           ENTERTAINMENT -- 1.5%
 130,000   SFX Entertainment, Inc. ..............     5,306
                                                   --------
           FINANCIAL SERVICES -- 4.7%
 150,998   Legg Mason Inc. ......................     6,530
  58,000   Providian Financial Corporation.......     5,024
 126,500   Waddell & Reed Financial, Inc. .......     5,353
                                                   --------
                                                     16,907
                                                   --------
           INSURANCE -- 1.1%
 159,500   Reinsurance Group of America, Inc. ...     3,798
                                                   --------
           MEDIA -- 2.1%
 299,146   Metro-Goldwyn-Mayer, Inc.++...........     7,610
                                                   --------
           MEDICAL PRODUCTS AND SUPPLIES -- 1.1%
  55,600   Stryker Corporation...................     3,878
                                                   --------
           MEDICAL SERVICES -- 2.2%
  15,500   Affymetrix, Inc.++....................     2,301
 397,500   Health Management Associates, Inc.,
             Class A++...........................     5,664
                                                   --------
                                                      7,965
                                                   --------
           NETWORKING EQUIPMENT AND PRODUCTS -- 12.2%
 230,000   ADC Telecommunications, Inc. .........    12,391
  68,000   Comverse Technology, Inc.++...........    12,852
 103,000   JDS Uniphase Corporation..............    12,418
  45,000   Sycamore Networks, Inc. ..............     5,805
                                                   --------
                                                     43,466
                                                   --------
           OIL FIELD SERVICES & EQUIPMENT -- 4.4%
 115,000   BJ Services Company++.................     8,495
  50,000   Smith International, Inc.++...........     3,875
  55,000   Weatherford International, Inc.++.....     3,242
                                                   --------
                                                     15,612
                                                   --------
           PRINTING AND PUBLISHING -- 1.0%
   6,800   The Washington Post Company...........     3,679
                                                   --------
           RECREATION -- 0.8%
  60,000   International Speedway Corporation....     2,696
                                                   --------
           RETAIL -- SPECIALTY -- 4.8%
 148,000   Bed Bath & Beyond, Inc.++.............     5,827
  55,500   Best Buy Company, Inc.++..............     4,773
 121,500   Staples Inc.++........................     2,430
 140,000   The Men's Wearhouse Inc.++............     4,148
                                                   --------
                                                     17,178
                                                   --------
           SEMICONDUCTORS -- 13.2%
 124,000   Altera Corporation....................    11,066
 124,000   Linear Technology Corporation.........     6,820
 128,000   Maxim Integrated Products.............     9,096

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations MidCap Growth Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
 SHARES                                             (000)
-----------------------------------------------------------
           SEMICONDUCTORS -- (CONTINUED)
  99,000   Vitesse Semiconductor Corporation.....  $  9,529
 126,500   Xilinx, Inc. .........................    10,476
                                                   --------
                                                     46,987
                                                   --------
           TELECOMMUNICATIONS -- 5.4%
  81,000   American Power Conversion
             Corporation++.......................     3,473
  30,000   Next Level Communication, Inc. .......     3,263
  70,000   Research In Motion Ltd.++.............     7,454
  62,000   Time Warner Telecom, Inc.++...........     4,929
                                                   --------
                                                     19,119
                                                   --------
           UTILITIES - TELEPHONE -- 3.0%
 146,200   Broadwing Inc.++......................     5,437
  83,400   CenturyTel, Inc.......................     3,096
  60,300   Rhythms NetConnections Inc.++.........     2,220
                                                   --------
                                                     10,753
                                                   --------
           TOTAL COMMON STOCKS
             (Cost $161,552).....................   339,078
                                                   --------

 SHARES
 (000)
--------
           INVESTMENT COMPANIES -- 21.8%
             (Cost $77,946)
  77,946   Nations Cash Reserves#...............     77,946
                                                   --------
           TOTAL INVESTMENTS
             (Cost $239,498*)............  116.8%   417,024
                                                   --------
           OTHER ASSETS AND LIABILITIES
             (NET).......................  (16.8)%
           Cash.................................   $      1
           Receivable for investment securities
             sold...............................      3,109
           Receivable for Fund shares sold......      3,929
           Dividends receivable.................         44
           Interest receivable..................         92
           Collateral on securities loaned......    (63,788)
           Payable for Fund shares redeemed.....       (323)
           Investment advisory fee payable......       (196)
           Administration fee payable...........        (69)
           Shareholder servicing and
             distribution fees payable..........        (50)
           Payable for investment securities
             purchased..........................     (2,756)
           Accrued Trustees'/Directors' fees and
             expenses...........................        (32)
           Accrued expenses and other
             liabilities........................        (59)
                                                   --------
           TOTAL OTHER ASSETS AND
             LIABILITIES (NET)...........           (60,098)
                                                   --------
           NET ASSETS....................  100.0%  $356,926
                                                   ========
           NET ASSETS CONSIST OF:
           Accumulated net realized gain on
             investments sold...................   $ 27,318
           Net unrealized appreciation of
             investments........................    177,526
           Paid-in capital......................    152,082
                                                   --------
           NET ASSETS...........................   $356,926
                                                   ========


                                                    VALUE
-----------------------------------------------------------
           PRIMARY A SHARES:
           Net asset value, offering and
             redemption price per share
             ($281,950,532 / 12,582,582 shares
             outstanding).......................     $22.41
                                                     ------
                                                     ------
           INVESTOR A SHARES:
           Net asset value and redemption price
             per share ($22,740,829 / 1,039,730
             shares outstanding)................     $21.87
                                                     ------
                                                     ------
           Maximum sales charge.................      5.75%
           Maximum offering price per share.....     $23.20
           INVESTOR B SHARES:
           Net asset value and offering price
             per share+ ($49,606,083 / 2,433,517
             shares outstanding)................     $20.38
                                                     ------
                                                     ------
           INVESTOR C SHARES:
           Net asset value and offering price
             per share+ ($2,628,481 / 128,399
             shares outstanding)................     $20.47
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $177,526 on investment securities was comprised of gross appreciation of $182,723 and gross depreciation of $5,197 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $239,498.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $63,788.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            COMMON STOCKS -- 89.4%
            APPAREL AND TEXTILES -- 4.6%
  225,600   Columbia Sportswear Company++........   $  5,527
  340,200   Kenneth Cole Productions, Inc. ......     13,354
  542,600   Quiksilver, Inc. ....................      9,529
  561,900   Tefron Ltd.++........................      8,955
   84,000   Timberland Company, Class A..........      4,284
                                                    --------
                                                      41,649
                                                    --------
            BANKING -- 2.2%
  393,200   City National Corporation............     13,246
  376,100   National Commerce Bancorp............      6,958
                                                    --------
                                                      20,204
                                                    --------
            BROADCASTING -- 0.4%
  276,420   Salem Communications Corporation++...      3,300
                                                    --------
            COMMERCIAL SERVICES -- 3.9%
  468,400   Dendrite International, Inc. ........      9,808
  464,542   Encompass Services Corporation.......      2,671
  287,300   Iron Mountain Incorporated++.........      9,786
  324,800   Luminant Worldwide Corporation++.....      5,400
  281,115   Nova Corporation++...................      8,187
                                                    --------
                                                      35,852
                                                    --------
            COMPUTER RELATED -- 3.8%
  414,262   Cybex Computer Products
              Corporation........................     15,587
  278,200   Plexus Corporation++.................     18,534
    3,400   webMethods, Inc.++...................        821
                                                    --------
                                                      34,942
                                                    --------
            COMPUTER SERVICES -- 0.0%+
    1,300   Organic, Inc.++......................         28
                                                    --------
            COMPUTER SOFTWARE -- 3.1%
   16,900   Breezecom Ltd.++.....................        632
  293,465   Hyperion Solutions Corporation++.....      9,538
    7,700   OTG Software, Inc.++.................        310
    8,200   Private Business, Inc.++.............         25
  420,850   Rogue Wave Software++................      3,209
  402,300   Segue Software, Inc.++...............      4,953
   72,900   Software.Com, Inc.++.................      9,395
                                                    --------
                                                      28,062
                                                    --------
            CONSTRUCTION -- 0.4%
  173,500   Kaufman & Broad Home Corporation.....      3,719
                                                    --------
            CONSUMER GOODS AND SERVICES -- 0.7%
   73,200   Macrovision Corporation..............      6,304
                                                    --------
            DRUGS -- 4.8%
  156,100   Allos Therapeutics Inc.++............      2,234
  115,400   Human Genome Sciences, Inc. .........      9,585
  438,747   Martek Biosciences Corporation++.....      5,759
  333,100   Shire Pharmaceuticals plc++..........     17,071
  275,879   Vical, Inc.++........................      9,242
                                                    --------
                                                      43,891
                                                    --------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            EDUCATION -- 0.6%
  316,200   ITT Educational Services, Inc.++.....   $  5,059
                                                    --------
            ELECTRONICS -- 11.2%
  444,200   Aeroflex, Inc.++.....................     21,987
  328,100   Anaren Microwave, Inc.++.............     31,456
  447,900   AstroPower, Inc.++...................     14,473
  138,000   Dionex Corporation++.................      4,545
   56,300   Ortel Corporation++..................     10,567
    3,750   Quantum Effect Devices, Inc.++.......        299
   89,800   SDL, Inc. ...........................     19,116
                                                    --------
                                                     102,443
                                                    --------
            FINANCIAL SERVICES -- 2.3%
  444,600   Affiliated Managers Group, Inc.++....     21,119
                                                    --------
            FURNITURE AND APPLIANCES -- 0.7%
  256,262   Ethan Allen Interiors, Inc. .........      6,407
                                                    --------
            HEALTHCARE -- 0.4%
   12,400   Aspect Medical Systems, Inc.++.......        445
  725,898   US Oncology, Inc.++..................      3,266
                                                    --------
                                                       3,711
                                                    --------
            INSURANCE -- 1.3%
  266,346   Delphi Financial Group Inc., Class
              A..................................      8,090
  181,700   Triad Guaranty, Inc.++...............      3,691
                                                    --------
                                                      11,781
                                                    --------
            INTERNET -- 2.0%
      760   Lante Corporation....................         23
   29,300   ProsoftTraining.com++................        661
  448,875   USinternetworking, Inc. .............     17,394
                                                    --------
                                                      18,078
                                                    --------
            MACHINERY AND EQUIPMENT -- 0.8%
  241,000   Applied Power, Inc., Class A.........      6,869
                                                    --------
            MANUFACTURING -- 0.9%
  184,920   Lennox International Inc. ...........      1,618
  508,900   Polymer Group, Inc. .................      6,489
                                                    --------
                                                       8,107
                                                    --------
            MEDICAL PRODUCTS AND SUPPLIES -- 0.3%
   91,200   CONMED Corporation++.................      2,286
                                                    --------
            MEDICAL SERVICES -- 2.9%
  447,600   OrthAlliance, Inc.++.................      3,133
  571,000   Orthodontic Centers of America++.....     10,706
  447,200   Province Healthcare Company++........     12,802
                                                    --------
                                                      26,641
                                                    --------
            NETWORKING EQUIPMENT AND PRODUCTS -- 0.0%+
    2,500   Finisar Corporation++................        366
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            OIL AND GAS -- 3.3%
  368,400   Kinder Morgan Energy Partners,
              L.P. ..............................   $ 14,621
  573,300   Marine Drilling Companies, Inc.++....     15,730
                                                    --------
                                                      30,351
                                                    --------
            PROFESSIONAL SERVICES -- 2.9%
  647,100   AHL Services, Inc.++.................      6,552
  377,500   Career Education Corporation++.......     13,213
  872,400   SCB Computer Technology, Inc.++......      2,508
  366,300   Trammell Crow Company++..............      4,052
                                                    --------
                                                      26,325
                                                    --------
            RESTAURANTS AND LODGING -- 0.3%
  222,700   Garden Fresh Restaurant
              Corporation++......................      2,450
                                                    --------
            RETAIL -- GENERAL -- 0.5%
  233,700   ShopKo Stores, Inc.++................      4,148
                                                    --------
            RETAIL -- SPECIALTY -- 1.3%
  391,400   Blue Rhino Corporation++.............      4,770
  304,225   Fossil, Inc..........................      7,130
      672   Score Board, Inc.++++................          0
                                                    --------
                                                      11,900
                                                    --------
            SEMICONDUCTORS -- 2.5%
  412,900   Sawtek, Inc. ........................     21,704
   12,300   Virata Corporation++.................      1,228
                                                    --------
                                                      22,932
                                                    --------
            TECHNOLOGY -- 5.8%
1,347,800   P-Com, Inc.++........................     24,934
  549,200   REMEC, Inc.++........................     27,735
                                                    --------
                                                      52,669
                                                    --------
            TELECOMMUNICATIONS -- 24.4%
  134,500   AirGate PCS, Inc.++..................     14,190
  223,600   AudioCodes Ltd.++....................     22,444
  727,900   C-COR Electronics....................     35,667
  480,100   Classic Communications, Inc., Class
              A++................................      7,562
  111,300   Entercom Communications
              Corporation++......................      5,676
  289,800   Gilat Communications Ltd.++..........      7,716
  288,800   Gilat Satellite Networks Ltd.++......     33,860
  125,600   Harmonic Lightwaves, Inc. ...........     10,456
   95,900   Plantronics Inc.++...................      8,937
  384,500   PNV.net, Inc.++......................      1,730
  149,500   Proxim, Inc.++.......................     17,893
  132,100   RF Micro Devices, Inc. ..............     17,751
  439,600   Spectrasite Holdings, Inc.++.........     12,446
  271,200   Spectrian Corporation++..............      6,102
      960   Telaxis Communications
              Corporation++......................         58
   45,600   Tollgrade Communications, Inc. ......      2,417
   95,900   Triton PCS Holdings, Inc., Class
              A++................................      5,730
  388,700   TTI Team Telecom International
              Ltd.++.............................     12,827
                                                    --------
                                                     223,462
                                                    --------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            TRANSPORTATION -- 1.1%
  174,500   Midway Airlines Corporation++........   $    873
  230,300   SkyWest Inc. ........................      9,010
                                                    --------
                                                       9,883
                                                    --------
            TOTAL COMMON STOCKS
            (Cost $473,952)......................    814,938
                                                    --------

SHARES
 (000)
-------
          INVESTMENT COMPANIES -- 16.0%
          (Cost $145,278)
145,278   Nations Cash Reserves#................   $145,278
                                                   --------
          TOTAL INVESTMENTS
          (Cost $619,230*)...............  105.4%   960,216
                                                   --------
          OTHER ASSETS AND LIABILITIES
            (NET)........................  (5.4)%
          Cash..................................   $    622
          Receivable for investment securities
            sold................................     11,895
          Receivable for Fund shares sold.......     24,708
          Dividends receivable..................         66
          Interest receivable...................        379
          Collateral on securities loaned.......    (80,133)
          Payable for Fund shares redeemed......       (351)
          Investment advisory fee payable.......       (686)
          Administration fee payable............       (180)
          Shareholder servicing and distribution
            fees payable........................        (67)
          Payable for investment securities
            purchased...........................     (5,639)
          Accrued Trustees'/Directors' fees and
            expenses............................        (16)
          Accrued expenses and other
            liabilities.........................       (137)
                                                   --------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)...............................    (49,539)
                                                   --------
          NET ASSETS.....................  100.0%  $910,677
                                                   ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on
            investments sold....................   $ 46,255
          Net unrealized appreciation of
            investments.........................    340,986
          Paid-in capital.......................    523,436
                                                   --------
          NET ASSETS............................   $910,677
                                                   ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Small Company Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


                                                    VALUE
-----------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and
            redemption price per share
            ($647,824,972 / 28,589,900 shares
            outstanding)........................     $22.66
                                                     ------
                                                     ------
          INVESTOR A SHARES:
          Net asset value and redemption price
            per share ($245,424,874 / 10,936,968
            shares outstanding).................     $22.44
                                                     ------
                                                     ------
          Maximum sales charge..................      5.75%
          Maximum offering price per share......     $23.81
          INVESTOR B SHARES:
          Net asset value and offering price per
            share+ ($13,839,311 / 630,713 shares
            outstanding)........................     $21.94
                                                     ------
                                                     ------
          INVESTOR C SHARES:
          Net asset value and offering price per
            share+ ($3,587,846 / 161,516 shares
            outstanding)........................     $22.21
                                                     ------
                                                     ------

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $338,556 on investment securities was comprised of gross appreciation of $405,404 and gross depreciation of $66,848 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $621,660.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $80,133.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the period ended March 31, 2000

                                                                     CONVERTIBLE SECURITIES
                                                                 -------------------------------
                                                                FOR THE PERIOD     FOR THE PERIOD
                                                                 MAY 15, 1999      MARCH 1, 1999
                                                                 TO MARCH 31,        TO MAY 14,          BALANCED
                                                                     2000             1999(a)             ASSETS
                                                                ------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2, $0, $16,
  $16, $0, $30, $363, $127 and $26, respectively)...........    $        5,294     $        1,910     $        1,192
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $0, $0, $0, $0, $0, $0, $0, $0 and
  $9, respectively)+........................................                --                 --                 --
Interest....................................................             6,316              1,340              3,345
Interest allocated from Portfolio+..........................                --                 --                 --
Securities lending..........................................                --                 --                 12
Expenses allocated from Portfolio+..........................                --                 --                 --
                                                                --------------     --------------     --------------
    Total investment income.................................            11,610              3,250              4,549
                                                                --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................             2,002                335                837
Administration fee..........................................               711                149                271
Transfer agent fees.........................................                56                182                 56
Custodian fees..............................................                24                 14                 17
Legal and audit fees........................................                73                  4                 89
Registration and filing fees................................                42                 23                 44
Trustees'/Directors' fees and expenses......................                19                  3                 19
Interest expense............................................                --*                --                  4
Other.......................................................               119                 85                106
                                                                --------------     --------------     --------------
    Subtotal................................................             3,046                795              1,443
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                --                 --                 --
  Investor A Shares.........................................               716                182                 41
  Investor B Shares.........................................                57                  8                666
  Investor C Shares.........................................                21                  9                 15
  Seafirst Shares...........................................                --                 --                 --
                                                                --------------     --------------     --------------
    Total expenses..........................................             3,840                994              2,165
Fees waived by investment advisor, administrator and/or
  distributor...............................................                --                (17)              (172)
Fees reduced by credits allowed by the custodian............               (25)                --                 --*
                                                                --------------     --------------     --------------
    Net expenses............................................             3,815                977              1,993
                                                                --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................             7,795              2,273              2,556
                                                                --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................            69,747             12,894              1,268
  Security transactions allocated from Portfolio+...........                --                 --                 --
  Written options...........................................                --                 --                 --
  Futures contracts.........................................                --                 --                 --
  Foreign currency and net other assets.....................                --                 --                 --
  Foreign currency and net other assets allocated from
    Portfolio+..............................................                --                 --                 --
                                                                --------------     --------------     --------------
Net realized gain/(loss) on investments.....................            69,747             12,894              1,268
                                                                --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................            26,348              6,835             (3,486)
  Securities allocated from Portfolio (Note 10)+............                --                 --                 --
  Futures contracts.........................................                --                 --                 --
                                                                --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            26,348              6,835             (3,486)
                                                                --------------     --------------     --------------
Net realized and unrealized gain/(loss) of investments......            96,095             19,729             (2,218)
                                                                --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $      103,890     $       22,002     $          338
                                                                ==============     ==============     ==============

---------------

 *  Amount represents less than $500.

 +  Allocated from Growth & Income Master Portfolio.

 # Amount represents results from operations prior to conversion to master-feeder structure.

(a) Represents financial information for the Pacific Horizon Capital Income Fund, which was reorganized into Convertible Securities on May 21, 1999.

(b) Represents financial information for the Pacific Horizon Asset Allocation Fund, which was reorganized into Asset Allocation on May 21, 1999.

(c) As of October 8, 1999, Growth & Income Fund converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

         ASSET ALLOCATION
-----------------------------------
    FOR THE PERIOD   FOR THE PERIOD
     MAY 15, 1999    MARCH 1, 1999
     TO MARCH 31,      TO MAY 14,         EQUITY                           LARGECAP         GROWTH &
         2000           1999(b)           INCOME           VALUE            INDEX          INCOME(C)
-------------------------------------------------------------------------------------------------------
    $        8,990   $          414   $       13,057   $       29,208   $       13,008   $          761#
                --               --               --               --               --              778
             2,160            1,541              589            1,816              727              281#
                --               --               --               --               --            1,207
                --               --               24              100               51                5#
                --               --               --               --               --           (1,896)
    --------------   --------------   --------------   --------------   --------------   --------------
            11,150            1,955           13,670           31,124           13,786            1,136
    --------------   --------------   --------------   --------------   --------------   --------------
             2,168              244            3,652           13,134            4,326            1,027#
               767               92            1,402            4,255            2,291              616
               125               49              275              564              444              206
                47               42               57              147              103               14#
                74                4               83              131               90               89
               115               30               44               31               12              173
                19                3               19               19               19               19
                --*              --                5               16               10               --
               121              118                4               85              144              317
    --------------   --------------   --------------   --------------   --------------   --------------
             3,436              582            5,541           18,382            7,439            2,461
                --               --               --               --               --               --
               167               38              108              312               54              210
               729               16              961            1,488               --            1,803
                25                4               53              117               --              146
               441              110               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
             4,798              750            6,663           20,299            7,493            4,620
              (688)            (112)              (3)             (37)          (3,748)              --
               (11)              --               (4)             (12)              (2)              (2)
    --------------   --------------   --------------   --------------   --------------   --------------
             4,099              638            6,656           20,250            3,743            4,618
    --------------   --------------   --------------   --------------   --------------   --------------
             7,051            1,317            7,014           10,874           10,043           (3,482)
    --------------   --------------   --------------   --------------   --------------   --------------
            23,761            9,905            7,088          358,083            2,451           (2,486)#
                --               --               --               --               --            9,167
                --               --               --               --               --               51#
                --               --            1,619               --             (436)              --
                --               --               --               --               --               --
                --               --               --               --               --              (14)
    --------------   --------------   --------------   --------------   --------------   --------------
            23,761            9,905            8,707          358,083            2,015            6,718
    --------------   --------------   --------------   --------------   --------------   --------------
             5,450            1,712           16,199         (366,372)         159,456          257,111#
                --               --               --               --               --         (121,686)
                20               --              731               --            1,796               --
    --------------   --------------   --------------   --------------   --------------   --------------
             5,470            1,712           16,930         (366,372)         161,252          135,425
    --------------   --------------   --------------   --------------   --------------   --------------
            29,231           11,617           25,637           (8,289)         163,267          142,143
    --------------   --------------   --------------   --------------   --------------   --------------
    $       36,282   $       12,934   $       32,651   $        2,585   $      173,310   $      138,661
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF OPERATIONS  (CONTINUED)
For the period ended March 31, 2000

                                                                            BLUE CHIP
                                                                ---------------------------------
                                                                FOR THE PERIOD     FOR THE PERIOD
                                                                 MAY 15, 1999      MARCH 1, 1999
                                                                 TO MARCH 31,        TO MAY 14,        STRATEGIC
                                                                     2000             1999(a)            GROWTH
                                                                  -----------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $0, $13, $13,
  $37, $0, $8, $8 and $0, respectively).....................    $           --     $           --    $        3,024
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $33, $0, $0, $0, $0, $13, $0 and $0,
  respectively)+............................................             8,204              2,150                --
Interest....................................................                --                 --             1,006
Interest allocated from Portfolio+..........................               882                170                --
Securities lending..........................................                --                 --                --
Expenses allocated from Portfolio+..........................            (5,861)            (1,123)               --
                                                                --------------     --------------    --------------
    Total investment income.................................             3,225              1,197             4,030
                                                                --------------     --------------    --------------
EXPENSES:
Investment advisory fee.....................................                --                 --             3,062
Administration fee..........................................             1,439                277             1,033
Transfer agent fees.........................................               268                266               184
Custodian fees..............................................                --                  5                34
Legal and audit fees........................................                61                 14                99
Registration and filing fees................................                98                 27                15
Trustees'/Directors' fees and expenses......................                19                  9                19
Interest expense............................................                --                 --                --
Other.......................................................               122                271                78
                                                                --------------     --------------    --------------
    Subtotal................................................             2,007                869             4,524
Shareholder servicing and distribution fees:
  Investor A Shares.........................................               814                216                 3
  Investor B Shares.........................................               377                 34                 9
  Investor C Shares.........................................               117                 30                 4
  Seafirst Shares...........................................               952                226                --
                                                                --------------     --------------    --------------
    Total expenses..........................................             4,267              1,375             4,540
Fees waived by investment advisor, administrator and/or
  distributor...............................................            (1,205)              (396)               --
Fees reduced by credits allowed by the custodian............                --                 --                (7)
                                                                --------------     --------------    --------------
  Net expenses..............................................             3,062                979             4,533
                                                                --------------     --------------    --------------
NET INVESTMENT INCOME/(LOSS)................................               163                218              (503)
                                                                --------------     --------------    --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................                --                 --             2,255
  Security transactions allocated from Portfolio+...........            79,588             53,032                --
  Written options...........................................                --                 --                --
  Futures contracts.........................................                --                 --                --
  Foreign currency and net other assets.....................                --                 --                --
                                                                --------------     --------------    --------------
Net realized gain/(loss) on investments.....................            79,588             53,032             2,255
                                                                --------------     --------------    --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 10)......................................                --                 --           123,466
  Securities allocated from Portfolio (Note 10)+............            44,368             10,012                --
  Futures contracts.........................................                --                 --                --
  Foreign currency and net other assets.....................                --                 --                --
                                                                --------------     --------------    --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            44,368             10,012           123,466
                                                                --------------     --------------    --------------
Net realized and unrealized gain/(loss) of investments......           123,956             63,044           125,721
                                                                --------------     --------------    --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $      124,119     $       63,262    $      125,218
                                                                ==============     ==============    ==============

---------------

 * Amount represents less than $500.

 + Allocated from Blue Chip Master Portfolio and Focused Equities Master
   Portfolio, respectively.

 # Amount represents results from operations prior to conversion to master-feeder structure.

(a) Represents financial information for the Pacific Horizon Blue Chip Fund, which was reorganized into Blue Chip on May 21, 1999.

(b) As of October 8, 1999, Focused Equities Fund converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

       CAPITAL        DISCIPLINED        FOCUSED           MIDCAP
        GROWTH           EQUITY        EQUITIES(b)         GROWTH       SMALL COMPANY
--------------------------------------------------------------------------------------
    $        4,530   $        5,314   $        2,186#  $          847   $        1,230
                --               --            2,802               --               --
               421              353            1,205#             444            1,278
                --               --            4,049               --               --
                94               21                9#             153              354
                --               --           (6,771)              --               --
    --------------   --------------   --------------   --------------   --------------
             5,045            5,688            3,480            1,444            2,862
    --------------   --------------   --------------   --------------   --------------
             5,726            3,349            3,616#           1,732            5,441
             1,879            1,093            2,213              573            1,334
               359              214              727              109              241
                60               35               42#              18               48
                85               94              109               89              124
                45               60              431               42               32
                19               19               19               19               19
                 5               13               --                3                9
               125               49              887               49              118
    --------------   --------------   --------------   --------------   --------------
             8,303            4,926            8,044            2,634            7,366
               133              150            1,002               42              388
               683              499            5,896              373               77
                43               18              925               17               29
                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------
             9,162            5,593           15,867            3,066            7,860
                --               --*              --               --             (555)
                (1)              (5)              (5)              (3)             (16)
    --------------   --------------   --------------   --------------   --------------
             9,161            5,588           15,862            3,063            7,289
    --------------   --------------   --------------   --------------   --------------
            (4,116)             100          (12,382)          (1,619)          (4,427)
    --------------   --------------   --------------   --------------   --------------
            91,754           31,467           (9,090)#         45,199           94,410
                --               --           25,968               --               --
                --               --              190#              --               --
                --             (746)              --               --               --
                --               --              (89)              --               --
    --------------   --------------   --------------   --------------   --------------
            91,754           30,721           16,979           45,199           94,410
    --------------   --------------   --------------   --------------   --------------
           140,970          (33,570)          40,122#         110,683          342,129
                --               --          376,082               --               --
                --               --               --               --               --
                --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------
           140,970          (33,570)         416,204          110,683          342,129
    --------------   --------------   --------------   --------------   --------------
           232,724           (2,849)         433,183          155,882          436,539
    --------------   --------------   --------------   --------------   --------------
    $      228,608   $       (2,749)  $      420,801   $      154,263   $      432,112
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                       CONVERTIBLE SECURITIES                            BALANCED ASSETS
                                          ------------------------------------------------       ------------------------------
                                          PERIOD ENDED       PERIOD ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                            3/31/00           5/14/99(a)        2/28/99(a)         3/31/00            3/31/99
                                            ---------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income / (loss).......    $        7,795     $        2,273    $       11,459    $        2,556     $        3,071
Net realized gain / (loss) on
  investments........................            69,747             12,894            12,406             1,268             (2,434)
Net change in unrealized
  appreciation / (depreciation) of
  investments........................            26,348              6,835            (8,323)           (3,486)            (4,896)
                                         --------------     --------------    --------------    --------------     --------------
Net increase / (decrease) in net
  assets resulting from operations...           103,890             22,002            15,542               338             (4,259)
Distributions to shareholders from
  net investment income:
  Primary A Shares...................              (204)                --                --            (1,132)            (1,396)
  Primary B Shares...................                --             (2,168)          (11,928)               --                (25)
  Investor A Shares..................            (7,793)               (17)              (77)             (381)              (490)
  Investor B Shares..................              (117)               (21)              (32)           (1,144)              (902)
  Investor C Shares..................               (47)                --                --               (27)               (19)
  Seafirst Shares....................                --                 --                --                --                 --
Distributions to shareholders in
  excess of net investment income:...                --                 --                --                --                 --
  Primary A Shares...................                --                 --                --                --                 --
  Primary B Shares...................                --                 --                --                --                 --
  Investor A Shares..................                --                 --                --                --                 --
  Investor B Shares..................                --                 --                --                --                 --
  Investor C Shares..................                --                 --                --                --                 --
  Seafirst Shares....................
Distributions to shareholders from
  net realized gain on
  investments:.......................                --                 --                --                --                 --
  Primary A Shares...................              (577)                --                --                --             (1,225)
  Primary B Shares...................                --                 --            (4,002)               --               (120)
  Investor A Shares..................           (23,353)                --               (34)               --             (1,032)
  Investor B Shares..................              (449)                --               (18)               --             (5,096)
  Investor C Shares..................              (150)                --                --                --               (123)
  Seafirst Shares....................
Net increase / (decrease) in net
  assets from Fund share
  transactions.......................           (34,193)           (22,853)          (29,688)          (41,140)            40,450
                                         --------------     --------------    --------------    --------------     --------------
Net increase / (decrease) in net
  assets.............................            37,007             (3,057)          (30,237)          (43,486)            25,763
NET ASSETS:
Beginning of period..................           360,377            363,434           393,671           144,701            118,938
                                         --------------     --------------    --------------    --------------     --------------
End of period........................    $      397,384     $      360,377    $      363,434           101,215     $      144,701
                                         ==============     ==============    ==============    ==============     ==============
Undistributed net investment income /
  (distributions in excess of net
  investment income) at end of
  period.............................    $        1,161     $        1,527    $        1,460    $          134     $          258
                                         ==============     ==============    ==============    ==============     ==============

---------------

 *  Amount represents less than $500.

 (a) Represents financial information for the Pacific Horizon Capital Income Fund, which was reorganized into Convertible Securities on May 21, 1999.

 (b) Represents financial information for the Pacific Horizon Asset Allocation Fund, which was reorganized into Asset Allocation on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                     ASSET ALLOCATION                            EQUITY INCOME                         VALUE
                                                        -------------------------------   -------------------------------
----------------------------------------------------
      PERIOD ENDED     PERIOD ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
        3/31/00         5/14/99(b)       2/28/99(b)        3/31/00          3/31/99          3/31/00          3/31/99
-------------------------------------------------------------------------------------------------------------------------
     $        7,051   $        1,317   $        7,196   $        7,014   $       16,277   $       10,874   $       15,999
             23,761            9,905           23,765            8,707           21,410          358,083          197,138
              5,470            1,712            6,281           16,930         (151,838)        (366,372)        (130,060)
     --------------   --------------   --------------   --------------   --------------   --------------   --------------
             36,282           12,934           37,242           32,651         (114,151)           2,585           83,077
               (208)              --               --           (6,631)         (14,121)         (10,165)         (15,869)
                 --             (352)          (1,375)              --               --               --               --
             (1,207)             (27)             (20)            (457)            (986)            (456)            (741)
               (937)              (8)             (25)            (334)          (1,024)             (18)              --
                (18)          (1,429)          (5,496)             (18)             (68)              (1)              (7)
             (4,797)
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
                 --               --               --               --               --               --               --
               (430)              --               --           (6,078)         (71,792)        (181,165)        (267,249)
                 --               --           (4,627)              --               --                                --
             (2,658)              --             (164)            (521)          (5,474)         (13,331)         (17,975)
             (3,480)              --             (106)          (1,172)         (11,747)         (15,816)         (18,826)
                (64)              --          (17,214)             (64)            (775)          (1,251)          (1,658)
             (8,339)              --               --               --               --               --               --
            116,201              (22)          31,247         (247,899)        (178,872)        (504,038)         (79,457)
     --------------   --------------   --------------   --------------   --------------   --------------   --------------
            130,345           11,096           39,462         (230,523)        (399,010)        (723,656)        (318,705)
            298,356          287,260          247,798          739,902        1,138,912        2,242,526        2,561,231
     --------------   --------------   --------------   --------------   --------------   --------------   --------------
     $      428,701   $      298,356   $      287,260   $      509,379   $      739,902   $    1,518,870   $    2,242,526
     ==============   ==============   ==============   ==============   ==============   ==============   ==============
     $          405   $          499   $        1,029   $           --   $          389   $          234   $           --
     ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                  LARGECAP INDEX                      GROWTH & INCOME
                                                          -------------------------------      ------------------------------
                                                           YEAR ENDED         YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                            3/31/00            3/31/99          3/31/00(c)         3/31/99
                                                           ----------------------------------------------------------------
(IN THOUSANDS)
Net investment income / (loss).......................    $       10,043     $        8,920    $       (3,482)   $         (462)
Net realized gain / (loss) on investments............             2,015              6,845            (2,435)#             128
Net realized gain / (loss) on investments allocated
  from Portfolio+....................................                --                 --             9,153                --
Net change in unrealized
  appreciation / (depreciation) of investments.......           161,252            127,208           257,111#           24,906
Net change in unrealized
  appreciation / (depreciation) of investments
  allocated from Portfolio+..........................                --                 --          (121,686)               --
                                                         --------------     --------------    --------------    --------------
Net increase / (decrease) in net assets resulting
  from operations....................................           173,310            142,973           138,661            24,572
Distributions to shareholders from net investment
  income:
  Primary A Shares...................................            (9,866)            (8,807)               --                --
  Primary B Shares...................................                --                 (2)               --                --
  Investor A Shares..................................              (159)               (84)               --                --
  Investor B Shares..................................                --                 --                --                --
  Investor C Shares..................................                --                 --                --                --
  Seafirst Shares....................................                --                 --                --                --
Distributions to shareholders in excess of net
  investment income:
  Primary A Shares...................................                --                 --                --                --
  Primary B Shares...................................                --                 --                --                --
  Investor A Shares..................................                --                 --                --                --
  Investor B Shares..................................                --                 --                --                --
  Investor C Shares..................................                --                 --                --                --
  Seafirst Shares....................................                --                 --                --                --
Distributions to shareholders from net realized gain
  on investments:
  Primary A Shares...................................           (10,202)           (29,335)             (175)               (3)
  Primary B Shares...................................                --                 (5)               --                --
  Investor A Shares..................................              (241)              (212)             (156)               (1)
  Investor B Shares..................................                --                 --              (353)              (10)
  Investor C Shares..................................                --                 --               (19)               --
  Seafirst Shares....................................                --                 --                --                --
Net increase / (decrease) in net assets from Fund
  share transactions.................................         1,755,447            181,371           293,210           161,470
                                                         --------------     --------------    --------------    --------------
Net increase / (decrease) in net assets..............         1,908,289            285,899           431,168           186,028
NET ASSETS:
Beginning of period..................................           947,140            661,241           198,111            12,083
                                                         --------------     --------------    --------------    --------------
End of period........................................    $    2,855,429     $      947,140    $      629,279    $      198,111
                                                         ==============     ==============    ==============    ==============
Undistributed net investment income / (distributions
  in excess of net investment income) at end of
  period.............................................    $           63     $           44    $       (3,481)   $           --
                                                         ==============     ==============    ==============    ==============

---------------

  * Amount Represents less than $500.

  + Allocated from Growth & Income Master Portfolio and Blue Chip Master
    Portfolio, respectively.

  # Amount represents results from operations prior to conversion to master-feeder structure.

 (a) Represents financial information for the Pacific Horizon Blue Chip Fund, which was reorganized into Blue Chip on May 21, 1999.

 (b) Strategic Equity commenced operations on October 2, 1998.

 (c) As of October 8, 1999, Growth & Income Fund converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                       BLUE CHIP                              STRATEGIC GROWTH                   CAPITAL GROWTH
                                                       -------------------------------   ------------------------------
 -------------------------------------------------
     PERIOD ENDED     PERIOD ENDED      YEAR ENDED       YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
       3/31/00         5/14/99(a)       2/28/99(a)        3/31/00         3/31/99(b)        3/31/00          3/31/99
------------------------------------------------------------------------------------------------------------------------
    $          163   $          218   $        3,117   $         (503)  $          (30)  $       (4,116)  $       (1,058)
                --               --           58,971            2,255            4,357           91,754           70,219
            79,588           53,032               --               --               --               --               --
                --               --           67,561          123,466           72,170          140,970           39,437
            44,368           10,012               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           124,119           63,262          129,649          125,218           76,497          228,608          108,598
               (28)              --               --               --               --               --               --
                --               --               --               --               --               --               --
                --               (3)          (1,252)              --               --               --               --
                --               --               (3)              --               --               --               --
                --               --               --*              --               --               --               --
              (438)            (343)          (2,302)              --               --               --               --
                --               --               --               --               --               --               --
                --               --               --               --               --               --               --
                --               --               --               --               --               --               --
                --               --               --               --               --               --               --
                --               --               --               --               --               --               --
                --               --               --               --               --               --               --
            (2,964)              --               --           (4,912)             (87)         (50,238)        (181,366)
                --               --               --               --               --               --              (61)
           (34,227)              --          (20,307)              (4)              --           (3,711)          (9,887)
            (4,060)              --             (336)              (3)              --           (4,876)         (13,915)
            (1,239)              --             (574)              (2)              --             (309)          (1,210)
           (45,811)              --          (23,680)              --               --               --               --
            54,280           (4,053)          98,005          485,146          190,413          (71,428)         (22,825)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            89,632           58,863          179,200          605,443          266,823           98,046         (120,666)
           903,478          844,615          665,415          266,823               --          860,807          981,473
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
    $      993,110   $      903,478   $      844,615   $      872,266   $      266,823   $      958,853   $      860,807
    ==============   ==============   ==============   ==============   ==============   ==============   ==============
                71
    $                $          152   $          279   $           --   $           --   $           --   $           --
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                      DISCIPLINED EQUITY
                                                                -------------------------------
                                                                  YEAR ENDED       YEAR ENDED
                                                                   3/31/00          3/31/99
                                                                -------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $          100   $          (50)
Net realized gain/(loss) on investments.....................            30,721           46,327
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --               --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           (33,570)          22,472
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --               --
                                                                --------------   --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            (2,749)          68,749
Distributions to shareholders from net investment income:
  Primary A Shares..........................................               (82)              --
  Primary B Shares..........................................                --               --
  Investor A Shares.........................................                --*              --
  Investor B Shares.........................................                --               --
  Investor C Shares.........................................                --               --
  Seafirst Shares...........................................                --               --
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................                --             (227)
  Primary B Shares..........................................                --               --
  Investor A Shares.........................................                --               --
  Investor B Shares.........................................                --               --
  Investor C Shares.........................................                --               --
  Seafirst Shares...........................................                --               --
Distributions to shareholders from net realized gain on
  investments:*
  Primary A Shares..........................................           (48,417)         (17,824)
  Primary B Shares..........................................                --               --
  Investor A Shares.........................................            (7,321)          (2,919)
  Investor B Shares.........................................            (6,431)          (3,828)
  Investor C Shares.........................................              (220)            (118)
  Seafirst Shares...........................................                --               --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (49,719)         294,617
                                                                --------------   --------------
Net increase/(decrease) in net assets.......................          (114,939)         338,450
NET ASSETS:
Beginning of year...........................................           531,958          193,508
                                                                --------------   --------------
End of year.................................................    $      417,019   $      531,958
                                                                ==============   ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................    $          (26)  $           --
                                                                ==============   ==============

---------------

  * Amount includes distributions in excess of realized gains in the amount of $3,275.

 + Allocated from Focused Equities Master Portfolio.

 # Amount represents results from operations prior to conversion to master-feeder structure.

 (a) As of October 8, 1999, Focused Equities Fund converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

         FOCUSED EQUITIES                      MIDCAP GROWTH                     SMALL COMPANY
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
      3/31/00(a)        3/31/99          3/31/00          3/31/99          3/31/00          3/31/99
    ---------------------------------------------------------------------------------------------------
    $      (12,382)  $       (1,308)  $       (1,619)  $       (1,246)  $       (4,427)  $       (1,679)
            (5,148)#             --           45,199            3,479           94,410          (18,201)
            22,127            3,566               --               --               --               --
            40,122#              --          110,683          (35,342)         342,129          (83,458)
           376,082           90,876               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
           420,801           93,134          154,263          (33,109)         432,112         (103,338)
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
            (1,702)             (13)          (7,942)         (43,365)            (682)         (22,341)
                --               --               --               (3)              --               --
            (3,761)             (12)            (711)          (3,190)            (268)            (901)
            (5,232)             (36)          (1,551)          (6,532)             (12)            (327)
              (435)              (1)             (71)            (320)              (4)            (217)
                --               --               --               --               --               --
         1,194,947          534,792          (17,593)         (70,866)         128,329          229,621
    --------------   --------------   --------------   --------------   --------------   --------------
         1,604,618          627,864          126,395         (157,385)         559,475          102,497
           663,642           35,778          230,531          387,916          351,202          248,705
    --------------   --------------   --------------   --------------   --------------   --------------
    $    2,268,260   $      663,642   $      356,926   $      230,531   $      910,677   $      351,202
    ==============   ==============   ==============   ==============   ==============   ==============
    $           --   $           --   $           --   $           --   $           --   $       (1,069)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                     CONVERTIBLE SECURITIES
                                                 PERIOD ENDED             PERIOD ENDED              YEAR ENDED
                                                MARCH 31, 2000          MAY 14, 1999(a)        FEBRUARY 28, 1999(a)
                                             --------------------      ------------------      ---------------------
                                             SHARES      DOLLARS       SHARES    DOLLARS       SHARES      DOLLARS
                                             -----------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold.....................................      738    $  13,925          --    $     --          --     $      --
  Issued as reinvestment of dividends......       15          284          --          --          --            --
  Redeemed.................................     (136)      (2,464)         --          --          --            --
                                             -------    ---------      ------    --------      ------     ---------
  Net increase/(decrease)..................      617    $  11,745          --    $     --          --     $      --
                                             =======    =========      ======    ========      ======     =========
INVESTOR A SHARES:
  Sold.....................................      859    $  16,460         249    $  4,450       3,936     $  68,014
  Issued as reinvestment of dividends......    1,556       28,423         110       1,937         867        14,499
  Redeemed.................................   (4,975)     (94,506)     (1,666)    (29,719)     (6,909)     (116,880)
                                             -------    ---------      ------    --------      ------     ---------
  Net increase/(decrease)..................   (2,560)   $ (49,623)     (1,307)   $(23,332)     (2,106)    $ (34,367)
                                             =======    =========      ======    ========      ======     =========
INVESTOR B SHARES:
  Sold.....................................      294    $   5,681          52    $    918         220     $   3,707
  Issued as reinvestment of dividends......       30          541           1          17           3            50
  Redeemed.................................      (58)      (1,115)         (6)       (113)        (29)         (488)
                                             -------    ---------      ------    --------      ------     ---------
  Net increase/(decrease)..................      266    $   5,107          47    $    822         194     $   3,269
                                             =======    =========      ======    ========      ======     =========
INVESTOR C SHARES:
  Sold.....................................       72    $   1,364          23    $    417         162     $   2,751
  Issued as reinvestment of dividends......       11          196           1          21           7           111
  Redeemed.................................     (158)      (2,982)        (43)       (781)        (85)       (1,453)
                                             -------    ---------      ------    --------      ------     ---------
  Net increase/(decrease)..................      (75)   $  (1,422)        (19)   $   (343)         84     $   1,409
                                             =======    =========      ======    ========      ======     =========
  Total net increase/(decrease)............   (1,752)   $ (34,193)     (1,279)   $(22,853)     (1,828)    $ (29,689)
                                             =======    =========      ======    ========      ======     =========

---------------

(a) Represents financial information for the Pacific Horizon Capital Income Fund, which was reorganized into Convertible Securities on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           BALANCED ASSETS
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2000          MARCH 31, 1999
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     149    $  1,589         737    $  7,600
  Issued in exchange for Institutional Shares of Emerald
    Balanced Fund (Note 10).................................      --          --       6,310      68,185
  Issued as reinvestment of dividends.......................      93         950         220       2,295
  Redeemed..................................................  (1,371)    (14,441)     (4,378)    (45,725)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,129)   $(11,902)      2,889    $ 32,355
                                                              ======    ========      ======    ========
PRIMARY B SHARES:+
  Sold......................................................      --    $     --          --    $     --
  Issued as reinvestment of dividends.......................      --          --          11         120
  Redeemed..................................................      --          --        (174)     (1,835)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --    $     --        (163)   $ (1,715)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     123    $  1,296         681    $  7,093
  Issued in exchange for Retail Shares of Emerald Balanced
    Fund (Note 10)..........................................      --          --         806       8,702
  Issued as reinvestment of dividends.......................      34         352         141       1,485
  Redeemed..................................................  (1,072)    (11,093)     (1,001)    (10,278)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (915)   $ (9,445)        627    $  7,002
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     418    $  4,430       1,397    $ 14,540
  Issued as reinvestment of dividends.......................     106       1,091         551       5,853
  Redeemed..................................................  (2,433)    (25,045)     (1,713)    (17,442)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,909)   $(19,524)        235    $  2,951
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      23    $    242          52    $    546
  Issued as reinvestment of dividends.......................       3          27          13         141
  Redeemed..................................................     (52)       (538)        (80)       (830)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (26)   $   (269)        (15)   $   (143)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (3,979)   $(41,140)      3,573    $ 40,450
                                                              ======    ========      ======    ========

---------------

+ There were no longer any public shareholders of Balanced Assets Primary B
  Shares as of January 5, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               ASSET ALLOCATION
                                                          PERIOD ENDED         PERIOD ENDED           YEAR ENDED
                                                         MARCH 31, 2000      MAY 14, 1999(a)     FEBRUARY 28, 1999(a)
                                                        -----------------    ----------------    ---------------------
                                                        SHARES   DOLLARS     SHARES   DOLLARS     SHARES     DOLLARS
                                                        --------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold................................................     677   $ 15,720       --    $    --         --     $     --
  Issued as reinvestment of dividends.................      16        366       --         --         --           --
  Redeemed............................................     (55)    (1,271)      --         --         --           --
                                                        ------   --------     ----    -------     ------     --------
  Net increase/(decrease).............................     638   $ 14,815       --    $    --         --     $     --
                                                        ======   ========     ====    =======     ======     ========
INVESTOR A SHARES:
  Sold................................................     301   $  7,189      129    $ 3,014      1,494     $ 32,958
  Issued in exchange for:
    A Shares of Time Horizon Portfolio I (Note 10)....     336      7,832       --         --         --           --
    A Shares of Time Horizon Portfolio II (Note 10)...     489     11,379       --         --         --           --
    A Shares of Time Horizon Portfolio III (Note
      10).............................................     529     12,317       --         --         --           --
  Issued as reinvestment of dividends.................     153      3,514       15        338        265        5,769
  Redeemed............................................  (1,468)   (34,435)    (261)    (6,117)      (856)     (18,891)
                                                        ------   --------     ----    -------     ------     --------
  Net increase/(decrease).............................     340   $  7,796     (117)   $(2,765)       903     $ 19,836
                                                        ======   ========     ====    =======     ======     ========
INVESTOR B SHARES:
  Sold................................................   1,127   $ 26,086      199    $ 4,627        246     $  5,456
  Issued in exchange for:
    B Shares of Time Horizon Portfolio I (Note 10)....   1,063     24,689       --         --         --           --
    B Shares of Time Horizon Portfolio II (Note 10)...   1,381     32,027       --         --         --           --
    B Shares of Time Horizon Portfolio III (Note
      10).............................................   1,641     38,074       --         --         --           --
  Issued as reinvestment of dividends.................     159      3,640        1         27          8          183
  Redeemed............................................    (797)   (18,438)      (6)      (130)        (6)        (139)
                                                        ------   --------     ----    -------     ------     --------
  Net increase/(decrease).............................   4,574   $106,078      194    $ 4,524        248     $  5,500
                                                        ======   ========     ====    =======     ======     ========
INVESTOR C SHARES:
  Sold................................................      77   $  1,782       26    $   611         48     $  1,051
  Issued in exchange for:
    K Shares of Time Horizon Portfolio I (Note 10)....      --*        11       --         --         --           --
    K Shares of Time Horizon Portfolio II (Note 10)...      --*         8       --         --         --           --
    K Shares of Time Horizon Portfolio III (Note
      10).............................................      --*         1       --         --         --           --
  Issued as reinvestment of dividends.................       3         82       --          8          6          131
  Redeemed............................................     (84)    (1,978)      (7)      (176)       (52)      (1,161)
                                                        ------   --------     ----    -------     ------     --------
  Net increase/(decrease).............................      (4)  $    (94)      19    $   443          2     $     21
                                                        ======   ========     ====    =======     ======     ========
SEAFIRST SHARES:
  Sold................................................     118   $  2,600      211    $ 3,725        860     $ 14,710
  Issued as reinvestment of dividends.................     763     13,135       82      1,428      1,370       22,704
  Redeemed............................................  (1,584)   (28,129)    (418)    (7,377)    (1,854)     (31,524)
                                                        ------   --------     ----    -------     ------     --------
  Net increase/(decrease).............................    (703)  $(12,394)    (125)   $(2,224)       376     $  5,890
                                                        ======   ========     ====    =======     ======     ========
  Total net increase/(decrease).......................   4,845   $116,201      (29)   $   (22)     1,529     $ 31,247
                                                        ======   ========     ====    =======     ======     ========

---------------

 * Amount represents less than 500 shares.

 (a) Represents financial information for the Pacific Horizon Asset Allocation Fund, which was reorganized into Asset Allocation on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              EQUITY INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    3,880    $  45,563       10,668    $ 124,337
  Issued in exchange for Assets of NationsBank Common Trust
    Equity Income Fund (Note 10)............................       --           --        4,737       62,189
  Issued as reinvestment of dividends.......................       45          515          636        8,101
  Redeemed..................................................  (20,182)    (237,504)     (31,078)    (358,488)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (16,257)   $(191,426)     (15,037)   $(163,861)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................      516    $   6,159        1,295    $  15,303
  Issued as reinvestment of dividends.......................       76          886          475        5,953
  Redeemed..................................................   (2,210)     (26,050)      (2,132)     (24,670)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,618)   $ (19,005)        (362)   $  (3,414)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      160    $   1,918          989    $  12,090
  Issued as reinvestment of dividends.......................      124        1,422          982       12,328
  Redeemed..................................................   (3,384)     (39,252)      (2,892)     (33,271)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (3,100)   $ (35,912)        (921)   $  (8,853)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       19    $     226           35    $     434
  Issued as reinvestment of dividends.......................        7           82           66          839
  Redeemed..................................................     (158)      (1,864)        (333)      (4,017)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (132)   $  (1,556)        (232)   $  (2,744)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (21,107)   $(247,899)     (16,552)   $(178,872)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                  VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    6,945    $ 118,586       29,523    $ 533,366
  Issued in exchange for:
    Assets of NationsBank Common Trust Long-Term Equity
      Fund..................................................       --           --        6,395      120,426
    Institutional Shares of Emerald Equity Value Fund (Note
      10)...................................................       --           --        1,059       19,791
  Issued as reinvestment of dividends.......................    4,592       79,800        5,598      103,270
  Redeemed..................................................  (38,909)    (661,959)     (48,601)    (877,373)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (27,372)   $(463,573)      (6,026)   $(100,520)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,144    $  54,395        2,114    $  37,964
  Issued in exchange for Retail Shares of Emerald Equity
    Value Fund (Note 10)....................................       --           --          354        6,603
  Issued as reinvestment of dividends.......................      702       12,174          946       17,374
  Redeemed..................................................   (5,568)     (94,505)      (3,378)     (59,394)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,722)   $ (27,936)          36    $   2,547
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      968    $  17,110        1,531    $  28,200
  Issued as reinvestment of dividends.......................      889       15,224        1,007       18,348
  Redeemed..................................................   (2,666)     (44,195)      (1,531)     (27,558)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (809)   $ (11,861)       1,007    $  18,990
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      105    $   1,806          206    $   3,701
  Issued as reinvestment of dividends.......................       71        1,219           91        1,663
  Redeemed..................................................     (221)      (3,693)        (331)      (5,838)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (45)   $    (668)         (34)   $    (474)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (29,948)   $(504,038)      (5,017)   $ (79,457)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              LARGECAP INDEX
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES     DOLLARS        SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   8,490    $  224,859       29,340    $ 653,241
  Issued in exchange for assets of Collective Trust Equity
    Index Fund (Note 10)....................................  58,487    $1,690,266           --           --
  Issued as reinvestment of dividends.......................     511        13,544        1,400       30,587
  Redeemed..................................................  (6,934)     (184,945)     (22,794)    (509,984)
                                                              ------    ----------      -------    ---------
  Net increase/(decrease)...................................  60,554    $1,743,724        7,946    $ 173,844
                                                              ======    ==========      =======    =========
PRIMARY B SHARES:+
  Sold......................................................      --    $       --           13    $     295
  Issued as reinvestment of dividends.......................      --            --           --            7
  Redeemed..................................................      --            --          (19)        (450)
                                                              ------    ----------      -------    ---------
  Net increase/(decrease)...................................      --    $       --           (6)   $    (148)
                                                              ======    ==========      =======    =========
INVESTOR A SHARES:
  Sold......................................................     918    $   24,361          459    $  10,251
  Issued as reinvestment of dividends.......................      13           350           13          279
  Redeemed..................................................    (479)      (12,988)        (123)      (2,855)
                                                              ------    ----------      -------    ---------
  Net increase/(decrease)...................................     452    $   11,723          349    $   7,675
                                                              ======    ==========      =======    =========
  Total net increase/(decrease).............................  61,006    $1,755,447        8,289    $ 181,371
                                                              ======    ==========      =======    =========

---------------

+ There were no longer any public shareholders of LargeCap Index Primary B
  Shares as of February 15, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           GROWTH & INCOME
                                                                  YEAR ENDED             YEAR ENDED
                                                                MARCH 31, 2000         MARCH 31, 1999
                                                              -------------------    ------------------
                                                              SHARES     DOLLARS     SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    6,082    $110,230     4,035    $ 54,522
  Issued as reinvestment of dividends.......................        7         118        --*          3
  Redeemed..................................................   (4,363)    (78,685)     (741)     (9,475)
                                                              -------    --------    ------    --------
  Net increase/(decrease)...................................    1,726    $ 31,663     3,294    $ 45,050
                                                              =======    ========    ======    ========
INVESTOR A SHARES:
  Sold......................................................    6,807    $128,700     3,300    $ 41,279
  Issued as reinvestment of dividends.......................        6          95        --*          1
  Redeemed..................................................   (1,580)    (28,598)     (493)     (6,453)
                                                              -------    --------    ------    --------
  Net increase/(decrease)...................................    5,233    $100,197     2,807    $ 34,827
                                                              =======    ========    ======    ========
INVESTOR B SHARES:
  Sold......................................................    8,825    $156,540     6,484    $ 84,968
  Issued as reinvestment of dividends.......................       21         328        --*          9
  Redeemed..................................................   (1,190)    (21,099)     (457)     (5,812)
                                                              -------    --------    ------    --------
  Net increase/(decrease)...................................    7,656    $135,769     6,027    $ 79,165
                                                              =======    ========    ======    ========
INVESTOR C SHARES:
  Sold......................................................    1,506    $ 27,336       197    $  2,723
  Issued as reinvestment of dividends.......................        1          15        --*         --*
  Redeemed..................................................      (94)     (1,770)      (23)       (295)
                                                              -------    --------    ------    --------
  Net increase/(decrease)...................................    1,413    $ 25,581       174    $  2,428
                                                              =======    ========    ======    ========
  Total net increase/(decrease).............................   16,028    $293,210    12,302    $161,470
                                                              =======    ========    ======    ========

---------------

* Amount represents less than 500 shares and $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           BLUE CHIP
                                               PERIOD ENDED              PERIOD ENDED               YEAR ENDED
                                              MARCH 31, 2000           MAY 14, 1999(a)         FEBRUARY 28, 1999(a)
                                            -------------------       ------------------       ---------------------
                                            SHARES     DOLLARS        SHARES    DOLLARS        SHARES      DOLLARS
                                            ------------------------------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold....................................   1,263    $  45,270          --     $     --           --     $      --
  Issued as reinvestment of dividends.....      33        1,102          --           --           --            --
  Redeemed................................    (321)     (11,193)         --           --           --            --
                                            ------    ---------        ----     --------       ------     ---------
  Net increase/(decrease).................     975    $  35,179          --     $     --           --     $      --
                                            ======    =========        ====     ========       ======     =========
INVESTOR A SHARES:
  Sold....................................   1,493    $  53,082         520     $ 18,418        5,779     $ 181,140
  Issued as reinvestment of dividends.....     914       30,421          --            6          625        19,069
  Redeemed................................  (3,608)    (128,588)       (721)     (25,590)      (4,060)     (125,766)
                                            ------    ---------        ----     --------       ------     ---------
  Net increase/(decrease).................  (1,201)   $ (45,085)       (201)    $ (7,166)       2,344     $  74,443
                                            ======    =========        ====     ========       ======     =========
INVESTOR B SHARES:
  Sold....................................   1,525    $  53,125         210     $  7,461          390     $  12,295
  Issued as reinvestment of dividends.....     117        3,877          --           --           11           336
  Redeemed................................    (177)      (5,879)         (9)        (311)         (15)         (480)
                                            ------    ---------        ----     --------       ------     ---------
  Net increase/(decrease).................   1,465    $  51,123         201     $  7,150          386     $  12,151
                                            ======    =========        ====     ========       ======     =========
INVESTOR C SHARES:
  Sold....................................     296    $  10,373          58     $  2,048          277     $   8,600
  Issued as reinvestment of dividends.....      37        1,233          --           --           19           577
  Redeemed................................    (288)     (10,175)        (37)      (1,319)        (126)       (4,046)
                                            ------    ---------        ----     --------       ------     ---------
  Net increase/(decrease).................      45    $   1,431          21     $    729          170     $   5,131
                                            ======    =========        ====     ========       ======     =========
SEAFIRST SHARES:
  Sold....................................     273    $   8,531         350     $ 10,944        1,723     $  48,126
  Issued as reinvestment of dividends.....   1,597       46,245          11          343          964        25,981
  Redeemed................................  (1,389)     (43,144)       (513)     (16,053)      (2,459)      (67,827)
                                            ------    ---------        ----     --------       ------     ---------
  Net increase/(decrease).................     481    $  11,632        (152)    $ (4,766)         228     $   6,280
                                            ======    =========        ====     ========       ======     =========
  Total net increase/(decrease)...........   1,765    $  54,280        (131)    $ (4,053)       3,128     $  98,005
                                            ======    =========        ====     ========       ======     =========

---------------

(a) Represents financial information for the Pacific Horizon Blue Chip Fund, which was reorganized into Blue Chip on May 21, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           STRATEGIC GROWTH
                                                                  YEAR ENDED             PERIOD ENDED
                                                              MARCH 31, 2000(b)       MARCH 31, 1999(a)
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  36,734    $556,572      20,226    $202,441
  Issued as reinvestment of dividends.......................      38         543          --          --
  Redeemed..................................................  (5,508)    (83,129)       (970)    (12,028)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  31,264    $473,986      19,256    $190,413
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     365    $  5,684          --    $     --
  Issued as reinvestment of dividends.......................      --*          3          --          --
  Redeemed..................................................     (41)       (630)         --          --
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     324    $  5,057          --    $     --
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     301    $  4,692          --    $     --
  Issued as reinvestment of dividends.......................      --*          3          --          --
  Redeemed..................................................      (9)       (145)         --          --
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     292    $  4,550          --    $     --
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     101    $  1,555          --    $     --
  Issued as reinvestment of dividends.......................      --*          2          --          --
  Redeemed..................................................      --*         (4)         --          --
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     101    $  1,553          --    $     --
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  31,981    $485,146      19,256    $190,413
                                                              ======    ========      ======    ========

---------------

 *  Amount represents less than 500 shares.

(a) Strategic Growth Primary A Shares commenced operations on October 2, 1998.

(b) Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              CAPITAL GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   10,051    $ 130,555       14,323    $ 183,544
  Issued as reinvestment of dividends.......................    1,564       18,939        5,911       65,638
  Redeemed..................................................  (16,881)    (216,390)     (24,584)    (296,237)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (5,266)   $ (66,896)      (4,350)   $ (47,055)
                                                              =======    =========      =======    =========
PRIMARY B SHARES: +
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of dividends.......................       --           --            6           61
  Redeemed..................................................       --           --          (26)        (283)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       --    $      --          (20)   $    (222)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   12,595    $ 159,304        2,165    $  24,731
  Issued as reinvestment of dividends.......................      268        3,217          811        8,950
  Redeemed..................................................  (13,011)    (164,173)      (1,821)     (20,456)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (148)   $  (1,652)       1,155    $  13,225
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      462    $   5,452          889    $  10,383
  Issued as reinvestment of dividends.......................      418        4,739        1,294       13,706
  Redeemed..................................................   (1,117)     (13,279)        (994)     (11,322)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (237)   $  (3,088)       1,189    $  12,767
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       68    $     824          113    $   1,473
  Issued as reinvestment of dividends.......................       26          299          112        1,200
  Redeemed..................................................      (74)        (915)        (367)      (4,213)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       20    $     208         (142)   $  (1,540)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (5,631)   $ (71,428)      (2,168)   $ (22,825)
                                                              =======    =========      =======    =========

---------------

+ There were no longer any public shareholders of Capital Growth Primary B
  Shares as of December 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           DISCIPLINED EQUITY
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2000           MARCH 31, 1999
                                                              -------------------      -------------------
                                                              SHARES     DOLLARS       SHARES     DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,001    $  77,380       5,761    $ 122,198
  Issued in exchange for:
    Assets of NationsBank Common Trust Growth Fund (Note
      10)...................................................      --           --       2,279       47,340
    Assets of NationsBank Common Trust Oklahoma Growth Fund
      (Note 10).............................................      --           --         205        4,245
    Institutional Shares of Emerald Equity Fund (Note 10)...      --           --      11,872      249,848
  Issued as reinvestment of dividends.......................   1,774       37,908         596       12,584
  Redeemed..................................................  (6,497)    (150,271)     (9,046)    (192,810)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................  (1,722)   $ (34,983)     11,667    $ 243,405
                                                              ======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................   2,593    $  57,533       3,454    $  71,438
  Issued in exchange for Retail Shares of Emerald Equity
    Fund (Note 10)..........................................      --           --       2,242       47,004
  Issued as reinvestment of dividends.......................     318        6,776         132        2,780
  Redeemed..................................................  (3,479)     (75,702)     (3,913)     (80,705)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................    (568)   $ (11,393)      1,915    $  40,517
                                                              ======    =========      ======    =========
INVESTOR B SHARES:
  Sold......................................................     369    $   9,218         672    $  13,830
  Issued as reinvestment of dividends.......................     304        6,194         183        3,754
  Redeemed..................................................    (900)     (18,890)       (359)      (7,232)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................    (227)   $  (3,478)        496    $  10,352
                                                              ======    =========      ======    =========
INVESTOR C SHARES:
  Sold......................................................      25    $     577          35    $     723
  Issued as reinvestment of dividends.......................      10          218           6          118
  Redeemed..................................................     (31)        (660)        (24)        (498)
                                                              ------    ---------      ------    ---------
  Net increase/(decrease)...................................       4    $     135          17    $     343
                                                              ======    =========      ======    =========
  Total net increase/(decrease).............................  (2,513)   $ (49,719)     14,095    $ 294,617
                                                              ======    =========      ======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            FOCUSED EQUITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              ---------------------      ------------------
                                                              SHARES      DOLLARS        SHARES    DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   19,546    $  392,072       6,465    $ 91,675
  Issued as reinvestment of dividends.......................       53           923          --*         11
  Redeemed..................................................  (11,452)     (235,823)       (873)    (11,954)
                                                              -------    ----------      ------    --------
  Net increase/(decrease)...................................    8,147    $  157,172       5,592    $ 79,732
                                                              =======    ==========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   23,689    $  469,267      14,569    $219,849
  Issued as reinvestment of dividends.......................      189         3,274          --*         12
  Redeemed..................................................   (7,516)     (147,452)       (833)    (11,959)
                                                              -------    ----------      ------    --------
  Net increase/(decrease)...................................   16,362    $  325,089      13,736    $207,902
                                                              =======    ==========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   29,697    $  567,819      17,825    $250,192
  Issued as reinvestment of dividends.......................      281         4,822           3          35
  Redeemed..................................................   (3,330)      (63,436)     (1,076)    (15,197)
                                                              -------    ----------      ------    --------
  Net increase/(decrease)...................................   26,648    $  509,205      16,752    $235,030
                                                              =======    ==========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   10,976    $  217,458         809    $ 12,547
  Issued as reinvestment of dividends.......................       16           285          --*         --*
  Redeemed..................................................     (730)      (14,262)        (27)       (419)
                                                              -------    ----------      ------    --------
  Net increase/(decrease)...................................   10,262    $  203,481         782    $ 12,128
                                                              =======    ==========      ======    ========
  Total net increase/(decrease).............................   61,419    $1,194,947      36,862    $534,792
                                                              =======    ==========      ======    ========

---------------

* Amount represents less than 500 shares and $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    1,226    $  23,013        2,838    $  39,174
  Issued as reinvestment of dividends.......................      362        5,621        1,415       20,768
  Redeemed..................................................   (2,368)     (37,950)     (10,129)    (129,391)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (780)   $  (9,316)      (5,876)   $ (69,449)
                                                              =======    =========      =======    =========
PRIMARY B SHARES:+
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of dividends.......................       --           --           --*           3
  Redeemed..................................................       --           --           (2)         (23)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       --    $      --           (2)   $     (20)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   13,817    $ 222,914       23,995    $ 284,885
  Issued as reinvestment of dividends.......................       45          688          192        2,766
  Redeemed..................................................  (14,206)    (228,626)     (24,128)    (287,495)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (344)   $  (5,024)          59    $     156
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      191    $   3,200          295    $   3,696
  Issued as reinvestment of dividends.......................      107        1,516          469        6,405
  Redeemed..................................................     (572)      (8,217)        (974)     (11,323)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (274)   $  (3,501)        (210)   $  (1,222)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       57    $     944           54    $     622
  Issued as reinvestment of dividends.......................        5           70           23          319
  Redeemed..................................................      (46)        (766)        (110)      (1,272)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       16    $     248          (33)   $    (331)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (1,382)   $ (17,593)      (6,062)   $ (70,866)
                                                              =======    =========      =======    =========

---------------

 * Amount represents less than 500 shares.

 + There were no longer any public shareholders of MidCap Growth Primary B
   Shares as of June 11, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2000            MARCH 31, 1999
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   19,767    $ 320,356       15,945    $ 214,344
  Issued in exchange for:
    Assets of NationsBank Common Trust Special Equity Fund
      (Note 10).............................................       --           --          464        7,075
    Institutional Shares of Emerald Small Capitalization
      Fund (Note 10)........................................       --           --        9,319      139,205
  Issued as reinvestment of dividends.......................       35          524        1,069       14,012
  Redeemed..................................................  (19,725)    (312,274)     (13,195)    (161,496)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       77    $   8,606       13,602    $ 213,140
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   22,290    $ 343,670        8,141    $  95,698
  Issued in exchange for A Shares of Pacific Horizon
    Aggressive Growth Fund (Note 10)........................   12,965      159,453           --           --
  Issued in exchange for Retail Shares of Emerald Small
    Capitalization Fund (Note 10)...........................       --           --          933       13,883
  Issued as reinvestment of dividends.......................       17          250           64          828
  Redeemed..................................................  (25,748)    (386,849)      (8,156)     (96,977)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    9,524    $ 116,524          982    $  13,432
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      248    $   4,544          353    $   4,713
  Issued in exchange for B Shares of Pacific Horizon
    Aggressive Growth Fund (Note 10)........................       49          591           --           --
  Issued as reinvestment of dividends.......................        1           12           25          322
  Redeemed..................................................     (124)      (1,696)        (139)      (1,729)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      174    $   3,451          239    $   3,306
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       62    $   1,002           13    $     177
  Issued in exchange for K Shares of Pacific Horizon
    Aggressive Growth Fund (Note 10)........................      337        4,122           --           --
  Issued as reinvestment of dividends.......................       --*           4           15          213
  Redeemed..................................................     (409)      (5,380)         (55)        (647)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (10)   $    (252)         (27)   $    (257)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................    9,765    $ 128,329       14,796    $ 229,621
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Period ended 3/31/2000***#................   $18.15        $ 0.42           $ 5.52            $5.94          $(0.50)
INVESTOR A SHARES*
Period ended 3/31/2000#...................   $18.31        $ 0.46           $ 5.26            $5.72          $(0.45)
Period ended 5/14/1999....................    17.34          0.12             0.96             1.08           (0.11)
Year ended 2/28/1999......................    17.28          0.51             0.25             0.76           (0.52)
Year ended 2/28/1998......................    17.35          0.58             2.89             3.47           (0.59)
Year ended 2/28/1997**....................    16.42          0.57             2.34             2.91           (0.57)
Year ended 2/29/1996......................    13.65          0.62             2.84             3.46           (0.69)
INVESTOR B SHARES*
Period ended 3/31/2000#...................   $18.27        $ 0.44           $ 5.12            $5.56          $(0.36)
Period ended 5/14/1999....................    17.30          0.09             0.96             1.05           (0.27)
Period ended 2/28/1999***.................    17.67          0.22            (0.17)            0.05           (0.24)
INVESTOR C SHARES*
Period ended 3/31/2000#...................   $18.35        $ 0.38           $ 5.22            $5.60          $(0.31)
Period ended 5/14/1999....................    17.37          0.10             0.97             1.07           (0.09)
Year ended 2/28/1999......................    17.24          0.40             0.31             0.71           (0.40)
Year ended 2/28/1998......................    17.30          0.48             2.89             3.37           (0.48)
Period ended 2/28/1997***.................    16.24          0.32             2.43             2.75           (0.28)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Period ended 3/31/2000***#................     $(1.41)
INVESTOR A SHARES*
Period ended 3/31/2000#...................     $(1.41)
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (0.18)
Year ended 2/28/1998......................      (2.95)
Year ended 2/28/1997**....................      (1.41)
Year ended 2/29/1996......................         --
INVESTOR B SHARES*
Period ended 3/31/2000#...................     $(1.41)
Period ended 5/14/1999....................         --
Period ended 2/28/1999***.................      (0.18)
INVESTOR C SHARES*
Period ended 3/31/2000#...................     $(1.41)
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (0.18)
Year ended 2/28/1998......................      (2.95)
Period ended 2/28/1997***.................      (1.41)

---------------

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A, B and K Shares, which were reorganized into the Convertible Securities Investor A, Investor B and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

 ** As of July 22, 1996, the Portfolio designated the existing series of shares as "A" Shares.

 *** Convertible Securities Primary A, Investor B and Investor C Shares commenced operations on May 21, 1999, July 15, 1998 and October 21, 1996, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(1.91)         $22.18        35.21%     $ 13,688       0.97%+(b)        2.21%+           65%          0.98%+
   $(1.86)         $22.17        33.68%     $369,488       1.22%+(b)        1.96%+           65%          1.23%+
    (0.11)          18.31         6.25       352,000       1.30+            3.07+            16           1.32+
    (0.70)          17.34         4.64       356,000       1.15(a)          2.97             66           1.16(a)
    (3.54)          17.28        21.54       391,000       1.10(a)          3.35             69           1.12(a)
    (1.98)          17.35        18.53       309,000       1.18(a)          3.40            124           1.19(a)
    (0.69)          16.42        25.96       247,000       1.23(a)          4.05             57           1.26(a)
   $(1.77)         $22.06        32.76%     $ 11,175       1.97%+(b)        1.21%+           65%          1.98%+
    (0.08)          18.27         6.10         4,000       2.06+            2.34+            16           2.08+
    (0.42)          17.30         0.44         3,000       1.96+(a)         2.14+            66           1.97(a)+
   $(1.72)         $22.23        32.81%     $  3,033       1.97%+(b)        1.21%+           65%          1.98%+
    (0.09)          18.35         6.17         4,000       1.80+            2.56+            16           2.07+
    (0.58)          17.37         4.29         4,000       1.65(a)          2.45             66           1.91(a)
    (3.43)          17.24        20.97         3,000       1.60             2.85             69           1.86
    (1.69)          17.30        17.47         1,000       1.66+            2.85+           124           1.91+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                    NET ASSET                     NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                      VALUE          NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                    BEGINNING     INVESTMENT     GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF PERIOD    INCOME(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                    ---------------------------------------------------------------------------------------------
BALANCED ASSETS
PRIMARY A SHARES
Year ended 3/31/2000#...........     $10.39         $0.30            $(0.22)           $ 0.08           $(0.30)            --
Year ended 3/31/1999#...........      11.49          0.26             (0.39)            (0.13)           (0.23)         (0.74)
Year ended 3/31/1998............      11.15          0.29              2.68              2.97            (0.29)         (2.34)
Year ended 3/31/1997............      11.65          0.39              1.03              1.42            (0.38)         (1.54)
Period ended 3/31/1996(a).......      12.68          0.11              0.45              0.56            (0.18)         (1.41)
Year ended 11/30/1995...........      10.44          0.38              2.21              2.59            (0.33)         (0.02)
INVESTOR A SHARES
Year ended 3/31/2000#...........     $10.38         $0.24            $(0.19)           $ 0.05           $(0.27)            --
Year ended 3/31/1999#...........      11.47          0.23             (0.38)            (0.15)           (0.20)         (0.74)
Year ended 3/31/1998............      11.13          0.27              2.68              2.95            (0.27)         (2.34)
Year ended 3/31/1997............      11.64          0.34              1.05              1.39            (0.36)         (1.54)
Period ended 3/31/1996(a).......      12.66          0.11              0.45              0.56            (0.17)         (1.41)
Year ended 11/30/1995...........      10.42          0.34              2.23              2.57            (0.31)         (0.02)
INVESTOR B SHARES
Year ended 3/31/2000#...........     $10.36         $0.17            $(0.20)           $(0.03)          $(0.19)            --
Year ended 3/31/1999#...........      11.45          0.15             (0.38)            (0.23)           (0.12)         (0.74)
Year ended 3/31/1998............      11.11          0.19              2.68              2.87            (0.19)         (2.34)
Year ended 3/31/1997............      11.62          0.29              1.04              1.33            (0.30)         (1.54)
Period ended 3/31/1996(a).......      12.63          0.09              0.45              0.54            (0.14)         (1.41)
Year ended 11/30/1995...........      10.40          0.28              2.22              2.50            (0.25)         (0.02)
INVESTOR C SHARES
Year ended 3/31/2000#...........     $10.32         $0.17            $(0.20)           $(0.03)          $(0.19)            --
Year ended 3/31/1999#...........      11.41          0.15             (0.38)            (0.23)           (0.12)         (0.74)
Year ended 3/31/1998............      11.08          0.20              2.67              2.87            (0.20)         (2.34)
Year ended 3/31/1997............      11.60          0.33              1.02              1.35            (0.33)         (1.54)
Period ended 3/31/1996(a).......      12.61          0.09              0.45              0.54            (0.14)         (1.41)
Year ended 11/30/1995...........      10.38          0.26              2.21              2.47            (0.22)         (0.02)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(0.30)         $10.17         0.73%     $ 35,850       1.01%(b)(c)       2.61%          103%          1.15%(b)
    (0.97)          10.39        (1.20)       48,373       1.00(b)(c)       2.43            126        1.00(b)
    (2.63)          11.49        30.35        20,299       1.08(b)(c)       2.70            276        1.08(b)
    (1.92)          11.15        12.50       135,731       1.00(b)          3.31            264        1.00(b)
    (1.59)          11.65         4.90       164,215       1.00+            2.91+            83           1.00+
    (0.35)          12.68        25.27       163,198       0.99             3.25            174           0.99
   $(0.27)         $10.16         0.47%     $ 11,240       1.26%(b)(c)       2.36%          103%          1.40%(b)
    (0.94)          10.38        (1.36)       20,979       1.25(b)(c)       2.18            126        1.25(b)
    (2.61)          11.47        30.13        16,009       1.33(b)(c)       2.45            276        1.33(b)
    (1.90)          11.13        12.18         9,075       1.25(b)          3.06            264        1.25(b)
    (1.58)          11.64         4.86         6,261       1.25+            2.66+            83           1.25+
    (0.33)          12.66        25.01         5,276       1.24             3.00            174           1.24
   $(0.19)         $10.14        (0.30)%    $ 52,810       2.01%(b)(c)       1.61%          103%          2.15%(b)
    (0.86)          10.36        (2.13)       73,735       2.00(b)(c)       1.43            126        2.00(b)
    (2.53)          11.45        29.35        78,813       2.00(b)(c)       1.78            276        2.00(b)
    (1.84)          11.11        11.62        64,058       1.75(b)          2.56            264        1.75(b)
    (1.55)          11.62         4.69        65,764       1.75+            2.16+            83           1.75+
    (0.27)          12.63        24.35        62,275       1.74             2.50            174           1.74
   $(0.19)         $10.10        (0.27)%    $  1,315       2.01%(b)(c)       1.61%          103%          2.15%(b)
    (0.86)          10.32        (2.17)        1,614       2.00(b)(c)       1.43            126        2.00(b)
    (2.54)          11.41        29.43         1,947       1.91(b)(c)       1.87            276        1.91(b)
    (1.87)          11.08        11.85         1,396       1.50(b)          2.81            264        1.50(b)
    (1.55)          11.60         4.71         1,187       1.62+            2.29+            83           1.62+
    (0.24)          12.61        24.03           992       1.99             2.25            174           1.99

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Period ended 3/31/2000***#.....     $23.06          $0.49            $1.93              $2.42           $(0.41)        $(0.72)
INVESTOR A SHARES*
Period ended 3/31/2000#........     $23.40          $0.43            $1.59              $2.02           $(0.35)        $(0.72)
Period ended 5/14/1999.........      22.50           0.10             0.91               1.01            (0.11)            --
Year ended 2/28/1999...........      21.41           0.55             2.48               3.03            (0.45)         (1.49)
Year ended 2/28/1998...........      19.40           0.52             3.72               4.24            (0.47)         (1.76)
Year ended 2/28/1997**.........      17.52           0.48             2.50               2.98            (0.46)         (0.64)
Year ended 2/29/1996...........      15.15           0.52             2.86               3.38            (0.53)         (0.48)
INVESTOR B SHARES*
Period ended 3/31/2000#........     $23.32          $0.47            $1.39              $1.86           $(0.22)        $(0.72)
Period ended 5/14/1999.........      22.45           0.06             0.89               0.95            (0.08)            --
Period ended 2/28/1999***......      23.17           0.22             0.75               0.97            (0.20)         (1.49)
INVESTOR C SHARES*
Period ended 3/31/2000#........     $23.33          $0.42            $1.43              $1.85           $(0.19)        $(0.72)
Period ended 5/14/1999.........      22.45           0.05             0.92               0.97            (0.09)            --
Year ended 2/28/1999...........      21.36           0.44             2.49               2.93            (0.35)         (1.49)
Year ended 2/28/1998...........      19.40           0.41             3.66               4.07            (0.36)         (1.75)
Period ended 2/28/1997***......      17.23           0.19             2.80               2.99            (0.18)         (0.64)
SEAFIRST SHARES*
Period ended 3/31/2000#........     $17.66          $0.32            $1.22              $1.54           $(0.41)        $(0.72)
Period ended 5/14/1999.........      17.01           0.08             0.69               0.77            (0.12)            --
Year ended 2/28/1999...........      16.63           0.45             1.88               2.33            (0.46)         (1.49)
Year ended 2/28/1998***........      15.79           0.30             1.65               1.95            (0.24)         (0.87)

---------------

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A, B, K and SRF Shares, which were reorganized into the Asset Allocation Investor A, Investor B, Investor C and Seafirst Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

 ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

 *** Asset Allocation Primary A, Investor B, Investor C and Seafirst Shares commenced operations on May 21, 1999, July 15, 1998, November 11, 1996 and June 23, 1997, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(1.13)         $24.35        10.88%     $ 15,532       0.95%+(a)(b)       1.85%+         84%          1.02%+(a)
   $(1.07)         $24.35         8.99%     $ 83,412       1.20%+(a)(b)       1.60%+         84%          1.27%+(a)
    (0.11)          23.40         4.50        72,000      1.18+            2.01+             20          1.20+
    (1.94)          22.50        14.72        72,000       0.94             2.64            114           0.94
    (2.23)          21.41        23.07        49,000       1.03             2.67             67           1.09
    (1.10)          19.40        17.64        35,000       1.25             2.59            116           1.94
    (1.01)          17.52        22.80        22,000       0.62             3.49            157           2.92
   $(0.94)         $24.24         8.31%     $121,644       1.95%+(a)(b)       0.85%+         84%          2.02%+(a)
    (0.08)          23.32         4.26        10,000      1.95+            1.26+             20          1.97+
    (1.69)          22.45         4.59         6,000      1.74+            1.92+            114           1.74
   $(0.91)         $24.27         8.24%     $  2,305       1.95%+(a)(b)       0.85%+         84%          2.02%+(a)
    (0.09)          23.33         4.31         2,000      1.67+            1.52+             20          1.96+
    (1.84)          22.45        14.23         2,000       1.44             2.14            114           1.69
    (2.11)          21.36        22.10         2,000       1.52             2.17             67           1.58
    (0.82)          19.40        17.69         1,000      1.94+            2.31+            116          3.26+
   $(1.13)         $18.07         9.23%     $205,808       0.95%+           1.85%+           84%          1.27%+
    (0.12)          17.66         4.52       214,000      0.95+            2.23+             20          1.19+
    (1.95)          17.01        14.76       208,000       0.93             2.65            114           0.94
    (1.11)          16.63        13.56       197,000      0.95+            2.73+             67          0.97+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
EQUITY INCOME
PRIMARY A SHARES
Year ended 3/31/2000...........     $11.36          $0.15            $ 0.36            $ 0.51           $(0.15)        $(0.15)
Year ended 3/31/1999#..........      13.94           0.23             (1.45)            (1.22)           (0.23)         (1.13)
Year ended 3/31/1998#..........      12.30           0.29              3.79              4.08            (0.28)         (2.16)
Year ended 3/31/1997...........      13.14           0.43              1.55              1.98            (0.41)         (2.41)
Period ended 3/31/1996(a)......      11.81           0.30              1.77              2.07            (0.37)         (0.37)
Year ended 5/31/1995...........      11.43           0.42              1.11              1.53            (0.42)         (0.73)
INVESTOR A SHARES
Year ended 3/31/2000...........     $11.31          $0.12            $ 0.36            $ 0.48           $(0.12)        $(0.15)
Year ended 3/31/1999#..........      13.89           0.20             (1.45)            (1.25)           (0.20)         (1.13)
Year ended 3/31/1998#..........      12.26           0.26              3.77              4.03            (0.24)         (2.16)
Year ended 3/31/1997...........      13.11           0.36              1.58              1.94            (0.38)         (2.41)
Period ended 3/31/1996(a)......      11.78           0.27              1.77              2.04            (0.34)         (0.37)
Year ended 5/31/1995...........      11.41           0.40              1.10              1.50            (0.40)         (0.73)
INVESTOR B SHARES
Year ended 3/31/2000...........     $11.31          $0.03            $ 0.36            $ 0.39           $(0.04)        $(0.15)
Year ended 3/31/1999#..........      13.87           0.11             (1.45)            (1.34)           (0.09)         (1.13)
Year ended 3/31/1998#..........      12.25           0.17              3.77              3.94            (0.16)         (2.16)
Year ended 3/31/1997...........      13.10           0.31              1.57              1.88            (0.32)         (2.41)
Period ended 3/31/1996(a)......      11.77           0.22              1.76              1.98            (0.28)         (0.37)
Year ended 5/31/1995...........      11.40           0.34              1.11              1.45            (0.35)         (0.73)
INVESTOR C SHARES
Year ended 3/31/2000...........     $11.45          $0.03            $ 0.37            $ 0.40           $(0.04)        $(0.15)
Year ended 3/31/1999#..........      14.01           0.12             (1.44)            (1.32)           (0.11)         (1.13)
Year ended 3/31/1998#..........      12.35           0.18              3.83              4.01            (0.19)         (2.16)
Year ended 3/31/1997...........      13.19           0.33              1.59              1.92            (0.35)         (2.41)
Period ended 3/31/1996(a)......      11.83           0.21              1.78              1.99            (0.26)         (0.37)
Year ended 5/31/1995...........      11.47           0.32              1.08              1.40            (0.31)         (0.73)

---------------

  * Equity Income Investor B Shares commenced operations on June 7, 1993.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was May 31.

 (b) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(0.30)         $11.57          4.51%    $397,479       0.85%(b)(c)       1.25%           54%          0.85%(b)
    (1.36)          11.36         (9.40)     575,076       0.80(b)(c)       1.92             69           0.80(b)
    (2.44)          13.94         37.21      915,630       0.86(b)          2.22             74           0.86(b)
    (2.82)          12.30         15.62      200,772       0.91(b)          3.09            102           0.91(b)
    (0.74)          13.14         17.98      283,142       0.90+            2.84+            59           0.90+
    (1.15)          11.81         14.79      283,082       0.92             3.75            158           0.93
   $(0.27)         $11.52          4.26%    $ 33,569       1.10%(b)(c)       1.00%           54%          1.10%(b)
    (1.33)          11.31         (9.87)      51,278       1.05(b)(c)       1.67             69           1.05(b)
    (2.40)          13.89         36.92       68,006       1.11(b)          1.97             74           1.11(b)
    (2.79)          12.26         15.30       47,891       1.16(b)          2.84            102           1.16(b)
    (0.71)          13.11         17.75       42,606       1.15+            2.59+            59           1.15+
    (1.13)          11.78         14.53       35,538       1.17             3.50            158           1.18
   $(0.19)         $11.51          3.43%    $ 73,966       1.85%(b)(c)       0.25%           54%          1.85%(b)
    (1.22)          11.31        (10.49)     107,747       1.80(b)(c)       0.92             69           1.80(b)
    (2.32)          13.87         36.02      144,929       1.78(b)          1.30             74           1.78(b)
    (2.73)          12.25         14.76      108,055       1.66(b)          2.34            102           1.66(b)
    (0.65)          13.10         17.21      104,026       1.65+            2.09+            59           1.65+
    (1.08)          11.77         14.03       75,371       1.67             3.00            158           1.68
   $(0.19)         $11.66          3.46%    $  4,365       1.85%(b)(c)       0.25%           54%          1.85%(b)
    (1.24)          11.45        (10.28)       5,801       1.64(b)(c)       1.08             69           1.80(b)
    (2.35)          14.01         36.28       10,348       1.69(b)          1.39             74           1.69(b)
    (2.76)          12.35         15.01        5,007       1.41(b)          2.59            102           1.41(b)
    (0.63)          13.19         17.20        4,612       1.75+            1.99+            59           1.75+
    (1.04)          11.83         13.49        4,278       1.92             2.75            158           1.93

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2000#..........     $18.16         $ 0.11            $(0.06)           $ 0.05           $(0.11)        $(1.86)
Year ended 3/31/1999#..........      19.92           0.13              0.64              0.77            (0.14)         (2.39)
Year ended 3/31/1998#..........      17.87           0.20              5.98              6.18            (0.19)         (3.94)
Year ended 3/31/1997...........      16.60           0.26              2.69              2.95            (0.26)         (1.42)
Period ended 3/31/1996(a)......      16.21           0.07              1.06              1.13            (0.12)         (0.62)
Year ended 11/30/1995..........      12.98           0.27              3.91              4.18            (0.28)         (0.67)
INVESTOR A SHARES
Year ended 3/31/2000#..........     $18.16         $ 0.07            $(0.07)           $ 0.00           $(0.06)        $(1.86)
Year ended 3/31/1999#..........      19.92           0.09              0.63              0.72            (0.09)         (2.39)
Year ended 3/31/1998#..........      17.87           0.15              5.98              6.13            (0.14)         (3.94)
Year ended 3/31/1997...........      16.60           0.21              2.70              2.91            (0.22)         (1.42)
Period ended 3/31/1996(a)......      16.21           0.05              1.06              1.11            (0.10)         (0.62)
Year ended 11/30/1995..........      12.98           0.23              3.92              4.15            (0.25)         (0.67)
INVESTOR B SHARES
Year ended 3/31/2000#..........     $18.00         $(0.06)           $(0.08)           $(0.14)          $(0.00)        $(1.86)
Year ended 3/31/1999#..........      19.81          (0.05)             0.63              0.58               --          (2.39)
Year ended 3/31/1998#..........      17.81           0.02              5.96              5.98            (0.04)         (3.94)
Year ended 3/31/1997...........      16.55           0.14              2.68              2.82            (0.14)         (1.42)
Period ended 3/31/1996(a)......      16.15           0.03              1.05              1.08            (0.06)         (0.62)
Year ended 11/30/1995..........      12.94           0.17              3.89              4.06            (0.18)         (0.67)
INVESTOR C SHARES
Year ended 3/31/2000#..........     $17.98         $(0.06)           $(0.07)           $(0.13)          $(0.00)        $(1.86)
Year ended 3/31/1999#..........      19.75          (0.02)             0.65              0.63            (0.01)         (2.39)
Year ended 3/31/1998#..........      17.75           0.04              5.95              5.99            (0.05)         (3.94)
Year ended 3/31/1997...........      16.50           0.17              2.68              2.85            (0.18)         (1.42)
Period ended 3/31/1996(a)......      16.09           0.04              1.05              1.09            (0.06)         (0.62)
Year ended 11/30/1995..........      12.90           0.13              3.88              4.01            (0.15)         (0.67)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(1.97)         $16.24        (0.16)%   $1,290,572      0.93%(b)(c)       0.65%          95%           0.93%(b)
    (2.53)          18.16         4.15      1,939,704      0.94(b)(c)       0.76            38            0.94(b)
    (4.13)          19.92        38.53      2,248,460      0.95(b)          1.04            79            0.95(b)
    (1.68)          17.87        18.07      1,200,853      0.97(b)          1.51            47            0.97(b)
    (0.74)          16.60         7.20        998,957      0.96+            1.30+           12            0.96+
    (0.95)          16.21        34.53        956,669      0.94             1.90            63            0.94
   $(1.92)         $16.24        (0.47)%   $   94,256      1.18%(b)(c)       0.40%          95%           1.18%(b)
    (2.48)          18.16         3.96        136,691      1.19(b)(c)       0.51            38            1.19(b)
    (4.08)          19.92        38.22        149,167      1.20(b)          0.79            79            1.20(b)
    (1.64)          17.87        17.80         70,305      1.22(b)          1.26            47            1.22(b)
    (0.72)          16.60         7.07         54,341      1.21+            1.05+           12            1.21+
    (0.92)          16.21        34.22         48,440      1.19             1.65            63            1.19
   $(1.86)         $16.00        (1.24)%   $  124,000      1.93%(b)(c)      (0.35)%         95%           1.93%(b)
    (2.39)          18.00         3.11        154,025      1.94(b)(c)      (0.24)           38            1.94(b)
    (3.98)          19.81        37.29        149,635      1.87(b)          0.12            79            1.87(b)
    (1.56)          17.81        17.21         99,999      1.72(b)          0.76            47            1.72(b)
    (0.68)          16.55         6.90         88,861      1.71+            0.55+           12            1.71+
    (0.85)          16.15        33.55         83,699      1.69             1.15            63            1.69
   $(1.86)         $15.99        (1.18)%   $   10,042      1.93%(b)(c)      (0.32)%         95%           1.93%(b)
    (2.40)          17.98         3.39         12,106      1.70(b)(c)       0.00            38            1.94(b)
    (3.99)          19.75        37.55         13,969      1.78(b)          0.21            79            1.78(b)
    (1.60)          17.75        17.51          6,519      1.47(b)          1.01            47            1.47(b)
    (0.68)          16.50         6.99          4,633      1.58+            0.68+           12            1.58+
    (0.82)          16.09        33.15          4,185      1.94             0.90            63            1.94

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
LARGECAP INDEX
PRIMARY A SHARES
Year ended 3/31/2000#..........     $25.06          $0.26            $4.09              $4.35           $(0.25)        $(0.26)
Year ended 3/31/1999...........      22.41           0.26             3.63               3.89            (0.25)         (0.99)
Year ended 3/31/1998#              15.89..           0.27             7.11               7.38            (0.27)         (0.59)
Year ended 3/31/1997...........      13.58           0.26             2.36               2.62            (0.26)         (0.05)
Period ended 3/31/1996(a)......      12.91           0.08             0.86               0.94            (0.13)         (0.14)
Year ended 11/30/1995..........       9.84           0.28             3.20               3.48            (0.28)         (0.13)
INVESTOR A SHARES
Year ended 3/31/2000#..........     $24.94          $0.19            $4.08              $4.27           $(0.19)        $(0.26)
Year ended 3/31/1999...........      22.31           0.19             3.63               3.82            (0.20)         (0.99)
Year ended 3/31/1998#..........      15.87           0.21             7.05               7.26            (0.23)         (0.59)
Year ended 3/31/1997...........      13.58           0.25             2.32               2.57            (0.23)         (0.05)
Period ended 3/31/1996(a)......      12.91           0.06             0.87               0.93            (0.12)         (0.14)
Period ended 11/30/1995*.......      12.29           0.03             0.59               0.62               --             --

---------------

  * LargeCap Index Primary A and Investor A Shares commenced operations on December 15, 1993 and October 10, 1995, respectively.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                     WITHOUT WAIVERS
                                                                         RATIO OF                                    AND/OR EXPENSE
                                                                         OPERATING                                   REIMBURSEMENTS
                                                                        EXPENSES TO                                  ---------------
                                                         RATIO OF         AVERAGE         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING      NET ASSETS     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO      INCLUDING    INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET      INTEREST       AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS          EXPENSE          ASSETS          RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
   $(0.51)         $28.90       17.58%     $2,826,486      0.35%(b)(c)       --             0.96%            7%           0.71%(b)
    (1.24)          25.06        18.26        933,313      0.35(b)           --             1.17             4            0.71(b)
    (0.86)          22.41        47.38        656,523      0.35(b)         0.36%            1.39            26            0.66(b)
    (0.31)          15.89        19.41        567,039      0.35(b)           --             1.91             5            0.70(b)
    (0.27)          13.58         7.33        192,388      0.35+(c)          --             1.99+            2            0.73+
    (0.41)          12.91        36.35        145,021      0.37            0.38             2.44            18            0.78
   $(0.45)         $28.76       17.32%     $   28,943      0.60%(b)(c)       --             0.71%            7%           0.96%(b)
    (1.19)          24.94        18.00         13,827      0.60(b)           --             0.92             4            0.96(b)
    (0.82)          22.31        46.58          4,595      0.60(b)         0.61%            1.14            26            0.91(b)
    (0.28)          15.87        19.06          2,574      0.60(b)           --             1.66             5            0.95(b)
    (0.26)          13.58         7.26             95      0.35+(c)          --             1.99+            2            0.73+
       --           12.91         5.04             11      0.62+           0.63+            2.19+           18            1.03+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME (LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
GROWTH & INCOME
PRIMARY A SHARES
Year ended 3/31/2000...........     $14.91         $(0.07)           $6.81              $6.74            --            $(0.04)
Year ended 3/31/1999#..........    12.03..           0.00(b)          2.89               2.89            --             (0.01)
Period ended 3/31/1998*#.......      10.00           0.01             2.02               2.03            --                --
INVESTOR A SHARES
Year ended 3/31/2000...........     $14.95         $(0.11)           $6.82              $6.71            --            $(0.04)
Year ended 3/31/1999#..........      12.02          (0.03)            2.97               2.94            --             (0.01)
Period ended 3/31/1998*#.......      10.00           0.00(b)          2.02               2.02            --                --
INVESTOR B SHARES
Year ended 3/31/2000...........     $14.85         $(0.24)           $6.74              $6.50            --            $(0.04)
Year ended 3/31/1999#..........      12.02          (0.12)            2.96               2.84            --             (0.01)
Period ended 3/31/1998*#.......      10.00          (0.02)            2.04               2.02            --                --
INVESTOR C SHARES
Year ended 3/31/2000...........     $14.86         $(0.25)           $6.77              $6.52            --            $(0.04)
Year ended 3/31/1999#..........      12.02          (0.12)            2.97               2.85            --             (0.01)
Period ended 3/31/1998*#.......      10.00          (0.02)            2.04               2.02            --                --

---------------

  * Growth & Income Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) Amount represents less than $0.01 per share.

 (c) Amount represents results prior to conversion to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                             RATIO OF         RATIO OF                      RATIO OF
        TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
      DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
         AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER      AVERAGE NET
    DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE          ASSETS
    --------------------------------------------------------------------------------------------------------------------
       $(0.04)         $21.61         45.33%    $113,028       1.23%(a)        (0.37)%           55%(c)       1.23%(a)
        (0.01)          14.91         24.05       52,229       1.25(a)          0.05            150           1.25(a)
           --           12.03         20.30        2,517       1.09+(a)         0.38+            22           1.97+(a)
       $(0.04)         $21.62         45.01%    $175,859       1.48%(a)        (0.62)%           55%(c)       1.48%(a)
        (0.01)          14.95         24.38       43,392    1.50(a)            (0.20)           150           1.50(a)
           --           12.02         20.20        1,141       1.34+(a)         0.13+            22           2.22+(a)
       $(0.04)         $21.31         43.90%    $305,607       2.23%(a)        (1.37)%           55%(c)       2.23%(a)
        (0.01)          14.85         23.55       99,257    2.25(a)            (0.95)           150           2.25(a)
           --           12.02         20.20        7,907       2.09+(a)        (0.62)+           22           2.97+(a)
       $(0.04)         $21.34         43.93%    $ 34,785       2.23%(a)        (1.37)%           55%(c)       2.23%(a)
        (0.01)          14.86         23.63        3,233    2.25(a)            (0.95)           150           2.25(a)
           --           12.02         20.20          518       2.09+(a)        (0.62)+           22           2.97+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                                    NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                                      VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET
                                                    BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                                    OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                                    -----------------------------------------------------------------------------
BLUE CHIP
PRIMARY A SHARES
Period ended 3/31/2000***#......................     $35.00          $ 0.06           $5.65              $5.71           $(0.03)
INVESTOR A SHARES*
Period ended 3/31/2000#.........................     $35.92          $ 0.02           $4.65              $4.67               --
Period ended 5/14/1999..........................      33.43            0.00(a)         2.49               2.49               --
Year ended 2/28/1999............................      29.90            0.09            5.26               5.35           $(0.10)
Year ended 2/28/1998............................      25.22            0.16            7.91               8.07            (0.15)
Year ended 2/28/1997**..........................      20.53            0.23            5.21               5.44            (0.22)
Year ended 2/29/1996............................      15.81            0.26            4.96               5.22            (0.28)
INVESTOR B SHARES*
Period ended 3/31/2000#.........................     $35.77          $(0.26)          $4.64              $4.38               --
Period ended 5/14/1999..........................      33.34           (0.02)           2.45               2.43               --
Period ended 2/28/1999***.......................      33.73           (0.05)           1.39               1.34           $(0.01)
INVESTOR SHARES C*
Period ended 3/31/2000#.........................     $35.69          $(0.24)          $4.61              $4.37               --
Period ended 5/14/1999..........................      33.24           (0.04)           2.49               2.45               --
Year ended 2/28/1999............................      29.79           (0.06)           5.23               5.17               --
Year ended 2/28/1998............................      25.20            0.04            7.83               7.87           $(0.04)
Period ended 2/28/1997***.......................      20.38            0.07            5.35               5.42            (0.07)
SEAFIRST SHARES*
Period ended 3/31/2000#.........................     $31.64          $ 0.05           $4.06              $4.11           $(0.03)
Period ended 5/14/1999..........................      29.45            0.02            2.19               2.21            (0.02)
Year ended 2/28/1999............................      26.53            0.14            4.66               4.80            (0.16)
Period ended 2/28/1998***.......................      24.02            0.14            3.99               4.13            (0.12)

---------------

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Blue Chip Fund A, B, K and SRF Shares, which were reorganized into the Blue Chip Investor A, Investor B, Investor C and Seafirst Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.

 ** As of July 22, 1996, the Fund designated the existing series of shares as "A" Shares.

 *** Blue Chip Primary A, Investor B, Investor C and Seafirst Shares commenced operations on May 21, 1999, July 15, 1998, November 11, 1996 and June 23, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Amount represents less than $0.01.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                                         RATIO OF         RATIO OF          RATIO OF
    DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT       OPERATING
      FROM NET        DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO     EXPENSES TO
      REALIZED           AND         END OF      TOTAL       PERIOD     AVERAGE NET     AVERAGE NET          AVERAGE
    CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS           ASSETS          NET ASSETS
------------------------------------------------------------------------------------------------------------------------
       $(3.35)         $(3.38)       $37.33       17.54%    $ 36,393        0.95%+           0.17%+            0.98%+
       $(3.35)         $(3.35)       $37.24       14.10%    $394,071        1.20%+          (0.08)%+           1.23%+
           --              --         35.92        7.45      423,000        1.29+           (0.03)+            1.33+
        (1.72)          (1.82)        33.43       18.58      401,000        1.16             0.31              1.17
        (3.24)          (3.39)        29.90       33.96      288,000        1.18             0.63              1.22
        (0.53)          (0.75)        25.22       27.01      153,000        1.28             0.99              1.71
        (0.22)          (0.50)        20.53       33.39       67,000        0.83             1.63              2.28
       $(3.35)         $(3.35)       $36.80       13.37%    $ 75,538        1.95%+          (0.83)%+           1.98%+
           --              --         35.77        7.29       21,000        2.05+           (0.77)+            2.09+
        (1.72)          (1.73)        33.34        4.53       13,000        1.97+           (0.58)+            1.99+
       $(3.35)         $(3.35)       $36.71       13.35%    $ 17,123        1.95%+          (0.83)%+           1.98%+
           --              --         35.69        7.37       15,000        1.80+           (0.54)+            2.08+
        (1.72)          (1.72)        33.24       17.96       13,000        1.66            (0.22)             1.92
        (3.24)          (3.28)        29.79       33.08        7,000        1.67             0.12              1.69
        (0.53)          (0.60)        25.20       26.96        1,000        1.92+            0.45+             2.12+
       $(3.35)         $(3.38)       $32.37       14.32%    $469,985        0.95%+           0.17%+            1.23%+
           --           (0.02)        31.64        7.52      444,000        0.95+            0.32+             1.34+
        (1.72)          (1.88)        29.45       18.89      418,000        0.95             0.52              1.17
        (1.50)          (1.62)        26.53       19.30      370,000        0.95+            0.81+             1.15+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                 NET ASSET                      NET REALIZED      NET INCREASE/     DISTRIBUTIONS
                                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN       FROM NET
                                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE      REALIZED
                                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS    CAPITAL GAINS
                                                 --------------------------------------------------------------------------------
STRATEGIC GROWTH
PRIMARY A SHARES
Year ended 3/31/2000# .......................     $13.86         $(0.02)           $3.39              $3.37            $(0.20)
Period ended 3/31/1999*#.....................      10.00           0.00(b)          3.87               3.87             (0.01)
INVESTOR A SHARES
Period ended 3/31/2000**#....................     $13.88         $(0.03)           $3.19              $3.16            $(0.06)
INVESTOR B SHARES
Period ended 3/31/2000**#....................     $13.88         $(0.10)           $3.18              $3.08            $(0.06)
INVESTOR C SHARES
Period ended 3/31/2000**#....................     $13.88         $(0.10)           $3.20              $3.10            $(0.06)

---------------

  * Strategic Growth Primary A Shares commenced operations on October 2, 1998.

 ** Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                     WITHOUT WAIVERS
                                                                                     AND/OR EXPENSE
                                                                                     REIMBURSEMENTS
                                                                                     ---------------
                                         RATIO OF         RATIO OF                      RATIO OF
                           NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------
   $17.03         24.63%    $860,124        0.97%          (0.10)%          23%           0.97%
    13.86         38.65      266,823        1.07+(a)       (0.03)+          34            1.07+(a)
   $16.98         22.86%    $  5,503        1.22%+         (0.35)%+         23%           1.22%+
   $16.90         22.29%    $  4,934        1.97%+         (1.10)%+         23%           1.97%+
   $16.92         22.36%    $  1,706        1.97%+         (1.10)%+         23%           1.97%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
CAPITAL GROWTH
PRIMARY A SHARES
Year ended 3/31/2000...........     $12.05         $(0.05)           $3.47              $3.42               --         $(0.88)
Year ended 3/31/1999#..........      13.30           0.00(b)          1.59               1.59               --          (2.84)
Year ended 3/31/1998#..........      11.70           0.02             5.27               5.29           $(0.01)         (3.68)
Year ended 3/31/1997#..........      13.43           0.05             1.66               1.71            (0.05)         (3.39)
Period ended 3/31/1996(a)......      14.24           0.02             0.38               0.40            (0.02)         (1.19)
Year ended 11/30/1995..........      11.23           0.09             3.28               3.37            (0.10)         (0.26)
INVESTOR A SHARES
Year ended 3/31/2000...........     $11.97         $(0.08)           $3.42              $3.34               --         $(0.88)
Year ended 3/31/1999#..........      13.26          (0.03)            1.58               1.55               --          (2.84)
Year ended 3/31/1998#..........      11.67          (0.01)            5.28               5.27               --          (3.68)
Year ended 3/31/1997#..........      13.41           0.02             1.65               1.67           $(0.02)         (3.39)
Period ended 3/31/1996(a)......      14.22           0.01             0.38               0.39            (0.01)         (1.19)
Year ended 11/30/1995..........      11.21           0.06             3.28               3.34            (0.07)         (0.26)
INVESTOR B SHARES
Year ended 3/31/2000...........     $11.39         $(0.17)           $3.24              $3.07               --         $(0.88)
Year ended 3/31/1999#..........      12.83          (0.11)            1.51               1.40               --          (2.84)
Year ended 3/31/1998#..........      11.47          (0.10)            5.14               5.04               --          (3.68)
Year ended 3/31/1997#..........      13.31          (0.08)            1.63               1.55               --          (3.39)
Period ended 3/31/1996(a)......      14.15          (0.02)            0.37               0.35               --          (1.19)
Year ended 11/30/1995..........      11.17          (0.03)            3.27               3.24               --          (0.26)
INVESTOR C SHARES
Year ended 3/31/2000...........     $11.48         $(0.16)           $3.26              $3.10               --         $(0.88)
Year ended 3/31/1999#..........      12.92          (0.11)            1.51               1.40               --          (2.84)
Year ended 3/31/1998#..........      11.50          (0.08)            5.18               5.10               --          (3.68)
Year ended 3/31/1997#..........      13.26          (0.01)            1.64               1.63               --          (3.39)
Period ended 3/31/1996(a)......      14.09           0.00(b)          0.36               0.36               --          (1.19)
Year ended 11/30/1995..........      11.14          (0.03)            3.24               3.21               --          (0.26)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) Amount represents less than $0.01 per share.

 (c) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                        WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                        ---------------
                                                         RATIO OF            RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING        NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
   $(0.88)         $14.59        29.90%     $816,371       0.96%(c)(d)        (0.38)%           39%          0.96%(c)
    (2.84)          12.05        14.99       737,620       0.96(c)            (0.04)            39           0.96(c)
    (3.69)          13.30        53.89       872,150       0.95(c)(d)          0.13            113           0.95(c)
    (3.44)          11.70        11.88       533,168       0.96(d)             0.39             75           0.96
    (1.21)          13.43         3.14       839,300       0.96+               0.38+            25           0.96+
    (0.36)          14.24        30.96       867,361       0.98                0.71             80           0.98
   $(0.88)         $14.43        29.41%     $ 61,756       1.21%(c)(d)        (0.63)%           39%          1.21%(c)
    (2.84)          11.97        14.70        52,987       1.21(c)            (0.29)            39           1.21(c)
    (3.68)          13.26        53.83        43,380       1.20(c)(d)         (0.12)           113           1.20(c)
    (3.41)          11.67        11.58        20,465       1.21(d)             0.14             75           1.21
    (1.20)          13.41         3.02        18,311       1.21+               0.13+            25           1.21+
    (0.33)          14.22        30.70        16,770       1.23                0.46             80           1.23
   $(0.88)         $13.58        28.42%     $ 75,844       1.96%(c)(d)        (1.38)%           39%          1.96%(c)
    (2.84)          11.39        13.86        66,338       1.96(c)            (1.04)            39           1.96(c)
    (3.68)          12.83        52.52        59,496       1.95(c)(d)         (0.87)           113           1.95(c)
    (3.39)          11.47        10.68        41,933       1.96(d)            (0.61)            75           1.96
    (1.19)          13.31         2.77        41,045       1.96+              (0.62)+           25           1.96+
    (0.26)          14.15        29.80        40,868       1.98               (0.29)            80           1.98
   $(0.88)         $13.70        28.46%     $  4,883       1.96%(c)(d)        (1.38)%           39%          1.96%(c)
    (2.84)          11.48        13.76         3,862       1.96(c)            (1.04)            39           1.96(c)
    (3.68)          12.92        53.02         6,176       1.78(c)(d)         (0.70)           113           1.78(c)
    (3.39)          11.50        11.39         5,752       1.46(d)            (0.11)            75           1.46
    (1.19)          13.26         2.86         3,655       1.58+              (0.24)+           25           1.58+
    (0.26)          14.09        29.61         3,322       1.98               (0.29)            80           1.98

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
DISCIPLINED EQUITY
PRIMARY A SHARES
Year ended 3/31/2000#..........     $23.36         $ 0.03            $(0.03)           $ 0.00           $(0.01)        $(2.74)
Year ended 3/31/1999...........      22.17           0.02              3.22              3.24            (0.01)##       (2.04)
Year ended 3/31/1998#..........      18.47           0.08              7.88              7.96            (0.03)         (4.23)
Year ended 3/31/1997...........      17.19           0.14              2.79              2.93            (0.14)         (1.51)
Period ended 3/31/1996(a)......      17.06           0.05              0.35              0.40            (0.04)         (0.23)
Year ended 11/30/1995..........      13.08           0.10              3.96              4.06            (0.08)            --
INVESTOR A SHARES
Year ended 3/31/2000#..........     $23.23         $(0.02)           $(0.04)           $(0.06)              --         $(2.74)
Year ended 3/31/1999...........      22.09          (0.03)             3.21              3.18               --          (2.04)
Year ended 3/31/1998#..........      18.44           0.02              7.87              7.89            (0.01)         (4.23)
Year ended 3/31/1997...........      17.16           0.08              2.80              2.88            (0.09)         (1.51)
Period ended 3/31/1996(a)......      17.04           0.04              0.35              0.39            (0.04)         (0.23)
Year ended 11/30/1995..........      13.06           0.09              3.96              4.05            (0.07)            --
INVESTOR B SHARES
Year ended 3/31/2000#..........     $22.47         $(0.18)           $(0.04)           $(0.22)              --         $(2.74)
Year ended 3/31/1999...........      21.57          (0.17)             3.11              2.94               --          (2.04)
Year ended 3/31/1998#..........      18.20          (0.12)             7.72              7.60               --          (4.23)
Year ended 3/31/1997...........      17.00          (0.05)             2.76              2.71               --          (1.51)
Period ended 3/31/1996(a)......      16.89          (0.01)             0.35              0.34               --          (0.23)
Year ended 11/30/1995..........      13.02           0.03              3.87              3.90            (0.03)            --
INVESTOR C SHARES
Year ended 3/31/2000#..........     $22.86         $(0.18)           $(0.04)           $(0.22)              --         $(2.74)
Year ended 3/31/1999...........      21.92          (0.17)             3.15              2.98               --          (2.04)
Year ended 3/31/1998#..........      18.41          (0.09)             7.83              7.74               --          (4.23)
Year ended 3/31/1997...........      17.10           0.04              2.79              2.83            (0.01)         (1.51)
Period ended 3/31/1996(a)......      16.97           0.01              0.35              0.36               --          (0.23)
Period ended 11/30/1995*.......      14.08           0.00(b)           2.92              2.92            (0.03)            --

---------------

  * Disciplined Equity Investor C Shares commenced operations on May 10, 1995.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount includes distributions in excess of net investment income of less than $0.01 per share.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) Amount represents less than $0.01 per share.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (d) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                         RATIO OF           RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING       NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET       AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS             ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
   $(2.75)         $20.61         (0.16)%   $328,219       0.98%(c)(d)        0.15%            79%          0.98%(d)
    (2.05)          23.36         15.74      412,176       0.97(c)(d)         0.12             72           0.97(d)
    (4.26)          22.17         48.65      132,504       0.98(c)(d)         0.37             79           0.98+(d)
    (1.65)          18.47         17.00      100,260       1.04(c)            0.70            120           1.04
    (0.27)          17.19          2.44      116,469       1.02+              0.82+            47           1.02+
    (0.08)          17.06         31.13      109,939       1.30               0.85            124           1.30
   $(2.74)         $20.43         (0.41)%   $ 47,624       1.23%(c)(d)       (0.10)%           79%          1.23%(d)
    (2.04)          23.23         15.49       67,356       1.22(c)(d)        (0.13)            72           1.22(d)
    (4.24)          22.09         48.28       21,725       1.23(c)(d)         0.12             79           1.23(d)
    (1.60)          18.44         16.76        6,837       1.29(c)            0.45            120           1.29
    (0.27)          17.16          2.35        4,722       1.12+              0.72+            47           1.12+
    (0.07)          17.04         31.05        3,234       1.40               0.75            124           1.40
   $(2.74)         $19.51         (1.19)%   $ 39,680       1.98%(c)(d)       (0.85)%           79%          1.98%(d)
    (2.04)          22.47         14.69       50,797       1.97(c)(d)        (0.88)            72           1.97(d)
    (4.23)          21.57         47.14       38,079       1.98(c)(d)        (0.63)            79           1.98(d)
    (1.51)          18.20         15.86       20,257       2.04(c)           (0.30)           120           2.04
    (0.23)          17.00          2.08       18,412       2.02+             (0.18)+           47           2.02+
    (0.03)          16.89         29.94       16,874       2.30              (0.15)           124           2.30
   $(2.74)         $19.90         (1.16)%   $  1,496       1.98%(c)(d)       (0.85)%           79%          1.98%(d)
    (2.04)          22.86         14.64        1,629       1.97(c)(d)        (0.88)            72           1.97(d)
    (4.23)          21.92         47.38        1,199       1.81(c)(d)        (0.46)            79           1.81(d)
    (1.52)          18.41         16.45          446       1.54(c)            0.20            120           1.54
    (0.23)          17.10          2.19          283       1.65+              0.19+            47           1.65+
    (0.03)          16.97         20.78          322       2.30+             (0.15)+          124           2.30+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                                NET ASSET                      NET REALIZED      NET INCREASE/
                                                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN
                                                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE
                                                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS
                                                                ---------------------------------------------------------------
FOCUSED EQUITIES
PRIMARY A SHARES
Year ended 3/31/2000#.......................................     $16.69         $(0.01)           $6.14              $6.13
Year ended 3/31/1999#.......................................      12.13          (0.01)            4.58               4.57
Period ended 3/31/1998*#....................................      10.00          (0.01)            2.14               2.13
INVESTOR A SHARES
Year ended 3/31/2000#.......................................     $16.73         $(0.03)           $6.09              $6.06
Year ended 3/31/1999#.......................................      12.14          (0.04)            4.64               4.60
Period ended 3/31/1998*#....................................      10.00          (0.01)            2.15               2.14
INVESTOR B SHARES
Year ended 3/31/2000#.......................................     $16.62         $(0.09)           $5.96              $5.87
Year ended 3/31/1999#.......................................      12.13          (0.12)            4.62               4.50
Period ended 3/31/1998*#....................................      10.00          (0.04)            2.17               2.13
INVESTOR C SHARES
Year ended 3/31/2000#.......................................     $16.67         $(0.08)           $5.97              $5.89
Year ended 3/31/1999#.......................................      12.13          (0.14)            4.69               4.55
Period ended 3/31/1998*#....................................      10.00          (0.04)            2.17               2.13

---------------

  * Focused Equities Primary A, Investor A, Investor B and Investor C Shares commenced operations on December 31, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was 0.01%.

 (b) Amount represents results prior to conversion to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                     RATIO OF         RATIO OF                      RATIO OF
DISTRIBUTIONS       TOTAL       NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  FROM NET        DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  REALIZED           AND         END OF      TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
CAPITAL GAINS   DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
   $(0.23)         $(0.23)       $22.59       37.13%   $  326,745      1.16%(a)        (0.35)%           53%(b)       1.16%(a)
    (0.01)          (0.01)        16.69       37.73       105,458      1.06(a)          0.05            177        1.06(a)
       --              --         12.13       21.30         8,808      1.52+(a)        (0.30)+           25           1.52+(a)
   $(0.23)         $(0.23)       $22.56       36.62%   $  690,166      1.41%(a)        (0.60)%           53%(b)       1.41%(a)
    (0.01)          (0.01)        16.73       37.94       238,137      1.31(a)         (0.20)           177        1.31(a)
       --              --         12.14       21.40         6,056      1.77+(a)        (0.55)+           25           1.77+(a)
   $(0.23)         $(0.23)       $22.26       35.71%   $1,003,840      2.16%(a)        (1.35)%           53%(b)       2.16%(a)
    (0.01)          (0.01)        16.62       37.15       306,365      2.06(a)         (0.95)           177        2.06(a)
       --              --         12.13       21.30        20,446      2.52+(a)        (1.30)+           25           2.52+(a)
   $(0.23)         $(0.23)       $22.33       35.72%   $  247,509      2.16%(a)        (1.35)%           53%(b)       2.16%(a)
    (0.01)          (0.01)        16.67       37.56        13,682      2.06(a)         (0.95)           177        2.06(a)
       --              --         12.13       21.30           469      2.52+(a)        (1.30)+           25           2.52+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                 NET ASSET                      NET REALIZED      NET INCREASE/     DISTRIBUTIONS
                                                   VALUE           NET         AND UNREALIZED     (DECREASE) IN       FROM NET
                                                 BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE      REALIZED
                                                 OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS    CAPITAL GAINS
                                                 --------------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2000#........................     $13.31         $(0.07)           $ 9.81            $ 9.74            $(0.64)
Year ended 3/31/1999#........................      16.56          (0.04)            (0.94)            (0.98)            (2.27)
Year ended 3/31/1998#........................      12.86          (0.06)             5.55              5.49             (1.79)
Year ended 3/31/1997#........................      14.04          (0.04)             0.20              0.16             (1.34)
Period ended 3/31/1996#(a)...................      14.28           0.00(b)           1.26              1.26             (1.50)
Year ended 11/30/1995........................      11.41           0.01              3.26              3.27             (0.40)
INVESTOR A SHARES
Year ended 3/31/2000#........................     $13.04         $(0.12)           $ 9.59            $ 9.47            $(0.64)
Year ended 3/31/1999#........................      16.30          (0.07)            (0.92)            (0.99)            (2.27)
Year ended 3/31/1998#........................      12.69          (0.10)             5.50              5.40             (1.79)
Year ended 3/31/1997#........................      13.91          (0.07)             0.19              0.12             (1.34)
Period ended 3/31/1996#(a)...................      14.17          (0.01)             1.25              1.24             (1.50)
Year ended 11/30/1995........................      11.35          (0.01)             3.23              3.22             (0.40)
INVESTOR B SHARES
Year ended 3/31/2000#........................     $12.28         $(0.22)           $ 8.96            $ 8.74            $(0.64)
Year ended 3/31/1999#........................      15.58          (0.15)            (0.88)            (1.03)            (2.27)
Year ended 3/31/1998#........................      12.29          (0.20)             5.28              5.08             (1.79)
Year ended 3/31/1997#........................      13.61          (0.18)             0.20              0.02             (1.34)
Period ended 3/31/1996#(a)...................      13.93          (0.05)             1.23              1.18             (1.50)
Year ended 11/30/1995........................      11.24          (0.07)             3.16              3.09             (0.40)
INVESTOR C SHARES
Year ended 3/31/2000#........................     $12.33         $(0.22)           $ 9.00            $ 8.78            $(0.64)
Year ended 3/31/1999#........................      15.63          (0.15)            (0.88)            (1.03)            (2.27)
Year ended 3/31/1998#........................      12.31          (0.18)             5.29              5.11             (1.79)
Year ended 3/31/1997#........................      13.56          (0.10)             0.19              0.09             (1.34)
Period ended 3/31/1996#(a)...................      13.87          (0.03)             1.22              1.19             (1.50)
Year ended 11/30/1995........................      11.20          (0.08)             3.15              3.07             (0.40)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Fiscal year end changed to March 31. Prior to this, the fiscal year end was November 30.

 (b) Amount represents less than $0.01 per share.

 (c) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                         RATIO OF                                    AND/OR EXPENSE
                                                         OPERATING                                   REIMBURSEMENTS
                                                        EXPENSES TO                                  ---------------
                                         RATIO OF         AVERAGE         RATIO OF                      RATIO OF
                           NET ASSETS    OPERATING      NET ASSETS     NET INVESTMENT                   OPERATING
  NET ASSET                  END OF     EXPENSES TO      INCLUDING    INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET      INTEREST       AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS          EXPENSE          ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $22.41       75.34%      $281,951       1.00%(c)(d)       --            (0.45)%           46%          1.00%(c)
    13.31        (7.21)      177,861       0.98(c)(d)        --            (0.29)            43           0.98(c)
    16.56        45.09       318,584       0.98(c)         0.99%           (0.42)            76           0.98(c)
    12.86         0.48       267,319       0.98(c)           --            (0.26)            93           0.98(c)
    14.04         9.87       295,764       0.99+             --            (0.06)+           39           0.99+
    14.28        29.95       269,484       0.98              --             0.08            139           0.98
   $21.87       74.82%      $ 22,741       1.25%(c)(d)       --            (0.70)%           46%          1.25%(c)
    13.04        (7.41)       18,042       1.23(c)(d)        --            (0.54)            43           1.23(c)
    16.30        44.86        21,591       1.23(c)           --            (0.67)            76           1.23(c)
    12.69         0.18        12,126       1.23(c)           --            (0.51)            93           1.23(c)
    13.91         9.80         7,802       1.24+             --            (0.31)+           39           1.24+
    14.17        29.65         5,765       1.23              --            (0.17)           139           1.23
   $20.38       73.47%      $ 49,606       2.00%(c)(d)       --            (1.45)%           46%          2.00%(c)
    12.28        (8.10)       33,245       1.98(c)(d)        --            (1.29)            43           1.98(c)
    15.58        43.64        45,451       1.98(c)         1.99%           (1.42)            76           1.98(c)
    12.29        (0.57)       33,342       1.98(c)           --            (1.26)            93           1.98(c)
    13.61         9.52        34,989       1.99+             --            (1.06)+           39           1.99+
    13.93        28.75        32,349       1.98              --            (0.92)           139           1.98
   $20.47       73.50%      $  2,628       2.00%(c)(d)       --            (1.45)%           46%          2.00%(c)
    12.33        (8.08)        1,383       1.98(c)(d)        --            (1.29)            43           1.98(c)
    15.63        43.80         2,266       1.81(c)         1.82%           (1.25)            76           1.81(c)
    12.31        (0.04)        1,437       1.48(c)           --            (0.76)            93           1.48(c)
    13.56         9.64           936       1.61+             --            (0.68)+           39           1.61+
    13.87        28.67           805       1.98              --            (0.92)           139           1.98

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                   NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                   BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                   OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME      CAPITAL GAINS
                                   ----------------------------------------------------------------------------------------------
SMALL COMPANY
PRIMARY A SHARES
Year ended 3/31/2000#..........     $11.50         $(0.10)           $11.29            $11.19               --         $(0.03)
Year ended 3/31/1999#..........      15.79          (0.05)            (3.11)            (3.16)              --          (1.13)
Period ended 3/31/1998*........      12.07           0.01              4.43              4.44           $(0.01)         (0.71)
Period ended 5/16/1997*........      10.65           0.04              1.47              1.51            (0.04)         (0.05)
Period ended 8/31/1996*(a).....      10.00           0.09              0.64              0.73            (0.08)            --
INVESTOR A SHARES
Year ended 3/31/2000#..........     $11.43         $(0.15)           $11.19            $11.04               --         $(0.03)
Year ended 3/31/1999#..........      15.74          (0.07)            (3.11)            (3.18)              --          (1.13)
Period ended 3/31/1998*........      12.05          (0.02)             4.42              4.40               --          (0.71)
Period ended 5/16/1997*........      10.64           0.03              1.46              1.49           $(0.03)         (0.05)
Period ended 8/31/1996*(a).....      10.00           0.05              0.64              0.69            (0.05)            --
INVESTOR B SHARES
Year ended 3/31/2000#..........     $11.23         $(0.25)           $10.99            $10.74               --         $(0.03)
Year ended 3/31/1999#..........      15.59          (0.11)            (3.12)            (3.23)              --          (1.13)
Period ended 3/31/1998*........      12.03          (0.08)             4.35              4.27               --          (0.71)
Period ended 5/16/1997*........      10.65          (0.03)             1.46              1.43               --          (0.05)
Period ended 8/31/1996*(a).....      10.00           0.01              0.65              0.66           $(0.01)            --
INVESTOR C SHARES
Year ended 3/31/2000#..........     $11.38         $(0.23)           $11.09            $10.86               --         $(0.03)
Year ended 3/31/1999#..........      15.74          (0.12)            (3.11)            (3.23)              --          (1.13)
Period ended 3/31/1998**.......      15.18          (0.08)             1.35              1.27               --          (0.71)

---------------

  * The financial information for the fiscal periods prior to May 23, 1997 reflects the financial information for the Pilot Small Capitalization Equity Fund Pilot, Class A and Class B Shares, which were reorganized into the Small Company Primary A, Investor A and Investor B Shares, respectively, as of the close of business on May 23, 1997. Prior to May 23, 1997, the investment adviser to Small Company was Boatmen's Trust Company. Effective May 23, 1997, the investment sub-adviser to Small Company became TradeStreet Investment Associates, Inc. (now known as Banc of America Capital Management, Inc.).

 ** Small Company Investor C Shares commenced operations on September 22, 1997.

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income has been calculated using the monthly average shares method.

 (a) Represents the period from December 12, 1995 (commencement of operations) to August 31, 1996.

 (b) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (c) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                                        WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                        ---------------
                                                         RATIO OF            RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING        NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET        AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS              ASSETS          RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
   $(0.03)         $22.66         97.46%    $647,825       1.13%(b)(c)        (0.65)%          63%           1.22%(b)
    (1.13)          11.50        (21.05)     327,981       0.95(b)            (0.42)           87            1.22(b)
    (0.72)          15.79         37.27      235,427       0.95+(b)            0.05+           59            1.26+(b)
    (0.09)          12.07         14.21      109,450       0.98+               0.54+           48            1.41+
    (0.08)          10.65          7.37       70,483       1.00+               1.06+           31            1.54+
   $(0.03)         $22.44         96.91%    $245,425       1.38%(b)(c)        (0.90)%          63%           1.47%(b)
    (1.13)          11.43        (21.32)      16,143    1.20(b)               (0.67)           87            1.47(b)
    (0.71)          15.74         37.02        6,772       1.20+(b)           (0.20)+          59            1.51+(b)
    (0.08)          12.05         13.98        3,697       1.23+               0.30+           48            1.66+
    (0.05)          10.64          6.88        2,611       1.25+               0.66+           31            1.65+
   $(0.03)         $21.94         95.79%    $ 13,839       2.13%(b)(c)        (1.65)%          63%           2.22%(b)
    (1.13)          11.23        (21.86)       5,127       1.95(b)            (1.42)           87            2.22(b)
    (0.71)          15.59         36.06        3,384       1.87+(b)           (0.87)+          59            2.18+(b)
    (0.05)          12.03         13.43        2,635       1.97+              (0.45)+          48            2.41+
    (0.01)          10.65          6.65        1,878       2.01+              (0.07)+          31            2.44+
   $(0.03)         $22.21         95.76%    $  3,588       2.13%(b)(c)        (1.65)%          63%           2.22%(b)
    (1.13)          11.38        (21.66)       1,951       1.70(b)            (1.17)           87            2.22(b)
    (0.71)          15.74          8.75        3,122       1.95+(b)           (0.95)+          59            2.26+(b)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Fund Trust (the "Trust"), Nations Fund, Inc. (the "Company") and Nations Reserves ("Reserves") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2000, the Trust offered thirty-six separate portfolios, the Company offered seven separate portfolios and Reserves offered sixteen separate portfolios. These financial statements pertain only to certain domestic stock portfolios of the Trust, the Company and Reserves: Convertible Securities Fund (formerly Capital Income Fund), Balanced Assets Fund, Asset Allocation Fund, Equity Income Fund, Value Fund, LargeCap Index Fund (formerly Equity Index Fund), Growth & Income Fund, Blue Chip Fund, Strategic Growth Fund (formerly Strategic Equity
Fund), Capital Growth Fund, Disciplined Equity Fund, Focused Equities Fund, MidCap Growth Fund (formerly Emerging Growth Fund) and Small Company Fund (formerly Small Company Growth Fund) (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust, the Company and Reserves are presented under separate cover. The Funds (except Asset Allocation Fund, LargeCap Index Fund and Blue Chip Fund) currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Asset Allocation Fund and Blue Chip Fund also offer Seafirst Shares. LargeCap Index Fund currently offers only Primary A Shares and Investor A Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

On October 8, 1999, the Growth & Income Fund and Focused Equities Fund converted to a master-feeder structure. The Growth & Income Fund, Blue Chip Fund and Focused Equities Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in the Growth & Income Master Portfolio, Blue Chip Master Portfolio and Focused Equities Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The value of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflects the Feeder Funds' proportionate beneficial interest in the net assets of the respective Master Portfolio (99.3% at March 31, 2000 for Growth & Income Master Portfolio, 95.1% for Blue Chip Master Portfolio and 99.0% for Focused Equities Master Portfolio, respectively). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act offered by the Nations Offshore Funds and managed by Banc of America Advisors, Inc. ("BAAI"), whose financial statements are not presented here, also invest in the Master Portfolios.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities are valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees/Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current value.

The valuation of each Feeder Fund's investment in it corresponding Master Portfolio is based on the reported net asset value of that Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: The Equity Income, Value and LargeCap Index Funds may invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or

NATIONS FUNDS
received by the Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. A Fund recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks of investments in futures contracts include the possible movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter by the Convertible Securities, Balanced Assets, Asset Allocation, LargeCap Index, Growth & Income, Blue Chip, Focused Equities and MidCap Growth Funds; all other Funds declare and pay distributions monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. These reclassifications are due to different book and tax accounting for paydowns, net operating losses, currency gains and losses and each Fund's use of the tax accounting practice known as equalization.

Reclassifications for the period ended March 31, 2000 were as follows:

                                           INCREASE/
                                          (DECREASE)      INCREASE/
                            INCREASE/    UNDISTRIBUTED    (DECREASE)
                            (DECREASE)        NET        ACCUMULATED
                             PAID-IN      INVESTMENT     NET REALIZED
                             CAPITAL        INCOME       GAIN/(LOSS)
                              (000)          (000)          (000)
                            -----------------------------------------
Convertible Securities....   $ 6,735             --        $ (6,735)
Balanced Assets...........        --        $     4              (4)
Asset Allocation..........    (2,806)            23           2,783
Equity Income.............     1,248             37          (1,285)
Value.....................    53,298             --         (53,298)
LargeCap Index............       442             --            (442)
Growth & Income...........     1,191          3,478          (4,669)
Blue Chip.................    10,292            221         (10,513)
Strategic Growth..........      (277)           503            (226)
Capital Growth............     4,387          4,116          (8,503)
Disciplined Equity........       355            (44)           (311)
Focused Equities..........     6,454         12,382          (5,928)
MidCap Growth.............     9,093          1,619         (10,712)
Small Company.............    10,180          5,496         (15,676)

------------
* Amount represents less than $500.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Expenses: General expenses of the Trust, the Company and Reserves are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the value of the Feeder Funds' investments in the Master Portfolios.

NATIONS FUNDS

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust, the Company and Reserves has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BAAI, a wholly-owned subsidiary of Bank of America, N.A., ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                              ANNUAL RATE
                                              -----------
Small Company...............................     0.90%
Convertible Securities, Balanced Assets,
  Asset Allocation, Value, Strategic Growth,
  Capital Growth, Disciplined Equity, MidCap
  Growth....................................     0.65%
LargeCap Index..............................     0.40%

                                          FEES ON
                         FEES ON         NET ASSETS        FEES ON
                        NET ASSETS      BETWEEN $100      NET ASSETS
                          UP TO           AND $250        EXCEEDING
                       $100 MILLION       MILLION        $250 MILLION
                       ----------------------------------------------
Equity Income........      0.65%            0.60%            0.50%

Effective May 14, 1999, the maximum advisory fee payable by the Funds decreased by 0.10% of the Funds' average daily net assets (except Asset Allocation and Blue Chip Fund). The table above shows the current maximum annual rate.

The Feeder Funds indirectly pay for investment advisory services through their investments in corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Each of the Trust, the Company and Reserves has entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP") (formerly known as TradeStreet Investment Associates, Inc.), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the following maximum annual rate of each Fund's average daily net assets:

                                              ANNUAL RATE
                                              -----------
Convertible Securities, Balanced Assets,
  Value, Strategic Growth, Capital Growth,
  Disciplined Equity, MidCap Growth, Small
  Company...................................     0.25%
Equity Income...............................     0.20%
LargeCap Index..............................     0.10%

Reserves has, on behalf of the Asset Allocation Fund, entered into a sub-advisory agreement with BAAI and BACAP, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI for management of the fixed income and money market portions of the Fund at the annual rate of 0.25% of the Fund's average daily net assets.

Reserves has, on behalf of the Asset Allocation Fund, entered into a sub-advisory agreement with BAAI and Chicago Equity Partners Corporation ("Chicago Equity"), a wholly-owned subsidiary of Bank of America, pursuant to which Chicago Equity Partners is entitled to receive a sub-advisory fee from BAAI for management of the equity portion of the Fund at the annual rate of 0.25% of the Fund's average daily net assets.

Prior to February 14, 2000, the Trust had, on behalf of the Strategic Growth Fund, entered into a sub-advisory agreement with BAAI and Bank of America through its division, Bank of America Investment Management, pursuant to which Bank of America was entitled to receive a sub-advisory fee from BAAI at the annual rate of 0.25% of the Fund's average daily net assets. On February 14, 2000, BACAP became the investment sub-advisor to Strategic Growth Fund and is entitled to receive the same fee as Bank of America was entitled to receive.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust, the Company and Reserves. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of the average daily net assets of all Funds except for Blue Chip Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets and Growth & Income and Focused Equities Funds, which pay a monthly fee at the maximum annual rate of 0.13% of their average daily net assets. Effective May 14, 1999, the combined co-administration fee payable by the Funds (except Asset Allocation and Blue Chip Fund) to Stephens and BAAI increased by 0.10% of the Fund's average daily net assets. Effective January 3, 2000, the combined co-administration fee payable by the Growth & Income and Focused Equities Funds decreased by 0.05% of the Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust, the Company and Reserves pursuant to agreements with BAAI. For the period ended March 31, 2000, Stephens and BAAI earned

NATIONS FUNDS

$5,914,178 and $8,258,124, respectively, from the Funds for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Fund. Effective August 1, 1999, BAAI and/or the sub-advisers and Stephens agreed to reimburse expenses and/or waive fees until May 2000 to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceeded the following annual rates: 0.98% for the Convertible Securities Fund and 0.95% for the Asset Allocation and Blue Chip Funds. Effective August 1, 1999, BAAI and/or the sub-advisers and Stephens agreed to reimburse expenses and/or waive fees until July 31, 2000 to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates: 0.35% for the LargeCap Index Fund and 1.15% for the Small Company Fund. Effective October 1, 1999, BAAI and/or the sub-advisers and Stephens voluntarily agreed to reimburse expenses and/or waive fees until July 31, 2000 to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of Balanced Assets Fund's average daily net assets, exceed the annual rate maintained for the Asset Allocation Fund. Prior to these dates, BAAI and/or the sub-advisers and Stephens had voluntarily agreed to reimburse expenses and/or waive their fees to maintain these total expense limits.

BNY serves as the custodian of the Trust's, the Company's and Reserves' assets. For the period ended March 31, 2000, expenses of the Funds were reduced by $93,940 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Effective December 1, 1999, First Data Investor Services Group, Inc. ("First Data"), the transfer agent for the Funds' shares, was acquired by PFPC, Inc. ("PFPC"). PFPC provides the same services as the transfer agent for the Funds' shares as were previously provided by First Data. Bank of America serves as the sub-transfer agent for the Primary A and B Shares of the Funds. For the period ended March 31, 2000, Bank of America earned approximately $430,232 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the period ended March 31, 2000, the Funds were informed that the distributor received $161,092,208 in front-end sales charges for sales of Investor A Shares and $3,143,167 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

The Trust's, the Company's and Reserves' eligible Trustees/Directors may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of the Company. The expense for the deferred compensation and retirement plans is included in "Trustees'/Directors' fees and expenses" in the Statements of operations.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the period ended March 31, 2000, the Funds earned $7,078,978 in the aggregate from such investments, which is included in interest income.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust, the Company and Reserves each have adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund, a combined distribution and shareholder servicing plan for Investor A Shares of each Fund and a shareholder servicing plan for Seafirst Shares of Asset Allocation and Blue Chip Funds. (LargeCap Index has no Investor B and Investor C Shares). The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the

NATIONS FUNDS
applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

At March 31, 2000, the rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                     CURRENT      PLAN
                                      RATE        LIMIT
                                     ------------------
Investor A Combined Distribution
  and Shareholder Servicing Plan...   0.25%       0.25%
Investor B Distribution Plan.......   0.75%       0.75%
Investor C Distribution Plan.......   0.75%       0.75%
Investor B and Investor C
  Shareholder Servicing Plans......   0.25%       0.25%
Seafirst Shareholder Servicing
  Plan.............................   0.00%*      0.25%

---------------

* Currently, all plan fees are voluntarily waived on Seafirst Shares.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the period ended March 31, 2000 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Convertible Securities......  $  199,184    $  277,176
Balanced Assets.............      99,246       130,652
Asset Allocation............     258,416       198,946
Equity Income...............     343,352       549,515
Value.......................   1,820,411     2,483,602
LargeCap Index..............     111,873        76,868
Growth & Income*............     236,898       143,848
Strategic Growth............     558,320       102,529
Capital Growth..............     331,285       457,609
Disciplined Equity..........     391,650       515,829
Focused Equities*...........     874,018       490,685
MidCap Growth...............     117,203       157,734
Small Company...............     385,220       363,005

---------------

* Prior to conversion to master-feeder structure.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ended March 31, 2000 were as follows:

                                   PURCHASES     SALES
                                     (000)       (000)
                                   --------------------
Balanced Assets..................  $ 27,261     $38,190
Asset Allocation.................   113,882      83,765

NATIONS FUNDS

5.  FUTURES CONTRACTS

At March 31, 2000, the following Funds had futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION:
U.S. 5 year Treasury note (short position) expiring June
  2000(a)...................................................     235          $(22,931)          $(23,148)          $ (217)
U.S. 2 year Treasury note (long position) expiring June
  2000(a)...................................................      35             6,919              6,929               10
U.S. 10 year Treasury note (long position) expiring June
  2000(a)...................................................     100             9,620              9,808              188
U.S. 30 year Treasury bond (long position) expiring June
  2000(a)...................................................      15             1,425              1,465               40
LARGECAP INDEX:
S&P 500 Futures (long position) expiring June 2000(a).......      65            23,100             24,624            1,524

---------------

(a) Securities have been segregated as collateral for the Asset Allocation and LargeCap Index Funds for open futures contracts.

6.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

As of March 31, 2000, an unlimited number of shares of beneficial interest without par value were authorized for each the Trust and Reserves and 480,000,000,000 shares of $.001 par value capital stock were authorized for the Company. The Trust's and Reserves' Declaration of Trust and the Company's Articles of Incorporation authorize the Board of Trustees/Directors to classify or reclassify any authorized, but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

7.  LINES OF CREDIT

The Trust, the Company and Reserves each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 2000, there were no loans outstanding under this Agreement. For the period ended March 31, 2000, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE      AVERAGE
                                      AMOUNT       INTEREST
                                    OUTSTANDING      RATE
               FUND                    (000)       --------
-----------------------------------------------------------
Convertible Securities............     $  4          5.91%
Balanced Assets...................       81          5.48
Asset Allocation..................        2          6.26
Equity Income.....................       90          5.88
Value.............................      254          6.23
LargeCap Index....................      174          5.56
Capital Growth....................       78          6.27
Disciplined Equity................      226          5.79
MidCap Growth.....................       54          5.79
Small Company.....................      155          5.56

The average amount outstanding was calculated based on daily balances in the period.

The Trust, the Company and Reserves also participate with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Fund has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Fund is required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended March 31, 2000 there were no borrowings by the Funds under the committed line of credit.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial

NATIONS FUNDS
institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2000, the following Funds had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
                             LOANED SECURITIES    OF COLLATERAL
FUND                               (000)              (000)
---------------------------------------------------------------
Balanced Assets............       $ 2,241            $ 2,253
Equity Income..............         5,736              5,968
Value......................        51,372             50,196
Disciplined Equity.........         6,590              6,698
MidCap Growth..............        63,644             63,788
Small Company..............        76,826             80,133

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 2000, Balanced Assets had available for Federal income tax purposes unused capital losses expiring March 31, 2007 of $1,459,711.

At March 31, 2000, Balanced Assets Fund utilized $1,132,849 of capital loss carry forwards.

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ended March 31, 2000, the Fund(s) elected to defer losses occurring between November 1, 1999 and March 31, 2000, as follows:

                                       POST OCTOBER
                                         CAPITAL/
                                         CURRENCY
                                          LOSSES
                FUND                     DEFERRED
---------------------------------------------------
Equity Income Fund...................     $   25
LargeCap Index Fund..................        781
Disciplined Equity Fund..............      3,524
Growth & Income Fund.................          3

10.  REORGANIZATIONS

ACQUISITION OF THE EMERALD FUNDS

On May 15, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of The Emerald Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                     TOTAL NET ASSETS
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
   ACQUIRING FUND         ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
Balanced Assets        Emerald Balanced
                       Fund                       $ 76,887          $  121,047           $197,934                $ 8,904
Disciplined Equity     Emerald Equity Fund         296,852             258,201            555,053                 67,060
Small Company Growth   Emerald Small
                       Capitalization Fund         153,088             313,094            466,182                 20,046
Value                  Emerald Equity Value
                       Fund                         26,394           2,570,167          2,596,561                  4,855

NATIONS FUNDS

CONVERSION OF COMMON TRUST FUNDS

On April 17 and April 29, 1998, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by NationsBank, N.A., also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                                     TOTAL NET ASSETS
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    UNREALIZED APPRECIATION
   ACQUIRING FUND         ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
APRIL 17, 1998
Equity Income          NationsBank Common
                       Trust Equity Income
                       Fund                       $ 62,189          $1,085,070          $1,147,259               $13,366
Small Company Growth   NationsBank Common
                       Trust Special Equity
                       Fund                          7,075             238,952             246,027                 1,126
Value                  NationsBank Common
                       Trust Long-Term
                       Equity Fund                 120,426           2,484,751           2,605,177                61,907
APRIL 29, 1998
Disciplined Equity     NationsBank Common
                       Trust Growth Stock
                       Fund                         47,340             201,122             248,462                 3,636
Disciplined Equity     NationsBank Common
                       Trust Oklahoma
                       Growth Stock Fund             4,245             248,463             252,708                   282

ACQUISITION OF PACIFIC HORIZON FUNDS

On May 14, 1999, the Small Company Growth Fund (the "Acquiring Fund"), acquired the assets and liabilities of the Pacific Horizon Aggressive Growth Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $164,166           $366,213            $530,379                $12,433

On May 21, 1999, the Capital Income Fund, Asset Allocation Fund and Blue Chip Fund, newly established portfolios, acquired the assets and liabilities of the Pacific Horizon Capital Income Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Blue Chip Fund, respectively, pursuant to a plan of reorganization approved by its shareholders. The acquisition was accomplished by a tax-free exchange of shares of Capital Income Fund, Asset Allocation Fund and Blue Chip Fund in an amount equal to the outstanding shares of the Pacific Horizon Capital Income Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Blue Chip Fund, respectively. The financial statements of the Capital Income Fund, Asset Allocation Fund and Blue Chip Fund reflect the historical financial results of the Pacific Horizon Capital Income Fund, Pacific Horizon Asset Allocation Fund and Pacific Horizon Blue Chip Fund prior to the reorganization.

NATIONS FUNDS

  PACIFIC HORIZON FUND SHARE CLASS   CORRESPONDING RESERVES SHARE CLASS
  ---------------------------------------------------------------------
  Capital Income                         Nations Capital Income
    A Shares                               Investor A Shares
    B Shares                               Investor B Shares
    K Shares                               Investor C Shares
  Asset Allocation                       Nations Asset Allocation
    A Shares                               Investor A Shares
    B Shares                               Investor B Shares
    K Shares                               Investor C Shares
    SRF Shares                             Seafirst Shares
  Blue Chip                              Nations Blue Chip
    A Shares                               Investor A Shares
    B Shares                               Investor B Shares
    K Shares                               Investor C Shares
    SRF Shares                             Seafirst Shares

ACQUISITION OF THE TIME HORIZON FUNDS

On August 20, 1999, the Asset Allocation Fund (the "Acquiring Fund"), acquired the assets and liabilities of the Time Horizon Funds, listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                           TOTAL NET ASSETS
                                                    TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND
                                                    OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION
   ACQUIRING FUND            ACQUIRED FUND               (000)               (000)               (000)
------------------------------------------------------------------------------------------------------------
Asset Allocation       Time Horizon Portfolio I         $32,506            $293,022            $419,334
Asset Allocation       Time Horizon Portfolio II         43,414             293,022             419,334
Asset Allocation       Time Horizon Portfolio III        50,392             293,022             419,334

                              ACQUIRED
                                FUND
                       UNREALIZED APPRECIATION
   ACQUIRING FUND               (000)
---------------------  -----------------------
Asset Allocation               $1,890
Asset Allocation                3,206
Asset Allocation                5,511

ACQUISITION OF THE COLLECTIVE TRUST EQUITY INDEX FUND

On March 31, 2000 the LargeCap Index Fund (the "Acquiring Fund") acquired the assets of the Collective Trust Equity Index Fund (the "Acquired Fund"), managed by Bank of America, in a taxable exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets as of the conversion date of the Acquired Fund and the Acquiring Fund prior to conversion, and the Acquiring Fund immediately after the conversion, were $1,690,266,000, $1,165,163,000 and $2,855,429,000, respectively.

CHANGE OF REGISTERED INVESTMENT COMPANY

On August 20, 1999, the Growth & Income and Focused Equities Funds, newly established shell portfolios of Reserves (the "Successor Funds"), acquired the assets and liabilities of their predecessor funds, which were series of the Trust, pursuant to a plan of reorganization approved by each predecessor fund's shareholders. The predecessor funds had the same name, investment objective and principal investment strategies as the Successor Funds. The acquisition was accomplished by a tax-free exchange of shares of the Successor Funds in an amount equal to the value of the outstanding shares of the predecessor funds. The financial statements of the Successor Funds reflect the historical financial results of the predecessor funds prior to the reorganizations.

11.  SUBSEQUENT EVENTS

Effective April 17, 2000, Disciplined Equity Fund will change its investment objective and principal investment strategies to reflect that it will seek capital appreciation by investing in the common stocks of large and medium-sized U.S.

NATIONS FUNDS
companies that have market capitalizations of $500 million or more. The Fund will also change its name to Nations Aggressive Growth Fund on the same date.

On April 30, 2000, Chicago Equity Partners Corporation will be merged into a new entity, Chicago Equity Partners LLC. Bank of America will hold no ownership interest in the new entity, which will continue to serve as investment sub-adviser to the Asset Allocation and Blue Chip Funds after that date. The investment sub-advisory agreements with the new entity, whose terms are substantially the same as those of the current agreements with Chicago Equity Partners LLC, are subject to approval by shareholders of Asset Allocation Fund and interestholders of Blue Chip Master Portfolio.

On May 12, 2000, certain Funds (each an "Acquiring Fund"), will acquire the assets of certain common trust funds managed by Bank of America (each an "Acquired Fund"), in a tax free exchange for shares of the Acquiring Fund. The following Nations Funds are involved in the conversion:

ACQUIRING FUND            ACQUIRED FUND
----------------------------------------------
Asset Allocation    Balanced Investment Fund
Equity Income       Equity Income Fund
                    BCA Equity Income Fund
Value               Equity Value Fund
                    Kansas Stock Fund
LargeCap Index      Equity Index Fund
Strategic Growth    BCA Diversified Stock Fund
Disciplined Equity  BCA Retail Trust Equity
Small Company       Managed Small Cap Fund

Effective June 23, 2000, Asset Allocation and Blue Chip will no longer offer Seafirst Shares.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS, DIRECTORS AND TRUSTEES OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund (formerly, Nations Capital Income Fund), Nations Balanced Assets Fund, Nations Asset Allocation Fund, Nations Equity Income Fund, Nations Value Fund, Nations LargeCap Index Fund (formerly, Nations Equity Index Fund), Nations Marsico Growth & Income Fund, Nations Blue Chip Fund, Nations Strategic Growth Fund (formerly, Nations Strategic Equity Fund), Nations Capital Growth Fund, Nations Disciplined Equity Fund, Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund (formerly, Emerging Growth
Fund) and Nations Small Company Fund (formerly, Nations Small Company Growth
Fund) (portfolios of Nations Fund Trust, Nations Institutional Reserves or Nations Fund, Inc., hereafter referred to as the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The financial statements of Nations Small Company Growth Fund, formerly Pilot Small Capitalization Equity Fund, for the periods ended May 16, 1997 were audited by other independent accountants whose report dated June 20, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2000, the amount of long-term capital gains designated by the Trust and/or the Company were as follows:

                            FUND                                 TOTAL
--------------------------------------------------------------------------
Convertible Securities......................................  $ 14,194,184
Asset Allocation............................................    16,486,173
Equity Income...............................................     9,085,401
Value.......................................................   275,495,107
LargeCap Index..............................................     8,974,982
Growth & Income.............................................       474,728
Blue Chip...................................................    98,554,615
Strategic Growth............................................     5,146,636
Capital Growth..............................................    67,431,515
Disciplined Equity..........................................    49,731,269
Focused Equities............................................     2,070,912
MidCap Growth...............................................    18,096,308
Small Company...............................................    12,038,564

Of the ordinary income (including short-term capital gain) distributions made by the Trust and the Company during the fiscal year ended March 31, 2000, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................   10.17%
Balanced Assets.............................................   47.59%
Asset Allocation............................................   17.40%
Equity Income...............................................   99.77%
Value.......................................................  100.00%
LargeCap Index..............................................   90.39%
Growth & Income.............................................   34.20%
Blue Chip...................................................   65.31%
Disciplined Equity..........................................   55.03%
Small Company...............................................    0.32%

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio Annual Report
                                                               MARCH 31, 2000

The following pages should be read in conjunction with Nations Marsico Growth & Income, Nations Blue Chip and Nations Marsico Focused Equities Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Growth & Income Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          COMMON STOCKS -- 87.6%
          AUTOMOBILES AND TRUCKS -- 1.5%
117,729   General Motors Corporation.............   $ 9,749
                                                    -------
          BANKING -- 4.8%
317,843   Citigroup Inc. ........................    18,852
139,808   Fannie Mae.............................     7,890
 53,561   Northern Trust Corporation.............     3,619
                                                    -------
                                                     30,361
                                                    -------
          BEVERAGES -- 0.9%
 91,174   Anheuser-Busch Companies, Inc. ........     5,676
                                                    -------
          BROADCASTING -- 0.8%
 66,426   UnitedGlobalCom Inc. ..................     4,986
                                                    -------
          COMMERCIAL SERVICES -- 0.9%
 57,682   Omnicom Group Inc. ....................     5,390
                                                    -------
          COMPUTER RELATED -- 7.6%
236,611   EMC Corporation........................    29,576
 21,580   Lexmark International Group, Inc.,
            Class A..............................     2,282
173,013   Sun Microsystems, Inc. ................    16,212
                                                    -------
                                                     48,070
                                                    -------
          COMPUTER SERVICES -- 0.7%
 50,440   Entrust Technologies Inc.++............     4,291
                                                    -------
          COMPUTER SOFTWARE -- 6.2%
 99,087   Adobe Systems Inc. ....................    11,030
359,877   Oracle Corporation.....................    28,093
                                                    -------
                                                     39,123
                                                    -------
          CONSTRUCTION -- 0.2%
 67,191   M.D.C. Holdings, Inc. .................     1,205
                                                    -------
          COSMETICS AND TOILETRIES -- 0.2%
 30,630   Estee Lauder Companies Inc. ...........     1,533
                                                    -------
          ELECTRICAL EQUIPMENT -- 4.9%
110,389   Sony Corporation, ADR..................    30,923
                                                    -------
          ELECTRONICS -- 3.4%
300,000   Flextronics International Ltd. ........    21,131
                                                    -------
          FINANCIAL SERVICES -- 2.9%
221,724   Morgan Stanley Dean Witter & Company...    18,084
                                                    -------
          INTERNET -- 3.3%
267,177   America Online Inc. ...................    17,968
 17,011   Commerce One, Inc.++...................     2,539
                                                    -------
                                                     20,507
                                                    -------

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          MANUFACTURING -- 3.2%
 62,123   Corning Inc. ..........................   $12,052
 51,448   General Electric Company...............     7,984
                                                    -------
                                                     20,036
                                                    -------
          MEDIA -- 6.4%
127,641   Clear Channel Communications, Inc.++...     8,815
164,032   Comcast Corporation, Class A Special...     7,115
229,239   Time Warner Inc. ......................    22,924
 22,177   Viacom Inc., Class B...................     1,170
                                                    -------
                                                     40,024
                                                    -------
          MEDICAL PRODUCTS AND SUPPLIES -- 5.4%
200,527   Genentech, Inc. .......................    30,480
 70,769   Priority Healthcare Corporation........     3,556
                                                    -------
                                                     34,036
                                                    -------
          NETWORKING EQUIPMENT AND PRODUCTS -- 11.4%
412,373   3Com Corporation++.....................    22,938
451,446   Cisco Systems, Inc. ...................    34,903
 55,886   JDS Uniphase Corporation...............     6,738
 27,857   Juniper Networks, Inc. ................     7,342
                                                    -------
                                                     71,921
                                                    -------
          PHOTO AND OPTICAL -- 0.4%
 23,377   Agilent Technologies Inc++.............     2,431
                                                    -------
          RESTAURANTS AND LODGING -- 1.2%
173,262   Four Seasons Hotels Inc. ..............     7,808
                                                    -------
          RETAIL -- GENERAL -- 1.8%
205,660   Wal-Mart Stores, Inc. .................    11,414
                                                    -------
          RETAIL -- SPECIALTY -- 3.9%
220,444   Home Depot Inc. .......................    14,219
119,515   Tiffany & Company......................     9,994
                                                    -------
                                                     24,213
                                                    -------
          SEMICONDUCTORS -- 5.6%
188,748   Applied Materials, Inc. ...............    17,789
 11,976   Broadcom Corporation, Class A..........     2,909
 20,999   Motorola, Inc. ........................     2,990
 73,442   Texas Instruments Inc. ................    11,751
                                                    -------
                                                     35,439
                                                    -------
          TELECOMMUNICATIONS -- 6.7%
 17,533   Flag Telecom Holdings Limited++........       397
 64,229   General Motors Corporation - Class
            H++..................................     7,997
144,954   QUALCOMM Inc. .........................    21,643
222,730   Vodafone AirTouch plc, ADR.............    12,375
                                                    -------
                                                     42,412
                                                    -------
          UTILITIES -- TELEPHONE -- 3.3%
315,232   Sprint Corporation (PCS Group).........    20,589
                                                    -------
          TOTAL COMMON STOCKS
          (Cost $394,412)........................   551,352
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Marsico Growth & Income Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

PRINCIPAL                                             VALUE
  (000)                                               (000)
------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 7.8%
            ADVERTISING AND MARKETING SERVICES -- 0.7%
$  3,777    BEA Systems Inc.,
              4.000% 12/15/06(+)..................   $ 4,603
                                                     -------
            COMPUTER RELATED -- 5.4%
   4,220    i2 Technologies, Inc.,
              5.250% 12/15/06(+)..................     7,564
  25,575    Juniper Networks, Inc.,
              4.750% 03/15/07.....................    25,383
     993    Redback Networks Inc.,
              5.000% 04/01/07(+)..................       941
                                                     -------
                                                      33,888
                                                     -------
            MEDICAL PRODUCTS AND SUPPLIES -- 0.8%
   6,271    Alexion Pharmaceuticals, Inc.,
              5.750% 03/15/07(+)..................     4,860
                                                     -------
            MEDICAL SERVICES -- 0.2%
   1,300    Alkermes, Inc.,
              3.750% 02/15/07(+)..................     1,092
                                                     -------
            TELECOMMUNICATIONS -- 0.7%
   2,700    Level 3 Communications, Inc.,
              6.000% 09/15/09.....................     4,577
                                                     -------
            TOTAL CONVERTIBLE
              BONDS AND NOTES
            (Cost $44,836)........................    49,020
                                                     -------


 SHARES
--------
           CONVERTIBLE PREFERRED STOCK -- 0.6%
           (Cost $2,743)
           UTILITIES -- ELECTRIC -- 0.6%
  54,859   AES Trust III.........................     3,703
                                                    -------

PRINCIPAL
  (000)
---------
            CORPORATE BONDS AND NOTES -- 0.1%
            (Cost $535)
            CONSTRUCTION -- 0.1%
$    550    M.D.C. Holdings, Inc.,
              8.375% 02/01/08.....................       462
                                                     -------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.6%
            (Cost $22,593)
            FEDERAL HOME LOAN MORTGAGE CORPORATION
              (FHLMC) CERTIFICATES -- 3.6%
  22,600    Discount note 04/03/00................    22,589
                                                     -------

 SHARES                                             VALUE
 (000)                                              (000)
-----------------------------------------------------------
           INVESTMENT COMPANIES -- 11.1%
           (Cost $70,302)
  70,302   Nations Cash Reserves#...............   $ 70,302
                                                   --------
           TOTAL INVESTMENTS
           (Cost $535,421*)..............  110.8%   697,428
                                                   --------
           OTHER ASSETS
             AND LIABILITIES (NET).......  (10.8)%
           Cash.................................   $     67
           Receivable for investment securities
             sold...............................      2,366
           Dividends receivable.................         85
           Interest receivable..................        246
           Collateral on securities loaned......    (70,203)
           Investment advisory fee payable......       (393)
           Administration fee payable...........        (53)
           Accrued Trustees'/Directors' fees and
             expenses...........................         (3)
           Accrued expenses and other
             liabilities........................        (41)
                                                   --------
           TOTAL OTHER ASSETS AND
             LIABILITIES (NET)..................    (67,929)
                                                   --------
           NET ASSETS....................  100.0%  $629,499
                                                   ========

---------------

* Federal Income Tax Information: Net unrealized appreciation of $159,440 on investment securities was comprised of gross appreciation of $170,600 and gross depreciation of $11,160 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $537,988.

(+) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

++ Non-income producing security.

# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $70,203.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMMON STOCKS -- 97.1%
          AEROSPACE AND DEFENSE -- 0.5%
 42,800   Boeing Company........................   $  1,624
 63,500   Northrop Grumman Corporation..........      3,361
                                                   --------
                                                      4,985
                                                   --------
          APPAREL AND TEXTILES -- 0.2%
 34,500   Liz Claiborne Inc.....................      1,581
                                                   --------
          AUTOMOBILE PARTS MANUFACTURERS -- 0.0%+
      3   Delphi Automotive Systems
            Corporation++.......................          0
                                                   --------
          AUTOMOBILES AND TRUCKS -- 1.3%
127,100   Ford Motor Company....................      5,839
 91,000   General Motors Corporation............      7,536
                                                   --------
                                                     13,375
                                                   --------
          BANKING -- 6.9%
226,800   Chase Manhattan Corporation...........     19,774
443,700   Citigroup Inc. .......................     26,317
131,800   Fannie Mae............................      7,438
146,700   Firstar Corporation...................      3,365
274,500   FleetBoston Financial Corporation.....     10,019
 42,000   J.P. Morgan & Company Inc. ...........      5,534
                                                   --------
                                                     72,447
                                                   --------
          BEVERAGES -- 1.6%
131,900   Anheuser-Busch Companies, Inc. .......      8,211
 62,100   Coca-Cola Company.....................      2,915
176,100   PepsiCo, Inc. ........................      6,086
                                                   --------
                                                     17,212
                                                   --------
          CHEMICALS -- BASIC -- 0.8%
 30,200   Dow Chemical Company..................      3,443
 27,000   E.I. duPont de Nemours and Company....      1,428
 67,300   Union Carbide Corporation.............      3,924
                                                   --------
                                                      8,795
                                                   --------
          COMMERCIAL SERVICES -- 0.3%
 39,200   Omnicom Group Inc. ...................      3,663
                                                   --------
          COMPUTER RELATED -- 7.4%
 64,400   Apple Computer Inc.++.................      8,746
158,200   EMC Corporation.......................     19,775
 82,200   Hewlett-Packard Company...............     10,897
 40,600   Lexmark International Group, Inc.,
            Class A.............................      4,293
 37,300   NCR Corporation.......................      1,497
 43,200   Network Appliance, Inc. ..............      3,575
 67,800   Pitney Bowes, Inc. ...................      3,030
153,200   Solectron Corporation.................      6,138
209,000   Sun Microsystems, Inc. ...............     19,584
                                                   --------
                                                     77,535
                                                   --------
          COMPUTER SOFTWARE -- 8.3%
 12,300   BroadVision, Inc. ....................        552
 73,800   Computer Associates International
            Inc. ...............................      4,368
 66,300   Electronic Data Systems Corporation...      4,256

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          COMPUTER SOFTWARE -- (CONTINUED)
407,400   Microsoft Corporation++++.............   $ 43,286
272,600   Oracle Corporation....................     21,280
  6,950   Siebel Systems, Inc. .................        830
 24,700   VERITAS Software Corporation..........      3,236
 50,600   Yahoo! Inc.++.........................      8,672
                                                   --------
                                                     86,480
                                                   --------
          CONGLOMERATE -- 2.9%
 61,800   Dover Corporation.....................      2,959
 99,300   Rockwell International Corporation....      4,152
298,000   Tyco International Ltd. ..............     14,862
129,900   United Technologies Corporation.......      8,208
                                                   --------
                                                     30,181
                                                   --------
          CONSTRUCTION -- 0.2%
 84,300   Centex Corporation....................      2,007
                                                   --------
          CONTAINERS AND PACKAGING -- 0.3%
 55,700   Avery-Dennison Corporation............      3,401
                                                   --------
          COSMETICS AND TOILETRIES -- 1.7%
 50,000   Avon Products, Inc. ..................      1,453
 67,600   Colgate-Palmolive Company.............      3,811
125,600   Kimberly-Clark Corporation............      7,033
104,100   Procter & Gamble Company..............      5,856
                                                   --------
                                                     18,153
                                                   --------
          DRUGS -- 6.0%
 82,200   Amgen Inc. ...........................      5,045
 43,500   Biogen, Inc. .........................      3,040
 87,700   Bristol-Myers Squibb Company..........      5,065
195,800   Merck & Company, Inc. ................     12,164
118,400   Monsanto Company......................      6,098
248,900   Pfizer Inc. ..........................      9,100
218,900   Schering-Plough Corporation...........      8,045
145,100   Warner-Lambert Company................     14,146
                                                   --------
                                                     62,703
                                                   --------
          ELECTRIC POWER -- 0.4%
 70,400   Duke Energy Corporation...............      3,696
                                                   --------
          ENERGY -- 0.6%
139,200   Coastal Corporation...................      6,403
                                                   --------
          FINANCIAL SERVICES -- 2.9%
 73,100   Lehman Brothers Holdings Inc. ........      7,091
211,700   MBNA Corporation......................      5,398
224,900   Morgan Stanley Dean Witter &
            Company.............................     18,343
                                                   --------
                                                     30,832
                                                   --------
          FOOD PRODUCERS -- 1.0%
173,300   ConAgra Inc. .........................      3,141
 39,700   Quaker Oats Company...................      2,407
 84,500   Ralston Purina Group..................      2,313
 82,700   SYSCO Corporation.....................      2,951
                                                   --------
                                                     10,812
                                                   --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          FOREST AND PAPER PRODUCTS -- 0.6%
 47,400   Champion International Corporation....   $  2,524
 90,600   Georgia-Pacific Corporation...........      3,584
                                                   --------
                                                      6,108
                                                   --------
          HOUSEHOLD PRODUCTS -- 0.1%
 35,900   The Clorox Company....................      1,167
                                                   --------
          INSURANCE -- 2.5%
 49,600   American General Corporation..........      2,784
 20,900   American International Group, Inc. ...      2,289
217,000   AXA Financial, Inc. ..................      7,784
151,100   Hartford Financial Services Group,
            Inc. ...............................      7,970
126,500   MGIC Investment Corporation...........      5,519
                                                   --------
                                                     26,346
                                                   --------
          INTERNET -- 1.1%
166,300   America Online Inc. ..................     11,184
                                                   --------
          MACHINERY AND EQUIPMENT -- 0.5%
 44,900   Illinois Tool Works, Inc. ............      2,481
 70,800   Parker Hannifin Corporation...........      2,925
                                                   --------
                                                      5,406
                                                   --------
          MANUFACTURING -- 3.4%
232,500   General Electric Company(++)..........     36,081
                                                   --------
          MEDIA -- 3.3%
153,733   CBS Corporation++.....................      8,705
  3,500   Comcast Corporation, Class A
            Special.............................        152
 48,300   MediaOne Group, Inc.++................      3,912
111,300   Time Warner Inc. .....................     11,131
 23,400   Viacom Inc., Class B..................      1,234
221,800   Walt Disney Company...................      9,177
                                                   --------
                                                     34,311
                                                   --------
          MEDICAL PRODUCTS AND SUPPLIES -- 2.6%
 74,200   Allergan, Inc. .......................      3,710
 65,900   Baxter International Inc. ............      4,131
 75,000   Biomet, Inc. .........................      2,728
 78,000   Cardinal Health, Inc. ................      3,578
138,700   Johnson & Johnson.....................      9,718
 32,500   PE Corp-PE Biosystems Group...........      3,136
                                                   --------
                                                     27,001
                                                   --------
          MEDICAL SERVICES -- 0.5%
 95,700   United Healthcare Corporation.........      5,706
                                                   --------
          METALS AND MINING -- 0.7%
 49,600   Alcoa Inc. ...........................      3,484
 66,500   Nucor Corporation.....................      3,325
                                                   --------
                                                      6,809
                                                   --------
          NETWORKING EQUIPMENT AND PRODUCTS -- 5.2%
 67,600   ADC Telecommunications, Inc. .........      3,642
  9,400   CIENA Corporation++...................      1,186
633,700   Cisco Systems, Inc. ..................     48,992
  4,100   Juniper Networks, Inc. ...............      1,081
                                                   --------
                                                     54,901
                                                   --------

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          OIL -- DOMESTIC -- 0.5%
135,300   Occidental Petroleum Corporation......   $  2,807
100,400   USX-Marathon Group Inc. ..............      2,617
                                                   --------
                                                      5,424
                                                   --------
          OIL -- INTERNATIONAL -- 3.8%
125,200   Chevron Corporation...................     11,573
172,677   Exxon Mobil Corporation...............     13,436
251,100   Royal Dutch Petroleum Company.........     14,455
                                                   --------
                                                     39,464
                                                   --------
          OIL AND GAS -- 0.5%
104,600   Apache Corporation....................      5,204
                                                   --------
          OIL FIELD SERVICES & EQUIPMENT -- 0.6%
 74,700   ENSCO International Inc. .............      2,699
 45,300   Schlumberger Ltd. ....................      3,465
                                                   --------
                                                      6,164
                                                   --------
          PRINTING AND PUBLISHING -- 0.7%
 89,300   McGraw-Hill Companies, Inc. ..........      4,063
 65,800   New York Times Company, Class A.......      2,825
                                                   --------
                                                      6,888
                                                   --------
          RECREATION -- 0.2%
 25,500   Harley-Davidson Inc. .................      2,024
                                                   --------
          RESTAURANTS AND LODGING -- 0.7%
 99,000   Starbucks Corporation++...............      4,437
102,800   Tricon Global Restaurants Inc.++......      3,193
                                                   --------
                                                      7,630
                                                   --------
          RETAIL -- FOOD -- 0.4%
 95,400   Safeway, Inc.++.......................      4,317
                                                   --------
          RETAIL -- GENERAL -- 3.4%
154,400   Federated Department Stores, Inc.++...      6,446
 99,700   Sears, Roebuck and Company............      3,078
 25,400   Target Corporation....................      1,899
426,800   Wal-Mart Stores, Inc..................     23,687
                                                   --------
                                                     35,110
                                                   --------
          RETAIL -- SPECIALTY -- 2.2%
 59,100   Best Buy Company, Inc.++..............      5,083
 25,400   CVS Corporation.......................        954
166,950   Home Depot Inc. ......................     10,767
 94,400   Limited Inc. .........................      3,977
121,500   TJX Companies Inc. ...................      2,696
                                                   --------
                                                     23,477
                                                   --------
          SEMICONDUCTORS -- 7.3%
180,000   Applied Materials, Inc. ..............     16,965
201,700   Intel Corporation.....................     26,613
 66,100   Motorola, Inc. .......................      9,411
129,400   Texas Instruments Inc. ...............     20,704
 27,400   Xilinx, Inc. .........................      2,269
                                                   --------
                                                     75,962
                                                   --------
          TELECOMMUNICATIONS -- 3.2%
  8,600   Brocade Communications Systems,
            Inc. ...............................      1,542
  6,400   Foundry Networks, Inc. ...............        920

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Blue Chip Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000

                                                    VALUE
SHARES                                              (000)
-----------------------------------------------------------
          TELECOMMUNICATIONS -- (CONTINUED)
118,100   Nortel Networks Corporation...........   $ 14,880
 77,600   QUALCOMM Inc. ........................     11,587
 66,600   Scientific-Atlanta, Inc. .............      4,225
                                                   --------
                                                     33,154
                                                   --------
          TOBACCO -- 0.4%
218,600   Philip Morris Companies Inc. .........      4,618
                                                   --------
          TRANSPORTATION -- 0.6%
 74,200   Delta Air Lines, Inc. ................      3,951
 68,200   Union Pacific Corporation.............      2,668
                                                   --------
                                                      6,619
                                                   --------
          UTILITIES -- ELECTRIC -- 1.2%
 81,500   FPL Group Inc. .......................      3,754
116,900   PECO Energy Company...................      4,311
110,800   Unicom Corporation....................      4,044
                                                   --------
                                                     12,109
                                                   --------
          UTILITIES -- NATURAL GAS -- 0.3%
 36,600   Enron Corporation.....................      2,740
                                                   --------
          UTILITIES -- TELEPHONE -- 7.3%
250,350   AT&T Corporation......................     14,082
105,642   Bell Atlantic Corporation.............      6,457
343,700   BellSouth Corporation.................     16,154
132,800   GTE Corporation.......................      9,429
391,150   MCI Worldcom, Inc.++..................     17,725
 33,100   Nextel Communications, Inc.++.........      4,907
193,501   SBC Communications Inc. ..............      8,127
                                                   --------
                                                     76,881
                                                   --------
          TOTAL COMMON STOCKS
            (Cost $707,038).....................   1,017,066
                                                   --------

PRINCIPAL
  (000)
---------
            U.S. TREASURY OBLIGATIONS -- 0.3%
            (Cost $2,937)
            U.S. TREASURY BILLS -- 0.3%
$  3,000    Discount note
              08/17/00(++).....................        2,934
                                                  ----------

 SHARES                                            VALUE
 (000)                                             (000)
-----------------------------------------------------------
           INVESTMENT COMPANIES -- 2.6%
           (Cost $27,379)
  27,379   Nations Cash Reserves#.............   $   27,379
                                                 ----------
           TOTAL INVESTMENTS
           (Cost $737,354*)............  100.0%   1,047,379
                                                 ----------
           OTHER ASSETS AND LIABILITIES
             (NET).....................    0.0%+
           Cash...............................   $       92
           Receivable for investment
             securities sold..................       11,918
           Dividends receivable...............          875
           Interest receivable................          134
           Receivable for variation margin....          165
           Investment advisory fee payable....         (560)
           Administration fee payable.........          (55)
           Payable for investment securities
             purchased........................      (12,714)
           Accrued Trustees'/Directors' fees
             and expenses.....................           (5)
           Accrued expenses and other
             liabilities......................         (126)
                                                 ----------
           TOTAL OTHER ASSETS AND LIABILITIES
             (NET)............................         (276)
                                                 ----------
           NET ASSETS..................  100.0%  $1,047,103
                                                 ==========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $309,612 on investment securities was comprised of gross appreciation of $338,784 and gross depreciation of $29,172 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $737,767.

  ++Non-income producing security.

  + Amount represents less than 0.1%.

(=) Amount represents less than $500.

(++)A portion of the security is segregated as collateral for future contracts.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Marisco Focused Equities Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2000

                                                   VALUE
 SHARES                                            (000)
-----------------------------------------------------------
            COMMON STOCKS -- 95.5%
            BANKING -- 6.3%
  668,980   Citigroup Inc. ...................   $   39,679
1,820,670   Fannie Mae........................      102,754
                                                 ----------
                                                    142,433
                                                 ----------
            COMPUTER RELATED -- 9.7%
1,074,894   EMC Corporation...................      134,361
  173,480   Lexmark International Group, Inc.,
              Class A.........................       18,346
  701,781   Sun Microsystems, Inc.............       65,759
                                                 ----------
                                                    218,466
                                                 ----------
            COMPUTER SERVICES -- 0.7%
  183,649   Entrust Technologies Inc.++.......       15,625
                                                 ----------
            COMPUTER SOFTWARE -- 8.1%
  529,108   Adobe Systems Inc.................       58,896
1,582,221   Oracle Corporation................      123,512
                                                 ----------
                                                    182,408
                                                 ----------
            ELECTRICAL EQUIPMENT -- 4.7%
  383,246   Sony Corporation, ADR.............      107,357
                                                 ----------
            FINANCIAL SERVICES -- 3.4%
  940,891   Morgan Stanley Dean Witter &
              Company.........................       76,741
                                                 ----------
            INTERNET -- 2.9%
  978,761   America Online Inc................       65,822
                                                 ----------
            MANUFACTURING -- 6.1%
  563,980   Corning Inc.......................      109,412
  188,604   General Electric Company..........       29,269
                                                 ----------
                                                    138,681
                                                 ----------
            MEDIA -- 4.8%
  324,765   Clear Channel Communications,
              Inc.++..........................       22,429
  874,010   Time Warner Inc...................       87,401
                                                 ----------
                                                    109,830
                                                 ----------
            MEDICAL PRODUCTS AND SUPPLIES -- 8.0%
1,187,174   Genentech, Inc....................      180,450
                                                 ----------
            NETWORKING EQUIPMENT AND PRODUCTS -- 14.6%
1,482,420   3Com Corporation++................       82,460
2,315,421   Cisco Systems, Inc................      179,012
  341,765   JDS Uniphase Corporation..........       41,204
  101,023   Juniper Networks, Inc.............       26,626
                                                 ----------
                                                    329,302
                                                 ----------

                                                   VALUE
 SHARES                                            (000)
-----------------------------------------------------------
            RESTAURANTS AND LODGING -- 1.0%
  484,107   Four Seasons Hotels Inc...........   $   21,815
                                                 ----------
            RETAIL -- GENERAL -- 3.0%
1,215,285   Wal-Mart Stores, Inc..............       67,448
                                                 ----------
            RETAIL -- SPECIALTY -- 5.3%
1,125,206   Home Depot Inc....................       72,576
  582,861   Tiffany & Company.................       48,742
                                                 ----------
                                                    121,318
                                                 ----------
            SEMICONDUCTORS -- 7.4%
  683,988   Applied Materials, Inc............       64,466
  411,477   Motorola, Inc.....................       58,584
  282,609   Texas Instruments Inc.............       45,217
                                                 ----------
                                                    168,267
                                                 ----------
            TELECOMMUNICATIONS -- 6.2%
  506,049   QUALCOMM Inc......................       75,559
1,172,851   Vodafone AirTouch plc, ADR........       65,167
                                                 ----------
                                                    140,726
                                                 ----------
            UTILITIES -- TELEPHONE -- 3.3%
1,154,010   Sprint Corporation (PCS Group)....       75,371
                                                 ----------
            TOTAL COMMON STOCKS
            (Cost $1,654,787).................    2,162,060
                                                 ----------
PRINCIPAL
  (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 1.6%
            (Cost $30,459)
            TELECOMMUNICATIONS -- 1.6%
$  30,459   Nextel Communications, Inc.,
              5.250% 01/15/10(+)..............       36,284
                                                 ----------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.8%
            (Cost $109,164)
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 4.8%
  109,200   Discount note 04/03/00............      109,146
                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations Marisco Focused Equities Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2000


SHARES                                              VALUE
 (000)                                              (000)
------------------------------------------------------------
          INVESTMENT COMPANIES -- 10.1%
            (Cost $227,806)
227,806   Nations Cash Reserves#...............   $  227,806
                                                  ----------
          TOTAL INVESTMENTS               112.0%   2,535,296
            (Cost $2,022,216*)..........
                                                  ----------
          OTHER ASSETS AND LIABILITIES    (12.0)%
            (NET).......................
          Cash.................................   $      526
          Receivable for investment securities         6,751
            sold...............................
          Dividends receivable.................          267
          Interest receivable..................          327
          Collateral on securities loaned......     (227,705)
          Investment advisory fee payable......       (1,424)
          Administration fee payable...........         (191)
          Payable for investment securities          (50,639)
            purchased..........................
          Accrued Trustees'/Directors' fees and           (4)
            expenses...........................
          Accrued expenses and other                     (38)
            liabilities........................
                                                  ----------
          TOTAL OTHER ASSETS AND LIABILITIES        (272,130)
            (NET)..............................
                                                  ----------
          NET ASSETS....................  100.0%  $2,263,166
                                                  ==========

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $507,183 on investment securities was comprised of gross appreciation of $537,204 and gross depreciation of $30,021 for Federal income tax purposes. At March 31, 2000, the aggregate cost of securities for Federal income tax purposes was $2,026,113.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $227,705.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF OPERATIONS
For the period ended March 31, 2000

                                              GROWTH & INCOME                                                 FOCUSED EQUITIES
                                             MASTER PORTFOLIO                                                 MASTER PORTFOLIO
                                             -----------------           BLUE CHIP MASTER PORTFOLIO           -----------------
                                              FOR THE PERIOD       ---------------------------------------     FOR THE PERIOD
                                              OCTOBER 8, 1999       FOR THE PERIOD        FOR THE PERIOD       OCTOBER 8, 1999
                                                    TO              MAY 15, 1999 TO      MARCH 1, 1999 TO            TO
                                             MARCH 31, 2000(a)      MARCH 31, 2000        MAY 14, 1999(b)     MARCH 31, 2000(c)
                                               -----------------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding
  taxes of $9, $0, $0 and $9,
  respectively)..........................    $             665     $           8,790     $           2,312    $           2,453
Interest.................................                1,057                   884                   182                3,595
Securities lending income................                   93                    --                    --                  224
                                             -----------------     -----------------     -----------------    -----------------
         Total investment income.........                1,815                 9,674                 2,494                6,272
                                             -----------------     -----------------     -----------------    -----------------
EXPENSES:
Investment advisory fee..................                1,666                 5,545                   984                6,068
Administration fee.......................                  177                   429                    98                  649
Fund accounting fees and expenses........                   --                    --                    58                   --
Custodian fees...........................                   16                    87                    21                   57
Legal and audit fees.....................                   36                    51                    --                   33
Directors' fees and expenses.............                    7                    16                     9                    8
Interest expense.........................                   --                     4                    --                   --
Other....................................                    5                   111                    37                    9
                                             -----------------     -----------------     -----------------    -----------------
         Total expenses..................                1,907                 6,243                 1,207                6,824
Fees reduced by credits allowed by the
  custodian..............................                   (2)                   (4)                   --                  (12)
                                             -----------------     -----------------     -----------------    -----------------
    Net expenses.........................                1,905                 6,239                 1,207                6,812
                                             -----------------     -----------------     -----------------    -----------------
NET INVESTMENT INCOME....................                  (90)                3,435                 1,287                 (540)
                                             -----------------     -----------------     -----------------    -----------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions..................               10,939                86,353                57,394               32,010
  Written options........................               (1,859)                   --                    --               (7,384)
  Futures contracts......................                   --                   294                    --                   --
  Foreign currency and net other
    assets...............................                   21                    --                    --                  (91)
                                             -----------------     -----------------     -----------------    -----------------
Net realized gain/(loss) on
  investments............................                9,101                86,647                57,394               24,535
Change in unrealized
  appreciation/(depreciation) of:
  Securities (Note 8)....................               43,475                43,505                10,459              137,004
  Futures contracts......................                   --                 1,115                    --                   --
                                             -----------------     -----------------     -----------------    -----------------
Net change in unrealized
  appreciation/(depreciation) of
  investments............................               43,475                44,620                10,459              137,004
Net realized and unrealized gain/(loss)
  on investments.........................               52,576               131,267                67,853              161,539
                                             -----------------     -----------------     -----------------    -----------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............    $          52,486     $         134,702     $          69,140    $         160,999
                                             =================     =================     =================    =================

---------------

(a) Growth & Income Master Portfolio commenced operations on October 8, 1999.

(b) Represents financial information for the Pacific Horizon Blue Chip Portfolio, which was reorganized into Blue Chip Master Portfolio on May 21, 1999.

(c) Focused Equities Master Portfolio commenced operations on October 8, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF CHANGES IN NET ASSETS

                                 GROWTH & INCOME
                                MASTER PORTFOLIO                       BLUE CHIP MASTER PORTFOLIO
                                -----------------        ------------------------------------------------------
                                  PERIOD ENDED          PERIOD ENDED          PERIOD ENDED           YEAR ENDED
                                   3/31/00(a)              3/31/00             5/14/99(b)            2/28/99(b)
                                -----------------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income.......    $             (90)    $           3,435     $           1,287     $           7,024
Net realized gain/(loss) on
  investments...............                9,101                86,647                57,394                64,380
Net change in unrealized
 appreciation/(depreciation)
  of investments............               43,475                44,620                10,459                72,411
                                -----------------     -----------------     -----------------     -----------------
Net increase/(decrease) in
  net assets resulting from
  operations................               52,486               134,702                69,140               143,815
Contributions...............              670,827                37,026                45,223               268,651
Withdrawals.................              (93,814)              (96,955)              (49,779)             (223,374)
                                -----------------     -----------------     -----------------     -----------------
Net increase/(decrease) in
  net assets................              629,499                74,773                64,584               189,092
NET ASSETS:
Beginning of period.........                   --               972,330               907,746               718,654
                                -----------------     -----------------     -----------------     -----------------
End of period...............    $         629,499     $       1,047,103     $         972,330     $         907,746
                                =================     =================     =================     =================

                              FOCUSED EQUITIES
                              MASTER PORTFOLIO
                              -----------------
                                PERIOD ENDED
                                 3/31/00(c)
                                --------------------------------------------------------
(IN THOUSANDS)
Net investment income.......  $            (540)
Net realized gain/(loss) on
  investments...............             24,535
Net change in unrealized
 appreciation/(depreciation)
  of investments............            137,004
                              -----------------
Net increase/(decrease) in
  net assets resulting from
  operations................            160,999
Contributions...............          2,482,428
Withdrawals.................           (380,261)
                              -----------------
Net increase/(decrease) in
  net assets................          2,263,166
NET ASSETS:
Beginning of period.........                 --
                              -----------------
End of period...............  $       2,263,166
                              =================

  SUPPLEMENTARY DATA

                                                                                                              WITHOUT WAIVERS
                                                                                                               AND/OR EXPENSE
                                                                                                               REIMBURSEMENTS
                                                                                                              ----------------
                                                    RATIO OF             RATIO OF NET                             RATIO OF
                                                   OPERATING              INVESTMENT                             OPERATING
                                                    EXPENSES            INCOME/(LOSS)         PORTFOLIO         EXPENSES TO
                                                   TO AVERAGE             TO AVERAGE           TURNOVER           AVERAGE
                                                   NET ASSETS             NET ASSETS             RATE            NET ASSETS
                                                 -----------------------------------------------------------------------------
GROWTH & INCOME MASTER PORTFOLIO:
Period ended 3/31/2000(a)....................         0.86%+(d)             (0.04)%+              60%               0.86%+(d)
BLUE CHIP MASTER PORTFOLIO:
Period ended 3/31/2000.......................         0.73%+(d)              0.40%+               47%               0.73%+(d)
Period ended 5/14/1999(b)....................         0.61+                  0.65+                19                0.61
Year ended 2/28/1999(b)......................         0.62                   0.85                 57                0.62
Year ended 2/28/1998(b)......................         0.65                   1.11                 67                1.06
Year ended 2/28/1997(b)......................         0.62                   1.62                 91                1.34
Year ended 2/29/1996(b)......................         0.31                   2.16                108                1.57
FOCUSED EQUITIES MASTER PORTFOLIO:
Period ended 3/31/2000(c)....................         0.84%+(d)             (0.07)%+              84%               0.84%+(d)

---------------

 + Annualized.

 (a) Growth & Income Master Portfolio commenced operations on October 8, 1999.

 (b) Represents financial information for the Pacific Horizon Blue Chip Portfolio, which was reorganized into Blue Chip Master Portfolio on May 21, 1999.

 (c) Focused Equities Master Portfolio commenced operations on October 8, 1999.

 (d) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2000, the Trust offered seven separate series of master portfolios. These financial statements pertain only to the Growth & Income Master Portfolio, Blue Chip Master Portfolio and Focused Equities Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Trust are presented under separate cover.

The following shareholders were invested in the Portfolios at March 31, 2000:

Growth & Income Master Portfolio:
  Nations Marsico Growth & Income Fund...     99.3%
  Nations Marsico Growth & Income Fund
    (Offshore)...........................      0.7%
Blue Chip Master Portfolio:
  Nations Blue Chip Fund.................     95.1%
  Nations Blue Chip Fund (Offshore)
    (formerly World Horizon U.S. Equity
    Fund)................................      4.9%
Focused Equities Master Portfolio:
  Nations Marsico Focused Equities
    Fund.................................     99.0%
  Nations Marsico Focused Equities Fund
    (Offshore)...........................      1.0%

Growth & Income Master Portfolio and Focused Equities Master Portfolio commenced operations on October 8, 1999, upon their receipt of certain assets and liabilities, from their corresponding Feeder Funds, including securities with a value of $306,916,860 and $1,082,184,889, respectively, and net unrealized appreciation of $117,981 and $376,076, respectively.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities which are traded on a recognized exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities are valued using broker quotations on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: The Blue Chip Master Portfolio may invest in futures contracts. Upon entering into a futures contract, the Master Portfolio is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract. The Master Portfolio recognizes a realized gain or loss when the contract is closed, equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio's basis in the contract.

Risks of investments in futures contracts include the possible movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets and other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for Federal income tax purposes and therefore are not subject to Federal income tax. Each investor in the Master Portfolios will be taxed on its share of the Master Portfolio's ordinary income and capital gains.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each
Portfolio:

                                                ANNUAL
                                                 RATE
                                                ------
Growth & Income Master Portfolio..............   0.75%
Blue Chip Master Portfolio....................   0.65%
Focused Equities Master Portfolio.............   0.75%

The Trust has, on behalf of the Growth & Income and Focused Equities Master Portfolios, entered into a sub-advisory agreement with Marsico Capital Management, LLC ("Marsico"), pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the annual rate of 0.45% of each Master Portfolio's average daily net assets. Marsico Management Holdings, LLC, a wholly-owned subsidiary of Bank of America, owns 50% of the equity of Marisco.

The Trust has, on behalf of the Blue Chip Master Portfolio, entered into a sub-advisory agreement with Chicago Equity Partners Corporation ("Chicago Equity"), a wholly-owned subsidiary of Bank of America, pursuant to which Chicago Equity is entitled to receive a sub-advisory fee from BAAI at the annual rate of 0.25% of the Master Portfolio's average daily net assets.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Blue Chip Master Portfolio's average daily net assets and 0.10% of the Growth & Income and Focused Equities Master Portfolios' average daily net assets. Effective January 3, 2000, the combined co-administration fee payable by the Growth & Income and Focused Equities Master Portfolios increased by 0.05% of the Master Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the period ended March 31, 2000, BAAI earned $1,329,136 from the Master Portfolios for its co-administration services.

BNY serves as the custodian of the Trust's assets. For the period ended March 31, 2000, expenses of the Master Portfolios were reduced by $18,033 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America or BAAI, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or Officer of the Trust.

For the year ended March 31, 2000, the Growth & Income Master Portfolio and Focused Equities Master Portfolio paid commissions of $45,740 and $221,646, respectively, to certain affiliates of BAAI in connection with the execution of various portfolio transactions.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nation's Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the period ended March 31, 2000, the Funds earned $861,457 in the aggregate from such investments, which is included in interest income.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

securities and short-term investments, for the period ended March 31, 2000 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Growth & Income Master
  Portfolio.................  $  454,907    $  270,771
Blue Chip Master
  Portfolio.................     451,457       525,346
Focused Equities Master
  Portfolio.................   2,143,584     1,405,068

There were no purchases and sales of long-term U.S. government securities for the period ended March 31, 2000.

4.  FUTURES CONTRACTS

At March 31, 2000, the following Portfolio had futures contracts open:

                                     VALUE OF
                                   CONTRACT WHEN   MARKET VALUE     UNREALIZED
                       NUMBER OF      OPENED       OF CONTRACTS    APPRECIATION
DESCRIPTION            CONTRACTS       (000)          (000)           (000)
--------------------------------------------------------------------------------
BLUE CHIP MASTER
 PORTFOLIO:
S&P 500 Futures (long
 position) expiring
 June 2000(a)........     60          $21,418        $22,730          $1,312

---------------
(a) Securities have been segregated as collateral for the Blue Chip Mater Portfolio for open futures contracts.

5.  WRITTEN OPTIONS

Written Options for the Growth & Income and Focused Equities Portfolios for the year ended March 31, 2000 aggregated the following:

                                                                GROWTH & INCOME         FOCUSED EQUITIES
                                                              --------------------    ---------------------
                                                              NUMBER OF    PREMIUM    NUMBER OF    PREMIUM
                 SUMMARY OF WRITTEN OPTIONS                   CONTRACTS     (000)     CONTRACTS     (000)
-----------------------------------------------------------------------------------------------------------
Outstanding at
  March 31, 1999............................................       0       $    0            0     $      0
  Contracts opened..........................................     763        3,162        2,906       12,350
  Contracts closed..........................................    (763)      (3,162)      (2,906)     (12,350)
                                                                ----       -------     -------     --------
Outstanding at
  March 31, 2000............................................       0       $    0            0     $      0
                                                                ====       =======     =======     ========

6.  LINES OF CREDIT

The Trust participates with other Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At March 31, 2000, there were no loans outstanding under this Agreement. For the period ended March 31, 2000, borrowings by the Master Portfolios under the Agreement were as follows:

                                       AVERAGE
                                       AMOUNT       AVERAGE
                                     OUTSTANDING    INTEREST
PORTFOLIO                               (000)         RATE
------------------------------------------------------------
Blue Chip Master Portfolio.........      $63          5.69%

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participates with other Nations Funds in a committed line of credit provided by BNY. Interest on borrowings under the committed line is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit is charged, of which each Master Portfolio has agreed to pay its pro rata share. This fee is paid quarterly in arrears. Each participating Master Portfolio is required to maintain an

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended March 31, 2000, there were no borrowings by the Master Portfolios under the committed line of credit.

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2000, the following Master Portfolios had securities on loan:

                                   MARKET VALUE      MARKET
                                    OF LOANED         VALUE
                                    SECURITIES    OF COLLATERAL
PORTFOLIO                             (000)           (000)
---------------------------------------------------------------
Growth & Income Master
  Portfolio......................    $ 70,147       $ 70,203
Focused Equities Master
  Portfolio......................     226,937        227,705

8.  REORGANIZATION OF MASTER INVESTMENT TRUST, SERIES I

On May 21, 1999, the Blue Chip Master Portfolio, a newly established portfolio, acquired the assets and liabilities of the Pacific Horizon Blue Chip Master Portfolio ("Acquired Portfolio"), a series of Master Investment Trust, Series I, pursuant to a plan of reorganization approved by its interest holders. The acquisition was accomplished by a tax-free exchange of interests of Blue Chip Master Portfolio in an amount equal to the outstanding interests of the Acquired Portfolio. The financial statements of the Blue Chip Master Portfolio reflect the historical financial results of the Acquired Portfolio prior to the reorganization. Additionally, the fiscal year end of the Blue Chip Master Portfolio for financial reporting purposes was changed to coincide with that of the Trust.

9.  SUBSEQUENT EVENT

On April 30, 2000, Chicago Equity Partners Corporation will be merged into a new entity, Chicago Equity Partners LLC. Bank of America will hold no ownership interest in the new entity, which will continue to serve as investment sub-adviser to the Asset Allocation Fund and Blue Chip Master Portfolio after that date. The investment sub-advisory agreements with the new entity, whose terms are substantially the same as those of the current agreements with Chicago Equity Partners LLC, are subject to approval by shareholders of Asset Allocation Fund and investors of Blue Chip Master Portfolio.

NATIONS MASTER INVESTMENT TRUST
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Nations Marsico Growth & Income Master Portfolio, Nations Blue Chip Master Portfolio and Nations Marsico Focused Equities Master Portfolio (portfolios of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
May 19, 2000

               P.O. Box 34602
               Charlotte, NC 28254-4602
               Toll free 1.800.321.7854

NATIONS FUNDS








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